As Filed with the Securities and Exchange Commission on July 17, 1997

                                            Registration No. 333-29811
                                                             811-08269
============================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                    FORM N-4

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                 Pre-Effective Amendment No.                 [ ]

                Post-Effective Amendment No.   1             [X]


                                 and/or

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                Amendment No.   2                           [X]


                              Variable Account  J
                           (Exact Name of Registrant)

                    Liberty Life Assurance Company of Boston
                              (Name of Depositor)

               175 Berkeley Street,  Boston, Massachusetts 02117
        (Address of Depositor's Principal Executive Offices)  (Zip Code)

        Depositor's Telephone Number, including Area Code:  617-357-9500

                              Lee W. Rabkin, Esq.
                    Liberty Life Assurance Company of Boston
                              175 Berkeley Street
                                Boston, MA 02117
                    (Name and Address of Agent for Service)

                                 Copies to:
     James J. Klopper, Esq.                 Joan E. Boros, Esq.
     Keyport Life Insurance Company   and   Katten Muchin & Zavis
     125  High  Street, 13th Floor          1025 Thomas Jefferson  Street, N.W.
     Boston, MA 02110                       Washington, DC 20007

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

It is proposed that this filing will become effective:
( ) immediately upon filing pursuant to paragraph (b) of Rule 485
( ) on [date] pursuant to paragraph (b) of Rule 485
( ) 60 days after filing pursuant to paragraph (a)(1) of Rule 485
( ) on [date] pursuant to paragraph (a)(1) of Rule 485

Registrant has registered an indefinite number or amount of securities under the Securities Act of 1933 pursuant to Investment Company Act Rule 24f-2. The Rule 24f-2 Notice for the Registrant's most recent fiscal year will be filed on or about February 28, 1998.
=============================================================================


Exhibit List on Page ____

                       CONTENTS OF REGISTRATION STATEMENT




                                The Facing Sheet

                               The Contents Page

                             Cross-Reference Sheet


                                     PART A

                                   Prospectus


                                     PART B

                      Statement of Additional Information


                                     PART C

                                 Items 24 - 32

                                 The Signatures

                                    Exhibits


                               VARIABLE ACCOUNT J

                    LIBERTY LIFE ASSURANCE COMPANY OF BOSTON

                       CROSS REFERENCE TO ITEMS REQUIRED
                                  BY FORM N-4

N-4 Item       Caption in Prospectus

 1.            Cover Page
 2.            Glossary of Special Terms
 3.            Summary of Expenses
 4.            Performance Information
 5.            Liberty Life and the Variable Account
               Eligible Funds
 6.            Deductions
 7.            Allocations of Purchase Payments
               Transfer of Variable Account Value
               Substitution of Eligible Funds and Other Variable Account
                  Changes
               Modification of the Certificate
               Death Provisions for Non-Qualified Certificates
               Death Provisions for Qualified Certificates
               Certificate Ownership
               Assignment
               Partial Withdrawals and Surrender
               Annuity Benefits
               Suspension of Payments
               Inquiries by Certificate Owners
 8.            Annuity Provisions
 9.            Death Provisions for Non-Qualified Certificates
               Death Provisions for Qualified Certificates
               Annuity Options
10.            Purchase Payments and Applications
               Variable Account Value
               Valuation Periods
               Net Investment Factor
               Sales of the Certificates
11.            Partial Withdrawals and Surrender
               Option A:  Income For a Fixed Number of Years
               Right to Revoke
12.            Tax Status
13.            Legal Proceedings
14.            Table of Contents - Statement of Additional Information

                    Caption in Statement of Additional Information

15.            Cover Page
16.            Table of Contents
17.            Liberty Life Assurance Company of Boston
18.            Safekeeping of Assets, Experts
19.            Not applicable
20.            Principal Underwriter
21.            Investment Performance
22.            Variable Annuity Benefits
23.            Financial Statements


This Amendment to the Registration Statement of Form N-4 which became effective on July 15, 1997 (the "Registration Statement") is being filed pursuant to Rule 485(a) under the Securities act of 1933, as amended, to supplement the Registration Statement with a separate prospectus and statement of additional information ("SAI"), and related exhibits, describing a particular form of the Group and Individual Flexible Premium Deferred Annuity Contract. This Amendment relates only to the prospectus, SAI, and exhibits included in this Amendment and does not otherwise delete, amend, or supersede any information contained in the Registration Statement.




                                     PART A


                        July 30, 1997 Prospectus for





                                   LIBERTY
                          ADVISOR VARIABLE ANNUITY






                       Including Fund Prospectuses for

                           THE ALGER AMERICAN FUND

                ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.

                      KEYPORT VARIABLE INVESTMENT TRUST

                        MFS VARIABLE INSURANCE TRUST

                     STEINROE VARIABLE INVESTMENT TRUST



               NOT            May lose value
               FDIC           No bank guarantee
               INSURED



Distributed by:

Keyport Financial Services Corp.
125 High Street, Boston, MA 02110-2712

Issued by:
Liberty Life Assurance Company of Boston
175 Berkeley Street, Boston, MA 02117

Liberty Life Service Office
125 High Street, Boston, MA 02110-2712

Service Hotline 800-367-3653 (Press 3)


LAVAP 7/97

____Yes.I would like to receive the Liberty Advisor Variable Annuity Statement of Additional Information.

____Yes.I would like to receive the Statement of Additional Information for the Eligible Funds of:

____ The Alger American Fund

____ Alliance Variable Products Series Fund, Inc.

____ Keyport Variable Investment Trust

____ MFS Variable Insurance Trust

____ SteinRoe Variable Investment Trust

Name

Address

City State Zip


                             BUSINESS REPLY MAIL
                FIRST CLASS MAIL  PERMIT NO. 6719  BOSTON, MA
                      POSTAGE WILL BE PAID BY ADDRESSEE

                         LIBERTY LIFE SERVICE OFFICE
                               125 HIGH STREET
                            BOSTON, MA 02110-9773

     NO POSTAGE NECESSARY IF MAILED IN THE UNITED STATES.



                       GROUP FLEXIBLE PURCHASE PAYMENT
                     DEFERRED VARIABLE ANNUITY CONTRACT
                                  ISSUED BY
                             Variable Account J
                                     OF
                  LIBERTY LIFE ASSURANCE COMPANY OF BOSTON

This Prospectus offers Group Variable Annuity Contracts (the "Contracts") and the related Certificates (the "Certificates") that are designed to fund benefits under certain group arrangements including those that qualify for special tax treatment under the Internal Revenue Code of 1986 (the "Code"). As required by certain states, the Certificates may be offered as individual contracts. Unless otherwise noted or the context so requires all references to the Certificates include the Contracts and the individual Contracts. The Certificates are offered on a flexible payment basis.

The variable annuity Contract (form number DVA(1)NY) and the Certificates described in this prospectus provide for accumulation of Certificate Values on a variable basis, and also on a fixed basis, and payments of periodic annuity payments on either a variable or a fixed basis. The Certificates are designed for use by individuals for retirement planning purposes.

This prospectus generally describes only the variable features of the Certificate (for a summary of the fixed features, see Appendix A on Page xx). If the Certificate Owner elects to have Certificate Values accumulated on a variable basis, Purchase Payments will be allocated to a segregated investment account of Liberty Life Assurance Company of Boston ("Liberty Life"), designated Variable Account J ("Variable Account").

The Variable Account invests in shares of the following investment companies at their net asset value: The Alger American Fund ("Alger American Fund")- Alger American Growth Portfolio ("Alger Growth") and Alger American Small Capitalization Portfolio ("Alger Small Cap"); Alliance Variable Products Series Fund, Inc. ("Alliance Series Fund") - Global Bond Portfolio ("Alliance Global Bond") and Premier Growth Portfolio ("Alliance Premier Growth"); Keyport Variable Investment Trust ("Colonial Trust") -- Colonial-Keyport Growth and Income Fund ("Colonial Growth & Income"), Colonial-Keyport International Fund for Growth ("Colonial Int'l Fund for Growth"), Colonial-Keyport Strategic Income Fund ("Colonial Strategic Income"), Colonial-Keyport U.S. Stock Fund ("Colonial U.S. Stock Fund"), Colonial-Keyport Utilities Fund ("Colonial Utilities"), and Newport-Keyport Tiger Fund ("Colonial-Newport Tiger"); MFS Variable Insurance Trust ("MFS Trust") -- MFS Emerging Growth Series ("MFS Emerging Growth") and MFS Research Series ("MFS Research"); and SteinRoe Variable Investment Trust ("SteinRoe Trust") -- SteinRoe Capital Appreciation Fund ("SteinRoe Capital Appreciation"), SteinRoe Cash Income Fund ("SteinRoe Cash Income"), SteinRoe Managed Assets Fund ("SteinRoe Managed Assets"), SteinRoe Managed Growth Stock Fund ("SteinRoe Managed Growth Stock"), and SteinRoe Mortgage Securities Income Fund ("SteinRoe Mortgage Securities Income").

The Variable Account may offer other forms of the Contracts and Certificates with features, and fees and charges which vary from the Certificates, and provide for investment in other Sub-accounts which may invest in different or additional mutual funds. Other Contracts and Certificates will be described in separate prospectuses and statements of additional information.

A Statement of Additional Information dated the same as this prospectus has been filed with the Securities and Exchange Commission and is herein incorporated by reference. It is available, at no charge, by writing the Principal Underwriter, Keyport Financial Services Corp. at 125 High Street, Boston, MA 02110, by calling (800) 437-4466, or by returning the postcard on the back cover of this prospectus. A table of contents for the Statement of Additional Information is on Page xx.

The Certificates may be sold by or through banks or other depository institutions. The Contract and Certificates: are not insured by the FDIC; are not a deposit or other obligation of, or guaranteed by, the depository institution; and are subject to investment risks, including the possible loss of principal amount invested.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS SETS FORTH THE INFORMATION A PROSPECTIVE INVESTOR SHOULD KNOW BEFORE INVESTING. THE PROSPECTUS SHOULD BE RETAINED FOR FUTURE REFERENCE.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE OR JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED BY LIBERTY LIFE TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THIS OFFERING, AND IF GIVEN OR MADE, SUCH UNAUTHORIZED INFORMATION OR REPRESENTATIONS SHOULD NOT BE RELIED UPON.

          The date of this prospectus is July 30, 1997

                              TABLE OF CONTENTS

                                                            Page
Glossary of Special Terms
Summary of Expenses
Synopsis
Performance Information
Liberty Life and the Variable Account
Purchase Payments and Applications
Investments of the Variable Account
  Allocations of Purchase Payments
  Eligible Funds
  Transfer of Variable Account Value
  Substitution of Eligible Funds and Other Variable
    Account Changes
Deductions
  Deductions for Certificate Maintenance Charge
  Deductions for Mortality and Expense Risk Charge
  Deductions for Daily Distribution Charge
  Deductions for Contingent Deferred Sales Charge
  Deductions for Transfers of Variable Account Value
  Deductions for Premium Taxes
  Deductions for Income Taxes
  Total Variable Account Expenses
Other Services
The Certificates
  Variable Account Value
  Valuation Periods
  Net Investment Factor
  Modification of the Certificate
  Right to Revoke
Death Provisions for Non-Qualified Certificates
Death Provisions for Qualified Certificates
Certificate Ownership
Assignment
Partial Withdrawals and Surrender
Annuity Provisions
  Annuity Benefits
  Income Date and Annuity Option
  Change in Income Date and Annuity Option
  Annuity Options
  Variable Annuity Payment Values
  Proof of Age, Sex, and Survival of Annuitant
Suspension of Payments
Tax Status
  Introduction
  Taxation of Annuities in General
  Qualified Plans
  Tax-Sheltered Annuities
  Individual Retirement Annuities
  Corporate Pension and Profit-Sharing Plans
  Deferred Compensation Plans with Respect to Service
    for State and Local Governments
Variable Account Voting Privileges
Sales of the Certificates
Legal Proceedings
Inquiries by Certificate Owners
Table of Contents-Statement of Additional Information
Appendix A-The Fixed Account (also known as the Modified
  Guaranteed Annuity Account)
Appendix B-Telephone Instructions


                          GLOSSARY OF SPECIAL TERMS

Accumulation Unit: An accounting unit of measure used to calculate Variable Account Value.

Annuitant: The Annuitant is the natural person to whom any annuity payments will be made starting on the Income Date. The Annuitant may not be over age 90 on the Certificate Date (age 75 for Qualified Certificates).

Certificate Anniversary: The same month and day as the Certificate Date in each subsequent year of the Certificate.

Certificate Date:   The effective date of the Certificate; it is shown on the
Certificate Schedule.

Certificate Owner: The person (or persons in the case of joint ownership) who possesses all the ownership rights under the Certificate. The primary Certificate Owner may not be over age 90 on the Certificate Date (age 75 for Qualified Certificates and age 90 for a joint Owner).

Certificate Value: The sum of the Variable Account Value and the Fixed Account Value.

Certificate Withdrawal Value: The Certificate Value increased or decreased by a limited Market Value Adjustment less any premium taxes and Certificate Maintenance Charge and applicable Contingent Deferred Sales Charges.

Certificate Year: Any period of 12 months commencing with the Certificate Date and each Certificate Anniversary thereafter shall be a Certificate Year.

Covered Person: The person(s) identified on the Certificate Schedule whose death may result in an Adjustment of Certificate Value, a waiver of any
Contingent Deferred Sales Charges and a waiver of any Market Value Adjustment or whose medically necessary stay in a hospital or nursing facility may allow the Certificate Owner to be eligible for either a total or partial waiver of the Contingent Deferred Sales Charge.

Designated Beneficiary: The person who may be entitled to receive benefits following the death of the Annuitant, Certificate Owner, or joint Certificate Owner. The Designated Beneficiary will be the first person among the following who is alive on the date of death: primary Certificate Owner; joint Certificate Owner; primary beneficiary; contingent beneficiary; and if none of the above is alive, the primary Certificate Owner's estate. If the primary Certificate Owner and joint Certificate Owner are both alive, they will be the Designated Beneficiary together.

Eligible Funds: The mutual funds that are eligible investments for the Variable Account under the Certificates.

Fixed Account: Part of Liberty Life's general account to which Purchase Payments may be allocated or Certificate Values may be transferred.

Fixed Account Value: The value of all Fixed Account amounts accumulated under the Certificate prior to the Income Date.

Guarantee  Period Anniversary:  An anniversary of a Guarantee Period's  Start
Date.

Guarantee Period Month: The first Guarantee Period Month is the monthly period which begins on the Start Date. Subsequent Guarantee Period Months begin on the same day in the ensuing months.

Guarantee Period Year: The first Guarantee Period Year is the annual period which begins on the Start Date. Subsequent Guarantee Period Years begin on each Guaranteed Period Anniversary.

In Force: The status of the Certificate before the Income Date so long as it is not totally surrendered, the Certificate Value under a Certificate does not go to zero, and there has not been a death of the Annuitant or any Certificate Owner that will cause the Certificate to end within at most five years of the date of death.

Income Date: The date on which annuity payments are to begin.

Non-Qualified Certificate: Any Certificate that is not issued under a Qualified Plan.

Office: Liberty Life's Service Office, which is 125 High Street, Boston, Massachusetts 02110.

Qualified Certificate: Certificates issued under Qualified Plans.

Qualified Plan: A retirement plan established pursuant to the provisions of Sections 401, 403(b) or 408(b) of the Internal Revenue Code. Liberty Life treats Section 457 plans as Qualified Plans.

Start Date:  The date an amount is first allocated to a Guarantee Period.

Variable Account: A separate investment account of Liberty Life into which Purchase Payments under the Certificates may be allocated. The Variable Account is divided into Sub-Accounts ("Sub-Account") that correspond to the Eligible Funds in which they invest.

Variable Account Value: The value of all Variable Account amounts accumulated under the Certificate prior to the Income Date.

Written Request: A request written on a form satisfactory to Liberty Life, signed by the Certificate Owner and a disinterested witness, and filed at Liberty Life's Office.
                             SUMMARY OF EXPENSES

The expense summary format below, including the examples, was adopted by the Securities and Exchange Commission to assist the owner of a variable annuity certificate in understanding the transaction and operating expenses the owner will directly or indirectly bear under a certificate. The values reflect expenses of the Variable Account as well as the Eligible Funds under the Certificates. The expenses shown for the Eligible Funds and the examples should not be considered a representation of future expenses.
                   Certificate Owner Transaction Expenses

Sales Load Imposed on Purchases:                       0%

Maximum Contingent Deferred Sales Charge
(as a percentage of Purchase Payments):                7%1

          Years from Date of Payment         Sales Charge

                    1                             7%
                    2                             6%
                    3                             5%
                    4                             4%
                    5                             3%
                    6                             2%
                    7                             1%
                    8 or later                    0%

Maximum Total Certificate Owner Transaction Expenses
  (as a percentage of Purchase Payments):                   7%

Annual  Certificate Maintenance Charge2                     $36

The Certificate Maintenance Charge will be waived before the Income Date if:

      (i) the Certificate Value is greater than or equal to $40,000 on the Certificate Anniversary date this charge is imposed, or
      (ii) Purchase Payments of at least $2,000 have been made in the prior Certificate Year and there has been no partial withdrawal in the prior Certificate Year.

The Certificate Maintenance Charge will be waived on and after the Income Date for the current year if:

      (i) variable annuity Option A (Income for a Fixed Number of Years) is applicable; and
      (ii) at the time of the first payment of the year, the present value of all the remaining payments (see "Option A" on Page xx) is greater than or equal to $40,000.

                      Variable Account Annual Expenses
                   (as a percentage of average net assets)

Mortality and Expense Risk Charge:                          1.25%
Distribution Charge:.                                        .15%
Total Variable Account Annual Expenses:                     1.40%

Alger American Fund, Alliance Series Fund, Colonial Trust, MFS Trust, and SteinRoe Trust Annual Expenses3
(as a percentage of average net assets)

                                                             Total Fund
                                                              Operating
                                                            Expenses After
                              Management      Other          Any Expense
Fund                            Fees         Expenses       Reimbursements4

Alger Growth                    .75%           .04%            .79%
Alger Small Cap                 .85%           .03%            .88%
Alliance Global Bond            .44%           .50%            .94%(1.15%)4
Alliance Premier Growth         .72%           .23%            .95%(1.23%)4
Colonial Growth & Income        .65%           .14%            .79%
Colonial Int'l Fund for Growth  .90%           .50%           1.40%
Colonial-Newport Tiger          .90%           .37%           1.27%
Colonial Strategic Income       .65%           .15%            .80%(.86%)4
Colonial U.S. Stock             .80%           .15%            .95%
Colonial Utilities              .65%           .16%            .81%
MFS Emerging Growth             .75%           .25%           1.00%(1.16%)4
MFS Research                    .75%           .25%           1.00%(1.48%)4
SteinRoe Capital Appreciation   .65%           .10%            .75%
SteinRoe Cash Income            .50%           .15%            .65%
SteinRoe Managed Assets         .60%           .07%            .67%
SteinRoe Managed Growth Stock   .65%           .08%            .73%
SteinRoe Mortgage Securities
  Income                        .55%           .15%            .70%(.72%)4

THE ABOVE EXPENSES FOR THE ELIGIBLE FUNDS WERE PROVIDED BY THE FUNDS. LIBERTY LIFE HAS NOT INDEPENDENTLY VERIFIED THE ACCURACY OF THE INFORMATION.

Example #1 _ Assuming surrender of the Certificate at the end of the periods shown.5

A $1,000 investment in each Sub-Account listed would be subject to the expenses shown, assuming 5% annual return on assets.

Sub-Account                        1 Year    3 Years   5 Years   10 Years
Alger Growth                       $ 93      $122      $162      $319
Alger Small Cap                      94       125       167       331
Alliance Global Bond                 94       127       170       338
Alliance Premier Growth              94       127       171       340
Colonial Growth & Income             93       122       162       319
Colonial Int'l Fund for Growth       99       141       195       395
Colonial-Newport Tiger               97       137       188       379
Colonial Strategic Income            93       123       162       321
Colonial U.S. Stock                  94       127       171       340
Colonial Utilities                   93       123       163       322
MFS Emerging Growth                  95       129       174       346
MFS Research                         95       129       174       346
SteinRoe Capital Appreciation        92       121       160       314
SteinRoe Cash Income                 91       118       154       301
SteinRoe Managed Assets              91       119       155       304
SteinRoe Managed Growth Stock        92       120       159       312
SteinRoe Mortgage Securities Income  92       120       157       308

Example #2 _ Assuming annuitization of the Certificate at the end of the periods shown.5

A $1,000 investment in each Sub-Account listed would be subject to the expenses shown, assuming 5% annual return on assets.

Sub-Account                        1 Year    3 Years   5 Years   10 Years
Alger Growth                        23        73        132       319
Alger Small Cap                     24        76        137       331
Alliance Global Bond                24        78        140       338
Alliance Premier Growth             24        78        141       340
Colonial Growth & Income            23        73        132       319
Colonial Int'l Fund for Growth      29        93        165       395
Colonial-Newport Tiger              27        88        158       379
Colonial Strategic Income           23        74        132       321
Colonial U.S. Stock                 24        78        141       340
Colonial Utilities                  23        74        133       322
MFS Emerging Growth                 25        80        144       346
MFS Research                        25        80        144       346
SteinRoe Capital Appreciation       23        72        130       314
SteinRoe Cash Income                21        69        124       301
SteinRoe Managed Assets             21        70        125       304
SteinRoe Managed Growth Stock       22        71        129       312
SteinRoe Mortgage Securities Income 22        70        127       308

Example #3 _ Assuming the Certificate stays in force through the periods shown.

A $1,000 investment in each Sub-Account listed would be subject to the same expenses shown in Example #2, assuming 5% annual return on assets.

1Contingent Deferred Sales Charges are deducted only if the Certificate is totally or partially surrendered. A surrender will not incur the Charge percentage shown as follows:

1. In any Certificate Year, Certificate Owners may withdraw an aggregate amount, not to exceed, at the time of withdrawal, the Certificate's earnings, which equal: (a) the Certificate Value, less (b) the portion of the Purchase Payments not previously withdrawn.

   2. In any Certificate Year after the first, Certificate Owners may withdraw, in addition to the amount available in 1., the amount by which 10% of the Certificate Value as of the preceding Certificate Anniversary exceeds the amount available in 1.

2This charge will be waived on the first Certificate Anniversary and in certain other instances (see "Deductions for Certificate Maintenance Charge"). Liberty Life reserves the right to impose a transfer fee after prior notice to Certificate Owners, but currently does not impose any charge. Premium taxes are not shown. Liberty Life deducts the amount of premium taxes, if any, when paid unless Liberty Life elects to defer such deduction.

3All Trust and Fund expenses are for 1996. The Alliance Series Fund, Colonial Trust (Colonial Strategic Income only), MFS Trust, and SteinRoe Trust (SteinRoe Mortgage Securities Income only) expenses reflect such Fund's or Trust's adviser's agreement to reimburse expenses above certain limits (see footnote 4).

4Expense information shown for Alliance Series Fund has been restated to reflect current fees and is net of voluntary expense reimbursements. The Alliance Series Fund Adviser has agreed to continue such reimbursements for the foreseeable future. Each percentage shown in the parentheses is what the total expenses would have been in the absence of expense reimbursement: for Alliance Global Bond - 1.15%; and for Alliance Premier Growth - 1.23%.

Colonial Trust's manager has agreed until 4/30/98 to reimburse all expenses, including management fees, in excess of the following percentage of the average annual net assets of each Fund, so long as such reimbursement would not result in the Fund's inability to qualify as a regulated investment company under the Internal Revenue Code: 1.00% for Colonial Growth & Income, Colonial Utilities and Colonial U.S. Stock Fund; 1.75% for Colonial Int'l Fund for Growth and Colonial-Newport Tiger; and .80% for Colonial Strategic Income. For Colonial Strategic Income the total .80% shown in the table is after expense reimbursement and the .86% shown in the parentheses is what the total for 1996 would have been in the absence of expense reimbursement.

MFS Trust's Adviser has agreed to bear, subject to reimbursement, expenses for each of the two Eligible Funds shown such that each Fund's total operating expenses shall not exceed, on an annualized basis, 1.25% of the average daily net assets of the Fund from January 1, 1997 through December 31, 1998, and 1.50% of the average daily net assets of the Fund from January 1, 1999 through December 31, 2004; provided however, that this obligation may be terminated or revised at any time. Each percentage shown in the parentheses is what the total expenses would have been in the absence of expense reimbursement: for MFS Emerging Growth - 1.16%; and for MFS Research
- 1.48%.

SteinRoe Trust's adviser has voluntarily agreed until 4/30/98 to reimburse all expenses, including management fees, in excess of the following percentage of the average annual net assets of each Fund, so long as such reimbursement would not result in the Fund's inability to qualify as a regulated investment company under the Internal Revenue Code: .80% for SteinRoe Capital Appreciation and Managed Growth Stock; .65% for SteinRoe Cash Income; .75% for SteinRoe Managed Assets; and .70% for SteinRoe Mortgage Securities Income. For SteinRoe Mortgage Securities Income, the total .70% shown in the table is after expense reimbursement and the .72% shown in the parentheses is what the total for 1996 would have been in the absence of expense reimbursement.

5The annuity is designed for retirement planning purposes. Surrenders prior to the Income Date are not consistent with the long-term purposes of the Certificate and the applicable tax laws.

The examples should not be considered a representation of past or future expenses and charges of the Sub-Accounts. Actual expenses may be greater or less than those shown. Similarly, the assumed 5% annual rate of return is not an estimate or a guarantee of future investment performance. See "Deductions" in this prospectus, "Management of the Fund" in the prospectuses for Alger American Fund and the Alliance Series Fund, "Trust Management Organizations" and "Expenses of the Funds" in the prospectus for Colonial Trust, "Management of the Series" and "Expenses" in the prospectus for MFS Trust, and "How the Funds are Managed" in the prospectus for SteinRoe Trust.

                                  SYNOPSIS

The following Synopsis should be read in conjunction with the detailed information in this prospectus and the Statement of Additional Information. Please refer to the Glossary of Special Terms for the meaning of certain defined terms. Variations from the information appearing in this prospectus due to individual state requirements are described in supplements which are attached to this prospectus, or in endorsements to the Certificates, as appropriate.

The Certificate allows Certificate Owners to allocate Purchase Payments to the Variable Account and also to the Fixed Account. The Variable Account is a separate investment account maintained by Liberty Life. The Fixed Account is part of Liberty Life's "general account", which consists of all Liberty Life's assets except the Variable Account and the assets of other separate investment accounts maintained by Liberty Life. Certificate Owners may allocate payments to, and receive annuity payments from the Variable Account and/or the Fixed Account. If the Certificate Owner allocates payments to the Variable Account, the accumulation values and annuity payments will fluctuate according to the investment experience of the Sub-Accounts chosen. If the Certificate Owner allocates payments to the Fixed Account, the accumulation values will increase at guaranteed interest rates and annuity payments will be of a fixed amount. Fixed Account Values are subject to a limited market value adjustment. (See "Liberty Life and the Variable Account" on Page __ for more information on the Variable Account and Appendix A on Page xx for more information on the Fixed Account.) If the Certificate Owner allocates payments to both Accounts, then the accumulation values and annuity payments will be variable in part and fixed in part.

The Certificate permits Purchase Payments to be made on a flexible Purchase Payment basis. The minimum initial payment is $5,000. The minimum amount for each subsequent payment is $1,000 or such lesser amount as Liberty Life may permit from time to time (currently $250). (See "Purchase Payments" on Page x.)

There are no deductions made from Purchase Payments for sales charges at the time of purchase. A Contingent Deferred Sales Charge may be deducted in the event of a total or partial surrender (see "Surrenders" on Page xx). The Contingent Deferred Sales Charge is based on a graded table of charges. The charge will not exceed 7% of that portion of the amount surrendered that represents Purchase Payments made during the seven years immediately preceding the request for surrender. (See "Deductions for Contingent Deferred Sales Charge" on Page xx.)

Liberty Life deducts a Mortality and Expense Risk Charge, which is equal on an annual basis to 1.25% of the average daily net asset values in the
Variable Account attributable to the Certificates. (See "Deductions for Mortality and Expense Risk Charge" on Page xx.) Liberty Life also deducts a daily distribution charge which is equal on an annual basis to .15% of the same values. (See "Deductions for Daily Distribution Charge" on Page xx.)

Liberty Life deducts an annual Certificate Maintenance Charge (currently $36.00) from the Variable Account Value for administrative expenses. Prior to the Income Date, Liberty Life reserves the right to change this charge for future years. Liberty Life will in certain instances waive this charge. (See "Deductions for Certificate Maintenance Charge" on Page xx.)

Liberty  Life reserves the right to deduct a charge of $25 for each  transfer
in  excess  of 12 per Certificate  Year but currently does not do  so.   (See
"Transfer of Variable Account Value" on Page xx.)

Premium taxes will be charged against the Certificate Value. Currently such premium taxes range from 0% to 5.0%. (See "Deductions for Premium Taxes" on Page xx.)

There are no federal income taxes on increases in the value of a Certificate until a distribution occurs, in the form of a lump sum payment, annuity payments, or the making of a gift or assignment of the Certificate. A federal penalty tax (currently 10%) may also apply. (See "Tax Status" on Page xx.)

The Certificate allows the Certificate Owner to revoke the Certificate generally within 10 days of delivery (see "Right to Revoke" on Page xx). Liberty Life will refund the Certificate Value as of the date the returned Certificate is received by Liberty Life, plus any distribution charges previously deducted. The Certificate Owner thus will bear the investment risk during the revocation period.

The full financial statements for Liberty Life are in the Statement of Additional Information.

                           PERFORMANCE INFORMATION

The Variable Account may from time to time advertise certain performance information concerning its various Sub-Accounts.

Certain of the Eligible Funds have been available for Liberty Life and/or non-Liberty Life variable annuity contracts for periods prior to the commencement
of  the  offering  of  the Certificates described in  this  prospectus.   Any
performance information for such periods will be based on the historical results of the Eligible Funds being applied to the Certificate for the specified time periods.

Performance information is not intended to indicate either past performance under an actual Certificate or future performance.

The Sub-Accounts may advertise total return information for various periods of time. Total return performance information is based on the overall percentage change in value of a hypothetical investment in the specific Sub-Account over a given period of time.

Average annual total return information shows the average percentage change in the value of an investment in the Sub-Account from the beginning date of the measuring period to the end of that period. This standardized version of average annual total return reflects all historical investment results, less all charges and deductions applied against the Sub-Account and a Certificate (including any Contingent Deferred Sales Charge that would apply if a Certificate Owner surrendered the Certificate at the end of each period indicated). Average total return does not take into account any premium taxes and would be lower if these taxes were included.

In order to calculate average annual total return, Liberty Life divides the change in value of a Sub-Account under a Certificate surrendered on a particular date by a hypothetical $1,000 investment in the Sub-Account made by the Certificate Owner at the beginning of the period illustrated. The resulting total rate for the period is then annualized to obtain the average annual percentage change during the period. Annualization assumes that the application of a single rate of return each year during the period will produce the ending value, taking into account the effect of compounding.

The Sub-Accounts may present additional total return information computed on a different basis.

First, the Sub-Accounts may present total return information computed on the same basis as described above, except deductions will not include the Contingent Deferred Sales Charge. This presentation assumes that the investment in the Certificate continues beyond the period when the Contingent Deferred Sales Charge applies, consistent with the long-term investment and retirement objectives of the Certificate. The total return percentage will thus be higher under this method than the standard method described above.

Second, the Sub-Accounts may present total return information calculated by dividing the change in a Sub-Account's Accumulation Unit value over a specified time period by the Accumulation Unit value of that Sub-Account at the beginning of the period. This computation results in a 12-month change rate or, for longer periods, a total rate for the period which Liberty Life annualizes in order to obtain the average annual percentage change in the Accumulation Unit value for that period. The change percentages do not take into account the Contingent Deferred Sales Charge, the Certificate Maintenance Charge and premium tax charges. The percentages would be lower if these charges were included.

The SteinRoe Cash Income Sub-Account is a money market Sub-Account that also may advertise yield and effective yield information. The yield of the Sub-Account refers to the income generated by an investment in the Sub-Account over a specifically identified 7-day period. This income is annualized by assuming that the amount of income generated by the investment during that week is generated each week over a 52-week period and is shown as a percentage. The yield reflects the deduction of all charges assessed against the Sub-Account and a Certificate but does not take into account Contingent Deferred Sales Charges and premium tax charges. The yield would be lower if these charges were included.

The effective yield of the SteinRoe Cash Income Sub-Account is calculated in a similar manner but, when annualizing such yield, income earned by the Sub-Account is assumed to be reinvested. This compounding effect causes effective yield to be higher than yield.

                    LIBERTY LIFE AND THE VARIABLE ACCOUNT

Liberty Life Assurance Company of Boston was incorporated on September 17, 1963 as a stock life insurance company. Its executive and administrative offices are at 175 Berkeley Street, Boston, Massachusetts 02117.

Liberty Life writes individual life insurance on both a participating and a non-participating basis and group life and health insurance and individual and group annuity contracts on a non-participating basis. The variable annuity contracts described in this prospectus are issued on a non-participating basis. Liberty Life is licensed to do business in all states and in the District of Columbia. However, the contracts described in this prospectus are currently offered only in New York. Liberty Life has been rated "A" by A.M. Best and Company, independent analysts of the insurance industry. The Best's A rating is in the second highest rating category, which also includes a lower rating of A-. Best's Ratings merely reflect Best's opinion as to the relative financial strength of Liberty Life and Liberty Life's ability to meet its contractual obligations to its policyholders. Even though assets in the Variable Account are held separately from Liberty Life's other assets, ratings of Liberty Life may still be relevant to Certificate Owners since not all of Liberty Life's contractual obligations relate to payments based on those segregated assets (e.g., see "Death Provisions" on pages 16-17 for Liberty Life's obligation after certain deaths to increase the Certificate Value if it is less than the guaranteed minimum death value amount).

Liberty Life is a wholly-owned indirect subsidiary of Liberty Mutual Insurance Company and Liberty Mutual Fire Insurance Company. Liberty Mutual Insurance Company is a multi-line insurance and financial services institution.

The Variable Account was established by Liberty Life pursuant to the provisions of Massachusetts Law on June 2, 1997. The Variable Account meets the definition of "separate account" under the federal securities laws. The Variable Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. Such registration does not involve supervision of the management of the Variable Account or Liberty Life by the Securities and Exchange Commission.

Obligations under the Certificates are the obligations of Liberty Life. Although the assets of the Variable Account are the property of Liberty Life, these assets are held separately from the other assets of Liberty Life and are not chargeable with liabilities arising out of any other business Liberty Life may conduct. Income, capital gains and/or capital losses, whether or not realized, from assets allocated to the Variable Account are credited to or charged against the Variable Account without regard to the income, capital gains, and/or capital losses arising out of any other business Liberty Life may conduct. Thus, Liberty Life does not guarantee the investment performance of the Variable Account. The Variable Account Value and the amount of variable annuity payments will vary with the investment performance of the investments in the Variable Account.

                     PURCHASE PAYMENTS AND APPLICATIONS

The initial Purchase Payment is due on the Certificate Date. The minimum initial Purchase Payment is $5,000. Additional Purchase Payments can be made at the Certificate Owner's option. Each subsequent Purchase Payment must be at least $1,000 or such lesser amount as Liberty Life may permit from time to time (currently $250). Liberty Life may reject any Purchase Payment.

If the application for a Certificate is in good order and it calls for amounts to be allocated to the Variable Account, Liberty Life will apply the initial Purchase Payment to the Variable Account and credit the Certificate with Accumulation Units within two business days of receipt. If the application for a Certificate is not in good order, Liberty Life will attempt to get it in good order within five business days. If it is not complete at the end of this period, Liberty Life will inform the applicant of the reason for the delay and that the Purchase Payment will be returned immediately unless the applicant specifically consents to Liberty Life's keeping the Purchase Payment until the application is complete. Once the application is complete, the Purchase Payment will be applied within two business days of its completion. Liberty Life has reserved the right to reject any application.

Liberty Life confirms, in writing, to the Certificate Owner the allocation of all Purchase Payments and the re-allocation of values after any requested transfer. Liberty Life must be notified immediately by the Certificate Owner of any processing error.

Liberty Life will permit others to act on behalf of an applicant in certain instances, including the following two examples. First, Liberty Life will accept an application for a Certificate that contains a signature signed under a power of attorney if a copy of that power of attorney is submitted with the application. Second, Liberty Life will issue a Certificate that is replacing an existing life insurance or annuity policy that was issued by either Liberty Life or an affiliated company without having previously received a signed application from the applicant. Certain dealers or other authorized persons such as employers and Qualified Plan fiduciaries will inform Liberty Life of an applicant's answers to the questions in the application by telephone or by order ticket and cause the initial Purchase Payment to be paid to Liberty Life. If the information is in good order, Liberty Life will issue the Certificate with a copy of an application completed with that information. The Certificate will be delivered to the Certificate Owner with a letter from Liberty Life that will give the
Certificate Owner an opportunity to respond to Liberty Life if any of the application information is incorrect. Alternatively, Liberty Life's letter may request the Certificate Owner to confirm the correctness of the information by signing either a copy of the application or a Certificate delivery receipt that ratifies the application in all respects (in either case, a copy of the signed document would be returned to Liberty Life for its permanent records). All purchases are confirmed, in writing, to the applicant by Liberty Life. Liberty Life's liability under a Certificate extends only to amounts so confirmed.

                     INVESTMENTS OF THE VARIABLE ACCOUNT

                      Allocations of Purchase Payments

Purchase Payments applied to the Variable Account will be invested in one or more of the Eligible Fund Sub-Accounts designated as permissible investments in accordance with the selection made by the Certificate Owner in the application. Any selection must specify the percentage of the Purchase Payment that is allocated to each Sub-Account or must specify the asset allocation model selected. (See "Other Services, The Programs" on Page xx). The percentage for each Sub-Account, if not zero, must be at least 5% and must be a whole number. A Certificate Owner may change the allocation percentages without fee, penalty or other charge. Allocation changes must be made by Written Request unless the Certificate Owner has by Written Request authorized Liberty Life to accept telephone allocation instructions from the Certificate Owner or from a person acting for the Certificate Owner as an attorney-in-fact under a power of attorney. By authorizing Liberty Life to accept telephone changes, a Certificate Owner agrees to accept and be bound by the conditions and procedures established by Liberty Life from time to time. The current conditions and procedures are in Appendix B and Certificate Owners authorizing telephone allocation instructions will be notified, in advance, of any changes.

The  Variable  Account  is  segmented into  Sub-Accounts.   Each  Sub-Account
contains the shares of one of the Eligible Funds and such shares are purchased at net asset value. Eligible Funds and Sub-Accounts may be added or withdrawn as permitted by applicable law. The Sub-Accounts in the
Variable Account and the corresponding Eligible Funds currently are as follows:

Eligible Funds of Alger American Fund        Sub-Accounts
Alger Growth                                 Alger Growth Sub-Account
Alger Small Cap                              Alger Small Cap Sub-Account

Eligible Funds of Alliance Series Fund       Sub-Accounts
Alliance Global Bond                         Alliance Global Bond Sub-
                                             Account
Alliance Premier Growth                      Alliance Premier Growth Sub-
                                             Account

Eligible Funds of Colonial Trust             Sub-Accounts
Colonial Growth & Income                     Colonial Growth & Income Sub-
                                             Account
Colonial Int'l Fund for Growth               Colonial Int'l Fund for Growth
                                             Sub-Account
Colonial-Newport Tiger                       Colonial-Newport Tiger Sub-
                                             Account
Colonial Strategic Income                    Colonial Strategic Income Sub-
                                             Account
Colonial U.S. Stock                          Colonial U.S. Stock Sub-
                                             Account
Colonial Utilities                           Colonial Utilities Sub-Account

Eligible Funds of MFS Trust                  Sub-Accounts
MFS Emerging Growth                          MFS Emerging Growth Sub-
                                             Account
MFS Research                                 MFS Research Sub-Account

Eligible Funds of SteinRoe Trust             Sub-Accounts
SteinRoe Capital Appreciation                SteinRoe Capital Appreciation
                                             Sub-Account
SteinRoe Cash Income                         SteinRoe Cash Income Sub-
                                             Account
SteinRoe Managed Assets                      SteinRoe Managed Assets Sub-
                                             Account
SteinRoe Managed Growth Stock                SteinRoe Managed Growth Stock
                                             Sub-Account
SteinRoe Mortgage Securities Income          SteinRoe Mortgage Securities
                                             Income Sub-Account

                               Eligible Funds

The Eligible Funds which are the permissible investments of the Variable Account are the separate funds listed above of Alger American Fund, Alliance Series Fund, Colonial Trust, MFS Trust and SteinRoe Trust, and any other mutual funds with which Liberty Life and the Variable Account may enter into a participation agreement for the purpose of making such mutual funds available as Eligible Funds under certain Certificates.

Fred Alger Management, Inc. ("Alger Management") is the investment manager for both Eligible Funds of Alger American Fund. Alger Management has been in the business of providing investment advisory services since 1964.

Alliance Capital Management L.P. is the investment advisor for both Eligible Funds of Alliance Series Fund. AIGAM International Limited serves as sub-adviser for Alliance Global.

Keyport Advisory Services Corp. ("KASC"), an affiliate of Liberty Life, is the manager for Colonial Trust and its Eligible Funds. Colonial Management Associates, Inc. ("Colonial"), an affiliate of Liberty Life, serves as sub-adviser for the Eligible Funds (except for Newport Tiger). Colonial has provided investment advisory services since 1931. Newport Fund Management, Inc., an affiliate of Liberty Life, serves as sub-adviser for Colonial-Newport Tiger.

Massachusetts Financial Services Company ("MFS") is the investment advisor for both Eligible Funds of MFS Trust. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust.

Stein Roe & Farnham Incorporated ("Stein Roe") is the investment adviser for each Eligible Fund of SteinRoe Trust. In 1986, Stein Roe was organized and succeeded to the business of Stein Roe & Farnham, a partnership. Stein Roe is an affiliate of Liberty Life. Stein Roe and its predecessor have provided investment advisory and administrative services since 1932.

The investment objectives of the Eligible Funds are briefly described below. More detailed information, including investor considerations related to the risks of investing in a particular Eligible Fund, may be found in the current prospectus for that Fund. An investor should read that prospectus carefully before selecting a fund for investing. The prospectus is available, at no charge, from a salesperson or by writing the Principal Underwriter, Keyport Financial Services Corp. at 125 High Street, Boston, MA 02110 or by calling
(800) 437-4466.

Eligible Funds of Alger
American Fund and Variable Account
Sub-Accounts                            Investment Objective

Alger Growth                            Long-term capital appreciation
(Alger Growth Sub-Account)
Alger Small Cap                         Long-term capital appreciation.
(Alger Small Cap Sub-Account)

Eligible Funds of Alliance Series
Fund and Variable Account
Sub-Accounts                            Investment Objective

Alliance Global Bond                    A high level of return from a
(Alliance Global Bond                   combination of current income and Sub-
Account)                                capital appreciation by investing
                                        in a globally diversified
                                        portfolio of high quality debt
                                        securities denominated in the U.S.
                                        Dollar and a range of foreign
                                        currencies.

Alliance Premier Growth                 Growth of capital rather than
(Alliance Premier Growth                current income.
Sub-Account)

Eligible Funds of Colonial Trust
and Variable Account
Sub-Accounts                            Investment Objective

Colonial Growth & Income                Primarily income and long-term
(Colonial Growth & Income               capital growth and, secondarily,
Sub-Account)                            preservation of capital.

Colonial Int'l Fund for Growth          Long-term capital growth, by
(Colonial Int'l Fund for Growth         investing primarily in non-U.S.
 Sub-Account)                           equity securities.

Colonial-Newport Tiger
(Colonial-Newport Tiger Sub-Account)    Long term capital growth by
                                        investing primarily in equity
                                        securities of companies located in
                                        the four Tigers of Asia (Hong Kong,
                                        Singapore, South Korea and Taiwan)
                                        and the other mini-Tigers of East
                                        Asia (Malaysia, Thailand, Indonesia,
                                        China and the Philippines).

Colonial Strategic Income               A high level of current income, as
(Colonial Strategic Income              is consistent with prudent risk and
Sub-Account)                            maximizing total return, by
                                        diversifying investments primarily in
                                        U.S. and foreign government and high
                                        yield, high risk corporate debt
                                        securities.

Colonial U.S. Stock                     Growth exceeding over time the S&P
(Colonial U.S. Stock Sub-Account)       500 Index (Standard & Poor's
                                        Corporation 500 Composite Stock Price
                                        Index) performance.

Colonial Utilities
(Colonial Utilities Sub-Account)        Primarily current income and,
                                        secondarily, long-term capital
                                        growth.

Eligible Funds of MFS Trust
and Variable Account
Sub-Accounts                            Investment Objective

MFS Emerging Growth                     Long-term growth of capital.
(MFS Emerging Growth Sub-Account)

MFS Research                            Long-term growth of capital and
(MFS Research Sub-Account)              future income.

Eligible Funds of SteinRoe Trust
and Variable Account
Sub-Accounts                            Investment Objective

SteinRoe Capital Appreciation           Capital growth by investing
(SteinRoe Capital Appreciation          primarily in Sub-common stocks,
 Sub-Account)                           convertible securities, and other
                                        securities selected for prospective
                                        capital growth.

SteinRoe Cash Income                    High current income from short-term
(SteinRoe Cash Income                   money market instruments while
 Sub-Account)                           emphasizing preservation of capital
                                        and maintaining excellent liquidity.

SteinRoe Managed Assets                 High total investment return
(SteinRoe Managed Assets                through investment in a changing
 Sub-Account)                           mix of securities.

SteinRoe Managed Growth Stock           Long-term growth of capital through
(SteinRoe Managed Growth Stock          investment primarily in common
 Sub-Account)                           stocks.

SteinRoe Mortgage Securities Income     Highest possible level of current
(SteinRoe Mortgage Securities Income    income consistent with safety of
 Sub-Account)                           principal and maintenance of
                                        liquidity through investment
                                        primarily in mortgage-backed
                                        securities.

There is no assurance that the Eligible Funds will achieve their stated objectives.

All the Eligible Funds are funding vehicles for variable annuity contracts and variable life insurance policies offered by separate accounts of Liberty Life and of insurance companies affiliated and unaffiliated with Liberty Life. The risks involved in this "mixed and shared funding" are disclosed in the Eligible Fund prospectuses under the following captions: Alger American Fund - "Participating Insurance Companies and Plans"; Alliance Series Fund - "Introduction to the Fund"; Colonial Trust - "The Trust"; MFS Trust - "Investment Concept of the Trust"; and SteinRoe Trust - "The Trust".

                     Transfer of Variable Account Value

Certificate Owners may transfer Variable Account Value from one Sub-Account to another Sub-Account and/or to the Fixed Account.

The Certificate allows Liberty Life to charge a transfer fee and to limit the number of transfers that can be made in a specified time period. Certificate Owners should be aware that transfer limitations may prevent a Certificate Owner from making a transfer on the date he or she wants to, with the result that the Certificate Owner's future Certificate Value may be lower than it would have been had the transfer been made on the desired date.

Currently, Liberty Life has no limit on the number or frequency of transfers, and it is not charging a transfer fee of $25 for each transfer in excess of 12 per Certificate Year. For transfers under different Certificates that are being requested under powers of attorney with a common attorney-in-fact or that are, in Liberty Life's determination, based on the recommendation of a common investment adviser or broker/dealer, there is a transfer limitation of one transfer every 30 days or such shorter time period as Liberty Life may permit.

Liberty Life is also limiting each transfer to a maximum of $500,000 or such greater amount as Liberty Life may permit. All transfers requested for a Certificate on the same day will be treated as a single transfer and the total combined transfer amount will be subject to the $500,000 limitation. If the $500,000 limitation is exceeded, no amount of the transfer will be executed by Liberty Life.

In applying the $500,000 limitation, Liberty Life may treat as one transfer all transfers requested by a Certificate Owner for multiple Certificates he or she owns. If the $500,000 limitation is exceeded for multiple transfers requested on the same day that are treated as a single transfer, no amount of the transfer will be executed by Liberty Life.

In applying the $500,000 limitation to transfers requested by a common attorney-in-fact or investment adviser, Liberty Life will treat as one transfer all transfers requested under different Certificates that are being requested under powers of attorney with a common attorney-in-fact or that are, in Liberty Life's determination, based on the recommendation of a common investment adviser or broker/dealer. If the $500,000 limitation is exceeded for multiple transfers requested on the same day that are treated as a single transfer, no amount of the transfer will be executed by Liberty Life. If a transfer is executed under one Certificate and, within the next 30 days, a transfer request for another Certificate is determined by Liberty Life to be related to the executed transfer under this paragraph's rules, the transfer request will not be executed by Liberty Life. In order for it to be executed, it would need to be requested again after the 30 day period has expired and it, along with any other transfer requests that are collectively treated as a single transfer, would need to total less than $500,000.

Liberty Life's interest in applying these limitations is to protect the interests of both Certificate Owners who are not engaging in significant transfer activity and Certificate Owners who are engaging in such activity. Liberty Life has determined that the actions of Certificate Owners engaging in significant transfer activity among Sub-Accounts may cause an adverse effect on the performance of the Eligible Fund for the Sub-Account involved. The movement of Sub-Account values from one Sub-Account to another may prevent the appropriate Eligible Fund from taking advantage of investment opportunities because it must maintain a liquid position in order to handle redemptions. Such movement may also cause a substantial increase in Fund transaction costs which must be indirectly borne by Certificate Owners.

Certificate Owners will be notified, in advance, of the imposition of any transfer fee or of a change in the limitation on the number of transfers. The fee will not exceed the lesser of $25 and the cost of effecting a transfer.

Transfers must be made by Written Request unless the Certificate Owner has by Written Request authorized Liberty Life to accept telephone transfer requests from the Certificate Owner or from a person acting for the Certificate Owner as an attorney-in-fact under a power of attorney. By authorizing Liberty Life to accept telephone transfer instructions, a Certificate Owner agrees to accept and be bound by the conditions and procedures established by Liberty Life from time to time. The current conditions and procedures are in Appendix B and Certificate Owners authorizing telephone transfers will be notified, in advance, of any changes. Written transfer requests may be made by a person acting for the Certificate Owner as an attorney-in-fact under a power of attorney.

Transfer requests received by Liberty Life before the close of trading on the New York Stock Exchange (currently 4:00 PM Eastern Time) will be initiated at the close of business that day. Any requests received later will be initiated at the close of the next business day. Each request from a Certificate Owner to transfer value will be executed by both redeeming and acquiring Accumulation Units on the day Liberty Life initiates the transfer.

If 100% of any Sub-Account's value is transferred and the allocation formula for Purchase Payments includes that Sub-Account, then the allocation formula for future Purchase Payments will automatically change unless the Certificate Owner instructs otherwise. For example, if the allocation formula is 50% to Sub-Account A and 50% to Sub-Account B and all of Sub-Account A's value is transferred to Sub-Account B, the allocation formula will change to 100% to Sub-Account B unless the Certificate Owner instructs otherwise.

      Substitution of Eligible Funds and Other Variable Account Changes

If the shares of any of the Eligible Funds should no longer be available for investment by the Variable Account or if in the judgment of Liberty Life's management further investment in such fund shares should become inappropriate in view of the purpose of the Certificate, Liberty Life may add or substitute shares of another Eligible Fund or of another mutual fund for Eligible Fund shares already purchased under the Certificate. No substitution of Fund shares in any Sub-Account may take place without prior approval of the Securities and Exchange Commission and notice to Certificate Owners, to the extent required by the Investment Company Act of 1940.

Liberty Life has also reserved the right, subject to compliance with the law as currently applicable or subsequently changed: (a) to operate the Variable Account in any form permitted under the Investment Company Act of 1940 or in any other form permitted by law; (b) to take any action necessary to comply with or obtain and continue any exemptions from the Investment Company Act of 1940 or to comply with any other applicable law; (c) to transfer any assets in any Sub-Account to another Sub-Account, or to one or more separate investment accounts, or to Liberty Life's general account; or to add, combine or remove Sub-Accounts in the Variable Account; and (d) to change the way Liberty Life assesses charges, so long as the aggregate amount is not increased beyond that currently charged to the Variable Account and the Eligible Funds in connection with the Certificates.

                                 DEDUCTIONS

                Deductions for Certificate Maintenance Charge

Liberty Life has responsibility for all administration of the Certificates and the Variable Account. Liberty Life has sub-contracted to an affiliate the actual day-to-day administration of the Certificates, for which it pays a fee. This administration includes, but is not limited to, preparation of the Certificates, maintenance of Certificate Owners' records, and all accounting, valuation, regulatory and reporting requirements. Liberty Life makes a Certificate Maintenance Charge for such services during the accumulation and annuity payment periods. At the present time the Certificate Maintenance Charge is $36 per Certificate Year. PRIOR TO THE INCOME DATE THE CERTIFICATE MAINTENANCE CHARGE IS NOT GUARANTEED AND MAY BE CHANGED BY LIBERTY LIFE. The Certificate Maintenance Charge will be waived before the Income Date if:

(i)  it is the first Certificate Anniversary, or
(ii) the Certificate Value is greater than or equal to $40,000 on the Certificate Anniversary date this charge is imposed, or
(iii)  Purchase  Payments of at least $2,000 have  been  made  in  the  prior
Certificate Year and there has been no partial withdrawal in the prior Certificate Year.

The Certificate Maintenance Charge will be waived on and after the Income Date for the current year if:

(i) variable annuity Option A (Income for a Fixed Number of Years) is applicable; and
(ii) at the time of the first payment of the year, the present value of all of the remaining payments (see "Option A" on Page 21) is greater than or equal to $40,000.

Prior to the Income Date, the full amount of the charge will be deducted from the Variable Account Value on each Certificate Anniversary and on the date of any total surrender not falling on the Certificate Anniversary. On the Income Date, a pro-rata portion of the charge due on the next Certificate Anniversary will be deducted from the Variable Account Value. This pro-rata charge covers the period from the prior Certificate Anniversary to the Income Date. For example, if the Income Date occurs 73 days after that prior anniversary, then one-fifth (i.e., 73 days/365 days) of the annual charge would be deducted on the Income Date. The charge will be deducted from each Sub-Account in the proportion that the value of each bears to the Variable Account Value.

Once annuity payments begin on the Income Date or once they begin after surrender benefits are applied under a settlement option, the yearly cost of the Certificate Maintenance Charge for a payee's annuity will be the same as the yearly amount in effect immediately before the annuity payments begin. Liberty Life may not later change the amount of the Certificate Maintenance Charge deducted from the annuity payments. The charge will be deducted on a pro-rata basis from each annuity payment. For example, if annuity payments are monthly, then one-twelfth of the annual charge will be deducted from each payment.

              Deductions for Mortality and Expense Risk Charge

Although variable annuity payments made to Annuitants will vary in accordance with the investment performance of the investments of the Variable Account, they will not be affected by the mortality experience (death rate) of persons receiving such payments or of the general population. Liberty Life guarantees the Death Benefits described below (see "Death Provisions"). Liberty Life assumes an expense risk since the Certificate Maintenance Charge after the Income Date will stay the same and not be affected by variations in expenses.

To compensate it for assuming mortality and expense risks, for each Valuation Period Liberty Life deducts from each Sub-Account a Mortality and Expense Risk Charge equal on an annual basis to 1.25% of the average daily net asset value of the Sub-Account. The charge is deducted during both the accumulation and annuity periods (i.e., both before and after the Income
Date). Less than the full charge will be deducted from Sub-Account values attributable to Certificates issued to employees of Liberty Life and other persons specified in "Sales of the Certificates".

                  Deductions for Daily Distribution Charge

Liberty Life also deducts from each Sub-Account each Valuation Period a daily Distribution Charge equal on an annual basis to 0.15% of the average daily net asset value of the Sub-Account. This charge compensates Liberty Life for certain sales distribution expenses relating to the Certificate.

This charge will not be deducted from Sub-Account values attributable to Certificates that have reached the maximum cumulative distribution charge limit defined below and to Certificates issued to employees of Liberty Life and other persons specified in "Sales of the Certificates". The charge is also not deducted from Sub-Account values attributable to Annuity Units. Liberty Life may decide not to deduct the charge from Sub-Account values attributable to a Certificate issued in an internal exchange or transfer of an annuity contract of Liberty Life's general account.

               Deductions for Contingent Deferred Sales Charge

A  sales charge is not deducted from the Certificate's Purchase Payments when
initially  received.   However, a Contingent Deferred  Sales  Charge  may  be
deducted upon a surrender.

In order to determine whether a Contingent Deferred Sales Charge will be due upon a partial or total surrender, Liberty Life maintains a separate set of records. These records identify the date and amount of each Purchase Payment made to the Certificate and the Certificate Value over time.

Certificate Owners will be permitted to make partial surrenders during the Accumulation Period without incurring a Contingent Deferred Sales Charge, as follows:

1. In any Certificate Year, Certificate Owners may withdraw an aggregate amount not to exceed, at the time of the withdrawal, the Certificate's earnings, which equal: (a) the Certificate Value, less (b) the portion of the Purchase Payments not previously withdrawn.

2. In any Certificate Year after the first, Certificate Owners may withdraw, in addition to the amount available in 1., the amount by which 10% of the Certificate Value as of the preceding Certificate Anniversary exceeds the amount available in 1.

Contingent Deferred Sales Charges, as discussed below, will be deducted with respect to withdrawals in excess of these amounts.

In computing the applicable charge amounts, the amount of any surrender in any Certificate Year after the first as set forth in 2. above, will be deducted from the Purchase Payments in chronological order from the oldest to the most recent until the amount is fully deducted. Any amount so deducted will not be subject to a charge.

The following additional amounts will be deducted from the Purchase Payments in the same chronological order: the amount of any surrender in the first Certificate Year in excess of the amount set forth in 1. above and the amount of any surrender in any later Certificate Year in excess of the combined amount set forth in 1. and 2. above. The Contingent Deferred Sales Charge for each Purchase Payment from which a deduction is made will be equal to (a) multiplied by (b), where:

(a)  is the amount so deducted; and

(b) is the applicable percentage for the number of years that have elapsed from the date of that payment to the date of surrender. Years are measured from the month and day of payment to the same month and day in each subsequent calendar year. The percentages applicable to each Purchase Payment during the seven years after the date of its payment are: 7% during year 1; 6% during year 2; 5% during year 3; 4% during year 4; 3% during year 5; 2% during year 6; 1% during year 7; and 0% thereafter.

The applicable Contingent Deferred Sales Charges for each Purchase Payment are then totaled. The lesser of this total amount and the Certificate's maximum cumulative distribution charge will be deducted from the Certificate Value in the same manner as the surrender amount. The maximum cumulative distribution charge is equal to (a) less (b), where (a) is 9% of the total
Purchase Payments made to the Certificate and (b) is the sum of all prior Contingent Deferred Sale Charge deductions from the Certificate Value and all prior Variable Account daily distribution charges applicable to the Certificate from the 0.15% distribution charge factor. After each surrender, Liberty Life's records will be adjusted to reflect any deductions made from the applicable Purchase Payments.

Example:  Two  Purchase  Payments were made one year  apart  for  $5,000  and
$7,000. The Certificate Value has grown to an assumed $13,200 when the Certificate Owner decides to withdraw $8,000. The Certificate Value at the beginning of the Certificate Year of surrender was $13,000. The Contingent Deferred Sales Charge percentages at the time of surrender are an assumed 5% for the $5,000 payment and 6% for the $7,000 payment. The portion of the surrender representing the Certificate's earnings ($13,200 less $12,000, or $1,200) would not be subject to charges. Since $1,200 is less than the amount guaranteed not to have charges (10% of $13,000, or $1,300), an additional $100 would not be subject to charges. This $100 would be deducted from the oldest Purchase Payment, reducing it from $5,000 to $4,900. The $1,200 increase in value plus the additional $100 leaves $6,700 ($8,000 - 1,200 - 100) to be deducted. This $6,700 would be deducted from the $4,900 of the first payment still left and $1,800 of the second payment. The total Contingent Deferred Sales Charge would be $4,900 multiplied by the applicable 5% and $1,800 times the applicable 6%, or a total of $353. The distribution charge records would now reflect $0 for the 1st payment and $5,200 for the 2nd payment. The $8,000 requested plus the $353 charge would be deducted from Certificate Values under the rules specified in "Partial Withdrawals and Surrender" on Page xx.

The Contingent Deferred Sales Charge, when it is applicable, will be used to cover the expenses of selling the Certificate, including compensation paid to selling dealers and the cost of sales literature. Any expenses not covered by the charge will be paid from Liberty Life's general account, which may include monies deducted from the Variable Account for the Mortality and Expense Risk Charge. A dealer selling the Certificate may receive up to 6.00% of Purchase Payments with additional compensation later based on the Certificate Value of those payments. During certain time periods selected by Liberty Life and Keyport Financial Services Corp., the percentage may increase to 6.25%.

The Contingent Deferred Sales Charge will be waived in the event a Covered Person is confined in a medical facility in accordance with the provisions and conditions of an endorsement relating to such confinements.

The Contingent Deferred Sales Charge will be eliminated under Certificates issued to employees of Liberty Life and other persons specified in "Sales of the Certificates".

Liberty Life may reduce or change to 0% any Contingent Deferred Sales Charge percentage under a Certificate issued in an internal exchange or transfer of an annuity contract of Liberty Life's general account.

Liberty Life may allow, under the Systematic Withdrawal Program and under other permitted circumstances, all or part of the amount in 2. above to also be available in the first Certificate Year. If so, the amount in 2. above will be calculated by substituting the initial Purchase Payment for the Certificate Value.

             Deductions for Transfers of Variable Account Value

The Certificate allows Liberty Life to charge a transfer fee. Currently no fee is being charged. Certificate Owners will be notified, in advance, of the imposition of any fee. The fee will not exceed the lesser of $25 and the cost of effecting a transfer.

                        Deductions for Premium Taxes

Liberty Life deducts the amount of any premium taxes levied by any state or governmental entity when paid unless Liberty Life elects to defer such deduction. It is not possible to describe precisely the amount of premium tax payable on any transaction involving the Certificate offered hereby. Such premium taxes depend, among other things, on the type of Certificate (Qualified or Non-Qualified), on the state of residence of the Certificate Owner, the state of residence of the Annuitant, the status of Liberty Life within such states, and the insurance tax laws of such states. For New York Certificates, the current premium tax rate is 0%.

                         Deductions for Income Taxes

Liberty Life will deduct from any amount payable under the Certificate any income taxes that a governmental authority requires Liberty Life to withhold with respect to that amount. See "Income Tax Withholding" and "Tax-Sheltered Annuities".

                       Total Variable Account Expenses

Total Variable Account expenses in relation to the Certificate will be the Certificate Maintenance Charge, the Mortality and Expense Risk Charge, and the Daily Sales Charge.

The value of the assets in the Variable Account will reflect the value of Eligible Fund shares and therefore the deductions from and expenses paid out of the assets of the Eligible Funds. These deductions and expenses are described in the Eligible Fund prospectuses.

                               OTHER SERVICES

The Programs. Liberty Life offers several investment related programs which are available only prior to the Income Date: Asset Allocation; Dollar Cost Averaging; Systematic Investment; and Systematic Withdrawal Programs. A Rebalancing Program is available prior to and after the Income Date. Under each Program, the related transfers between and among Sub-Accounts and the Fixed Account are not counted as one of the twelve free transfers. Each of the Programs has its own requirements, as discussed below. Liberty Life reserves the right to terminate any Program.

If the Certificate Owner has submitted the required telephone authorization form, certain changes may be made by telephone. For those Programs involving transfers, Owners may change instructions by telephone with regard to which Sub-Accounts or the Fixed Account Certificate Value may be transferred. The current conditions and procedures are described in Appendix B.

Dollar Cost Averaging Program. Liberty Life offers a Dollar Cost Averaging Program that Certificate Owners may participate in by Written Request. The program periodically transfers Accumulation Units from the SteinRoe Cash Income Sub-Account or the One-Year Guarantee Period of the Fixed Account to other Sub-Accounts selected by the Certificate Owner. The program allows a Certificate Owner to invest in Variable Sub-Accounts over time rather than having to invest in those Sub-Accounts all at once. The program is available for initial and subsequent Purchase Payments and for Certificate Value transferred into the SteinRoe Cash Income Sub-Account or the One-Year Guarantee Period. Under the program, Liberty Life makes automatic transfers on a periodic basis out of the SteinRoe Cash Income Sub-Account or the One-Year Guarantee Period into one or more of the other available Sub-Accounts (Liberty Life reserves the right to limit the number of Sub-Accounts the Certificate Owner may choose but there are currently no limits).

The Certificate Owner by Written Request must specify the SteinRoe Cash Income Sub-Account or the One Year Guarantee Period from which the transfers are to be made, the monthly amount to be transferred (minimum $100) and the Sub-Account(s) to which the transfers are to be made. The first transfer will occur at the close of the Valuation Period that includes the 30th day after the receipt of the Certificate Owner's Written Request. Each succeeding transfer will occur one month later (e.g., if the 30th day after the receipt date is April 8, the second transfer will occur at the close of the Valuation Period that includes May 8). When the remaining value is less than the monthly transfer amount, that remaining value will be transferred and the program will end. Before this final transfer, the Certificate Owner may extend the program by allocating additional Purchase Payments to the SteinRoe Cash Income Sub-Account or the One Year Guarantee Period or by transferring Certificate Value to the SteinRoe Cash Income Sub-Account or the One Year Guarantee Period. The Certificate Owner may, by Written Request or by telephone, change the monthly amount to be transferred, change the Sub-Account(s) to which the transfers are to be made, or end the program. The program will automatically end if the Income Date occurs. Liberty Life reserves the right to end the program at any time by sending the Certificate Owner a notice one month in advance.

Written or telephone instructions must be received by Liberty Life by the end (currently 4:00 PM Eastern Time) of the business day preceding the next scheduled transfer in order to be in effect for that transfer. Telephone instructions are subject to the conditions and procedures established by Liberty Life from time to time. The current conditions and procedures appear in Appendix B, and Certificate Owners in a dollar cost averaging program will be notified, in advance, of any changes.

Asset Allocation Program. Certificate Owners may select from five asset allocation model portfolios developed by Ibbotoson Associates (Model A - Capital Preservation, Model B - Income and Growth, Model C - Moderate Growth, Model D - Growth, and Model E - Aggressive Growth). If a Certificate Owner elects one of the models, initial and subsequent Purchase Payments will automatically be allocated among the Sub-Accounts in the model. Only one model may be used in a Certificate at a time. Certificate Owners may use a questionnaire and scoring system to determine the model which corresponds to their risk tolerance and time horizons.

Periodically Ibbotoson Associates will review the models and may determine that a reconfiguration of the Sub-Accounts and percentage allocations among those Sub-Accounts is appropriate. Certificate Owners will receive notification prior to any reconfiguration.

The Fixed Account is not available in any asset allocation model. A Certificate Owner may allocate initial or subsequent Purchase Payments, or Certificate Value, between an asset allocation model and the Fixed Account.

Rebalancing Program. In accordance with the Certificate Owner's election of the relative Purchase Payment percentage allocations, Liberty Life will automatically rebalance the Certificate Value of each Sub-Account quarterly. On the last day of the calendar quarter, Liberty Life will automatically rebalance the Certificate Value in each of the Sub-Accounts to match the current Purchase Payment percentage allocations. The Program may be terminated at any time and the percentages may be altered by Written Request. The requested change must be received at the Office ten (10) days prior to the end of the calendar quarter. Certificate Value allocated to the Fixed Account is not subject to automatic rebalancing. After the Income Date, automatic rebalancing applies only to variable annuity payments and Liberty Life will rebalance the number of Annuity Units in each Sub-Account (Annuity Units are used to calculate the amount of each Sub-Account annuity payment; see "Variable Annuity Benefits" in the Statement of Additional Information.)

Systematic Investment Program. Purchase Payments may be made by monthly draft against the bank account of any Certificate Owner who has completed and returned to Liberty Life a Systematic Investment Program application and authorization form. The application and authorization form may be obtained from Liberty Life or from the sales representative. Each Systematic Investment Program Purchase Payment is subject to a minimum of $250 or such lesser amount as Liberty Life may permit.

Systematic Withdrawal Program. To the extent permitted by law, Liberty Life will make monthly, quarterly, semi-annually or annual distributions of a predetermined dollar amount to the Certificate Owner that has enrolled in the Systematic Withdrawal Program. Under the Program, all distributions will be made directly to the Certificate Owner and will be treated for federal tax purposes as any other withdrawal or distribution of Certificate Value. (See "Tax Status".) The Certificate Owner may specify the amount of each partial withdrawal, subject to a minimum of $100. Systematic withdrawals may be made from any Sub-Account or Guarantee Period of the Fixed Account. In each Certificate Year, portions of Certificate Value may be withdrawn without the imposition of any Contingent Deferred Sales Charge ("Free Withdrawal Amount"). If withdrawals pursuant to the Program are greater than the Free
Withdrawal Amount, the amount of the withdrawals greater than the Free Withdrawal Amount will be subject to the applicable Contingent Deferred Sales Charge. Any unrelated voluntary partial withdrawal a Certificate Owner makes during a Certificate Year will be aggregated with withdrawals pursuant to the Program to determine the applicability of any Contingent Deferred Sales Charge under the Certificate provisions regarding partial withdrawals.

Unless the Certificate Owner specifies the Sub-Account or Sub-Accounts or the Fixed Account from which withdrawals of Certificate Value shall be made or if the amount in a specified Sub-Account is less than the predetermined amount, Liberty Life will make withdrawals under the Program in the manner specified for partial withdrawals in "Partial Withdrawals and Surrender". All Sub-Account withdrawals under the Program will be effected by canceling the number of Accumulation Units equal in value to the amount to be distributed to the Certificate Owner and any applicable Contingent Deferred Sales Charge.

The Program may be combined with all other Programs except the Systematic Investment Program.

It may not be advisable to participate in the Systematic Withdrawal Program and incur a Contingent Deferred Sales Charge when making additional Purchase Payments under the Certificate.

                              THE CERTIFICATES

                           Variable Account Value

The Variable Account Value for a Certificate is the sum of the value of each Sub-Account to which values are allocated under a Certificate. The value of each Sub-Account is determined at any time by multiplying the number of Accumulation Units attributable to that Sub-Account by the Accumulation Unit value for that Sub-Account at the time of determination. The Accumulation Unit value is an accounting unit of measure used to determine the change in an Accumulation Unit's value from Valuation Period to Valuation Period.

Each Purchase Payment that is made results in additional Accumulation Units being credited to the Certificate and the appropriate Sub-Account thereunder. The number of additional units for any Sub-Account will equal the amount allocated to that Sub-Account divided by the Accumulation Unit value for that Sub-Account at the time of investment.

                              Valuation Periods

The Variable Account is valued each Valuation Period using the net asset value of the Eligible Fund shares. A Valuation Period is the period commencing at the close of trading on the New York Stock Exchange on each Valuation Date and ending at the close of trading for the next succeeding
Valuation Date. A Valuation Date is each day that the New York Stock Exchange is open for business. The New York Stock Exchange is currently closed on weekends, New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

                            Net Investment Factor

Variable Account Value will fluctuate in accordance with the investment results of the underlying Eligible Funds. In order to determine how these fluctuations affect value, Liberty Life utilizes an Accumulation Unit value. Each Sub-Account has its own Accumulation Units and value per Unit. The Unit value applicable during any Valuation Period is determined at the end of that period.

When Liberty Life first purchased Eligible Fund shares on behalf of the Variable Account, Liberty Life valued each Accumulation Unit at a specified dollar amount. The Unit value for each Sub-Account in any Valuation Period thereafter is determined by multiplying the value for the prior period by a net investment factor. This factor may be greater or less than 1.0; therefore, the Accumulation Unit may increase or decrease from Valuation Period to Valuation Period. Liberty Life calculates a net investment factor for each Sub-Account by dividing (a) by (b) and then subtracting (c) (i.e., (a/b) _ c), where:

(a) is equal to:

(i) the net asset value per share of the Eligible Fund at the end of the Valuation Period; plus

(ii) the per share amount of any distribution made by the Eligible Fund if the "ex-dividend" date occurs during that same Valuation Period.

(b) is the net asset value per share of the Eligible Fund at the end of the prior Valuation Period.

(c)  is equal to:

(i)   the Valuation Period equivalent of the Mortality and Expense Risk
      Charge; plus

(ii)  the Valuation Period equivalent of the daily Distribution Charge; plus

(iii) a charge factor, if any, for any tax provision established by Liberty Life as a result of the operations of that Sub-Account.

If a Certificate ever reaches the maximum cumulative sales charge limit defined in "Deductions for Contingent Deferred Sales Charge" on Page xx, Unit values without (c)(ii) above will be used thereafter. For Certificates issued to employees of Liberty Life and other persons specified in "Sales of the Certificates", Unit values with .35% in (c)(i) above and without (c)(ii) above will be used. Unit values without (c)(ii) above may be used for certain Certificates issued in an internal exchange or transfer (see "Deductions for Daily Distribution Charge").

                       Modification of the Certificate

Only Liberty Life's President or Secretary may agree to alter the Certificate or waive any of its terms. Any changes must be made in writing and with the Certificate Owner's consent, except as may be required by applicable law.

                               Right to Revoke

The Certificate Owner may return the Certificate within 10 days after he or she receives it by delivering or mailing it to Liberty Life's Service Office. The return of the Certificate by mail will be effective when the postmark is affixed to a properly addressed and postage-prepaid envelope. The returned Certificate will be treated as if Liberty Life never issued it and Liberty Life will refund the Certificate Value.

               DEATH PROVISIONS FOR NON-QUALIFIED CERTIFICATES

Death of Primary Owner, Joint Owner or Certain Non-Owner Annuitant. These provisions apply if, before the Income Date while the Certificate is In Force, the primary Certificate Owner or any Joint Certificate Owner dies (whether or not the decedent is also the Annuitant) or the Annuitant dies under a Certificate with a non-natural Certificate Owner such as a trust. The Designated Beneficiary will control the Certificate after such a death.

If the decedent's surviving spouse (if any) is the sole Designated Beneficiary, the surviving spouse will automatically become the new sole primary Certificate Owner as of the decedent's date of death. And, if the Annuitant is the decedent, the new Annuitant will be any living contingent annuitant, otherwise the surviving spouse. The Certificate may continue until another death occurs (i.e., until the death of the Annuitant, primary Certificate Owner or joint Certificate Owner). Except for this paragraph, all of "Death Provisions" will apply to that subsequent death.

In all other cases, the Certificate may continue up to five years from the date of death. During this period, the Designated Beneficiary may exercise all ownership rights, including the right to make transfers or partial surrenders or the right to totally surrender the Certificate for its
Surrender  Value.  If the Certificate is still in  effect at the end  of  the five-year period, Liberty Life will automatically end it then by paying the Certificate Value to the Designated Beneficiary. If the Designated Beneficiary is not then alive, Liberty Life will pay any person(s) named by the Designated Beneficiary in a Written Request; otherwise the Designated Beneficiary's estate.

The Covered Person under this paragraph shall be the decedent if he or she is the first to die of the primary Certificate Owner, Joint Certificate Owner, Annuitant, or, if there is a non-natural Certificate Owner such as a trust, the Annuitant shall be the Covered Person. If the Covered Person dies, the Certificate Value will be increased, as provided below, if it is less than the Death Benefit Amount ("DBA"). The DBA is:

The DBA at issue is the initial Purchase Payment. Thereafter, the DBA is calculated for each Valuation Period by adding any additional Purchase Payments, and deducting any partial withdrawals, including any applicable surrender charge. This resulting amount is the "net Purchase Payment death benefit". The Certificate Value for each Certificate Anniversary (the "Anniversary Value") before the 81st birthday of the Covered Person is determined. Each Anniversary Value is increased by any Purchase Payments made after that anniversary. This resultant value is then decreased by an amount calculated at the time of any partial withdrawal made after that anniversary. The amount is calculated by taking the amount of any partial withdrawal, and dividing by the Certificate Value immediately preceding the partial withdrawal, and then multiplying by the Anniversary Value immediately preceding the withdrawal. The greatest Anniversary Value, as so adjusted, (the "greatest Anniversary Value") is the DBA unless the net Purchase Payment death benefit is higher. The net Purchase Payment death benefit will be the DBA if such amount is higher than the greatest Anniversary Value.

When Liberty Life receives due proof of the Covered Person's death, Liberty Life will compare, as of the date of death, the Certificate Value to the DBA. If the Certificate Value was less than the DBA, Liberty Life will increase the current Certificate Value by the amount of the difference. Note that while the amount of the difference is determined as of the date of death, that amount is not added to the Certificate Value until Liberty Life receives due proof of death. The amount to be credited will be allocated to the Variable Account and/or the Fixed Account based on the Purchase Payment allocation selection that is in effect when Liberty Life receives due proof of death. Whether or not the Certificate Value is increased because of this minimum death provision, the Designated Beneficiary may, by the later of the 90th day after the Covered Person's death and the 60th day after Liberty Life is notified of the death, surrender the Certificate for the Certificate Withdrawal Value without any applicable Contingent Deferred Sales Charge being deducted. For a surrender after the applicable 90 or 60 day period and for a surrender at any time after the death of a non-Covered Person, any applicable Contingent Deferred Sales Charge would be deducted. If the Certificate is not surrendered, it will continue for the time period specified above.

Payment of Benefits. Instead of receiving a lump sum, the Certificate Owner or any Designated Beneficiary may direct by Written Request that Liberty Life pay any benefit of $5,000 or more under an annuity payment option that meets the following: (a) the first payment to the Designated Beneficiary must be made no later than one year after the date of death; (b) payments must be made over the life of the Designated Beneficiary or over a period not extending beyond that person's life expectancy; and (c) any payment option that provides for payments to continue after the death of the Designated Beneficiary will not allow the successor payee to extend the period of time over which the remaining payments are to be made.

Death of Certain Non-Certificate Owner Annuitant. These provisions apply if, before the Income Date while the Certificate is In Force, (a) the Annuitant dies, (b) the Annuitant is not a Certificate Owner, and (c) the Certificate Owner is a natural person. The Certificate will continue after the Annuitant's death. The new Annuitant will be any living contingent annuitant, otherwise the primary Certificate Owner. If the Annuitant is the first to die of the Certificate's primary Certificate Owner, Joint Certificate Owner and Annuitant, then the Annuitant is the Covered Person and the Certificate Value will be increased, as provided below, if it is less than the Death Benefit Amount ("DBA"), as defined above. When Liberty Life receives due proof of the Annuitant's death, Liberty Life will compare, as of the date of death, the Certificate Value to the DBA. If the Certificate Value was less than the DBA, Liberty Life will increase the current Certificate Value by the amount of the difference. Note that while the amount of the difference is determined as of the date of death, that amount is not added to the Certificate Value until Liberty Life receives due proof of death. The amount to be credited will be allocated to the Variable Account and/or the Fixed Account based on the Purchase Payment allocation selection that is in effect when Liberty Life receives due proof of death. Whether or not the Certificate Value is increased because of this minimum death provision, the Certificate Owner may surrender the Certificate within 90 days of the date of the Annuitant's death for the Certificate Withdrawal Value without any applicable Contingent Deferred Sales Charge being deducted. For a surrender after 90 days, any applicable Contingent Deferred Sales Charge would be deducted.

                 DEATH PROVISIONS FOR QUALIFIED CERTIFICATES

Death of Annuitant. If the Annuitant dies before the Income Date while the Certificate is In Force, the Designated Beneficiary will control the Certificate after such a death. The Certificate Value will be increased, as provided below, if it is less than the Death Benefit Amount ("DBA") as defined above. When Liberty Life receives due proof of the Annuitant's death, Liberty Life will compare, as of the date of death, the Certificate Value to the DBA. If the Certificate Value was less than the DBA, Liberty Life will increase the current Certificate Value by the amount of the difference. Note that while the amount of the difference is determined as of the date of death, that amount is not added to the Certificate Value until Liberty Life receives due proof of death. The amount to be credited will be allocated to the Variable Account and/or the Fixed Account based on the Purchase Payment allocation selection that is in effect when Liberty Life receives due proof of death. Whether or not the Certificate Value is increased because of this minimum death provision, the Designated Beneficiary may, by the later of the 90th day after the Annuitant's death and the 60th day after Liberty Life is notified of the death, surrender the Certificate for the Certificate Withdrawal Value without any applicable Contingent
Deferred Sales Charge being deducted. For a surrender after the applicable 90 or 60 day period, any applicable Contingent Deferred Sales Charge would be deducted.

If the Certificate is not surrendered, it may continue for the time period permitted by the Internal Revenue Code provisions applicable to the particular Qualified Plan. During this period, the Designated Beneficiary may exercise all ownership rights, including the right to make transfers or partial withdrawals or the right to totally surrender the Certificate for its Certificate Withdrawal Value. If the Certificate is still in effect at the end of the period, Liberty Life will automatically end it then by paying the Certificate Withdrawal Value (without the deduction of any applicable Contingent Deferred Sales Charge) to the Designated Beneficiary. If the Designated Beneficiary is not alive then, Liberty Life will pay any person(s) named by the Designated Beneficiary in a Written Request; otherwise the Designated Beneficiary's estate.

Payment of Benefits. Instead of receiving a lump sum, the Certificate Owner or any Designated Beneficiary may direct by Written Request that Liberty Life pay any benefit of $5,000 or more under an annuity payment option that meets the following: (a) the first payment to the Designated Beneficiary must be made no later than one year after the date of death; (b) payments must be made over the life of the Designated Beneficiary or over a period not extending beyond that person's life expectancy; and (c) any payment option that provides for payments to continue after the death of the Designated Beneficiary will not allow the successor payee to extend the period of time over which the remaining payments are to be made.

                            CERTIFICATE OWNERSHIP

The Certificate Owner shall be the person designated in the application.  The
Certificate  Owner  may  exercise all the rights of the  Certificate.   Joint
Certificate Owners are permitted but not contingent Certificate Owners.

The Certificate Owner may by Written Request change the Certificate Owner, primary beneficiary, contingent beneficiary or contingent annuitant. An irrevocably-named person may be changed only with the written consent of such person.

Because a change of Certificate Owner by means of a gift (i.e., a transfer without full and adequate consideration) may be a taxable event, a Certificate Owner should consult a competent tax adviser as to the tax consequences resulting from such a transfer.

Any  Qualified Certificate may have limitations on transfer of ownership.   A
Certificate Owner should consult the Plan Administrator and a competent tax adviser as to the tax consequences resulting from such a transfer.

                                 ASSIGNMENT

The Certificate Owner may assign the Certificate at any time. A copy of any assignment must be filed with Liberty Life. The Certificate Owner's rights and those of any revocably-named person will be subject to the assignment. Any Qualified Certificate may have limitations on assignability.

Because an assignment may be a taxable event, a Certificate Owner should consult a competent tax adviser as to the tax consequences resulting from any such assignment.

                      PARTIAL WITHDRAWALS AND SURRENDER

The Certificate Owner may make partial withdrawals from the Certificate. Liberty Life must receive a Written Request and the minimum amount to be withdrawn must be at least $300 or such lesser amount as Liberty Life may permit in conjunction with a Systematic Withdrawal Program. If the Certificate Value after a partial withdrawal would be below $2,500, Liberty Life will treat the request as a withdrawal of only the excess amount over $2,500. The amount withdrawn will include any applicable Contingent Deferred Sales Charge and therefore the amount actually withdrawn may be greater than the amount of the surrender check requested. Unless the request specifies otherwise, the total amount withdrawn will be deducted from all Sub-Accounts of the Variable Account in the ratio that the value in each Sub-Account bears to the total Variable Account Value. If there is no value, or insufficient value, in the Variable Account, then the amount surrendered, or the insufficient portion, will be deducted from the Fixed Account in the ratio that each Guarantee Period's value bears to the total Fixed Account Value.

The Certificate Owner may totally surrender the Certificate by making a Written Request. Surrendering the Certificate will end it. Upon surrender, the Certificate Owner will receive the Certificate Withdrawal Value.

Liberty Life will pay the amount of any surrender within seven days of receipt of such request. Alternatively, the Certificate Owner may purchase for himself or herself an annuity option with any surrender benefit of at least $5,000. Liberty Life's consent is needed to choose an option if the Certificate Owner is not a natural person.

Annuity  options  based  on life contingencies cannot  be  surrendered  after
annuity  payments  have  begun.   Option  A,  which  is  not  based  on  life
contingencies, may be surrendered if a variable payout has been selected.

Because of the potential tax consequences of a full or partial surrender, a Certificate Owner should consult a competent tax adviser regarding a surrender.

                             ANNUITY PROVISIONS

                              Annuity Benefits

If the Annuitant is alive on the Income Date and the Certificate is In Force, payments will begin under the annuity option or options the Certificate Owner has chosen. The amount of the payments will be determined by applying the Certificate Value increased or decreased by a limited Market Value Adjustment of Fixed Account Value described in Appendix A (less any premium taxes not previously deducted and less any applicable Certificate Maintenance Charge) on the Income Date in accordance with the option selected.

                       Income Date and Annuity Option

The Certificate Owner may select an Income Date and an Annuity Option at the time of application. If the Certificate Owner does not select an Annuity Option, Option B will automatically be designated. If the Certificate Owner does not select an Income Date for the Annuitant, the Income Date will automatically be the earlier of (i) Annuitant's 90th birthday and the 10th Certificate Anniversary and (ii) any maximum date permitted under state law.

                  Change in Income Date and Annuity Option

  The Certificate Owner may choose or change an Annuity Option or the Income Date by making a Written Request to Liberty Life at least 30 days prior to the Income Date. However, any Income Date must be: (a) for fixed annuity options, not earlier than the first Certificate Anniversary; and (b) not later than the earlier of (i) the later of the Annuitant's 90th birthday and the 10th Certificate Anniversary and (ii) any maximum date permitted under state law.

                               Annuity Options

The Annuity Options are:

     Option A: Income for a Fixed Number of Years;

     Option B: Life Income with 10 Years of Payments Guaranteed; and

     Option C: Joint and Last Survivor Income.

Other options may be arranged by mutual consent. Each option is available in two forms -- as a variable annuity for use with the Variable Account and as a fixed annuity for use with Liberty Life's general account Fixed Account. Variable annuity payments will fluctuate while fixed annuity payments will not. The dollar amount of each fixed annuity payment will be determined by deducting from the Fixed Account Value increased or decreased by a limited Market Value Adjustment described in Appendix A any applicable premium taxes not previously deducted and then dividing the remainder by $1,000 and multiplying the result by the greater of: (a) the applicable factor shown in the appropriate table in the Certificate; or (b) the factor currently offered by Liberty Life at the time annuity payments begin. This current factor may be based on the sex of the payee unless to do so would be prohibited by law.

If no Annuity Option is selected, Option B will automatically be applied. Unless the Certificate Owner chooses otherwise, Variable Account Value, (less any applicable premium taxes not previously deducted and less any applicable Certificate Maintenance Charge) will be applied to a variable annuity option and Fixed Account Value increased or decreased by a limited Market Value Adjustment described in Appendix A (less any applicable premium taxes not previously deducted) will be applied to a fixed annuity option. Any premium taxes will be deducted proportionately from both the Variable Account Value and Fixed Account Value. Whether variable or fixed, the same Certificate Value applied to each option will produce a different initial annuity payment as well as different subsequent payments.

The payee is the person who will receive the sum payable under an annuity option. Any annuity option that provides for payments to continue after the death of the payee will not allow the successor payee to extend the period of time over which the remaining payments are to be made.

If the amount available to apply under any variable or fixed option is less than $5,000, Liberty Life has reserved the right to pay such amount in one sum to the payee in lieu of the payment otherwise provided for.

Annuity payments will be made monthly unless quarterly, semi-annual or annual payments are chosen by Written Request. However, if any payment provided for would be or becomes less than $100, Liberty Life has the right to reduce the frequency of payments to such an interval as will result in each payment being at least $100.

Option A: Income For a Fixed Number of Years. Liberty Life will pay an annuity for a chosen number of years, not fewer than 5 nor over 50 (a period of years over 30 may be chosen only if it does not exceed the difference between age 100 and the Annuitant's age on the date of the first payment). At any time while variable annuity payments are being made, the payee may elect to receive the following amount: (a) the present value of the remaining payments, commuted at the interest rate used to create the annuity factor for this option (this interest rate is 5% per year unless 3% per year is chosen by Written Request at the time the option is selected); less (b) any Contingent Deferred Sales Charge due by treating the value defined in (a) as a total surrender. (See "Deductions for Contingent Deferred Sales Charge".) Instead of receiving a lump sum, the payee may elect another payment option and the amount applied to the option will not be reduced by the charge defined in (b) above. If, at the death of the payee, Option A payments have been made for fewer than the chosen number of years:

(a) payments will be continued during the remainder of the period to the successor payee; or

(b) that successor payee may elect to receive in a lump sum the present value of the remaining payments, commuted at the interest rate used to create the annuity factor for this option. For the variable annuity, this interest rate is 5% per year unless 3% per year had been chosen by the payee at the time the option was selected.

The Mortality and Expense Risk Charge is deducted during the Option A payment period if a variable payout has been selected, but Liberty Life has no mortality risk during this period.

If annual payments are chosen for Option A and a variable payout has been selected, Liberty Life has available a "stabilizing" payment option that may be chosen. Each annual payment will be determined as described in "Variable Annuity Payment Values". Each annual payment will then be placed in Liberty Life's general account, from which it will be paid out in twelve equal monthly payments. The sum of the twelve monthly payments will exceed the annual payment amount because of an interest rate factor used by Liberty Life that will vary from year to year. The commutation method described above for calculating the present value of remaining payments applies to the annual payments. Any monthly payments remaining before the next annual payment will be commuted at the interest rate used to determine that year's monthly payments.

See "Annuity Payments" on Page xx for the manner in which Option A may be taxed.

Option  B:  Life Income with 10 Years of Payments Guaranteed.   Liberty  Life
will pay an annuity during the lifetime of the payee. If, at the death of the payee, payments have been made for fewer than 10 years:

(a) payments will be continued during the remainder of the period to the successor payee; or

(b) that successor payee may elect to receive in a lump sum the present value of the remaining payments, commuted at the interest rate used to create the annuity factor for this option. For the variable annuity, this interest rate is 5% per year unless 3% per year had been chosen by the payee at the time the option was selected.

The amount of the annuity payments will depend on the age of the payee on the Income Date and it may also depend on the payee's sex.

Option C: Joint and Last Survivor Income. Liberty Life will pay an annuity for as long as either the payee or a designated second natural person is alive. The amount of the annuity payments will depend on the age of both persons on the Income Date and it may also depend on each person's sex. IT IS POSSIBLE UNDER THIS OPTION TO RECEIVE ONLY ONE ANNUITY PAYMENT IF BOTH PAYEES DIE AFTER THE RECEIPT OF THE FIRST PAYMENT OR TO RECEIVE ONLY TWO ANNUITY PAYMENTS IF BOTH PAYEES DIE AFTER RECEIPT OF THE SECOND PAYMENT AND SO ON.

                       Variable Annuity Payment Values

The amount of the first variable annuity payment is determined by Liberty Life using an annuity purchase rate that is based on an assumed annual investment return of 5% per year, unless 3% is chosen by Written Request. Subsequent variable annuity payments will fluctuate in amount and reflect whether the actual investment return of the selected Sub-Account(s) (after deducting the Mortality and Expense Risk Charge) is better or worse than the assumed investment return. The total dollar amount of each variable annuity payment will be equal to: (a) the sum of all Sub-Account payments; less (b) the pro-rata amount of the annual Certificate Maintenance Charge. Currently, a payee may instruct Liberty Life to change the Sub-Account(s) used to determine the amount of the variable annuity payments unlimited times every 12 months.

                Proof of Age, Sex, and Survival of Annuitant

Liberty Life may require proof of age, sex or survival of any payee upon whose age, sex or survival payments depend. If the age or sex has been misstated, Liberty Life will compute the amount payable based on the correct age and sex. If income payments have begun, any underpayments Liberty Life may have made will be paid in full with the next annuity payment. Any overpayments, unless repaid in one sum, will be deducted from future annuity payments until Liberty Life is repaid in full.

                           SUSPENSION OF PAYMENTS

Liberty Life reserves the right to postpone surrender payments from the Fixed Account for up to six months. Liberty Life reserves the right to suspend or postpone any type of payment from the Variable Account for any period when:
(a) the New York Stock Exchange is closed other than customary weekend or holiday closings; (b) trading on the Exchange is restricted; (c) an emergency exists as a result of which it is not reasonably practicable to dispose of securities held in the Variable Account or determine their value; or (d) the Securities and Exchange Commission permits delay for the protection of security holders. The applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions described in
(b) and (c) exist.

                                 TAX STATUS

                                Introduction

The Certificate is designed for use by individuals in retirement plans which may or may not be Qualified Plans under the provisions of the Internal Revenue Code (the "Code"). The ultimate effect of federal income taxes on the Certificate Value, on annuity payments, and on the economic benefit to the Certificate Owner, Annuitant or Designated Beneficiary depends on the type of retirement plan for which the Certificate is purchased and upon the tax and employment status of the individual concerned. The discussion contained herein is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax adviser. No attempt is made to consider any applicable state or other tax laws. Moreover, the discussion herein is based upon Liberty Life's understanding of current federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of those current federal income tax laws or of the current interpretations by the Internal Revenue Service.

                      Taxation of Annuities in General

Section 72 of the Code governs taxation of annuities in general. There are no income taxes on increases in the value of a Certificate until a distribution occurs, in the form of a full surrender, a partial surrender, an assignment or gift of the Certificate, or annuity payments. A trust or other entity owning a Non-Qualified Certificate other than as an agent for an individual is taxed differently; increases in the value of a Certificate are taxed yearly whether or not a distribution occurs.

Surrenders, Assignments and Gifts. A Certificate Owner who fully surrenders his or her Certificate is taxed on the portion of the payment that exceeds his or her cost basis in the Certificate. For Non-Qualified Certificates, the cost basis is generally the amount of the Purchase Payments made for the Certificate and the taxable portion of the surrender payment is taxed as ordinary income. For Qualified Certificates, the cost basis is generally zero and the taxable portion of the surrender payment is generally taxed as ordinary income subject to special 5-year income averaging for lump-sum distributions received before January 1, 2000. A Designated Beneficiary receiving a lump sum surrender benefit after the death of the Annuitant or Certificate Owner is taxed on the portion of the amount that exceeds the Certificate Owner's cost basis in the Certificate. If the Designated Beneficiary elects to receive annuity payments within 60 days of the decedent's death, different tax rules apply. See "Annuity Payments" below. For Non-Qualified Certificates, the tax treatment applicable to Designated Beneficiaries may be contrasted with the income-tax-free treatment applicable to persons inheriting and then selling mutual fund shares with a date-of-death value in excess of their basis.

Partial withdrawals received under Non-Qualified Certificates prior to annuitization are first included in gross income to the extent Certificate Value exceeds Purchase Payments. Then, to the extent the Certificate Value does not exceed Purchase Payments, such withdrawals are treated as a non-taxable return of principal to the Certificate Owner. For partial withdrawals under a Qualified Certificate, payments are treated first as a non-taxable return of principal up to the cost basis and then a taxable return of income. Since the cost basis of Qualified Certificates is generally zero, partial surrender amounts will generally be fully taxed as ordinary income.

A Certificate Owner who assigns or pledges a Non-Qualified Certificate is treated as if he or she had received the amount assigned or pledged and thus is subject to taxation under the rules applicable to partial withdrawals or surrenders. A Certificate Owner who gives away the Certificate (i.e., transfers it without full and adequate consideration) to anyone other than his or her spouse is treated for income tax purposes as if he or she had fully surrendered the Certificate.

A special computational rule applies if Liberty Life issues to the Certificate Owner, during any calendar year, (a) two or more Certificates or
(b) one or more Certificates and one or more of Liberty Life's other annuity contracts. Under this rule, the amount of any distribution includable in the Certificate Owner's gross income is to be determined under Section 72(e) of the Code by treating all the Liberty Life contracts as one contract. Liberty Life believes that this means the amount of any distribution under one Certificate will be includable in gross income to the extent that at the time of distribution the sum of the values for all the Certificates or contracts exceeds the sum of the cost bases for all the contracts.

Annuity Payments. The non-taxable portion of each variable annuity payment is determined by dividing the cost basis of the Certificate that is allocated to Variable Account Value by the total number of expected payments while the non-taxable portion of each fixed annuity payment is determined by an "exclusion ratio" formula which establishes the ratio that the cost basis of the Certificate that is allocated to Fixed Account Value bears to the total expected value of annuity payments for the term of the annuity. The remaining portion of each payment is taxable. Such taxable portion is taxed at ordinary income rates. For Qualified Certificates, the cost basis is generally zero. With annuity payments based on life contingencies, the payments will become fully taxable once the payee lives longer than the life expectancy used to calculate the non-taxable portion of the prior payments. Because variable annuity payments can increase over time and because certain payment options provide for a lump sum right of commutation, it is possible that the IRS could determine that variable annuity payments should not be taxed as described above but instead should be taxed as if they were received under an agreement to pay interest. This determination would result in a higher amount (up to 100%) of certain payments being taxable.

With respect to the "stabilizing" payment option available under Annuity Option 1, pursuant to which each annual payment is placed in Liberty Life's general account and paid out with interest in twelve equal monthly payments, it is possible the IRS could determine that receipt of the first monthly payout of each annual payment is constructive receipt of the entire annual payment. Thus, the total taxable amount for each annual payment would be accelerated to the time of the first monthly payout and reported in the tax year in which the first monthly payout is received.

Penalty Tax. Payments received by Certificate Owners, Annuitants, and Designated Beneficiaries under Certificates may be subject to both ordinary income taxes and a penalty tax equal to 10% of the amount received that is includable in income. The penalty tax is not imposed on amounts received:
(a) after the taxpayer attains age 59-1/2; (b) in a series of substantially equal payments made for life or life expectancy; (c) after the death of the Certificate Owner (or, where the Certificate Owner is not a human being, after the death of the Annuitant); (d) if the taxpayer becomes totally and permanently disabled; or (e) under a Non-Qualified Certificate's annuity payment option that provides for a series of substantially equal payments, provided only one Purchase Payment is made to the Certificate, the Certificate is not issued as a result of a Section 1035 exchange, and the first annuity payment begins in the first Certificate Year.

Income Tax Withholding. Liberty Life is required to withhold federal income taxes on taxable amounts paid under Certificates unless the recipient elects not to have withholding apply. Liberty Life will notify recipients of their right to elect not to have withholding apply. See "Tax-Sheltered Annuities"
(TSAs) for an alternative type of withholding that may apply to distributions from TSAs that are eligible for rollover to another TSA or an individual retirement annuity or account (IRA).

Section 1035 Exchanges. A Non-Qualified Certificate may be purchased with proceeds from the surrender of an existing annuity contract. Such a transaction may qualify as a tax-free exchange pursuant to Section 1035 of the Code. It is Liberty Life's understanding that in such an event: (a) the new Certificate will be subject to the distribution-at-death rules described in "Death Provisions for Non-Qualified Certificates"; (b) Purchase Payments made between August 14, 1982 and January 18, 1985 and the income allocable to them will, following an exchange, no longer be covered by a "grandfathered" exception to the penalty tax for a distribution of income that is allocable to an investment made over ten years prior to the distribution; and (c) Purchase Payments made before August 14, 1982 and the income allocable to them will, following an exchange, continue to receive the following "grandfathered" tax treatment under prior law: (i) the penalty tax does not apply to any distribution; (ii) partial withdrawals are treated first as a non-taxable return of principal and then a taxable return of income; and
(iii) assignments are not treated as surrenders subject to taxation. Liberty Life's understanding of the above is principally based on legislative reports prepared by the Staff of the Congressional Joint Committee on Taxation.

Diversification Standards. The U.S. Secretary of the Treasury has issued regulations that set standards for diversification of the investments underlying variable annuity contracts (other than pension plan contracts). The Eligible Funds are designed to be managed to meet the diversification requirements for the Certificate as those requirements may change from time to time. If the diversification requirements are not satisfied, the Certificate would not be treated as an annuity contract. As a consequence to the Certificate Owner, income earned on a Certificate would be taxable to the Certificate Owner in the year in which diversification requirements were not satisfied, including previously non-taxable income earned in prior years. As a further consequence, Liberty Life would be subjected to federal income taxes on assets in the Variable Account.

The Secretary of the Treasury announced in September 1986 that he expects to issue regulations which will prescribe the circumstances in which a Certificate Owner's control of the investments of a segregated asset account may cause the Certificate Owner, rather than the insurance company, to be treated as the owner of the assets of the account. The regulations could impose requirements that are not reflected in the Certificate. Liberty Life, however, has reserved certain rights to alter the Certificate and investment alternatives so as to comply with such regulations. Since the regulations have not been issued, there can be no assurance as to the content of such regulations or even whether application of the regulations will be prospective. For these reasons, Certificate Owners are urged to consult with their own tax advisers.

                               Qualified Plans

The Certificate is designed for use with several types of Qualified Plans. The tax rules applicable to participants in such Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. Therefore, no attempt is made herein to provide more than general information about the use of the Certificate with the various types of
Qualified Plans. Participants under such Qualified Plans as well as Certificate Owners, Annuitants, and Designated Beneficiaries are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves regardless of the terms and conditions of the Certificate issued in connection therewith. Following are brief descriptions of the various types of Qualified Plans and of the use of the Certificate in connection therewith. Purchasers of the Certificate should seek competent advice concerning the terms and conditions of the particular Qualified Plan and use of the Certificate with that Plan.

                           Tax-Sheltered Annuities

Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts and, subject to certain contribution limitations, exclude the amount of Purchase Payments from gross income for tax purposes. However, such Purchase Payments may be subject to Social Security (FICA) taxes. This type of annuity contract is commonly referred to as a "Tax-Sheltered Annuity" (TSA).

Section 403(b)(11) of the Code contains distribution restrictions. Specifically, benefits may be paid, through surrender of the Certificate or otherwise, only (a) when the employee attains age 59-1/2, separates from service, dies or becomes totally and permanently disabled (within the meaning of Section 72(m)(7) of the Code) or (b) in the case of hardship. A hardship distribution must be of employee contributions only and not of any income attributable to such contributions. Section 403(b)(11) does not apply to distributions attributable to assets held as of December 31, 1988. Thus, it appears that the law's restrictions would apply only to distributions attributable to contributions made after 1988, to earnings on those contributions, and to earnings on amounts held as of 12/31/88. The Internal Revenue Service has indicated that the distribution restrictions of Section 403(b)(11) are not applicable when TSA funds are being transferred tax-free directly to another TSA issuer, provided the transferred funds continue to be subject to the Section 403(b)(11) distribution restrictions.

Liberty Life will notify a Certificate Owner who has requested a distribution from a Certificate if all or part of such distribution is eligible for rollover to another TSA or to an individual retirement annuity or account
(IRA). Any amount eligible for rollover treatment will be subject to mandatory federal income tax withholding at a 20% rate if the Certificate Owner receives the amount rather than directing Liberty Life by Written Request to transfer the amount as a direct rollover to another TSA or IRA.

                       Individual Retirement Annuities

Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity." These Individual Retirement Annuities are subject to limitations on the amount which may be contributed, the persons who may be eligible, and on the time when distributions may commence. In addition, distributions from certain types of Qualified Plans may be placed on a tax-deferred basis into an Individual Retirement Annuity.

                 Corporate Pension and Profit-Sharing Plans

Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of retirement plans for employees. Such retirement plans may permit the purchase of the Certificate to provide benefits under the plans.

Deferred Compensation Plans With Respect to Service for State and Local Governments

Section 457 of the Code, while not actually providing for a Qualified Plan as that term is normally used, provides for certain deferred compensation plans that enjoy special income tax treatment with respect to service for tax-exempt organizations, state governments, local governments, and agencies and instrumentalities of such governments. The Certificate can be used with such plans. Under such plans, a participant may specify the form of investment in which his or her participation will be made. However, all such investments are owned by and subject to the claims of general creditors of the sponsoring employer.

                     VARIABLE  ACCOUNT VOTING PRIVILEGES

In accordance with its view of present applicable law, Liberty Life will vote the shares of the Eligible Funds held in the Variable Account at regular and special meetings of the shareholders of the Eligible Funds in accordance with instructions received from persons having the voting interest in the Variable Account. Liberty Life will vote shares for which it has not received instructions in the same proportion as it votes shares for which it has received instructions.

However, if the Investment Company Act of 1940 or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result Liberty Life determines that it is permitted to vote the shares of the Eligible Funds in its own right, it may elect to do so.

The person having the voting interest under a Certificate prior to the Income Date shall be the Certificate Owner. The number of shares held in each Sub-Account which are attributable to each Certificate Owner is determined by dividing the Certificate Owner's Variable Account Value in each Sub-Account by the net asset value of the applicable share of the Eligible Fund. The person having the voting interest after the Income Date under an annuity payment option shall be the payee. The number of shares held in the Variable Account which are attributable to each payee is determined by dividing the reserve for the annuity payments by the net asset value of one share. During the annuity payment period, the votes attributable to a payee decrease as the reserves underlying the payments decrease.

The number of shares in which a person has a voting interest will be determined as of the date coincident with the date established by the respective Eligible Fund for determining shareholders eligible to vote at the meeting of the Fund and voting instructions will be solicited by written communication prior to such meeting in accordance with the procedures established by the Eligible Fund.

Each person having the voting interest in the Variable Account will receive periodic reports relating to the Eligible Fund(s) in which he or she has an interest, proxy material and a form with which to give such voting instructions with respect to the proportion of the Eligible Fund shares held in the Variable Account corresponding to his or her interest in the Variable Account.

                          SALES OF THE CERTIFICATES

Keyport Financial Services Corp. ("KFSC") serves as the Principal Underwriter for the Certificate described in this prospectus. The Certificate will be sold by salespersons who represent Liberty Life Assurance Company of Boston, an affiliate of KFSC, as variable annuity agents and who are registered representatives of broker/dealers who have entered into distribution agreements with KFSC. KFSC is registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. It is located at 125 High Street, Boston, Massachusetts 02110.

Different  Certificates  may  be sold (1) to a  person  who  is  an  officer, director, or employee of Liberty Life, or an affiliate of Liberty Life, a trustee or officer of an Eligible Fund, an employee of the investment adviser or sub-investment adviser of an Eligible Fund, or an employee or associated person of an entity which has entered into a sales agreement with the Principal Underwriter for the distribution of Certificates, or (2) to any
Qualified  Plan  established for such a person.   Such  Certificates  may  be
different from the Certificates sold to others in that [(1) they are not subject to the deduction for the Certificate Maintenance Charge, the asset-based Sales charge or the Contingent Deferred Sales Charge and (2)] they have a Mortality and Expense Risk Charge of 0[.35]% per year.

                              LEGAL PROCEEDINGS

There are no legal proceedings to which the Variable Account or the Principal Underwriter are a party. Liberty Life is engaged in various kinds of routine litigation which in its judgment is not of material importance in relation to the total capital and surplus of Liberty Life.

                       INQUIRIES BY CERTIFICATE OWNERS

Certificate Owners with questions about their Certificates may write Liberty Life Service Office, 125 High Street, Boston, MA 02110, or call (800) 367-3653.

            TABLE OF CONTENTS-STATEMENT OF ADDITIONAL INFORMATION

                                                             Page
Liberty Life Assurance Company of Boston
Variable Annuity Benefits
  Variable Annuity Payment Values
  Re-Allocating Sub-Account Payments
Safekeeping of Assets
Principal Underwriter
Experts
Investment Performance
  Yields for SteinRoe Cash Income Sub-Account
Financial Statements
  Liberty Life Assurance Company of Boston


                                 APPENDIX A

  THE FIXED ACCOUNT (ALSO KNOWN AS THE MODIFIED GUARANTEED ANNUITY ACCOUNT)

                                Introduction

This Appendix describes the Fixed Account option available under the Certificate.

FIXED ACCOUNT VALUES PROVIDED BY THE CERTIFICATE ARE SUBJECT TO A MARKET VALUE ADJUSTMENT, THE OPERATION OF WHICH MAY RESULT IN UPWARD OR DOWNWARD ADJUSTMENTS IN AMOUNTS TRANSFERRED AND AMOUNTS PAID (INCLUDING WITHDRAWALS, SURRENDERS, DEATH BENEFITS, AND AMOUNTS APPLIED TO PURCHASE ANNUITY PAYMENTS) TO A CERTIFICATE OWNER OR OTHER PAYEE. IN NO EVENT WILL THE DOWNWARD MARKET VALUE ADJUSTMENT ELIMINATE INTEREST AT THE RATE OF 3% PER YEAR APPLIED TO THE AMOUNT ALLOCATED TO A GUARANTEED PERIOD. PAYMENTS MADE FROM FIXED ACCOUNT VALUES AT THE END OF THEIR GUARANTEE PERIOD ARE NOT SUBJECT TO THE MARKET VALUE ADJUSTMENT.

Purchase Payments allocated to the Fixed Account option become part of Liberty Life's general account. Because of applicable exemptive and exclusionary provisions, interests in the Fixed Account options have not been registered under the Securities Act of 1933 ("1933 Act"), nor is the general account an investment company under the Investment Company Act. Accordingly, neither the general account, the Fixed Account option, nor any interest therein, is subject to regulation under the 1933 Act or the Investment Company Act. Liberty Life understands that the Securities and Exchange Commission has not reviewed the disclosure in the prospectus relating to the general account and the Fixed Account option.

        Investments in the Fixed Account and Capital Protection Plus

Purchase Payments will be allocated to the Fixed Account in accordance with the selection made by the Certificate Owner in the application. Any selection must specify that percentage of the Purchase Payment that is to be allocated to each Guarantee Period of the Fixed Account. The percentage, if not zero, must be at least 5%. The Certificate Owner may change the allocation percentages without fee, penalty or other charge. Allocation changes must be made by Written Request unless the Certificate Owner has by Written Request authorized Liberty Life to accept telephone allocation instructions from the Certificate Owner. By authorizing Liberty Life to accept telephone changes, a Certificate Owner agrees to accept and be bound by the conditions and procedures established by Liberty Life from time to time. The current conditions and procedures are in Appendix B and Certificate Owners authorizing telephone allocation instructions will be notified, in advance, of any changes.

Liberty Life currently offers Guarantee Periods of 1, 3, 5, and 7 years. Liberty Life may change at any time the number of Guarantee Periods it offers under newly-issued and in-force Certificates, as well as the length of those Guarantee Periods. If Liberty Life stops offering a particular Guarantee Period, existing Fixed Account Value in such Guarantee Period would not be affected until the end of the Period (at that time, a Period of the same length would not be a transfer option). Each Guarantee Period currently offered is available for initial and subsequent Purchase Payments and for transfers of Certificate Value.

Liberty Life offers a Capital Protection Plus program that a Certificate Owner may request. Under this program, Liberty Life will allocate part of the Purchase Payment to the Guarantee Period selected by the Certificate Owner so that such part, based on that Guarantee Period's interest rate in effect on the date of allocation, will equal at the end of the Guarantee Period the total Purchase Payment. The rest of the Purchase Payment will be allocated to the Sub-Account(s) of the Variable Account based on the Certificate Owner's allocation. If any part of the Fixed Account Value is surrendered or transferred before the end of the Guarantee Period, the Value at the end of that Period will not equal the original Purchase Payment amount.

For an example of Capital Protection Plus, assume Liberty Life receives a Purchase Payment of $10,000 when the interest rate for the 7-year Guarantee Period is 6.75% per year. Liberty Life will allocate $6,331 to that
Guarantee Period because $6,331 will increase at that interest rate to $10,000 after 7 years. The remaining $3,669 of the payment will be allocated to the Sub-Account(s) selected by the Certificate Owner.

                             Fixed Account Value

The Fixed Account Value at any time is equal to:

(a) all Purchase Payments allocated to the Fixed Account plus the interest subsequently credited on those payments; plus

(b) any Variable Account Value transferred to the Fixed Account plus the interest subsequently credited on the transferred value; less

(c) any prior partial withdrawals from the Fixed Account, including any charges therefor; less

(d)  any Fixed Account Value transferred to the Variable Account.

                              Interest Credits

Liberty Life will credit interest daily (based on an annual compound interest rate) to Purchase Payments allocated to the Fixed Account at rates declared by Liberty Life for Guarantee Periods of one or more years from the month and day of allocation. Any rate set by Liberty Life will be at least 3% per year.

Liberty Life's method of crediting interest means that Fixed Account Value might be subject to different rates for each Guarantee Period the Certificate Owner has selected in the Fixed Account. For purposes of this section, Variable Account Value transferred to the Fixed Account and Fixed Account Value renewed for another Guarantee Period shall be treated as a Purchase Payment allocation.

                   Application of Market Value Adjustment

Any surrender, withdrawal, transfer, or application to an Annuity Option of Fixed Account Value from a Guarantee Period of three years or more is subject to a limited Market Value Adjustment, unless: (1) the effective date of the transaction is at the end of the Guarantee Period; or (2) the effective date of a surrender is within 90 days of the date of death of the first Covered Person to die.

If a Market Value Adjustment applies to either a surrender or the application to an Annuity Option, then any negative Market Value Adjustment amount will be deducted from the Certificate Value and any positive Market Value Adjustment amount will be added to the Certificate Value. If a Market Value Adjustment applies to either a partial withdrawal or a transfer, then any negative Market Value Adjustment amount will be deducted from the partial withdrawal or transfer amount after the withdrawal or transfer amount has been deducted from the Fixed Account Value, and any positive Market Value Adjustment amount will be added to the applicable amount after it has been deducted from the Fixed Account Value.

No Market Value Adjustment is ever applicable to Guarantee Periods of fewer than three years.

                      Effect of Market Value Adjustment

A Market Value Adjustment reflects the change in prevailing current interest rates since the beginning of a Guarantee Period. The Market Value Adjustment may be positive or negative, but any negative Adjustment may be limited in amount (see Market Value Adjustment Factor below).

Generally, if the Treasury Rate for the Guarantee Period is lower than the Treasury Rate for a new Guarantee Period with a length equal to the time remaining in the Guarantee Period, then the application of the limited Market Value Adjustment will result in a reduction of the amount being surrendered, withdrawn, transferred, or applied to an Annuity Option.

Similarly, if the Treasury Rate for the Guarantee Period is higher than the Treasury Rate for a new Guarantee Period with a length equal to the time remaining in the Guarantee Period, then the application of the Market Value Adjustment will result in an increase in the amount being surrendered, withdrawn, transferred, or applied to an Annuity Option.

The Market Value Adjustment will be applied before the deduction of any applicable surrender charges or applicable taxes.

                       Market Value Adjustment Factor

The Market Value Adjustment is computed by multiplying the amount being surrendered, withdrawn, transferred, or applied to a Payment Option, by the Market Value Adjustment Factor. The Market Value Adjustment Factor is calculated as the larger of Formula (1) or (2):

(1)  (1+a)/(1+b)(n/12) - 1

where:

"a" is the Treasury Rate for the number of Guarantee Period Years in the Guarantee Period;

"b" is the Treasury Rate for a period equal to the time remaining (rounded up to the next whole number of Guarantee Period Years) to the expiration of the Guarantee Period; and

"n" is the number of complete Guarantee Period Months remaining before the expiration of the Guarantee Period.

(2)  (1.03)/(1+i)(y+d/#) - 1

where:

"i" is the Guaranteed Interest Rate for the Guarantee Period;

"y" is the number of complete Guarantee Period Years that have elapsed in the Guarantee Period;

"d" is the number of days since the last Guarantee Period Anniversary or, if "y" is zero, the number of days since the start of the Guarantee Period; and

"#" is the number of days in the current Guarantee Period Year (i.e., the sum of "d" and the number of days until the next Guarantee Period Anniversary).

In Formulas (1) and (2), all references to Guarantee Period, Guarantee Period Anniversary, Guarantee Period Month, and Guarantee Period Year relate to the Guarantee Period from which is being taken the amount being surrendered, withdrawn, transferred, or applied to an Annuity Option.

As stated above, the Formula (2) amount will apply only if it is greater than the Formula (1) amount. This will occur only when the Formula (1) amount is negative and the Formula (2) amount is a smaller negative number. Formula (2) thus ensures that a full (normal) negative Market Value Adjustment of Formula
(1) will not apply to the extent it would decrease the Guarantee Period's Fixed Account Value (before the deduction of any applicable surrender charges or any applicable taxes) below the following amount:

     (a)  the amount allocated to the Guarantee Period; less
     (b)  any prior systematic or partial withdrawal amounts; less
     (c) any prior amounts transferred to the Variable Account or to another Guarantee Period in the Fixed Account; plus
     (d) interest on the above items (a) through (c) credited annually at a rate of 3% per year.

                               Treasury Rates

The Treasury Rate for a Guarantee Period is the interest rate in the Treasury Constant Maturity Series, as published by the Federal Reserve Board, for a maturity equal to the number of years specified in "a" and "b" in Formula (1) above. Weekly Series are published at the beginning of the following week. To determine "a", Liberty Life uses the weekly Series first published on or after the most recent Determination Date which occurs on or before the Start Date for the Guarantee Period, except that if the Start Date is the same as the Determination Date or the date of publication, or any date in between, Liberty Life instead uses the weekly Series first published after the prior Determination Date. To determine "b", Liberty Life uses the weekly Series first published on or after the most recent Determination Date which occurs on or before the date on which the Market Value Adjustment Factor is calculated, except that if the calculation date is the same as the Determination Date or the date of publication, or any date in between, Liberty Life instead uses the weekly Series first published after the prior Determination Date. The Determination Dates are the last business day prior to the first and fifteenth of each calendar month.

If the number of years specified in "a" or "b" is not equal to a maturity in the Treasury Constant Maturity Series, the Treasury Rate will be determined by straight line interpolation between the interest rates of the next highest and next lowest maturities.

If the Treasury Constant Maturity Series becomes unavailable, Liberty Life will adopt a comparable constant maturity index or, if such a comparable index also is not available, Liberty Life will replicate calculation of the Treasury Constant Maturity Series Index based on U.S. Treasury Security coupon rates.

                          End of A Guarantee Period

Liberty Life will notify a Certificate Owner in writing at least 30 days prior to the end of a Guarantee Period. At the end of the Guarantee Period, Liberty Life will automatically transfer the Guarantee Period's Fixed Account Value to the Money Market Sub-Account of the Variable Account unless Liberty Life previously received a Certificate Owner's Written Request of: (1) election of a new Guarantee Period from among those being offered by Liberty Life at that time; or (2) instructions to transfer the ending Guarantee
Period's Fixed Account Value to one or more Sub-accounts of the Variable Account. A new Guarantee Period cannot be longer than the number of years remaining until the Income Date.

                      Transfers of Fixed Account Value

The Certificate Owner may transfer Fixed Account Value from one Guarantee Period to another or to one or more Sub-Accounts of the Variable Account subject to any applicable Market Value Adjustment. If the Fixed Account Value represents multiple Guarantee Periods, the transfer request must specify from which values the transfer is to be made.

The Certificate allows Liberty Life to limit the number of transfers that can be made in a specified time period. Currently, Liberty Life is limiting Variable Account and Fixed Account transfers to generally unlimited transfers per calendar year with a $500,000 per transfer dollar limit. See "Transfer of Variable Account Value". These limitations will not apply to any transfer made at the end of a Guarantee Period. Certificate Owners will be notified, in advance, of a change in the limitation on the number of transfers.

Transfer requests must be by Written Request unless the Certificate Owner has authorized Liberty Life by Written Request to accept telephone transfer instructions from the Certificate Owner or from a person acting for the Certificate Owner as an attorney-in-fact under a power of attorney. By authorizing Liberty Life to accept telephone transfer instructions, a
Certificate  Owner  agrees  to  accept and be bound  by  the  conditions  and procedures established by Liberty Life from time to time. The current conditions and procedures are in Appendix B and Certificate Owners authorizing telephone transfers will be notified, in advance, of any changes. Written transfer requests may be made by a person acting for the Certificate Owner as an attorney-in-fact under a power of attorney.

Transfer requests received by Liberty Life before the close of trading on the New York Stock Exchange (currently 4:00 PM Eastern Time) will be executed at the close of business that day. Any requests received later will be executed at the close of the next business day.

The amount of the transfer will be deducted from the specified values in the manner stated in the next section below.

If 100% of a Guarantee Period's value is transferred and the current allocation for Purchase Payments includes that Guarantee Period, then the allocation formula for future Purchase Payments will automatically change unless the Certificate Owner instructs otherwise. For example, if the allocation formula is 50% to the one-year Guarantee Period and 50% to Sub-Account A and all Fixed Account Value is transferred to Sub-Account A, the allocation formula will change to 100% to Sub-Account A.


                                 APPENDIX B

                           TELEPHONE INSTRUCTIONS

                  Telephone Transfers of Certificate Values

1. If there are Joint Certificate Owners, both must authorize Liberty Life to accept telephone instructions but either Certificate Owner may give Liberty Life telephone instructions.

2. All callers will be required to identify themselves. Liberty Life reserves the right to refuse to act upon any telephone instructions in cases where the caller has not sufficiently identified himself/herself to Liberty Life's satisfaction.

3. Neither Liberty Life nor any person acting on its behalf shall be subject to any claim, loss, liability, cost or expense if it or such person acted in good faith upon a telephone instruction, including one that is unauthorized or fraudulent; however, Liberty Life will employ reasonable procedures to confirm that a telephone instruction is genuine and, if Liberty Life does not, Liberty Life may be liable for losses due to an unauthorized or fraudulent instruction. The Certificate Owner thus bears the risk that an unauthorized or fraudulent instruction that is executed may cause the Certificate Value to be lower than it would be had no instruction been executed.

4. All conversations will be recorded with disclosure at the time of the call.

5. The application for the Certificate may allow a Certificate Owner to create a power of attorney by authorizing another person to give telephone instructions. Unless prohibited by state law, such power will be treated as durable in nature and shall not be affected by the subsequent incapacity, disability or incompetency of the Certificate Owner. Either Liberty Life or the authorized person may cease to honor the power by sending written notice to the Certificate Owner at the Certificate Owner's last known address. Neither Liberty Life nor any person acting on its behalf shall be subject to liability for any act executed in good faith reliance upon a power of attorney.

6. Telephone authorization shall continue in force until (a) Liberty Life receives the Certificate Owner's written revocation, (b) Liberty Life discontinues the privilege, or (c) Liberty Life receives written evidence that the Certificate Owner has entered into a market timing or asset allocation agreement with an investment adviser or with a broker/dealer.

7. Telephone transfer instructions received by Liberty Life's Service Office at 800-367-3653 before the close of trading on the New York Stock Exchange (currently 4:00 P.M. Eastern Time) will be initiated that day based on the unit value prices calculated at the close of that day. Instructions received after the close of trading on the NYSE will be initiated the following business day.

8. Once instructions are accepted by Liberty Life, they may not be canceled.

9. All transfers must be made in accordance with the terms of the Certificate and current prospectus. If the transfer instructions are not in good order, Liberty Life will not execute the transfer and will notify the caller within 48 hours.

10. If 100% of any Sub-Account's value is transferred and the allocation formula for Purchase Payments includes that Sub-Account, then the allocation formula for future Purchase Payments will change accordingly unless Liberty Life receives telephone instructions to the contrary. For example, if the allocation formula is 50% to Sub-Account A and 50% to Sub-Account B and all of Sub-Account A's value is transferred to Sub-Account B, the allocation formula will change to 100% to Sub-Account B unless Liberty Life is instructed otherwise.


        Telephone Changes to Purchase Payment Allocation Percentages

                      Numbers 1-6 above are applicable.



                                     PART B



                   STATEMENT OF ADDITIONAL INFORMATION

                     GROUP FLEXIBLE PURCHASE PAYMENT
                    DEFERRED VARIABLE ANNUITY CONTRACT
                                ISSUED BY
                            VARIABLE ACCOUNT J
                                    OF
        LIBERTY LIFE ASSURANCE COMPANY OF BOSTON ("Liberty Life")




This Statement of Additional Information is not a prospectus but it relates to, and should be read in conjunction with, the Liberty Advisor variable annuity prospectus dated July 30, 1997. The prospectus is available, at no charge, by writing Keyport Financial Sercives Corp. at 125 High Street, Boston, MA 02110 or by calling (800) 437-4466.


                            TABLE OF CONTENTS

                                                                       Page

Liberty Life Assurance Company of Boston...................................1
Variable Annuity Benefits..................................................2
  Variable Annuity Payment Values..........................................2
  Re-Allocating Sub-Account Payments.......................................3
Safekeeping of Assets......................................................4
Principal Underwriter......................................................4
Experts....................................................................4
Investment Performance.....................................................4
  Yields for SteinRoe Cash Income Sub-Account..............................5
Financial Statements.......................................................6
  Liberty Life Assurance Company of Boston.................................7



The date of this statement of additional information is July 30, 1997.


                 LIBERTY LIFE ASSURANCE COMPANY OF BOSTON

Liberty Mutual Insurance Company ("Liberty Mutual") and Liberty Mutual Fire Insurance Company ("Liberty Mutual Fire") are the ultimate corporate parents of Liberty Life. Liberty Mutual and Liberty Mutual Fire ultimately control Liberty Life through the following intervening holding company subsidiary:
Liberty Mutual Property-Casualty Holding Corporation. Liberty Mutual is a multi-line insurance company. For additional information about Liberty Life, see page ___ of the prospectus.

                        VARIABLE ANNUITY BENEFITS

Variable Annuity Payment Values

      For each variable payment option, the total dollar amount of each periodic payment will be equal to: (a) the sum of all Sub-Account payments; less (b) the pro-rata amount of the annual Certificate Maintenance Charge.

      The first payment for each Sub-Account will be determined by deducting any applicable Certificate Maintenance Charge and any applicable state premium taxes and then dividing the remaining value of that Sub-Account by $1,000 and multiplying the result by the greater of: (a) the applicable factor from the Certificate's annuity table for the particular payment option; or (b) the factor currently offered by Liberty Life at the time annuity payments begin. This current factor may be based on the sex of the payee unless to do so would be prohibited by law.

      The number of Annuity Units for each Sub-Account will be determined by dividing such first payment by the Sub-Account Annuity Unit value for the Valuation Period that includes the date of the first payment. The number of Annuity Units remains fixed for the annuity payment period. Each Sub-Account payment after the first one will be determined by multiplying (a) by (b), where: (a) is the number of Sub-Account Annuity Units; and (b) is the Sub-Account Annuity Unit value for the Valuation Period that includes the date of the particular payment.

      Variable annuity payments will fluctuate in accordance with the investment results of the underlying Eligible Funds. In order to determine how these fluctuations affect annuity payments, Liberty Life uses an Annuity Unit value. Each Sub-Account has its own Annuity Units and value per Unit. The Annuity Unit value applicable during any Valuation Period is determined at the end of such period.

     When Liberty Life first purchased Eligible Fund shares on behalf of the Variable Account, Liberty Life valued each Annuity Unit for each Sub-Account at a specified dollar amount. The Unit value for each Sub-Account in any Valuation Period thereafter is determined by multiplying the value for the prior period by a net investment factor. This factor may be greater or less than 1.0; therefore, the Annuity Unit may increase or decrease from Valuation Period to Valuation Period. For each assumed annual investment rate (AIR), Liberty Life calculates a net investment factor for each Sub-Account by dividing (a) by (b), where:

          (a) is equal to the net investment factor as defined in the prospectus without any deduction for the sales charge defined in
          (c)(ii) of the net investment factor formula; and

          (b) is the assumed investment factor for the current Valuation Period. The assumed investment factor adjusts for the interest assumed in determining the first variable annuity payment. Such factor for any Valuation Period shall be the accumulated value, at the end of such period, of $1.00 deposited at the beginning of such period at the assumed annual investment rate (AIR). The AIR for Annuity Units based on the Certificate's annuity tables is 5% per year. An AIR of 3% per year is also currently available upon Written Request.

      With a particular AIR, payments after the first one will increase or decrease from month to month based on whether the actual annualized investment return of the selected Sub-Account(s) (after deducting the Mortality and Expense Risk Charge) is better or worse than the assumed AIR percentage. If a given amount of Sub-Account value is applied to a particular payment option, the initial payment will be smaller if a 3% AIR is selected instead of a 5% AIR but, all other things being equal, the subsequent 3% AIR payments have the potential for increasing in amount by a larger percentage and for decreasing in amount by a smaller percentage. For example, consider what would happen if the actual annualized investment return (see the first sentence of this paragraph) is 9%, 5%, 3%, or 0% between the time of the first and second payments. With an actual 9% return, the 3% AIR and 5% AIR payments would both increase in amount but the 3% AIR payment would increase by a larger percentage. With an actual 5% return, the 3% AIR payment would increase in amount while the 5% AIR payment would stay the same. With an actual return of 3%, the 3% AIR payment would stay the same while the 5% AIR payment would decrease in amount. Finally, with an actual return of 0%, the 3% AIR and 5% AIR payments would both decrease in amount but the 3% AIR payment would decrease by a smaller percentage. Note that the changes in payment amounts described above are on a percentage basis and thus do not illustrate when, if ever, the 3% AIR payment amount might become larger than the 5% AIR payment amount. Note though that if Option A (Income for a Fixed Number of Years) is selected and payments continue for the entire period, the 3% AIR payment amount will start out being smaller than the 5% AIR payment amount but eventually the 3% AIR payment amount will become larger than the 5% AIR payment amount.

Re-Allocating Sub-Account Payments

      The number of Annuity Units for each Sub-Account under any variable annuity option will remain fixed during the entire annuity payment period unless the payee makes a written request for a change. Currently, a payee can instruct Liberty Life to change the Sub-Account(s) used to determine the amount of the variable annuity payments 1 time every 12 months. The payee's request must specify the percentage of the annuity payment that is to be based on the investment performance of each Sub-Account. The percentage for each Sub-Account, if not zero, must be at least 5% and must be a whole number. At the end of the Valuation Period during which Liberty Life receives the request, Liberty Life will: (a) value the Annuity Units for each Sub-Account to create a total annuity value; (b) apply the new percentages the payee has selected to this total value; and (c) recompute the number of Annuity Units for each Sub-Account. This new number of units will remain fixed for the remainder of the payment period unless the payee requests another change.

                          SAFEKEEPING OF ASSETS

      Liberty Life is responsible for the safekeeping of the assets of the Variable Account.

      Liberty Life has responsibility for providing all administration of the Certificates and the Variable Account. This administration includes, but is not limited to, preparation of the Contracts and Certificates, maintenance of Certificate Owners' records, and all accounting, valuation, regulatory and reporting requirements. Liberty Life has contracted with Keyport Life Insurance Company, an affiliate, to provide all administration for the Contracts and Certificates, as its agent. Keyport Life Insurance Company's compensation is based on the number of Certificates and on the Certificate Value of these Certificates.

                          PRINCIPAL UNDERWRITER

      The Contract and Certificate, which are offered continuously, are distributed by Keyport Financial Services Corp. ("KFSC"), which is an affiliate of Liberty Life.

                                 EXPERTS

     The financial statements of Liberty Life Assurance Company of Boston at December 31, 1996, and for the year then ended appearing in this Statement of Additional Information have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

      The financial statements of Liberty Life Assurance Company of Boston as of December 31, 1995 and for each of the years in the two-year period ended December 31, 1995 have been included herein in reliance on the report of KPMG Peat Marwick LLP, independent certified public accountants, and upon the authority of said firm as experts in accounting and auditing.

                          INVESTMENT PERFORMANCE

     The Variable Account may from time to time quote performance information concerning its various Sub-Accounts. A Sub-Account's performance may also be compared to the performance of sub-accounts used with variable annuities offered by other insurance companies. This comparative information may be expressed as a ranking prepared by Financial Planning Resources, Inc. of Miami, FL (The VARDS Report), Lipper Analytical Services, Inc., or by Morningstar, Inc. of Chicago, IL (Morningstar's Variable Annuity Performance Report), which are independent services that compare the performance of variable annuity sub-accounts. The rankings are done on the basis of changes in accumulation unit values over time and do not take into account any charges (such as sales charges or administrative charges) that are deducted directly from contract values.

     Ibbotson Associates of Chicago, IL provides historical returns from 1926 on capital markets in the United States. The Variable Account may quote the performance of its Sub-Accounts in conjunction with the long-term performance of capital markets in order to illustrate general long-term risk versus reward investment scenarios. Capital markets tracked by Ibbotson Associates include common stocks, small company stocks, long-term corporate bonds, long-term government bonds, U.S. Treasury Bills, and the U.S. inflation rate. Historical total returns are determined by Ibbotson Associates for: Large Company Stocks, represented by the Standard and Poor's Composite Price Index (an unmanaged weighted index of 90 stocks prior to March 1957 and 500 stocks thereafter of industrial, transportation, utility and financial companies widely regarded by investors as representative of the stock market); Small Company Stocks, represented by the fifth capitalization quintile (i.e., the ninth and tenth deciles) of stocks on the New York Stock Exchange for 1926-1981 and by the performance of the Dimensional Fund Advisors Small Company 9/10 (for ninth and tenth deciles) Fund thereafter; Long Term Corporate Bonds, represented beginning in 1969 by the Salomon Brothers Long-Term High-Grade Corporate Bond Index, which is an unmanaged index of nearly all Aaa and Aa rated bonds, represented for 1946-1968 by backdating the Salomon Brothers Index using Salomon Brothers' monthly yield data with a methodology similar to that used by Salomon Brothers in computing its Index, and represented for 1925-1945 through the use of the Standard and Poor's monthly High-Grade Corporate Composite yield data, assuming a 4% coupon and a 20-year maturity; Long-Term Government Bonds, measured each year using a portfolio containing one U.S. government bond with a term of approximately twenty years and a reasonably current coupon; U.S. Treasury Bills, measured by rolling over each month a one-bill portfolio containing, at the beginning of each month, the shortest-term bill having not less than one month to maturity; Inflation, measured by the Consumer Price Index for all Urban Consumers, not seasonably adjusted, since January, 1978 and by the Consumer Price Index before then. The stock capital markets may be contrasted with the corporate bond and U.S. government securities capital markets. Unlike an investment in stock, an investment in a bond that is held to maturity provides a fixed rate of return. Bonds have a senior priority to common stocks in the event the issuer is liquidated and interest on bonds is generally paid by the issuer before it makes any distributions to common stock owners. Bonds rated in the two highest rating categories are considered high quality and present minimal risk of default. An additional advantage of investing in U.S. government bonds and Treasury bills is that they are backed by the full faith and credit of the U.S. government and thus have virtually no risk of default. Although government securities fluctuate in price, they are highly liquid.

Yields for SteinRoe Cash Income Sub-Account

Yield and effective yield percentages for the SteinRoe Cash Income Sub-Account are calculated using the method prescribed by the Securities and Exchange Commission. Both yields reflect the deduction of the annual 1.40% asset-based Certificate charge. Both yields also reflect, on an allocated basis, the Certificate's annual $36 Certificate Maintenance Charge that is collected after the first Certificate Anniversary. Both yields do not reflect Contingent Deferred Sales Charges and premium tax charges. The yields would be lower if these charges were included. The following are the standardized formulas:


Yield equals:  (A - B - 1) X  365
                  C            7

Effective Yield Equals:  (A - B)365/7 - 1
                            C
Where:

          A =  the Accumulation Unit value at the end of the 7-day period.

          B = hypothetical Certificate Maintenance Charge for the 7-day period. The assumed annual SteinRoe Cash Income charge is equal to the $36 Certificate charge multiplied by a fraction equal to the average number of Certificates with SteinRoe Cash Income Sub-Account value during the 7-day period divided by the average total number of Certificates during the 7-day period. This annual amount is converted to a 7-day charge by multiplying it by 7/365. It is then equated to an Accumulation Unit size basis by multiplying it by a fraction equal to the average value of one SteinRoe Cash Income Accumulation Unit during the 7-day period divided by the average Certificate Value in SteinRoe Cash Income Sub-Account during the 7-day period.

          C  =   the  Accumulation Unit value at the beginning of  the  7-day period.

      The yield formula assumes that the weekly net income generated by an investment in the SteinRoe Cash Income Sub-Account will continue over an entire year. The effective yield formula also annualizes seven days of net income but it assumes that the net income is reinvested over the year. This compounding effect causes effective yield to be higher than the yield.

                           FINANCIAL STATEMENTS

      The Variable Account has not yet commenced operations and therefore no financial statements are included. The financial statements of Liberty Life are provided as relevant to its ability to meet its financial obligations under the Certificates.





                       Report of Independent Auditors




The Board of Directors
Liberty Life Assurance Company of Boston

We have audited the accompanying balance sheet of Liberty Life Assurance Company of Boston (the Company) as of December 31, 1996, and the related statements of income, stockholders' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Liberty Life Assurance Company of Boston at December 31, 1996, and the results of its operations and its cash flows for the year then ended, in conformity with generally accepted accounting principles.






February 28, 1997                                  Ernst & Young LLP
Boston, Massachusetts




                        Independent Auditors' Report




The Board of Directors
Liberty Life Assurance Company of Boston:

We have audited the accompanying balance sheet of Liberty Life Assurance Company of Boston as of December 31, 1995, and the related statements of income, stockholders' equity, and cash flows for each of the years in the two-year period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Liberty Life Assurance Company of Boston as of December 31, 1995 and the results of its operations and its cash flows for each of the years in the two-year period then ended, in conformity with generally accepted accounting principles.




KPMG Peat Marwick LLP
Boston, Massachusetts
February 16, 1996



                    Liberty Life Assurance Company of Boston

                                 Balance Sheets

                                                        December 31
                                                     1996        1995
                                                      (In Thousands)
Assets
Investments:
  Fixed maturities, available for sale            $1,737,187  $1,522,447
  Equity securities, available for sale                4,122       4,191
  Policy loans                                        45,345      40,672
  Short-term investments                              78,715     121,471
  Other invested assets                               38,281      32,339
Total investments                                  1,903,650   1,721,120

Cash and cash equivalents                             34,372      64,801
Amounts recoverable from reinsurers                   48,800      36,919
Premiums receivable                                    8,421       4,974
Investment income due and accrued                     20,820      17,275
Deferred policy acquisition costs                     77,424      62,762
Other assets                                           7,050       7,545
Assets held in separate accounts                   1,097,040     899,519

Total assets                                      $3,197,577  $2,814,915

Liabilities and Stockholders' Equity:
Liabilities:
  Future Policy benefits                          $  936,842  $  809,042
  Policyholders' and beneficiaries' funds            548,153     441,619
  Policy and contract claims                          30,394      19,344
  Dividends to policyholders                          12,919      12,309
  Experience rating refund reserves                    2,400       1,190
  Liability for participating policies                68,504      65,256
  Federal income taxes payable                           542          -
  Deferred federal income taxes                       73,973      93,158
  Due to Parent                                        8,907       9,334
  Accrued expenses and other liabilities             117,144     191,894
  Liabilities related to separate accounts         1,097,040     899,519
Total liabilities                                  2,896,818   2,542,665

Stockholders' equity:
  Common stock, $312.50 par value; 8,000
     shares authorized, issued and outstanding         2,500       2,500
  Additional paid-in capital                          52,500       2,500
  Net unrealized gains on investments,
    net of federal income taxes of $43,793
    and $66,391                                       81,330     122,875
  Cumulative foreign currency translations,
    net of federal income taxes of $612 and $515       1,139         957
Retained earnings                                    163,290     143,418

Total stockholders' equity                           300,759     272,250

Total liabilities and stockholders' equity        $3,197,577  $2,814,915

See accompanying notes to financial statements.

                    Liberty Life Assurance Company of Boston

                              Statements of Income

                                             Year Ended December 31
                                             1996        1995      1994
                                                (In Thousands)
Revenues:
  Premiums, net                              $283,965  $197,017  $130,606
  Net investment income                       122,527   108,721    97,022
  Realized gains on investments                 6,722     5,091     3,043
  Contractholder charges and assessments        5,759     5,428     4,943
  Other revenues                                4,469     4,323     3,776
Total revenues                                423,442   320,580   239,390

Benefits and expenses:
  Death and other policy benefits             173,281   126,029   110,158
  Recoveries from reinsurers on ceded claims  (11,454)  (10,489)   (5,858)
  Provision for future policy benefits and
   other policy liabilities                   121,347    88,903    41,609
  Interest credited to policyholders           32,252    27,527    18,347
  Change in deferred policy acquisition
    costs                                     (15,247)  (11,101)   (9,921)
  General expenses                             69,926    52,555    38,381
  Insurance taxes and licenses                  6,956     4,997     3,550
  Dividends to policyholders                   12,610    12,277    11,671
Total benefits and expenses                   389,671   290,698   207,937

Income from continuing operations before
  federal income taxes and earnings of
  participating policies                       33,771    29,882    31,453
Federal income taxes                           10,327    10,782    11,003
Income from continuing operations before
  earnings of participating policies           23,444    19,100    20,450

Earnings of participating policies net
  of federal income tax benefit of $2,514
  in 1996, $2,581 in 1995 and $835 in 1994      3,247     3,397     1,545

Income from continuing operations              20,197    15,703    18,905

Discontinued operations:
  Loss from operations on discontinued
  group health, net of federal income
  (benefits) taxes of ($175) in 1996, ($1,236)
  in 1995 and $100 in 1994                       (325)   (2,267)       24

Net income                                   $ 19,872  $ 13,436  $ 18,929

See accompanying notes to financial statements.

                    Liberty Life Assurance Company of Boston

                         Statements of Stockholders' Equity

                    Years Ended December 31, 1996, 1995 and 1994
                                   (In Thousands)

                                        Net
                                    Unrealized  Cumulative
                         Additional  Gains      Foreign
                   Common Paid-In  (Losses) on  Currency    Retained
                   Stock  Capital  Investments Translations Earnings  Total

Balance at
 January 1, 1994    $2,500  2,500    105,774     203     111,053  $222,030

Net income                                                18,929    18,929

Net unrealized
gains (losses) on
investments, net
of deferred
federal income
taxes of ($425)                      (93,500)                      (93,500)

Cumulative foreign
currency translations,
net of deferred
federal income taxes
of ($140)                                        260                   260


Balance at
 December 31, 1994   2,500  2,500     12,274     463     129,982   147,719

Net income                                                13,436    13,436

Net unrealized
gains (losses) on
investments, net
of deferred
federal income
taxes of ($59,758)                   110,601                       110,601

Cumulative foreign
currency translations,
net of deferred
federal income taxes
of ($267)                                        494                   494

Balance at
 December 31, 1995   2,500  2,500    122,875     957     143,418   272,250

Additional Paid-In
  Capital                  50,000                                   50,000

Net income                                                19,872    19,872

Net unrealized
gains (losses) on
investments, net
of deferred
federal income
taxes of $22,598                     (41,545)                      (41,545)

Cumulative foreign
currency translations,
net of deferred federal
income taxes
of ($97)                                           182                  182

Balance at
 December 31, 1996  $2,500 52,500     81,330     1,139   163,290   $300,759

See accompanying notes to financial statements.

                    Liberty  Life Assurance Company of Boston

                              Statements of Cash Flows

                                                Years ended December 31
                                             1996         1995        1994
                                                       (In Thousands)
Cash flows from operating activities:
 Premiums collected                        $ 280,613   $ 197,607 $ 127,716
 Investment income received                   98,899      89,412    80,817
 Other considerations received                10,331       9,421    22,599
 Policyholder claims paid                   (124,297)    (96,494) (123,676)
 Surrender benefits paid                     (33,748)     (5,927)   (5,317)
 Policyholder dividends paid                 (12,008)    (11,685)  (11,081)
 General expenses paid                       (67,834)    (56,736)  (41,915)
 Insurance taxes and licenses paid            (3,959)     (6,000)   (6,346)
 Federal income taxes paid, including
   capital gains taxes                        (5,858)    (12,878)   (4,897)
 Intercompany net receipts                      (426)      9,201   (16,620)
 Other receipts (payments)                    12,218      (2,782)   (6,904)
Net cash flows provided by operating
   activities                                153,931     113,139    14,376

Cash flows from investing activities:
 Proceeds from fixed maturities sold         128,493      41,763    66,835
 Proceeds from fixed maturities matured       91,292      75,084   124,347
 Cost of fixed maturities acquired          (480,206)   (224,725) (315,121)
 Proceeds from equity securities sold        125,997      87,449    45,632
 Cost of equity securities acquired         (122,197)    (86,390)  (45,898)
 Change in policy loans                       (4,673)     (4,087)   (3,827)
 Investment cash in transit                      126        (182)       34
 Proceeds from short-term investments
    sold or matured                          833,144     485,257   902,371
 Cost of short-term investments acquired    (790,040)   (566,870) (879,643)
 Proceeds from other long-term investments
    sold                                       5,997       4,320     2,657
 Cost of other long-term investments
    acquired                                  (6,904)    (13,427)   (5,772)
Net cash used in investing activities       (218,971)   (201,808) (108,385)

Cash flows from financing activities:
 Additional paid-in capital                   50,000         -         -
 Policyholders' deposits on investment
    contracts                                139,579      62,019   124,565
 Policyholders' withdrawals from
    investment contracts                     (65,343)    (62,314)  (30,608)
 Change in securities loaned                 (89,625)    148,710    93,957

Net cash provided by financing activities     34,611     148,415       (52)

Change in cash and cash equivalents          (30,429)     59,746     5,107
Cash and cash equivalents,
  beginning of year                           64,801       5,055

Cash and cash equivalents, end of year     $  34,372   $  64,801 $   5,055

Reconciliation of net income to net cash
   flows from operating activities:
Net income                                 $  19,872   $  13,436 $  18,929

Adjustments to reconcile net income to
  net cash flows from operating
  activities:
   Realized capital gains on investments      (6,722)     (5,091)   (3,211)
   Accretion of bond discount                (20,271)    (17,822)  (16,297)
   Interest credited to policyholders         32,252      27,543    18,347
   Changes in assets and liabilities:
     Proceeds from securities loaned          89,625    (148,710)      -
     Amounts recoverable from reinsurers     (11,881)      4,897   (16,735)
     Premiums receivable                      (3,447)        413      (418)
     Investment income due and accrued        (3,545)     (1,409)   (1,336)
     Deferred policy acquisition costs       (15,247)    (10,888)   (9,921)
     Other assets                                495       1,354    (1,846)
     Future policy benefits                  127,800      88,924    45,660
     Policy and contract claims               11,050      (1,523)     (494)
     Dividends to policyholders                  610         567       590
     Experience rating refund liabilities      1,210        (510)      550
     Liability for participating policies      3,248       3,397     1,544
     Federal income taxes payable                542      (5,830)    4,643
     Deferred federal income taxes             3,805       3,235     1,563
     Due to Parent                              (427)      9,201   (16,620)
     Accrued expenses and other liabilities  (75,038)    151,955    (5,454)

Net cash flows provided by
     operating activities                  $ 153,931   $ 113,139 $  14,376


See accompanying notes to financial statements.
                    Liberty  Life Assurance Company of Boston

                         Notes to Financial Statements

                        December 31, 1996, 1995 and 1994
                                 (In Thousands)

1.   Nature of Operations and Significant Accounting Policies

Organization

Liberty Life Assurance Company of Boston ("The Company") is domiciled in the Commonwealth of Massachusetts. The Company is directly owned 100% by Liberty Mutual Property-Casualty Holding Corporation, a subsidiary directly owned 90% by Liberty Mutual Insurance Company and 10% by Liberty Mutual Fire Insurance Company ("Liberty Mutual").

The Company insures life, annuity and accident and health risks for groups and individuals. The Company also issues structured settlement contracts and administers separate account contracts. The Company is licensed and sells its products in all 50 states, the District of Columbia, and Canada.

Basis of Presentation

The accompanying financial statements have been prepared in accordance with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements, and the reported amounts of revenues and expenses during the year. Actual amounts could subsequently differ from such estimates.

Investments

Fixed maturity and equity securities are classified as available for sale and are carried at fair value. Unrealized gains and losses on fixed maturity and equity securities are reported as a separate component of stockholders' equity, net of applicable deferred income taxes.

For the mortgage-backed bond portion of the fixed maturity investment portfolio, the Company recognizes income using a constant effective yield based on anticipated prepayments over the estimated economic life of the security. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments and any resulting adjustments are included in investment income.

Short-term investments include investments with maturities of less than one year at the date of acquisition.

Other invested assets, specifically investments in limited partnerships, are accounted for using the equity method.

Policy loans are reported at unpaid loan balances.

Realized   capital  gains  and  losses  are  determined   on   the   specific
identification basis.

Deferred Policy Acquisition Costs

Policy acquisition costs are the costs of acquiring new business which vary with, and are primarily related to, the production of new business. Such costs include commissions, costs of policy underwriting, and variable agency expenses. Acquisition costs related to traditional life insurance and certain long-duration group accident and health insurance, to the extent recoverable from future policy revenues, are deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins. Deferred policy acquisition costs are adjusted for amounts relating to unrealized gains and losses on fixed maturity and equity securities the Company has designated as available for sale. This adjustment, net of tax, is included with the change in net unrealized gains or losses that is credited or charged directly to stockholders' equity. Deferred policy acquisition costs have decreased for this adjustment by $585 and $2,834 at December 31, 1996 and 1995, respectively.

The Company began deferring acquisition costs relating to group life and disability insurance as of January 1, 1995. Costs relating to these policies are amortized straight line over a five year period. Anticipated premium revenue was estimated using the same assumptions which were used for computing liabilities for future policy benefits.

Recognition of Traditional Life Premium Revenue and Related Expenses

Premiums on traditional life insurance policies are recognized as revenue when due. Benefits and expenses are associated with premiums so as to result in the recognition of profits over the life of the policies. This association is accomplished by providing liabilities for future policy benefits and the deferral and subsequent amortization of acquisition costs.

Recognition of Universal Life Revenue and Policy Account Balances

Revenues from universal life policies represent investment income from the related invested assets and amounts assessed against policyholders. Included in such assessments are mortality charges, surrender charges paid and administrative fees. Policy account balances consist of consideration received plus credited interest, less accumulated policyholder charges, assessments and withdrawals. Credited interest rates were between 5.75% and 6.3% in 1996 and between 6.3% and 6.5% in 1995 and 1994.

Investment Contracts

The Company writes certain annuity and structured settlement contracts without mortality risk which are accounted for as investment contracts. Revenues for investment contracts consist of investment income from the related invested assets, with profits recognized to the extent investment income earned exceeds the amount credited to the contract. This method of computing the liability for future policy benefits effectively results in recognition of profits over the benefit period. Policy account balances consist of consideration received plus credited interest less policyholder withdrawals. Credited interest rates were between 5.35% and 7.05% in 1996, between 5.6% and 7.25% in 1995, and between 5.0% and 5.25% in 1994 for annuity contracts. Credited interest rates were between 6.2% and 11.4% in 1996, 1995 and 1994 for structured settlement contracts.

Future Policy Benefits

Liabilities for future policy benefits for traditional life policies have been computed using the net level premium method based on estimated future investment yield, mortality and withdrawal experience. Interest rate assumptions were between 4.5% and 10.25% for all years of issue. Mortality assumptions have been calculated principally on an experience multiple applied to the 1955-60 and 1965-70 Select and Ultimate Basic Tables for issued prior to 1986, the 1986 Bragg Non-Smoker/Smoker Select and Ultimate Basic Tables for 1986 to 1992 issues, and the 1991 Bragg Non-Smoker/Smoker Select and Ultimate Basic Tables for 1993 and subsequent issues. Withdrawal assumptions are generally based on the Company's experience.

The liability for future policy benefits with respect to structured settlement contracts with life contingencies and single premium group annuities (group pension) is determined based on interest crediting rates between 6.2% and 11.4%, and the mortality assumptions are based on the 1971 GAM and IAM tables.

Future policy benefits for long-term disability cases are computed using the 1987 Commissioners' Group Disability Table adjusted for the Company's experience.

Policy and Contract Claims

Accident and health business policy and contract claims principally include claims in course of settlement and claims incurred but not reported, which are determined based on a formula derived as a result of the Company's past experience. Claims liabilities may be more or less than the amounts paid when the claims are ultimately settled. Such differences are considered changes in estimates and are recorded in the statement of income in the year the claims are settled.

Reinsurance

All  assets  and  liabilities  related to  reinsurance  ceded  contracts  are
reported   on  a  gross  basis  in  the  accompanying  balance  sheets.   The
accompanying statements of operations reflect premiums, benefits and settlement expenses net of reinsurance ceded.

Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for original policies issued and the terms of the reinsurance contracts.

Federal Income Taxes

The Company has adopted the asset and liability method of accounting for income taxes. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect of a change in tax rates on deferred tax assets and liabilities is recognized in income in the period that includes the enactment date.

Participating Policies

Participating policies approximate 33% and 35% of life insurance in force at December 31, 1996 and 1995, respectively, and 18% and 56% of individual life insurance premium revenue in 1996 and 1995, respectively. Dividends to participating policyholders are calculated as the sum of the difference between the assumed mortality, interest and loading, and the actual experience of the Company relating to participating policyholders. As a result of statutory regulations, the major portion of earnings from participating policies inures to the benefit of the participating policyholders and is not available to stockholders. Undistributed earnings of the participating block of business is represented by the liability for participating policies in the accompanying balance sheets. The payment of dividends to stockholders is further restricted by insurance laws of the Commonwealth of Massachusetts.

Foreign Currency Translations

The Company enters into certain transactions that are denominated in a currency other than the U.S. dollar. Functional currencies are assigned to foreign currencies. The resulting translation adjustments from such transactions are accumulated and then converted to U.S. dollars. The unrealized gain or loss from this translation is recorded as a separate component of stockholders' equity, net of deferred federal income taxes. The translations are calculated using current exchange rates for the balance sheet and average exchange rates for the statement of operations.

Separate Accounts

Separate account assets and liabilities reported in the accompanying balance sheets represent funds that are separately administered, principally for annuity contracts, and for which the contractholder, rather than Liberty Life Assurance, bears the investment risk. Separate account contractholders have no claim against the assets of the general account of Liberty Life Assurance. Separate account assets are reported at market value. The operations of the separate accounts are not included in the accompanying financial statements. Fees charged on separate account policyholder deposits are included in other income.

Reclassification

Certain 1995 balances have been reclassified to permit comparison with the 1996 presentation.

2.   Investments

Fixed Maturities

The amortized cost, gross unrealized gains and losses, and fair value of investments in fixed maturities are summarized as follows:

                                              December 31, 1996
                                              Gross       Gross
                                 Amortized  Unrealized  Unrealized   Fair
                                    Cost      Gains      Losses     Value
U.S. Treasury securities and
   obligations of U.S government
   corporations and agencies      $ 408,214  $ 86,080  $ (1,195) $  493,099
Debt securities issued by
   foreign governments               24,762        87      (256)     24,593
Corporate securities                614,901    29,667    (3,864)    640,704
U.S. government guaranteed
   mortgage-backed securities       567,343    16,402    (4,954)    578,791

Total fixed maturities           $1,615,220  $132,236  $(10,269) $1,737,187

                                             At December 31, 1995
                                             Gross       Gross
                                Amortized  Unrealized  Unrealized   Fair
                                   Cost      Gains      Losses     Value
U.S. Treasury securities and
   obligations of U.S government
   corporations and agencies    $  380,296  $116,737  $    (37)  $  496,996
Debt securities issued by
   foreign governments              19,651     1,839        (7)      21,483
Corporate securities               313,686    18,727    (2,797)     329,616
U.S. government guaranteed
   mortgage-backed securities      621,282    53,523      (453)     674,352

Total fixed maturities          $1,334,915  $190,826  $ (3,294)  $1,522,447

The amortized cost and fair value of the Company's investment in fixed maturities by contractual maturity is summarized as follows:

                                                   At December 31, 1996
                                                Amortized          Fair
                                                  Cost             Value
  Maturity in one year or less                  $   29,651      $   30,279
  Maturity after one year through five years       169,258         172,798
  Maturity after five years through ten years      313,404         335,973
  Maturity after ten years                         535,564         619,346
  U.S. government guaranteed mortgage-
    backed securities                              567,343         578,791

Total fixed maturities                          $1,615,220      $1,737,187

The expected maturities in the foregoing table may differ from contractual maturities because certain borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

Gross gains of $1,462 and $811, and gross losses of $1,411, and $445 were realized on the sales of fixed maturities respectively.

At December 31, 1996, bonds with an admitted asset value of $14,232 were on deposit with state insurance departments to satisfy regulatory requirements.

Equity Securities and Other Invested Assets

Unrealized gains and losses on investments in equity securities, available for sale and other invested assets are recorded in a separate component of stockholders' equity and do not affect operations. The cost, gross unrealized gains and losses on, and the fair value of, those investments are summarized as follows:

                                 At December 31, 1996
                                    Gross     Gross
                                 Unrealized Unrealized  Fair
                          Cost      Gains     Losses   Value

Equity securities        $ 3,098   $ 1,241   $  (217)  $ 4,122
Other invested assets     32,729     6,462      (910)   38,281

Total                    $35,827   $ 7,703   $(1,127)  $42,403

                              At December 31, 1995
                                    Gross     Gross
                                 Unrealized Unrealized  Fair
                          Cost      Gains     Losses   Value

Equity securities        $ 3,086   $ 1,105        --   $ 4,191
Other invested assets     28,874     4,045   $  (580)   32,339
Total                    $31,960   $ 5,150   $  (580)  $36,530

Net Investment Income

Major categories of the Company's net investment income are summarized as follows:

                                                 Year ended December 31
                                              1996      1995       1994
Investment income:
  Fixed maturities                          $118,365   $104,779    $ 95,837
  Equity securities                               83        214          22
  Policy loans                                 2,672      2,397       2,111
  Short-term investments and cash equivalents  1,633      2,034       1,711
  Other invested assets                        1,476        878         342
Gross investment income                      124,229    110,302     100,023

 Less: Investment expenses                     1,702      1,581       1,942
      Discontinued operations                    --         --        1,059
   Net investment income                    $122,527   $108,721    $ 97,022

Realized Capital Gains on Investments

Realized capital gains on investments were derived from the following sources:

                                               Year ended December 31
                                              1996       1995       1994
Fixed maturities                           $     61   $    366   $  1,752
Equity securities                             3,812      3,441        434
Short-term investments                         --          --         (4)
Other invested assets                         2,849      1,284      1,029

Less: Discontinued operations                              --         168
Realized capital gains on investments      $  6,722   $  5,091   $  3,043

Concentration of Investments

There were no investments in a single entity's fixed maturities in excess  of
ten   percent  of  stockholders'  equity  at  December  31,  1996  and  1995, respectively.

3.   Reinsurance

Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. Reinsurance assumed is not significant. The ceded reinsurance agreements provide the Company with increased capacity to write larger risks and maintain its exposure to loss within capital resources.

The Company generally reinsures risks on life insurance policies over two hundred fifty thousand dollars as well as selected risks of lesser amounts. Life insurance in force and premium information is summarized as follows:

                                      Year ended December 31, 1996
                                           Assumed    Ceded to
                               Direct     From Other     Other      Net
                               Amount     Companies    Companies   Amount

Life insurance in force      $25,127,732  $64,767   $1,699,677  $23,492,822

Premiums:
 Group life and disability   $   193,209  $    55       10,070      183,194
 Individual life and annuity     103,191    2,939        5,536      100,594
 Group pension                       177      -             -           177

Total premiums               $   296,577  $ 2,994   $   15,606  $   283,965

                                       Year ended December 31, 1995
                                            Assumed   Ceded to
                               Direct     From Other    Other        Net
                               Amount     Companies   Companies     Amount

Life insurance in force     $17,374,371  $56,753    $1,110,191  $16,320,933

Premiums:
 Group life and disability  $   105,415  $    68    $   12,223  $    93,260
 Individual life and annuity    103,732      123         2,477      101,378
 Group pension                    2,379       -             -         2,379

Total premiums              $   211,526  $   191    $   14,700  $   197,017

Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits. At December 31, 1996, the Company's reinsurance recoverables are not material and no individual reinsurer owed the Company an amount that was equal to or greater than 3% of the Company's surplus.

Amounts recoverable from reinsurers are presented as an asset in the accompanying financial statements and are summarized as follows:

                                                       At December 31
                                                    1996           1995

Group life and health                            $  25,952      $  19,377
Individual life and annuity                         22,848         17,542

Total amounts recoverable from reinsurers        $  48,800      $  36,919

4.   Federal Income Taxes

The Company is included in a consolidated federal income tax return with Liberty Mutual and its other subsidiaries. Under a written tax sharing agreement, approved by the Board of Directors, Liberty Mutual collects from and refunds to the subsidiaries the amount of taxes or benefits determined as if Liberty Mutual and the subsidiaries filed separate returns.

Federal income tax expense (benefit) attributable to income from operations was composed of the following:

                                        Year ended December 31
                                        1996      1995      1994
Continuing operations:
  Current                              $ 7,011    $ 7,848   $ 9,559
  Deferred                               3,316      2,934     1,444

Federal income tax (benefit) expense   $10,327     10,782   $11,003

                                        Year ended December 31
                                         1996      1995      1994
Discontinued operations:
  Current                              $  (175)  $ (1,236)  $   (19)
  Deferred                                   0          0       119

Federal income tax (benefit) expense   $  (175)  $ (1,236)  $   100

A reconciliation of federal income tax expense as recorded in the statements of income with expected federal income tax expense computed at the applicable federal tax rate of 35% is summarized as follows:

                                             Year ended December 31
                                               1996      1995     1994
Expected income tax expense                   $ 11,820  $ 10,458  $11,009
 Adjustments to income taxes resulting from:
    Reconciliation of prior year tax return     (1,226)      401        -
    Other, net                                    (267)      (77)      (6)

Federal income tax expense                    $ 10,327   $10,782  $11,003

The tax effects of temporary differences that give rise to significant portions of deferred tax assets and deferred liabilities are summarized as follows:

                                                 Year ended December 31
                                                 1996       1995       1994
Deferred tax assets:
  Dividends to policyholders                 $  3,349  $  3,230   $  3,242
  Experience rating reserves                        -        14        102
  Unearned interest on policy loans               303       283        -
  Unearned group premium adjustment               962       585        448
  Accrued surrender charges on deposit funds      401         -        -
  1987 disability reserve tax adjustment            -       215        334
  Other                                            60        29        281
Total deferred tax assets                       5,075     4,356      4,407

Deferred tax liabilities:
  Future policy benefits                      (11,760)  (11,181)   (12,002)
  Deferred acquisition costs                  (18,818)  (16,201)   (13,742)
  Bonds purchased at market discount           (2,273)   (1,769)    (1,509)
  Bonds market valuation adjustment           (41,493)  (64,788)    (5,916)
  Unrealized gain on other long-term
     investments                               (2,300)   (1,603)      (717)
  Reconciliation of taxes on other long-term
     investments                                 (951)     (829)      (134)
  Cumulative foreign currency translations       (612)     (515)      (248)
  Deferred and uncollected premium adjustment    (653)     (565)      (337)
  Experience rating reserves                     (133)        0          0
  Other                                           (55)      (63)         -
Total deferred tax liabilities               $(79,048) $(97,514)  $(34,605)

Net deferred tax liability                   $(73,973) $(93,158)  $(30,198)

The Company is required to establish a valuation allowance for any portion of the deferred tax asset that management believes will not be realized. In the opinion of management, it is more likely than not that the Company will realize the benefit of the deferred tax assets, and, therefore, no such valuation allowance has been established.

Prior to 1984, a portion of the Company's income was not taxed, but was accumulated in a "policyholders' surplus account". In the event that those amounts are distributed to stockholders', or the balance of the account exceeds certain limitations under the Internal Revenue Code, the excess amounts would become taxable at current rates. The policyholders' surplus account balance at December 31, 1996 was approximately $4,000. Management does not intend to take actions nor does management expect any events to occur that would cause federal income taxes to become payable on that amount. However, if such taxes were assessed, the amount of taxes payable would be approximately $1,400.

5.    Unpaid Claims Liability for Group Accident and Health Business

The following table provides a reconciliation of the beginning and ending balances of unpaid claim liabilities, net of reinsurance recoverables:

                                                   Year ended December 31
                                                       1996         1995

Unpaid claim liabilities, at beginning of year       $ 102,089  $  76,630
  Less: reinsurance recoverables                           203        444
Net balance at beginning of year                       101,886     76,186

Claims incurred related to:
  Current year                                         104,526     52,747
  Prior years                                           18,176      6,813
Total incurred                                         122,702     59,560

Claims paid related to:
  Current year                                          34,342     15,413
  Prior years                                           27,449     18,447
Total paid                                              61,791     33,860

Net balance at end of year                             162,797    101,886

  Plus: reinsurance recoverables                           238        203

Balance, Unpaid claim liabilities,at end of year     $ 163,035  $ 102,089

During 1996, approximately $17,000 of long-term disability business was accepted from unaffiliated companies through buyout contracts. In return for future premiums, as underwritten by the Company, the Company accepted the risk for covered lines under those contacts, including certain claims which were already in payment status. These claims, which were incurred in 1995 or earlier, were not included in the December 31, 1995 claim reserves and liabilities but are included as prior years incurred claims at December 31, 1996. The claims incurred related to prior years increased by $6,813 in 1995 due to changes in estimates of prior year insured events.

6.   Risk-Based Capital and Retained Earnings

Life insurance companies are subject to certain Risk-Based Capital ("RBC") requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life insurance company is to be determined based on the various risk factors related to it. At December 31, 1996, the Company meets the RBC requirements.

The payment of dividends by the Company to stockholders is limited and cannot be made except from earned profits. The maximum amount of dividends that may be paid by life insurance companies without prior approval of the Commonwealth of Massachusetts Insurance Commissioner is subject to restrictions relating to statutory surplus and net gain from operations.

According to a resolution voted by the Board of Directors of Liberty Life Assurance, not more than the larger of 10% of statutory profits on participating business or fifty cents per thousand dollars of participating business in force in a given year may accrue to the benefit of stockholders. The amount of statutory unassigned surplus (deficit) held for the benefit of participating policyholders is $(1,245) and for the stockholders is $83,428 at December 31, 1996. Dividends paid to policyholders were $12,008 and there were no dividends paid to stockholders in 1996.

7.   Commitments and Contingencies

The Company is named as a defendant in various legal actions arising principally from claims made under insurance policies and contracts. Those actions are considered by the Company in estimating reserves for policy and contract liabilities. The Company's management believes that the resolution of those actions will not have a material effect on the Company's financial position or results of operations.

The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies amounts to be used to pay benefits to policyholders and claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. At December 31, 1996 and 1995, the Company has accrued $888 and $842, respectively, of premium tax deductions. The Company recognizes its obligations for guaranty fund assessments when it receives notice that an amount is payable to a guaranty fund. Expenses incurred for guaranty fund assessments were $150 and $472 in 1996 and 1995, respectively.

8.   Separate Accounts

Separate Accounts held by the Company represent primarily funds which are administered for pension plans. The assets consist of common stock, long-term bonds, real estate and short-term investments. Except for long-term bonds which are carried at amortized cost, the assets are carried at estimated fair value. Investment income and changes in asset values do not affect the operating results of the Company. Separate Accounts business is maintained independently from the general account of the Company. The Company provides administrative services for these contracts. Fees earned by the Company related to these contracts included in other considerations were $1,503 and $1,434 for the years ended December 31, 1996 and 1995, respectively.

9.   Employee Benefits

The Company shares personnel with Liberty Mutual which has a non-contributory defined benefit pension plan covering employees who have attained age twenty-one and have completed one year of service. Benefits are based on years of service and the employee's "final average compensation" which is the employee's average annual compensation for the highest five consecutive calendar years during the ten years immediately preceding retirement. Liberty Mutual's funding and accounting policies are to contribute annually the maximum amount that can be deducted for federal income tax purposes and to charge such contributions to expense in the year deductible for income tax purposes. Liberty Mutual's pension cost charged to operations for the entire plan in 1996 and 1995 was $15,541 and $26,432 respectively. The Company's allocated pension cost in 1996 and 1995 was $395 and $628, respectively.

As of January 1, 1996 and 1995, the actuarial present value of accumulated vested and nonvested benefits for the entire plan, based on a valuation interest rate of 8% in 1996 and 1995, approximated $657,550 and $607,595, respectively, and the net assets, at fair market value, available for plan benefits approximated $994,643 and $776,859 in 1996 and 1995, respectively. Assets of the plan consist primarily of investments in life insurance company separate accounts and a collective investment trust fund. At January 1, 1996 and 1995, separate account investments of the Company, included in plan assets at fair market value, amounted to approximately $696,384 and $521,220 respectively.

10.  Postretirement Benefits

Liberty Mutual provides certain health care and life insurance benefits ("postretirement") for retired employees. Substantially all employees may become eligible for these benefits if they reach retirement age while working for the Liberty Companies. Alternatively, retirees may elect certain prepaid health care benefit plans. Life insurance benefits are based upon a participant's final compensation subject to the plan maximum.

Liberty Mutual records the costs of its postretirement benefits by the accrual accounting method and has elected to amortize its transition obligation for retirees and fully eligible or vested employees over 20 years. The unamortized transition obligation was $155,840 and $165,580 at December 31, 1996 and 1995, respectively.

Net postretirement benefit costs for Liberty Mutual were approximately $26,239 in 1996 and $30,979 in 1995 and includes the expected cost of such benefits for newly eligible or vested employees, interest cost, gains and losses arising from differences between actuarial assumptions and actual experience, and amortization of the transition obligation. Liberty Mutual made payments of $13,000 in 1996 and $14,000 in 1995, as claims were incurred.

At December 31, 1996 and December 31, 1995, the accrued unfunded postretirement benefit obligation for Liberty Mutual's retirees and other fully eligible plan participants was $59,023 and $45,848, respectively. The accumulated benefit obligation for non-vested employees was $96,742 and $86,357 at December 31, 1996 and 1995, respectively. The discount rates used in determining the accumulated postretirement benefit obligation were 7.25% and 7% in 1996 and 1995, respectively, and the health care cost trend rates were 10.75% and 11.25%, graded to 5% over 10 years, in 1996 and 1995, respectively.

The Company's share of postretirement benefit costs were approximately $236 and $282 for 1996 and 1995, respectively.

The health care cost trend rate assumption has a significant effect on the amount reported. To illustrate, increasing the assumed health care cost trend rates by one percentage point in each year would increase the postretirement benefit obligation of the entire plan as of December 31, 1996 by approximately $13,899, and the estimated eligibility cost and interest cost components of net periodic postretirement benefit cost for 1996 by approximately $1,699.

11.  Related Party Transactions

Under a Service Agreement between the Company and Liberty Mutual, the latter provides personnel, office space, equipment, computer processing and other services. The Company reimburses Liberty Mutual for these services at cost, and for any other special services supplied at the Company's request. Substantially all of the Company's insurance expenses incurred in 1996 and 1995 related to this agreement.

The Company insures the group term life and disability risks for Liberty Mutual employees. Premiums associated with these policies amounted to $13,903 and $14,755 in 1996 and 1995, respectively.

The Company insures key officers of Liberty Mutual Group under an Optional Life Insurance Plan. Premiums associated with this plan amounted to $4,967 and $4,278 in 1996 and 1995, respectively.

Liberty Mutual purchased structured settlement annuity contracts, with and without life contingencies, from the Company. Premiums under these contracts amounted to $91,754 and $78,567 in 1996 and 1995, respectively. The related policy and contract reserves with respect to all structured settlement annuity contracts purchased by Liberty Mutual amounted to $441,220 and $386,565 at December 31, 1996 and 1995, respectively.

Liberty Mutual deposited $16,107 and $2,761 with the Company in 1996 and 1995, respectively, to fund certain Liberty Mutual environmental claim transactions. Such amounts have been included in deposit type fund revenues for the years ended December 31, 1996 and 1995, as well as in the liability for premium and other deposit funds.

In 1996, Keyport Life Insurance Company began ceding 100% of the premiums and benefits of certain structured settlement annuity contracts, with and without life contingencies, to the Company. Premiums under these contracts amounted to $3,194 in 1996. The related policy and contract reserves with respect to these structured settlement annuity contracts assumed by the Company amounted to $2,601 at December 31, 1996.

12.  Fair Value of Financial Instruments

Fair values generally represent quoted market value prices for securities traded in the public marketplace, or analytically determined values using bid or closing prices for securities not traded in the public marketplace.

The following methods and assumptions were used by the Company in estimating the "fair value" disclosures for financial instruments in the accompanying financial statements and notes thereto:

Fixed Maturities

Fair values for publicly traded fixed maturities are determined using values reported by an independent pricing service. Fair values of private placement fixed maturities are determined by obtaining market indications from various broker-dealers.

Cash and Short-term Investments

The carrying amounts reported in the accompanying balance sheets for these financial instruments approximate their fair values.

Policy Loans

The carrying amounts reported in the accompanying balance sheets for these financial instruments approximate their fair values.

Investment Contracts

The fair values for the Company's liabilities under investment-type insurance contracts are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

Policy Account Balances

The fair values of the Company's liabilities for insurance contracts other than investment-type contracts are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, such that the Company's exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

The carrying amount and fair value of the Company's financial instruments are summarized a follows:

                              December 31, 1996       December 31, 1995
                               Carrying    Fair      Carrying     Fair
                                Amount     Value      Amount      Value
Fixed maturities                $1,737,187 $1,737,187 $1,522,447 $1,522,447
Equity securities                  4,122      4,122      4,191      4,191
Other invested assets             38,281     38,281     32,339     32,339
Policy loans                      45,345     45,345     40,672     40,672
Short-term investments            78,715     78,715    121,471    121,471
Individual and group annuities   153,927    153,742    150,562    149,223
Other policyholder funds
  left on deposit                  8,009      8,009      7,527      7,527

13.  Deferred Policy Acquisition Costs

Details with respect to deferred policy acquisition costs are summarized as follows:

                                             Year ended December 31
                                             1996           1995
Balance, beginning of year                $   62,762     $   54,283
   Additions                                  16,114         14,143
   Amortization                                 (867)        (2,830)
   Valuation adjustment for unrealized
     gain on fixed maturities                   (585)        (2,834)

Balance, end of year                      $   77,424     $   62,762

14.  Segment Information

Revenues and income from continuing operations before federal income taxes and earnings of participating policies for each of the Company's segments are summarized as follows:

                                                 Year ended December 31
                                              1996      1995        1994
Revenues from continuing operations:
  Group life and disability                  $203,911  $108,132  $ 84,872
  Individual life and annuity                 186,696   175,960   116,966
  Group pension                                32,835    36,488    37,552

Total revenues from continuing operations     $423,442  $320,580  $239,390

Income from continuing operations before federal
  income taxes and earnings from participating
  policies:
    Group life and disability                $  8,377  $  5,723  $ 11,559
    Individual life and annuity                24,319    22,444    18,284
    Group pension                               1,075     1,715     1,610

Total income from continuing operations
  before federal income taxes and
  earnings of participating policies         $ 33,771  $ 29,882  $ 31,453

15.  Reconciliation to Statutory-Basis Accounting

The Company is required to file statutory financial statements with state insurance regulatory authorities. Accounting principles used to prepare statutory financial statements differ from the financial statements reported herein which are prepared on the basis of generally accepted accounting principles.

Reconciliations  of  statutory  net  income  and  capital  and  surplus,   as
determined using statutory accounting principles, to the amounts included in the accompanying financial statements are summarized as follows:

                                               Year ended December 31
Net income:                                   1996        1995      1994

Statutory basis, net income                 $  3,554   $  6,952   $  4,289

Increases/(decreases)
  Deferred policy acquisition costs           15,247     11,101      9,921
  Policy reserves                              9,631      2,779      8,971
  Participating policies                      (3,248)    (3,397)    (1,545)
  Deferred federal income taxes               (3,316)    (2,934)    (1,563)
  Deferred premiums                           (1,859)    (1,763)    (1,644)
  Interest maintenance reserve                  (526)      (439)       687
  Other                                          389      1,137       (187)

Net income as reported herein               $ 19,872   $ 13,436   $ 18,929

                                               Year ended December 31
Stockholders' equity:                         1996       1995       1994

Statutory basis, capital and surplus        $137,933   $ 84,441   $ 76,434

Increases/(decreases)
  Deferred policy acquisition costs           77,424     65,597     54,283
  Policy reserves                            102,214     92,583     88,531
  Participating policies                     (68,504)   (65,256)   (61,859)
  Asset valuation reserve                     11,773      9,372      6,969
  Interest maintenance reserve                 4,327      4,853      5,292
  Deferred federal income taxes              (73,973)   (93,158)   (30,198)
  Deferred premiums                          (17,346)   (15,487)    (9,970)
  Net unrealized gain on fixed maturities    121,967    184,696     17,077
  Other                                        4,944      4,609      1,160

Stockholders' equity as reported herein     $300,759   $272,250   $147,719

16.  Discontinued Operations

On December 31, 1993, the Company discontinued its Group Medical insured and administrative services line of business. Substantially all of the insured operating assets and future policy liabilities, as of December 31, 1993, were ceded to Liberty Mutual effective January 1, 1994, until the termination date of the contracts. After termination there is no additional insurance risk associated with this particular line of business and all insured operating assets and future policy liabilities will be extinguished.



                                     PART C


Item 24.  Financial Statements and Exhibits

     (a)  Financial Statements:
          Included in Part B:
            Liberty Life Assurance Company of Boston:
              Balance Sheets for the years ended December 31, 1996
                and 1995.
              Statements of Income for the years ended December
                31, 1996, 1995, and 1994.
              Statements  of Stockholders' Equity  for  the  years
                ended December 31, 1996 and 1995.
              Statements  of  Cash  Flows  for  the  years  ended
                December 31, 1996 and 1995.
              Notes to Financial Statements

     (b)  Exhibits:

     *    (1)  Resolution of the Board of Directors  establishing
               Variable Account J

          (2)  Not applicable

     *    (3a) Principal Underwriter's Agreement

     *    (3b) Specimen Agreement between Principal Underwriter and
               Dealer


     **   (3c) Manning & Napier Broker/Dealer's Agreement


     *    (4a) Form of Group Variable Annuity Contract of Liberty
               Assurance Company of Boston

     * (4b) Form of Variable Annuity Certificate of Liberty Life Assurance Company of Boston

     *    (4c) Form of Tax-Sheltered Annuity Endorsement

     *    (4d) Form of Individual Retirement Annuity Endorsement

     *    (4e) Form of Corporate/Keogh 401(a) Plan Endorsement

     *    (4f) Form of Unisex Endorsement


     **   (4g) Specimen Group Variable Annuity Contract of Liberty
               Life Assurance Company of Boston (M&N)

     **   (4h) Specimen Variable Annuity Certificate  of  Liberty
               Life Assurance Company of Boston (M&N)

          (4i) Specimen Group Variable Annuity Contract of Liberty Life Assurance Company of Boston (LA)

          (4j) Specimen Variable Annuity Certificate  of  Liberty
               Life Assurance Company of Boston (LA)


     *    (5a) Form  of Application for a Group Variable  Annuity
               Contract

     *    (5b) Form  of Application for a Group Variable  Annuity
               Certificate

          (6a) Articles of Incorporation of Liberty Life Assurance Company of Boston

     *    (6b) By-Laws of Liberty Life Assurance Company of Boston

          (7)  Not applicable

     *    (8a) Form of Participation Agreement

     **   (8b) Participation  Agreement Among  Manning  &  Napier
               Insurance Fund, Inc., Manning & Napier Investor Services, Inc., Manning & Napier Advisors, Inc., and Liberty Life Assurance Company of Boston

     **   (8c) Participation Agreement By and Among Liberty  Life
               Assurance Company of Boston, SteinRoe Variable Investment Trust and Keyport Financial Services Corp.


          (8d) Participation Agreement Among MFS Variable Insurance Trust, Liberty Life Assurance Company of Boston, and Massachusetts Financial Services Corp.

          (8e) Participation Agreement Among The Alger American Fund,
               Liberty Life Assurance Company of Boston, and Fred Alger and Company, Incorporated

          (8f) Participation Agreement Among Alliance Variable Products Series Fund, Inc., Alliance Fund Distributors, Inc., Alliance Capital Management L.P., and Liberty Life Assurance Company of Boston.

          (8g) Amended and Restated Participation Agreement By and Among Keyport Variable Investment Trust, Keyport Financial Services Corp., Keyport Life Insurance Company and Liberty Life Assurance Company of Boston.


          (9)  Opinion and Consent of Counsel

          (10) Consents of Independent Auditors

          (11) Not applicable

          (12) Not applicable

     ***  (13) Schedule for Computations of Performance Quotations

     *    (15) Chart of Affiliations

     *    (16) Powers of Attorney

     *    (17) Specimen Tax-Sheltered Annuity Acknowledgement

     *    (18) Administrative Services Agreement

     **   (27) Financial Data Schedule

* Incorporated by reference to Registration Statement (File No. 333-29811; 811-08269) filed on or about June 18, 1997.

** Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement (File No. 333-29811; 811-08269) filed on or about June 27, 1997.

***  To be Filed by Amendment.

Item 25.  Officers and Directors of the Depositor.

Name and
Business Address*         Position and Offices with Depositor

Gary L. Countryman        Chairman of the Board & Chief Exec. Officer

Edmund F. Kelly           President and CAO

Morton E. Spitzer         Exec. VP and COO-Individual

Jean M. Scarrow           Exec. VP and COO-Group

J. Phillip Bruen          Vice President

Edwin J. Campbell         Vice President

J. Paul Condrin, III      Vice President

A. Alexander Fontanes     Vice President

Andrew M. Girdwood, Jr.   Vice President

Richard W. Hadley         Vice President

Elizabeth P. Jefferson    Vice President

Richard B. Lassow         Vice President

Merrill J. Mack           Vice President

Douglas T. Maines         Vice President

John S. O'Donnell         Vice President

Gerard A. Paolino         Vice President

Steven M. Sentler         Vice President

John A. Tymochko          Vice President

Barry S. Gilvar           Secretary

Elliot J. Williams        Treasurer

Gerald H. Dolan           Assistant Treasurer

Bernard Gillen            Assistant Treasurer

James W. Jakobek          Assistant Treasurer

Diane S. Bainton          Assistant Secretary

Katherine Desiderio       Assistant Secretary

Christine T. Devine       Assistant Secretary

James R. Pugh             Assistant Secretary

Directors

John B. Conners          J. Paul Condrin, III      Morton E. Spitzer
Gary L. Countryman       Edmund F. Kelly           Jean M. Scarrow
A. Alexander Fontanes    Christopher C. Mansfield

*175 Berkeley Street, Boston, Massachusetts 02117, unless noted otherwise

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant.

     The Depositor controls the Registrant, and is an affiliate of Keyport Financial Services Corp. (KFSC), a Massachusetts corporation functioning as a broker/dealer of securities. KFSC files separate financial statements.  Both  are  ultimately owned  by  Liberty  Mutual  Insurance
     Company.

     The Depositor is an affiliate of Keyport Advisory Services Corp. (KASC), a Massachusetts corporation functioning as an investment advisor. KASC files separate financial statements and is ultimately owned by Liberty Mutual Insurance Company.

     Chart  for  the  affiliations of the Depositor  is  included  herein  as
     Exhibit 15.

Item 27.  Number of Contract Owners.

         None

Item 28.  Indemnification.

           Directors  and  officers  of  the  Depositor  and  the   principal
underwriter  are  covered  persons under Directors  and  Officers/Errors  and
Omissions liability insurance policies. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors and officers under such insurance policies, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the
Depositor of expenses incurred or paid by a director or officer in the successful defense of any action, suit or proceeding) is asserted by such director or officer in connection with the variable annuity contracts, the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.  Principal Underwriters.

          Keyport Financial Services Corp. (KFSC) is principal underwriter of the SteinRoe Variable Investment Trust and the Keyport Variable Investment Trust, which offer eligible funds for variable annuity and variable life insurance contracts. KFSC is also principal underwriter for Variable
Account K of Liberty Life Assurance Company of Boston and for the KMA Variable Account, Variable Account A and Keyport Variable Account-I of Keyport Life Insurance Company and for the Independence Variable Annuity Account and Independence Variable Life Account of Independence Life and Annuity Company, both are affiliated companies of Liberty Life.

The directors and officers are:

Name and Principal      Position and Offices
Business Address*       with Underwriter

John W. Rosensteel      Chairman of the Board and President

John E. Arant III       Director and Vice President and Sales Officer

William L. Dixon        Vice President-Compliance Officer

Francis E. Reinhart     Director and Vice President-Administration

Rogelio P. Japlit       Treasurer

James J. Klopper        Clerk

Donald A. Truman        Assistant Clerk

     *125 High Street, Boston, Massachusetts 02110.

Item 30.  Location of Accounts and Records.

     Liberty  Life Assurance Company of Boston, 175 Berkeley St., Boston,  MA
02117

     Keyport Life Insurance Company, 125 High St., Boston, MA 02110

Item 31.  Management Services.

     Not applicable.

Item 32.  Undertakings.

      The Registrant undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

      The Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

      The Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

      Registrant represents that it is relying on the November 28, 1988 no-action letter (Ref. No. IP-6-88) relating to variable annuity contracts offered as funding vehicles for retirement plans meeting the requirements of
Section 403(b) of the Internal Revenue Code. Registrant further represents that it has complied with the provisions of paragraphs (1) - (4) of that letter. Specimen of acknowledgement form used to comply with paragraph (4) is incorporated by reference to the Registration Statement Form N-4 (Files No. 333-29811; 811-08269) filed on or about June 18, 1997.

Representation

      Depositor represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Depositor. Further, this representation applies to each form of the contract described in a prospectus and statement of additional information included in this Registration Statement.







                                   SIGNATURES





                                   SIGNATURES


     As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has duly caused this Registration Statement to be signed on its behalf, in the City of Boston and Commonwealth of Massachusetts, on this 17th day of July, l997.

                                              Variable Account J
                                              (Registrant)


                                BY: Liberty Life Assurance Company of Boston
                                               (Depositor)



                                BY:  /s/Elliot J. Williams
                                    Elliot J. Williams, Treasurer






As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


/s/GARY L. COUNTRYMAN*              /s/EDMUND F. KELLY*
GARY L. COUNTRYMAN                  EDMUND F. KELLY
Chairman of the Board               President

/s/J. PAUL CONDRIN,III*             /s/ELLIOT J. WILLIAMS    7/17/97
J. PAUL CONDRIN, III                ELLIOT J. WILLIAMS       Date
Director                            Treasurer

/s/JOHN B. CONNERS*
JOHN B. CONNERS
Director

/s/A. ALEXANDER FONTANES*
A. ALEXANDER FONTANES
Director

/s/EDMUND F. KELLY*
EDMUND F. KELLY
Director

/s/CHRISTOPHER C. MANSFIELD*
CHRISTOPHER C. MANSFIELD
Director
                                 *BY:   /s/Elliot J. Williams      7/17/97
/s/JEAN M. SCARROW*                      Elliot J. Williams        Date
JEAN M. SCARROW                          Attorney-in-Fact
Director

/s/MORTON E. SPITZER*
MORTON E. SPITZER
Director




*Elliot J. Williams has signed this document on the indicated date on behalf of each of the above Directors and Officers of the Depositor pursuant to powers of attorney duly executed by such persons and included herein as
Exhibit 16 in the Registration Statement (Files No. 333-29811; 811-08269) filed on or about June 18, 1997.




                                 EXHIBIT INDEX

Exhibit                                                               Page

(4i) Specimen Group Variable Annuity Contract of Liberty Life
     Assurance Company of Boston (LA)

(4j) Specimen Variable Annuity Certificate of Liberty Life Assurance Company of Boston (LA)

(6a) Articles of Incorporation of Liberty Life Assurance Company of
     Boston

(8d) Participation Agreement Among MFS Variable Insurance Trust,
     Liberty Life Assurance Company of Boston, and Massachusetts
     Financial Services Corp.

(8e) Participation Agreement Among The Alger American Fund,
     Liberty Life Assurance Company of Boston, and Fred Alger and Company, Incorporated

(8f) Participation Agreement Among Alliance Variable Products
     Series Fund, Inc., Alliance Fund Distributors, Inc.,
     Alliance Capital Management L.P., and Liberty Life Assurance
     Company of Boston.

(8g) Amended and Restated Participation Agreement By and Among
     Keyport Financial Services Corp., Keyport Variable Investment Trust, Keyport Life Insurance Company and Liberty Life
     Assurance Company of Boston.


(9)  Opinion and Consent of Counsel

(10) Consents of Independent Auditors



                                                         EXHIBIT 4(i)


                  LIBERTY LIFE ASSURANCE COMPANY OF BOSTON

     Read this Contract carefully. This document is a description of the legal contract between the Group Contract Owner and Us.

     A Certificate Owner may return a Certificate to Us within 10 days after receipt by delivering or mailing it to Our Office. The return of the Certificate by mail will be effective when the postmark is affixed to a properly addressed and postage prepaid envelope. This returned Certificate will be treated as if We never issued it and We will refund the Certificate Value plus any amount deducted from the purchase payment before it was allocated to the Variable Account. The Certificate Value will be determined as of the date of surrender (i.e., for a mailed contract, the postmark date).

     The Group Contract, as issued to the Group Contract Owner by Us with any riders or endorsements, alone makes up the agreement under which benefits are paid. The Group Contract may be inspected at the office of the Group Contract Owner. In consideration of any application for a Certificate and the payment of purchase payments, We agree, subject to the terms and conditions of the Group Contract, to provide the benefits described in the Certificate to the Certificate Owner. If a Certificate is In Force on the Income Date, We will begin making income payments to the Annuitant. We will make such payments according to the terms of the Certificate and Group Contract.

     Signed for the Company on the Issue Date at Our Home Office, 175 Berkeley Street, Boston, Massachusetts 02117:


      _________________________              _________________________
          Secretary                               President

     POLICY DESCRIPTION
     This is a GROUP VARIABLE ANNUITY CONTRACT with limited purchase payment flexibility. This contract is nonparticipating with no dividends.

     ANNUITY PAYMENTS AND OTHER VALUES PROVIDED BY THIS CONTRACT, WHEN BASED ON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, ARE VARIABLE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT. VARIABLE ANNUITY PAYMENTS WILL NOT DECREASE OVER TIME IF THE SEPARATE ACCOUNT (AFTER DEDUCTION OF THE ANNUAL [1.55%] ASSET CHARGE) HAS AN ANNUALIZED INVESTMENT RETURN OF AT LEAST 5.0%. SEE PAGES 12-13 AND 19 FOR FURTHER EXPLANATION. CONTRACT ASSETS ALLOCATED TO THE SEPARATE ACCOUNT INCUR CHARGES OF [1.55%] BEFORE ANNUITY PAYMENTS BEGIN AND [1.40%] ONCE ANNUITY PAYMENTS BEGIN. INCOME, CAPITAL GAINS, AND/OR LOSSES WHETHER OR NOT REALIZED, FROM ASSETS ALLOCATED TO THE SEPARATE ACCOUNT ARE CREDITED TO OR CHARGED AGAINST THE SEPARATE ACCOUNT WITHOUT REGARD TO INCOME, CAPITAL GAINS, AND/OR LOSSES ARISING OUT OF ANY OTHER BUSINESS THE COMPANY MAY CONDUCT.


                              Table of Contents

                                                                     Page

Right to Examine Certificate                                          1
Definitions                                                           2
Contract Schedule                                                     3
General Provisions                                                    5
Variable Account Provisions                                           10
Transfers                                                             13
Partial Withdrawals and Total Surrender                               14
Death Provisions                                                      15
Annuity Provisions                                                    16
Endorsements (if any) are before page                                 22


                                 Definitions


Accumulation Period: The period prior to the Income Date during which Purchase Payments may be made by a Certificate Owner.

Accumulation Unit: An accounting unit used to calculate a Certificate Owner's interest in a Sub-account of the Variable Account during the Accumulation Period.

Adjusted Certificate Value: The Certificate Value less any applicable taxes relating to a Certificate and Certificate Maintenance Charge. This amount is applied to the applicable Annuity Tables to determine Annuity Payments.

Annuitant: The natural person on whose life Annuity Payments are based, and to whom any Annuity Payments will be made starting on the Income Date.

Annuity Options:  Options available for Annuity Payments.

Annuity Payments: The series of payments made to the Annuitant, starting on the Income Date, under the Annuity Option selected.

Annuity Period: The period after the Income Date during which Annuity Payments are made.

Annuity Unit: An accounting unit used to calculate Variable Annuity Payments during the Annuity Period.

Beneficiary: The person(s) or entity(ies) who controls the Certificate if any Certificate Owner dies before the Income Date.


                LIBERTY LIFE ASSURANCE COMPANY OF BOSTON
                   125 High Street, Boston, MA 02110

                               Service Office
                         125 High Street, 11th Floor
                              Boston, MA 02110

                           Contract Schedule

GROUP CONTRACT OWNER               Liberty Insurance Trust
GROUP CONTRACT NUMBER              DVA002NY
GROUP CONTRACT ISSUE DATE          00/00/97
MINIMUM INITIAL PAYMENT            $5,000
MINIMUM ADDITIONAL PAYMENT         $1,000

Charges

Distribution Charge We deduct 0.000411% of the assets in each Variable Account Sub-Account on a daily basis (equivalent to an annual rate of 0.15%) to compensate Us for a portion of Our distribution costs.]

Administrative Charge  None

Mortality and Expense Risk Charge We deduct 0.003403% of the assets in each Variable Account Sub-account on a daily basis (equivalent to an annual rate of 1.25%) for Our mortality and expense risks.

Certificate Maintenance Charge We charge $36 to cover a portion of Our ongoing Certificate maintenance expenses. The charge is incurred at the beginning of the Certificate Year and is deducted from the assets of the Variable Account on each Certificate Anniversary and at the time of total surrender. We reserve the right to charge up from the assets of the Variable Account $100 per year.

Transfer Charge Currently none, however, We reserve the right to charge $25 for a transfer if a Certificate Owner makes more than 12 transfers per Certificate Year.

Surrender Charge At the time of each partial withdrawal or at total surrender a contingent deferred sales charge is imposed as a percentage of each Purchase Payment during the [seven] years after the date of its payment, as follows:

Year 1   Year 2   Year 3   Year 4   Year 5    Year 6   Year 7
   7%      6%        5%       4%        3%       2%        1%
Thereafter 0%.

Initial Purchase Payment Allocation

Currently, Certificate Owners can select 17 Sub-accounts and the Fixed Account. We reserve the right to increase or decrease the number of available Sub-accounts. The minimum a Certificate Owner may allocate to any Sub-account or the Fixed Account is 5% of any Purchase Payment. An initial Purchase Payment may be invested as follows:

     Alger Growth
     Alger Small Cap
     Alliance Global Bond
     Alliance Premier Growth
     Colonial Growth & Income
     Colonial Int'l Fund for Growth
     Colonial Strategic Income
     Colonial U.S. Fund for Growth
     Colonial Utilities
     MFS Emerging Growth
     MFS Research
     Newport Tiger
     SteinRoe Cap Appreciation
     SteinRoe Cash Income
     SteinRoe Managed Assets
     SteinRoe Managed Growth Stock
     SteinRoe Mortgage Sec Income

     Fixed Account

Transfer Guidelines

Number of Transfers and Transfer Charge: Currently, Certificate Owners are permitted unlimited transfers per Certificate Year during the Accumulation Period and unlimited transfers every 12 months during the Annuity Period. We reserve the right to change, upon notice, the frequency of transfers a Certificate Owner can make. We also reserve the right to impose a charge for any transfer in excess of 12 per Certificate Year. The transfer charge is shown in the Charges section of the Schedule.

Minimum amount to be transferred: None

Minimum amount which must remain in a Sub-account after transfer: None

Partial Withdrawals

A Certificate Owner may make partial withdrawals during the Accumulation Period without incurring a Surrender Charge, as follows:

     (1) In any Certificate Year a Certificate Owner may withdraw an aggregate amount not to exceed, at the time of withdrawal:

               (a)  the Certificate Value, less
               (b) the portion of the Purchase Payments not previously withdrawn by that Certificate Owner; and

     (2) In any Certificate Year after the first, a Certificate Owner may also withdraw the positive difference, if any, between the amount withdrawn pursuant to (1) above in any such subsequent year and 10% of the Certificate Value as of the preceding Certificate Anniversary.

Minimum withdrawal amount: $300, unless the withdrawal is made pursuant to Our Systematic Withdrawal Program described below, in which case the minimum withdrawal is $100.

Minimum Certificate Value which must remain after a partial withdrawal:
$2,500.

Death Benefits

Adjustment of Certificate Value
When We receive due proof of death of the Certificate Owner, any Joint Certificate Owner, or the Annuitant if the Certificate Owner is a non-natural Person, We will compare, as of the date of death, the Certificate Value to the Death Benefit amount defined in the Certificate Schedule. If the Certificate Value is less than the Death Benefit, We will increase the current Certificate Value by the amount of the difference. Any amount credited will be allocated to the Variable Account and/or the Fixed Account based on the Purchase Payment allocation selection that is in effect when We receive due proof of death.

Waiver of Surrender Charges
If the Certificate is surrendered within 90 days of the date of death of the Certificate Owner, any Joint Certificate Owner, or the Annuitant if the Certificate Owner is a non-natural Person, any applicable Surrender Charges will not be deducted from the Certificate Withdrawal Value.

Death Benefit Amount

A Certificate Schedule will contain the following Death Benefit provision.

Certificate Anniversary Death Benefit
On the Certificate Date, the Death Benefit is the initial Purchase Payment. On subsequent Valuation Dates, the Death Benefit is calculated as follows:

     (1)  (a)  Start with the Death Benefit from the Certificate Date;
          (b) Add to (a) any additional Purchase Payments paid since the Certificate Date and subtract from (a) any partial withdrawals (including any associated Surrender Charge incurred) made since the Certificate Date;
     (2) (a) Determine the Certificate Value for each Certificate Anniversary (the "Anniversary Value") before the [81st] birthday of the Certificate Owner or, if the Certificate Owner is a non-natural Person, the Annuitant;
          (b) Increase each "Anniversary Value" by any Purchase Payments made after that Value's Anniversary;
          (c) Decrease each "Anniversary Value" by the following amount calculated at the time of each partial withdrawal made after that Value's Anniversary: (i) the partial withdrawal amount (including any associated Surrender Charge incurred) divided by the Certificate Value immediately preceding the withdrawal,
               (ii) multiplied by the "Anniversary Value" immediately preceding the withdrawal;
          (d)  Select the highest "Anniversary Value" after the adjustments in
               (b) and (c) above;
     (3)  Set the Death Benefit equal to the greater of (1) and (2).

If there is a change of Certificate Owner, the new Certificate Owner's age will be used to determine the amount in (2) above.

The Variable Separate Account

Sub-accounts investing in shares of mutual funds

Variable Account J is a unit investment trust variable separate account, organized in and governed by the laws of the State of Massachusetts, Our state of domicile. Variable Account J is divided into Sub-accounts. Each Sub-account listed below invests in shares of the corresponding Portfolio of the Eligible Fund shown.

Sub-account                   Eligible Fund and Portfolio

                              The Alger American Fund

Alger Growth                  Alger American Growth Portfolio - seeks
Sub-account                   long-term capital appreciation.

Alger Small Cap               Alger American Small Capitalization
Sub-account                   Portfolio - seeks long-term capital
                              appreciation.

                              Alliance Variable Products Series Fund, Inc.

Alliance Global Bond          Global Bond Portfolio - seeks a high level of
Sub-account                   return from a combination of current income and
                              capital appreciation by investing in a globally diversified portfolio of high quality debt securities denominated in the U.S. Dollar and a range of foreign currencies.

Alliance Premier Growth       Premier Growth Portfolio - seeks growth of
Sub-account                   capital rather than current income.

                              Keyport Variable Investment Trust

Colonial Growth & Income      Colonial-Keyport Growth and Income
Sub-account                   Fund - seeks primarily income
                              and long-term capital growth and, secondarily, preservation of capital.

Colonial Strategic Income     Colonial-Keyport Strategic Income Fund -
Sub-account                   seeks a high level of current income, as is
                              consistent with prudent risk and maximizing total return, by diversifying investments primarily in U.S. and foreign government and high yield, high risk corporate debt securities.

Colonial Int'l Fund for       Colonial-Keyport International Fund for Growth-
Growth Sub-account            seeks long-term capital growth, by investing
                              primarily in non-U.S. equity securities.

Colonial U.S. Fund for        Colonial-Keyport U.S. Fund for Growth -
Growth Sub-account            seeks growth exceeding over time the S&P
                              500 Index (Standard & Poor's Corporation
                              Composite Price Index) performance.

Colonial Utilities            Colonial-Keyport Utilities Fund - seeks
Sub-account                   primarily current income and, secondarily,
                              long-term capital growth.

Newport Tiger                 Newport-Keyport Tiger Fund - seeks long-
Sub-account                   term capital growth by investing primarily
                              in equity securities of companies located in the four Tigers of Asia (Hong Kong, Singapore,
                              South Korea and Taiwan) and the other mini-
                              Tigers of East Asia (Malaysia, Thailand,
                              Indonesia, China and the Philippines).

                              MFS Variable Insurance Trust

MFS Emerging Growth           MFS Emerging Growth Series - seeks to provide
Sub-account                   long-term growth of capital.

MFS Research                  MFS Research Series - seeks to provide long-
Sub-Account                   term growth of capital and future income.

                              SteinRoe Variable Investment Trust

SteinRoe Cap Appreciation     Capital Appreciation Fund - seeks capital
Sub-account                   growth by investing primarily in common stocks,
                              convertible securities, and other securities selected for prospective capital growth.

SteinRoe Cash Income          Cash Income Fund - seeks high current income
Sub-account                   from short-term money market instruments
("Money Market" Sub-account)  while emphasizing preservation of capital and maintaining excellent liquidity.

SteinRoe Managed Assets       Managed Assets Fund - seeks high total inves-
Sub-account                   tment return through investment in a changing
                              mix of securities.

SteinRoe Managed Growth       Managed Growth Stock Fund - seeks long-term
Stock Sub-account             growth of capital through investment primarily
                              in common stocks.

SteinRoe Mortgage Securities  Mortgage Securities Income Fund - seeks highest
Income Sub-account            possible level of current income consistent
                              with safety of principal and maintenance of liquidity through investment primarily in mortgage-backed securities.

Sub-Accounts investing directly in securities - None

The Fixed Account

The Fixed Account is part of Our General Account, which consists of all of Our assets except the assets of the Variable Account and the assets of other separate accounts that We maintain. Subject to applicable law, We have sole discretion over investments of the assets of the Fixed Account. If a Certificate Owner allocates assets to the Fixed Account, the Certificate Owner's accumulation values and annuity payments will have guaranteed minimums.

Before the Income Date, a Certificate Owner's interest in the Fixed Account is measured by the Fixed Account Value. When annuity payments begin, the payee's interest in the Fixed Account is measured by the amount of each periodic payment.

Benefits from the Fixed Account will not be less than the minimum values required by any law of the jurisdiction where the Certificate is delivered.

Purchase Payments will be allocated to the Fixed Account in accordance with a Certificate Owner's selection at the Certificate Date. A Certificate Owner may change such selection by Written Request.

The Fixed Account Value at any time is equal to:

(1) all Purchase Payments allocated to the Fixed Account plus the interest subsequently credited on those payments; plus
(2) any Variable Account value transferred to the Fixed Account plus the interest subsequently credited on the transferred value; less
(3)  any prior partial withdrawals from the Fixed Account; less
(4)  any Fixed Account Value transferred to the Variable Account.

We will credit interest to Purchase Payments allocated to the Fixed Account at rates declared by Us for Guarantee Periods of one or more years from the month and day of allocation. The minimum Guaranteed Interest Rate is 3% per year.

Certificate Owner Services

The Programs. Liberty Life offers the following investment related programs which are available only prior to the Income Date: Dollar Cost Averaging; Capital Protection Plus; and Systematic Withdrawal Programs. A Rebalancing Program is available prior to and after the Income Date. Under this Program, the related transfers between and among Sub-Accounts and the Fixed Account are not counted as one of the twelve free transfers. Each Program has its own requirements, as discussed below. Liberty Life reserves the right to terminate any Program.

Dollar Cost Averaging Program. The program periodically transfers Accumulation Units from the SteinRoe Cash Income Sub-Account or the One-Year Guarantee Period of the Fixed Account to other Sub-Accounts selected by the Certificate Owner. The program allows a Certificate Owner to invest in Variable Sub-Accounts over time rather than having to invest in those Sub-Accounts all at once. The program is available for initial and subsequent Purchase Payments and for Certificate Value transferred into the SteinRoe Cash Income Sub-Account or the One-Year Guarantee Period. Under the program, Liberty Life makes automatic transfers on a periodic basis out of the SteinRoe Cash Income Sub-Account or the One-Year Guarantee Period into one or more of the other available Sub-Accounts (Liberty Life reserves the right to limit the number of Sub-Accounts the Certificate Owner may choose but there are currently no limits). The program will automatically end if the Income Date occurs. Liberty Life reserves the right to end the program at any time by sending the Certificate Owner a notice one month in advance.

Rebalancing Program. In accordance with the Certificate Owner's election of the relative Purchase Payment percentage allocations, Liberty Life will automatically rebalance the Certificate Value of each Sub-Account either monthly, quarterly, semi-annually, or annually. On the last day of the period selected, Liberty Life will automatically rebalance the Certificate Value in each of the Sub-Accounts to match the current Purchase Payment percentage allocations. The Program may be terminated at any time and the percentages may be altered by Written Request. Certificate Value allocated to the Fixed Account is not subject to automatic rebalancing. After the Income Date, automatic rebalancing applies only to variable annuity payments and Liberty Life will rebalance the number of Annuity Units in each Sub-Account.

Systematic Withdrawal Program. Liberty Life will make monthly, quarterly, semi-annually or annual distributions of a predetermined dollar amount to the Certificate Owner that has enrolled in the Systematic Withdrawal Program. The Certificate Owner may specify the amount of each partial withdrawal, subject to a minimum of $100. Systematic withdrawals may only be made from the Sub-Accounts and the One Year Guarantee Period of the Fixed Account. In each Certificate Year, portions of Certificate Value may be withdrawn without the imposition of any Contingent Deferred Sales Charge ("Free Withdrawal Amount"). If withdrawals pursuant to the Program are greater than the Free Withdrawal Amount, the amount of the withdrawals greater than the Free Withdrawal Amount will be subject to the applicable Contingent Deferred Sales Charge. Any unrelated voluntary partial withdrawal a Certificate Owner makes during a Certificate Year will be aggregated with withdrawals pursuant to the Program to determine the applicability of any Contingent Deferred Sales Charge under the Certificate provisions regarding partial withdrawals.

Capital Protection Plus Under this program, Liberty Life will allocate part of the Purchase Payment to the Guarantee Period selected by the Certificate Owner so that such part, based on that Guarantee Period's interest rate in effect on the date of allocation, will equal at the end of the Guarantee Period the total Purchase Payment. The rest of the Purchase Payment will be allocated to the Sub-Account(s) of the Variable Account based on the Certificate Owner's allocation. If any part of the Fixed Account Value is surrendered or transferred before the end of the Guarantee Period, the Value at the end of that Period will not equal the original Purchase Payment amount.

                        Definitions (continued)

Certificate: The document issued to a Certificate Owner to evidence a Certificate Owner's participation under the Group Contract. The Certificate summarizes the benefits and provisions of the Group Contract.

Certificate Anniversary:  An anniversary of the Certificate Date.

Certificate Date: The date a Certificate is issued to a Certificate Owner. The Certificate Date is shown on the Certificate Schedule.

Certificate Owner: The person who owns a Certificate under the Group Contract. Any Joint Certificate Owners and the Certificate Owner own the Certificate equally with rights of survivorship. All Owners must exercise ownership rights and privileges together, including the signing of Written Requests.

Certificate Value: The sum of the Certificate Owner's interest in the Sub-accounts of the Variable Account and the Fixed Account during the Accumulation Period.

Certificate Year: The first Certificate Year is the annual period which begins on the Certificate Date. Subsequent Certificate Years begin on each Certificate Anniversary.

Eligible Fund:  An investment entity shown on the Certificate Schedule.

Fixed Account: The account We establish to support Fixed Allocations. The Contract Schedule shows whether the Fixed Account is available under the Certificates.

Fixed Account Value: The value of all Fixed Account amounts accumulated under a Certificate prior to the Income Date.

Fixed Allocation: An amount allocated to the Fixed Account that is credited with a Guaranteed Interest Rate for a specified Guarantee Period.

Fixed Annuity: An annuity with a series of payments made during the Annuity Period which are guaranteed as to dollar amount by Us.

General Account: Our general investment account which contains all of Our assets except those in the Variable Account and Our other separate accounts.

Group Contract Owner: The person or entity to which the Group Contract is issued.

Guaranteed Interest Rate: The effective annual interest rate which We will credit for a specified Guarantee Period.

Guarantee Period: The period of year(s) a rate of interest is guaranteed to be credited within the Fixed Account.

Income Date: The date on which Annuity Payments begin. The Income Date is shown on the Certificate Schedule.

In Force: The status of a Certificate before the Income Date so long as it has not been totally surrendered and there has not been a death of a Certificate Owner or Joint Certificate Owner that will cause the Certificate to end within five years of the date of death.

Office:  Our service office shown on the Certificate Schedule.

Person: A human being, trust, corporation, or any other legally recognized entity.

Portfolio: A series of an Eligible Fund which constitutes a separate and distinct class of shares.

Purchase Payment: A payment made by or on behalf of a Certificate Owner with respect to a Certificate.

Sub-account: Variable Account assets are divided into Sub-accounts. Assets of each Sub-account will be invested in shares of a Portfolio of an Eligible Fund, or directly in portfolio securities.

Valuation Date: Each day on which We and the New York Stock Exchange ("NYSE") are open for business, or any other day that the Securities and Exchange Commission requires that mutual funds, unit investment trusts or other investment portfolios be valued.

Valuation Period: The period of time beginning at the close of business of the NYSE on each Valuation Date and ending at the close of business on the next succeeding Valuation Date.

Variable Account:  Our Variable Account(s) shown on the Certificate Schedule.

Variable Annuity: An annuity with payments which vary as to dollar amount in relation to the investment performance of specified Sub-accounts of the Variable Account.

We, Us, Our:  Liberty Life Assurance Company of Boston.

Written Request: A request in writing, in a form satisfactory to Us, and received by Us at Our Office.

                           General Provisions

Purchase Payments

The initial Purchase Payment is due on the Certificate Date. It must be paid at Our Office in United States currency. Coverage under a Certificate does not take effect until We have accepted the initial Purchase Payment during a Certificate Owner's lifetime. Each Purchase Payment after the Certificate Date must be at least the amount shown on the Certificate Schedule. Provided the Certificate Value under a Certificate does not go to zero, a Certificate will stay in force until the Income Date even if a Certificate Owner make no payments after the initial one. We reserve the right to reject any subsequent Purchase Payment.

Allocation of Purchase Payments

An initial Purchase Payment is allocated to the Sub-accounts of the Variable Account, and to the Fixed Account if available, in accordance with the selections made by a Certificate Owner at the Certificate Date. Unless otherwise changed by a Certificate Owner, subsequent Purchase Payments are allocated in the same manner as the initial Purchase Payment. Allocation of Purchase Payments is subject to the terms and conditions imposed by Us. We reserve the right to allocate initial Purchase Payments to the Money Market Sub-account until the expiration of the Right to Examine Certificate period set forth on the first page of the Group Contract and the Certificate.

The Contract

The Group Contract, including the application, if any, and any attached rider or endorsement constitute the entire contract between the Group Contract Owner and Us. All statements made by the Group Contract Owner, any Certificate Owner or any Annuitant will be deemed representations and not warranties. No such statement will be used in any contest unless it is contained in the application signed by the Group Contract Owner or in a written instrument signed by the Certificate Owner, a copy of which has been furnished to the Certificate Owner, the Beneficiary or to the Group Contract Owner.

Only Our President or Secretary may agree to change any of the terms of the Group Contract. Any changes must be in writing. Any change to the terms of a Certificate must be in writing and with Certificate Owner's consent, unless provided otherwise by the Group Contract and the Certificate.

To assure that the Group Contract and the Certificate will maintain their status as a variable annuity under the Internal Revenue Code, We reserve the right to change the Group Contract and any Certificate issued thereunder to comply with future changes in the Internal Revenue Code, any regulations or rulings issued thereunder, and any requirements otherwise imposed by the Internal Revenue Service. The Group Contract Owner and the affected Certificate Owner will be sent a copy of any such amendment.

We reserve the right, subject to the approval of the New York Superintendent of Insurance and compliance with U.S. Laws as currently applicable or subsequently changed, to: (a) operate the Variable Account in any form permitted under the Investment Company Act of 1940, as amended, (the "1940 Act"), or in any other form permitted by law; (b) take any action necessary to comply with or obtain and continue any exemptions from the 1940 Act, or to comply with any other applicable law; (c) transfer any assets in any Sub-account to another Sub-account, or to one or more separate investment accounts, or the General Account; or to add, combine or remove Sub-accounts in the Variable Account; and (d) change the way We assess charges, so long as We do not increase the aggregate amount beyond that currently charged to the Variable Account and the Eligible Funds in connection with a Certificate. If the shares of any of the Eligible Funds should become unavailable for investment by the Variable Account or if in Our judgment further investment in such Portfolio shares should become inappropriate in view of the purpose of the Certificate, We may add or substitute shares of another mutual fund for the Portfolio shares already purchased under the Certificate. No substitution of Portfolio shares in any Sub-account may take place without prior approval of the Securities and Exchange Commission and notice to the affected Certificate Owners, to the extent required by the 1940 Act.

Certificate Owner

A Certificate Owner has all rights and may receive all benefits under a Certificate. A Certificate Owner is the person designated as such on the Certificate Date, unless changed. A Certificate Owner may exercise all rights of a Certificate while it is In Force, subject to the rights of (a) any assignee under an assignment filed with Us, and (b) any irrevocably named Beneficiary.

Joint Certificate Owner

A Certificate can be owned by Joint Certificate Owners. Upon the death of any Certificate Owner or Joint Certificate Owner, the surviving owner(s) will be the primary Beneficiary(ies). Any other beneficiary designation will be treated as a Contingent Beneficiary unless otherwise indicated in a Written Request filed with Us.

Annuitant

The Annuitant is the person on whose life Annuity Payments are based. The Annuitant is the person designated by a Certificate Owner at the Certificate Date, unless changed prior to the Income Date. Any change of Annuitant is subject to Our underwriting rules then in effect. The Annuitant may not be changed in a Certificate which is owned by a non-natural person. A Certificate Owner may name a Contingent Annuitant. The Contingent Annuitant becomes the Annuitant if the Annuitant dies while a Certificate is In Force. If the Annuitant dies and no Contingent Annuitant has been named, We will allow a Certificate Owner sixty days to designate someone other than the Certificate Owner as Annuitant. The Certificate Owner will be the Contingent Annuitant unless the Certificate Owner names someone else. If the Certificate is owned by a non-natural person, the death of the Annuitant will be treated as the death of the Certificate Owner and a new Annuitant may not be designated.

Beneficiary

The Beneficiary is the person who controls the Certificate if any Certificate Owner dies prior to the Income Date. If the Certificate is owned by Joint Certificate Owners, upon the death of any Certificate Owner or Joint Certificate Owner, the surviving owner(s) will become the primary Beneficiary. Any other beneficiary designation will be treated as a Contingent Beneficiary unless otherwise indicated in a Written Request filed with Us. If a Certificate Owner names more than one Person as Primary Beneficiary or as Contingent Beneficiary, and does not state otherwise on an application or in a Written Request to Us, any non-survivors will not receive a benefit. The survivors will receive equal shares. Subject to the rights of any irrevocable Beneficiary(ies), a Certificate Owner may change primary or contingent Beneficiary(ies). A change must be made by Written Request and
will be effective as of the date the Written Request is signed.   We will not
be liable for any payment We make or action We take before We receive the Written Request.

Group Contract Owner

The Group Contract Owner has title to the Group Contract. The Group Contract and any amount accumulated under any Certificate are not subject to the claims of the Group Contract Owner or any of its creditors. The Group Contract Owner may transfer ownership of this Group Contract. Any transfer of ownership terminates the interest of any existing Group Contract Owner.
It does not change the rights of any Certificate Owner. Nothing in the Group Contract shall invalidate or impair any rights granted to the Certificate Owner by the Certificate or New York law.

Change of Certificate Owner, Beneficiary or Contingent Annuitant

While a Certificate is In Force, a Certificate Owner may by Written Request change the primary Certificate Owner, Joint Certificate Owner, primary Beneficiary, Contingent Beneficiary, Contingent Annuitant, or in certain instances, the Annuitant. An irrevocably named Person may be changed only with the written consent of such Person. The change will be effective, following Our receipt of the Written Request, as of the date the Written Request is signed. The change will not affect any payments We make or actions We take prior to the time We receive the Written Request.

Assignment of the Certificate

A Certificate Owner may assign a Certificate at any time while it is In Force. The assignment must be in writing and a copy must be filed at Our Office. A Certificate Owner's rights and those of any revocably named Person will be subject to the assignment. An assignment will not affect any payments We make or actions We take before We receive the assignment. We are not responsible for the validity of any assignment.

Misstatement of Age or Sex

If the age or sex of the Annuitant or any payee has been misstated, We will compute the amount payable based on the correct age and sex. If Annuity Payments have begun, any underpayment(s) that have been made plus interest at a rate of 5% per year will be paid in full with the next Annuity Payment.
Any overpayment plus interest at a rate of 5% per year, unless repaid to Us in one sum, will be deducted from future Annuity Payments otherwise due until We are repaid in full.

Non-Participating

A Certificate does not participate in Our divisible surplus.

Evidence of Death, Age, Sex or Survival

If a Certificate provision relates to the death of a natural Person, We will require proof of death before We will act under that provision. Proof of death shall be: (a) a certified death certificate; or (b) a certified decree of a court of competent jurisdiction as to the finding of death; or (c) a written statement by a medical doctor who attended the deceased; or (d) any other document constituting due proof of death under applicable state law.
If Our action under a Certificate provision is based on the age, sex, or survival of any Person, We may require evidence of the particular fact before We act under that provision.

Protection of Proceeds

No Beneficiary or payee may commute or assign any payments under a Certificate before they are due. To the extent permitted by law, no payments shall be subject to the debts of any Beneficiary or payee or to any judicial process for payment of those debts.

Reports

We will send Certificate Owners a report that shows the Certificate Value at least once each Certificate Year. We will send any other reports that may be required by law.

Taxes

Any taxes paid to any governmental entity relating to a Certificate will be deducted from the Purchase Payments or Certificate Value. We may, in Our sole discretion, delay the deduction until a later date. By not deducting tax payments at the time of Our payment, We do not waive any right We may have to deduct amounts at a later date. We will, in Our sole discretion, determine when taxes relate to a Certificate or to the operation of the Variable Account. We reserve the right to establish a provision for federal income taxes if We determine, in Our sole discretion, that We will incur a tax as a result of the operation of the Variable Account. Such a provision will be reflected in the Accumulation and Annuity Unit Values. We will deduct for any income taxes incurred by Us as a result of the operation of the Variable Account whether or not there was a provision for taxes and whether or not it was sufficient. We will deduct from any payment under a Certificate any withholding taxes required by applicable law.

Regulatory Requirements

All values payable under a Certificate will not be less than the minimum benefits required by the laws and regulations of the states in which the Certificate is delivered.

Suspension or Deferral of Payments

We reserve the right to suspend or postpone payments for a withdrawal, transfer, surrender or death benefit for any period when:

          (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings); or

          (2)  trading on the New York Stock Exchange is restricted;  or

          (3) an emergency exists as a result of which valuation or disposal of the assets and securities of the Variable Account is not reasonably practicable; or

          (4) the Securities and Exchange Commission, by order or pronouncement, so permits for the protection of Certificate Owners;

provided that applicable rules and regulations of the Securities and Exchange Commission govern as to whether the conditions described in (2) and (3) above exist.

We reserve the right to delay payment of amounts allocated to the Fixed Account for up to six months.

                      Variable Account Provisions

The Variable Account

The Variable Account(s) is designated on the Certificate Schedule and consists of assets set aside by Us, which are kept separate from Our general assets and all other variable account assets We maintain. We own the assets of the Variable Account. Variable Account assets equal to reserves and other contract liabilities will not be chargeable with liabilities arising out of any other business We may conduct. We may transfer to Our General Account assets which exceed the reserves and other liabilities of the Variable Account. Income and realized and unrealized gains or losses from assets in the Variable Account are credited to or charged against the account without regard to other income, gains or losses in Our other investment accounts.

The Variable Account assets are divided into Sub-accounts. The Sub-accounts which are available under the Certificate are shown on the Certificate Schedule. The assets of the Sub-accounts of the unit investment trust variable separate account are allocated to the Eligible Fund(s) and the Portfolio(s), if applicable, within an Eligible Fund shown on the Certificate Schedule. The assets of the Sub-accounts of the investment company variable separate account, if applicable, are invested in portfolios of securities designed to meet the objectives of the Sub-Account shown on the Certificate Schedule. We may, from time to time, add additional Sub-accounts, Eligible Funds or Portfolios to those shown on the Certificate Schedule. A Certificate Owner may be permitted to transfer Certificate Values or allocate Purchase Payments to the additional Sub-Accounts, Eligible Funds or Portfolios. However, the right to make such transfers or allocations will be limited by the terms and conditions imposed by Us.

We also have the right to eliminate Sub-accounts from the Variable Account, to combine two or more Sub-accounts or to substitute a new Portfolio for the Portfolio in which a Sub-account invests. A substitution may become necessary if, in Our discretion, a Portfolio or Sub-account no longer suits the purposes of the Group Contract. This may happen: due to a change in laws or regulations or a change in a Portfolio's investment objectives or restrictions; because the Portfolio or Sub-account is no longer available for
investment; or for some other reason.   We will obtain any prior approvals
that may be required from the insurance department of Our state of domicile, the New York Superintendent of Insurance and from the SEC or any other governmental entity before making such a substitution.

When permitted by law, We reserve the right to:

(1)  Deregister a Variable Account under the 1940 Act;
(2) Operate a Variable Account as a management company under the 1940 Act, if it is operating as a unit investment trust;
(3) Operate a Variable Account as a unit investment trust under the 1940 Act, if it is operating as a management company;
(4)  Restrict or eliminate any voting rights as to the account;
(5)  Combine the Variable Account with any other variable account.

Valuation of Assets

The assets of the Variable Account are valued at their fair market value in accordance with Our procedures.

Accumulation Units

A Certificate Owner's Variable Account value will fluctuate in accordance with the investment results of the Sub-accounts to which the Certificate Owner has allocated his or her Purchase Payments or Certificate Value. In order to determine how these fluctuations affect a Certificate Owner's Certificate Value, We use an Accumulation Unit value. Accumulation Units are used to account for all amounts allocated to or withdrawn from the Sub-accounts of the Variable Account as a result of Purchase Payments, partial withdrawals, transfers, or charges deducted from the Certificate Value. We determine the number of Accumulation Units of a Sub-account purchased or canceled by dividing the amount allocated to, or withdrawn from, the Sub-account by the dollar value of one Accumulation Unit of the Sub-account as of the end of the Valuation Period during which We receive the request for the transaction.

Accumulation Unit Value

The Accumulation Unit Value for each Sub-account was initially set at $10. Subsequent Accumulation Unit Values for each Sub-account are determined by multiplying the Accumulation Unit Value for the immediately preceding Valuation Period by a net investment factor for the Sub-account for the current period. This factor may be greater or less than 1.0; therefore, the Accumulation Unit Value may increase or decrease from Valuation Period to Valuation Period.

We calculate the net investment factor for each Sub-account investing in shares of mutual funds by dividing (a) by (b) and then subtracting (c) where:

(a)   is equal to:
(i) the net asset value per share of the Portfolio in which the Sub-account invests at the end of the Valuation Period; plus
(ii) any dividend per share declared for the Portfolio that has an ex-dividend date within the current Valuation Period.

(b) is the net asset value per share of the Portfolio at the end of the preceding Valuation Period.

(c)   is equal to:
(i) the sum of each Valuation Period equivalent of the annual rate for the Mortality and Expense Risk Charge, for the Administrative Charge, and for the Distribution Charge, if any, which are shown on the Certificate Schedule; plus
(ii) a charge factor, if any, for any tax provision established by Us a result of the operation of the Sub-account.

We calculate the net investment factor for each Sub-account investing directly in securities with the same formula, except:

     (a)  is equal to:
          (i) the value of the assets in the Sub-account at the end of the preceding Valuation Period; plus
          (ii) any investment income and capital gains, realized or unrealized, credited to the assets during the current Valuation Period; less
         (iii) any capital losses, realized or unrealized, charged against the assets during the current Valuation Period; less
          (iv) all operating and investment expenses relating to the assets that are incurred during the current Valuation Period.

     (b) is the value of the assets in the Sub-account at the end of the preceding Valuation Period.

Mortality and Expense Risk Charge

Each Valuation Period We deduct a Mortality and Expense Risk Charge from each Sub-account of the Variable Account which is equal, on an annual basis, to the amount shown on the Certificate Schedule. The Mortality and Expense Risk Charge compensates Us for assuming the mortality and expense risks with respect to the Certificates We issue. We guarantee the dollar amount of each Annuity Payment after the first Annuity Payment will not be affected by variations in mortality or expense experience.

Administrative Charge

Each Valuation Period We deduct an Administrative Charge from the Variable Account which is equal, on an annual basis, to the amount shown on the Certificate Schedule. The Administrative Charge compensates Us for the costs associated with administration of the Variable Account and the Certificates We issue.

Distribution Charge

Each Valuation Period We deduct a Distribution Charge from the Variable Account which is equal, on an annual basis, to the amount shown on the Certificate Schedule. The Distribution Charge compensates Us for the costs associated with the distribution of the Certificates We issue.

Certificate Maintenance Charge

We deduct a Certificate Maintenance Charge from the Certificate Value by canceling Accumulation Units from each applicable Sub-account to reimburse Us for expenses relating to the maintenance of the Certificate. We will deduct the Certificate Maintenance Charge from the Sub-accounts of the Variable Account in the same proportion that the amount of Certificate Value in each Sub-account bears to the Certificate Value. The Certificate Maintenance Charge is shown on the Certificate Schedule. The Certificate Maintenance Charge will be deducted from the Certificate Value on each Certificate Anniversary during the Accumulation Period.

If a total surrender is made on a date other than a Certificate Anniversary, the Certificate Maintenance Charge will be deducted at the time of surrender.

During the Annuity Period, the Certificate Maintenance Charge will be deducted on a pro-rata basis from each Annuity Payment.

                               Transfers

Transfers:    Subject to any limitation We impose on the number of transfers permitted in a Certificate Year, a Certificate Owner may transfer all or part of Certificate Owner's Certificate Value among the Sub-accounts and the Fixed Account, if any, by Written Request or by telephone without the imposition of any fees or charges. Transfers among the Sub-accounts and the Fixed Account are permitted only during the Accumulation Period. The number of permitted transfers, and the charge for transfers in excess of that number, are shown on the Certificate Schedule. All transfers are subject to the following:

     (1) If more than the number of free transfers, shown on the Certificate Schedule, are made in a Certificate Year, We will deduct a transfer charge, shown on the Certificate Schedule, for each subsequent transfer. The transfer fee will be deducted from the Sub-account from which the transfer is made. However, if Certificate Owner transfers his or her entire interest in a Sub-account, the transfer fee will be deducted from the amount transferred. If a Certificate Owner makes a transfer from more than one Sub-account, any transfer fee will be allocated pro-rata among such Sub-accounts in proportion to the amount transferred from each. The deduction of any fees We impose on such transfers will not exceed the maximum listed on page 3.

     (2) During the Annuity Period, transfers of values between Sub-accounts will be made by converting the number of Annuity Units being transferred to the number of Annuity Units in the Sub-account to which a transfer is made, so that the next Annuity Payment, if it were made at that time, would be the same amount that it would have been without the transfer. Thereafter, Annuity Payments will reflect changes in the value of the new Annuity Units.

     (3) The minimum amount which can be transferred is shown on the Certificate Schedule. The minimum amount which must remain in a Sub-account after a transfer is shown on the Certificate Schedule.

     (4) If 100% of the value of any Sub-account is transferred and the current allocation for Purchase Payments includes that Sub-account, the allocation for future Purchase Payments will change to reflect a Certificate Owner's allocation of Certificate Value following the transfer.

     (5) We reserve the right, at any time and without prior notice to any party, to terminate, suspend or modify the transfer privileges described above.

We will not be liable for transfers made in accordance with a Certificate Owner's instructions. All amounts and Accumulation Units will be determined as of the end of the Valuation Period in which We receive the request for transfer.

                Partial Withdrawals and Total Surrender

Partial Withdrawals

During the Accumulation Period while the Certificate is In Force, a Certificate Owner may, upon Written Request, make a partial withdrawal, subject to the provisions and limitations shown on the Certificate Schedule. For purposes of determining whether a Surrender Charge is applicable to a partial withdrawal:

     (1) A partial withdrawal will first be taken from the portion of a Certificate Owner's Certificate Value which is in excess of Purchase Payments, and then from Purchase Payments; and

     (2) We will allocate partial withdrawals to Purchase Payments in the order in which the Purchase Payments were made, starting with the first.

A withdrawal will result in the cancellation of Accumulation Units from each applicable Sub-account in the ratio that a Certificate Owner's interest in the Sub-account bears to his or her Certificate Value in all the Sub-accounts. A Certificate Owner must specify by Written Request in advance if he or she wants Accumulation Units to be canceled in a manner other than the method described above. If there is no value or insufficient value in the Variable Account, then the amount withdrawn, or the insufficient portion, will be deducted from the Fixed Account. If a Certificate Owner has multiple Guarantee Periods, We will deduct such amount from each Guarantee Period's values in the ratio that each Period's values bears to the total Fixed Account Value. A Certificate Owner must specify by Written Request in advance if he or she wants multiple Guarantee Periods to be reduced in a manner other than the method described above. Any amount deducted from the fixed account value may be subject to a market value adjustment, if applicable.

Each partial withdrawal must be for an amount not less than the amount shown on the Certificate Schedule. The Certificate Value which must remain in a Certificate is shown on the Certificate Schedule. The Certificate Schedule also shows any charge.

Total Surrender

During the Accumulation Period while the Certificate is In Force, a Certificate Owner may, upon Written Request, make a total surrender of the Certificate Withdrawal Value. The Certificate Withdrawal Value is:

     (1) the Certificate Value as of the end of the Valuation Period during which We receive a Written Request for a withdrawal or surrender; less

     (2)  any applicable taxes not previously deducted; less

     (3)  any Surrender Charge; less

     (4)  any Certificate Maintenance Charge.

The Fixed Account Value, which is a component of the Certificate Value, may be subject to a market value adjustment, if applicable.

We will pay the amount of any withdrawal or surrender within seven days unless the Suspension or Deferral of Payments Provision is in effect.

Death Provisions

Death of Certificate Owner

These provisions apply if, during the Accumulation Period while the Certificate is In Force, the Certificate Owner or any Joint Certificate Owner dies (whether or not the decedent is also the Annuitant) or the Annuitant dies under a Certificate owned by a non-natural Person. The "designated beneficiary" will control the Certificate after such a death. This "designated beneficiary" will be the first Person among the following who is alive on the date of death: Certificate Owner; Joint Certificate Owner; primary Beneficiary; Contingent Beneficiary; and Certificate Owner's estate. If the Certificate Owner and Joint Certificate Owner are both alive, they shall be the "designated beneficiary" together.

If the decedent's surviving spouse (if any) is the sole "designated beneficiary", the surviving spouse will automatically become the new sole Certificate Owner as of the date of the death. And, if the Annuitant is the decedent, the new Annuitant will be any living Contingent Annuitant, otherwise the surviving spouse. The Certificate may stay in force until another death occurs (i.e., until the death of the Certificate Owner or Joint Certificate Owner). Except for this paragraph, all of "Death Provisions" will apply to that subsequent death.

In all other cases, the Certificate may stay in force up to five years from the date of death. During this period, the "designated beneficiary" may exercise all ownership rights, including the right to make transfers or partial withdrawals or the right to surrender the Certificate for its Certificate Withdrawal Value. If this Certificate is still in force at the end of the five-year period, We will automatically end it then by paying to the "designated beneficiary" the Certificate Withdrawal Value without the deduction of any applicable Surrender Charges. If the "designated beneficiary" is not alive then, We will pay any Person(s) named by the "designated beneficiary" in a Written Request; otherwise the "designated beneficiary's" estate.

Death of Annuitant

These provisions apply if during the Accumulation Period while the Certificate is In Force, (a) the Annuitant dies, (b) the Annuitant is not an Owner, and (c) the Owner is a natural person. The Certificate will continue In Force after the Annuitant's death. The new Annuitant will be any living Contingent Annuitant, otherwise the Certificate Owner.

Payment of Benefits

Instead of receiving a lump sum, a Certificate Owner or any "designated beneficiary" may by Written Request direct that We pay any benefit of $2,000 or more under an Annuity Option that meets the following: (a) the first payment to the "designated beneficiary" must be made no later than one year after the date of death; (b) payments must be made over the life of the "designated beneficiary" or over a period not extending beyond that person's life expectancy; and (c) any Annuity Option that provides for payments to continue after the death of the "designated beneficiary" will not allow the successor payee to extend the period of time over which the remaining payments are to be made.

                           Annuity Provisions

General

If the Certificate is In Force on the Income Date, the Adjusted Certificate Value will be applied under the Annuity Option selected by a Certificate Owner. Annuity Payments may be made on a fixed or variable basis or both.

Income Date

The Income Date may be selected by a Certificate Owner. It is shown on the Certificate Schedule. The Income Date can be any time after the Certificate Date for variable payments and any time after the first Certificate Anniversary for fixed payments. The Income Date may not be later than the earlier of when the Annuitant reaches attained age 90 or that required under state law. If no Income Date is selected, it will be the earlier of when the Annuitant reaches attained age 90 or the maximum date permitted under state law, if any.

Prior to the Income Date, a Certificate Owner may change the Income Date by Written Request. Any change must be requested at least 30 days prior to the new Income Date.

Selection of an Annuity Option

An Annuity Option may be selected by a Certificate Owner. If no Annuity Option is selected, Option B will automatically be applied. Prior to the Income Date, a Certificate Owner can change the Annuity Option selected by Written Request. Any change must be requested at least 30 days prior to the Income Date.

Frequency and Amount of Annuity Payments

Annuity Payments are paid in monthly installments unless quarterly, semi-annual or annual payments are chosen. The Adjusted Certificate Value is applied to the Annuity Table for the Annuity Option selected. If the Adjusted Certificate Value to be applied under an Annuity Option is less than $2,000, We reserve the right to make a lump sum payment in lieu of Annuity Payments. If the Annuity Payment would be or becomes less than $100, We will reduce the frequency of payments to a longer interval which will result in each payment being at least $100.

Annuity Options

The following Annuity Options or any other Annuity Option acceptable to Us may be selected:

     OPTION A. ANNUITY FOR A FIXED NUMBER OF YEARS: Annuity Payments for a chosen number of years, not less than 5. If the payee dies during the payment period and the Beneficiary does not desire payments to continue for the remainder of the period, he/she may elect to have the present value of the remaining payments commuted and paid in a lump sum. During the payment period of a Variable Annuity, the payee may elect by Written Request to receive the following amount: (a) the present value of the remaining payments commuted; less (b) any Surrender Charge that may be due by treating the value defined in (a) as a surrender. Instead of receiving a lump sum, the payee may elect another Annuity Option. The amount applied to that Option would not be reduced by the charge defined in (b).

     OPTION B. LIFE ANNUITY WITH PERIOD CERTAIN OF 10 YEARS: Annuity Payments during the lifetime of the payee and in any event for 10 years certain. If the payee dies during the guaranteed payment period and the Beneficiary does not desire payments to continue for the remainder of the guaranteed period, he/she may elect to have the present value of the guaranteed payments remaining commuted and paid in a lump sum.

     OPTION C. JOINT AND SURVIVOR ANNUITY: Annuity Payments payable during the joint lifetime of the payee and a designated second natural person and then during the lifetime of the survivor.

Unless the Annuity Option provides for commutation by the payee, a payee may not withdraw or otherwise end an Annuity Option after it begins. Payments will end upon the payee's death unless the Annuity Option provides for payments continuing to a successor payee. No successor payee may extend the period of time over which the remaining payments are to be made.

Annuity

If a Certificate Owner selects a Fixed Annuity, the Adjusted Certificate Value is allocated to the General Account and the Annuity is paid as a Fixed Annuity. If the Certificate Owner selects a Variable Annuity, the Adjusted Certificate Value will be allocated to the Sub-accounts of the Separate Account in accordance with the selection he or she makes, and the Annuity will be paid as a Variable Annuity. A Certificate Owner can also select a combination of a Fixed and Variable Annuity and the Adjusted Certificate Value will be allocated accordingly. If a Certificate Owner does not select between a Fixed Annuity and a Variable Annuity, any Adjusted Certificate Value in the Variable Account will be applied to a Variable Annuity and any Adjusted Certificate Value in the Fixed Account will be applied to a Fixed Annuity.

The Adjusted Certificate Value will be applied to the applicable Annuity Table contained in the Certificate based upon the Annuity Option a Certificate Owner selects. If, as of the Income Date, the current Annuity Option rates applicable to the class of Certificates issued under the Group Contract provide an initial Annuity Payment greater than the initial Annuity Payment guaranteed under the applicable Annuity Table in the Certificate, the greater payment will be made.

Fixed Annuity

The minimum dollar amount of each Fixed Annuity Payment for each $1,000 of Adjusted Certificate Value is shown in the Annuity Tables. After the initial Fixed Annuity payment, the payments will not change regardless of investment, mortality or expense experience.

Variable Annuity

Variable Annuity Payments reflect the investment performance of the Variable Account in accordance with the allocation of the Adjusted Certificate Value to the Sub-accounts during the Annuity Period. Variable Annuity payments are not guaranteed as to dollar amount.

The dollar amount of the first Variable Annuity payment for each $1,000 of Adjusted Certificate Value is shown in the Annuity Tables. The dollar amount of Variable Annuity payments for each applicable Sub-account after the first Variable Annuity Payment is determined as follows:

          (1) the dollar amount of the first Variable Annuity payment is divided by the value of an Annuity Unit for each applicable Sub-account as of the Income Date. This sets the number of Annuity Units for each monthly payment for the applicable Sub-account. The number of Annuity Units for each applicable Sub-account remains fixed during the Annuity Period;

          (2) the fixed number of Annuity Units per payment in each Sub-account is multiplied by the Annuity Unit Value for that Sub-account for the Valuation Period for which the payment is due.
          This result is the dollar amount of the payment for each applicable Sub-account.

The total dollar amount of each Variable Annuity payment is the sum of all Sub-account Variable Annuity payments reduced by the applicable portion of the Certificate Maintenance Charge.

Annuity Unit

The value of any Annuity Unit for each Sub-Account of the Separate Account was initially set at $10.

The Sub-account Annuity Unit Value at the end of any subsequent Valuation Period is determined as follows:

          (1) the net investment factor calculated as set forth on pages 11-12 (but without the Distribution Charge, if any) for the current Valuation Period is multiplied by the value of the Annuity Unit for the Sub-account for the immediately preceding Valuation Period.

          (2) the result in (1) is then divided by the Assumed Investment Rate Factor which equals 1.00 plus the Valuation Period equivalent of the Assumed Investment Rate for the number of days in the current Valuation Period. The Assumed Investment Rate is equal to 6% per year.

The value of an Annuity Unit may increase or decrease from Valuation Period to Valuation Period.

Using the Tables

Tables 2, 3, 5, and 6 are age-dependent. The amount of the first annuity payment will be based on an age a specified number of years younger than the person's then-attained age (i.e., age last birthday). This age setback is as follows:
Date of First Payment           Age Setback
1996-1999                       1 year
2000-2009                       2 years
2010-2019                       4 years
2020-2029                       5 years
2030 or later                   6 years

We will calculate the amount for a payment frequency other than monthly and for any ages not shown in Tables 2, 3, 5, and 6 in accordance with the next section. Upon request, We will tell a Certificate Owner any such amount.

Basis of Calculation

Tables 1 and 4 are based on interest at 5% and 3%, respectively. Tables 2, 3, 5, and 6 are based on the 1983 Individual Annuity Valuation Tables (sex distinct), with interest at 5% (Tables 2 and 3) and 3% (Tables 5 and 6), projected dynamically with Projection Scale G.

   TABLE 1: FIRST MONTHLY PAYMENT PAYABLE UNDER VARIABLE OPTION 1 FOR EACH
                               $1,000 APPLIED

Years   Payment    Years   Payment     Years    Payment    Years    Payment

5      $18.74       12      $9.16       19      $6.71       25     $5.76
6       15.99       13       8.64       20       6.51       26      5.65
7       14.02       14       8.20       21       6.33       27      5.54
8       12.56       15       7.82       22       6.17       28      5.45
9       11.42       16       7.49       23       6.02       29      5.36
10      10.51       17       7.20       24       5.88       30      5.28
11       9.77       18       6.94

   TABLE 2: FIRST MONTHLY PAYMENT PAYABLE UNDER VARIABLE OPTION 2 FOR EACH
                               $1,000 APPLIED

Age   Male  Female Age   Male  Female Age   Male  Female Age   Male  Female

30   $4.45 $4.34   47  $5.05  $4.78   64  $6.54  $5.98   80  $9.14  $8.67
31    4.47  4.35   48   5.11   4.82   65   6.68   6.10   81   9.29   8.86
32    4.50  4.37   49   5.17   4.87   66   6.82   6.22   82   9.44   9.05
33    4.52  4.39   50   5.23   4.92   67   6.97   6.35   83   9.57   9.23
34    4.55  4.41   51   5.29   4.97   68   7.12   6.49   84   9.69   9.40
35    4.57  4.43   52   5.36   5.02   69   7.28   6.63   85   9.81   9.55
36    4.60  4.45   53   5.43   5.08   70   7.44   6.79   86   9.91   9.69
37    4.63  4.47   54   5.50   5.13   71   7.61   6.95   87  10.01   9.82
38    4.67  4.49   55   5.58   5.20   72   7.78   7.12   88  10.10   9.94
39    4.70  4.52   56   5.67   5.27   73   7.95   7.30   89  10.17  10.04
40    4.74  4.55   57   5.76   5.34   74   8.12   7.48   90  10.24  10.13
41    4.78  4.57   58   5.85   5.41   75   8.30   7.67   91  10.30  10.21
42    4.82  4.60   59   5.95   5.49   76   8.47   7.87   92  10.35  10.27
43    4.86  4.64   60   6.06   5.58   77   8.65   8.07   93  10.39  10.33
44    4.91  4.67   61   6.17   5.67   78   8.82   8.27   94  10.43  10.37
45    4.95  4.70   62   6.29   5.77   79   8.98   8.47   96  10.45  10.41
46    5.00  4.74   63   6.41   5.87

   TABLE 3: FIRST MONTHLY PAYMENT PAYABLE UNDER VARIABLE OPTION 3 FOR EACH
                               $1,000 APPLIED

                          COMBINATION OF AGES

                              FEMALE AGE

       30   35   40   45   50   55   60   65   70   75   80    85    90   95
  30 $4.24$4.28$4.31$4.34$4.36$4.38$4.40$4.42$4.43$4.44$4.45 $4.45 $4.45 $4.46
  35  4.26 4.30 4.35 4.39 4.43 4.47 4.50 4.52 4.54 4.56 4.57  4.57  4.58  4.58
  40  4.28 4.33 4.39 4.45 4.51 4.56 4.61 4.65 4.68 4.71 4.73  4.74  4.75  4.75
M 45  4.29 4.35 4.42 4.50 4.58 4.66 4.74 4.80 4.86 4.90 4.93  4.96  4.97  4.98
A 50  4.30 4.37 4.46 4.55 4.66 4.77 4.88 4.98 5.07 5.14 5.20  5.23  5.25  5.27
L 55  4.31 4.39 4.48 4.59 4.73 4.87 5.03 5.18 5.32 5.44 5.53  5.59  5.63  5.65
E 60  4.32 4.40 4.50 4.63 4.78 4.97 5.18 5.40 5.61 5.80 5.96  6.07  6.13  6.17
  65  4.33 4.41 4.52 4.65 4.83 5.05 5.31 5.61 5.92 6.23 6.50  6.70  6.83  6.90
A 70  4.33 4.42 4.53 4.68 4.87 5.11 5.42 5.80 6.23 6.70 7.14  7.50  7.75  7.90
G 75  4.34 4.42 4.54 4.69 4.89 5.16 5.50 5.95 6.50 7.15 7.83  8.45  8.92  9.23
E 80  4.34 4.43 4.54 4.70 4.91 5.19 5.56 6.06 6.71 7.55 8.52  9.50 10.34 10.93
  85  4.34 4.43 4.55 4.71 4.92 5.21 5.60 6.13 6.86 7.85 9.10 10.52 11.87 12.93
  90  4.34 4.43 4.55 4.71 4.93 5.22 5.62 6.18 6.96 8.06 9.55 11.39 13.34 15.05
  95  4.34 4.43 4.55 4.71 4.93 5.23 5.64 6.21 7.02 8.20 9.86 12.09 14.69 17.20

TABLE 4: MINIMUM MONTHLY PAYMENT PAYABLE UNDER FIXED OPTION A FOR EACH $1,000
                                   APPLIED

Years  Payment  Years  Payment  Years  Payment  Years  Payment

  5     $17.91   12     $8.24    19     $5.73    25     $4.71
  6      15.14   13      7.71    20      5.51    26      4.59
  7      13.16   14      7.26    21      5.32    27      4.47
  8      11.68   15      6.87    22      5.15    28      4.37
  9      10.53   16      6.53    23      4.99    29      4.27
 10       9.61   17      6.23    24      4.84    30      4.18
 11       8.86   18      5.96

TABLE 5: MINIMUM MONTHLY PAYMENT PAYABLE UNDER FIXED OPTION B FOR EACH $1,000
                                   APPLIED

Age  Male  Female  Age  Male  Female  Age  Male  Female  Age  Male  Female
30   $3.12 $2.99   47   $3.82 $3.53   64   $5.40 $4.83   80   $8.15 $7.66
31    3.15  3.01   48    3.88  3.58   65    5.55  4.96   81    8.32  7.86
32    3.18  3.03   49    3.94  3.63   66    5.69  5.08   82    8.47  8.06
33    3.21  3.06   50    4.01  3.68   67    5.85  5.22   83    8.61  8.25
34    3.24  3.08   51    4.08  3.74   68    6.01  5.37   84    8.75  8.43
35    3.27  3.11   52    4.15  3.80   69    6.18  5.52   85    8.87  8.60
36    3.31  3.13   53    4.23  3.86   70    6.35  5.68   86    8.98  8.75
37    3.34  3.16   54    4.31  3.93   71    6.52  5.85   87    9.08  8.88
38    3.38  3.19   55    4.39  4.00   72    6.70  6.03   88    9.18  9.01
39    3.42  3.22   56    4.48  4.07   73    6.89  6.21   89    9.26  9.12
40    3.46  3.25   57    4.58  4.15   74    7.07  6.41   90    9.33  9.21
41    3.51  3.29   58    4.68  4.23   75    7.26  6.61   91    9.40  9.30
42    3.55  3.32   59    4.78  4.32   76    7.44  6.81   92    9.45  9.37
43    3.60  3.36   60    4.89  4.41   77    7.63  7.02   93    9.49  9.43
44    3.65  3.40   61    5.01  4.50   78    7.81  7.23   94    9.53  9.47
45    3.71  3.44   62    5.14  4.61   79    7.98  7.45   95    9.55  9.51
46    3.76  3.49   63    5.27  4.72

TABLE 6: MINIMUM MONTHLY PAYMENT PAYABLE UNDER FIXED OPTION C FOR EACH $1,000
                                   APPLIED

                             COMBINATION OF AGES

                                 FEMALE AGE

       30   35   40   45   50   55   60   65   70   75   80    85   90    95

  30 $2.88$2.93$2.97$3.01$3.04$3.07$3.08$3.10$3.11$3.12$3.12 $3.12 $3.13 $3.13
  35  2.91 2.97 3.03 3.09 3.14 3.18 3.21 3.23 3.25 3.26 3.27  3.27  3.28  3.28
  40  2.93 3.01 3.09 3.17 3.24 3.30 3.35 3.39 3.42 3.44 3.46  3.46  3.47  3.47
  45  2.95 3.04 3.14 3.24 3.34 3.43 3.51 3.58 3.63 3.66 3.69  3.71  3.72  3.72
M 50  2.96 3.06 3.17 3.30 3.43 3.56 3.68 3.79 3.87 3.94 3.98  4.01  4.03  4.03
A 55  2.97 3.07 3.20 3.34 3.50 3.68 3.85 4.02 4.16 4.27 4.34  4.39  4.42  4.44
L 60  2.98 3.09 3.22 3.38 3.56 3.78 4.01 4.25 4.47 4.66 4.80  4.89  4.95  4.98
E 65  2.98 3.09 3.23 3.40 3.61 3.86 4.15 4.48 4.81 5.12 5.37  5.55  5.66  5.72
  70  2.99 3.10 3.24 3.42 3.64 3.92 4.26 4.67 5.13 5.60 6.04  6.38  6.60  6.73
A 75  2.99 3.10 3.25 3.43 3.66 3.96 4.34 4.81 5.39 6.06 6.75  7.35  7.79  8.07
G 80  2.99 3.11 3.25 3.44 3.68 3.99 4.39 4.92 5.60 6.45 7.44  8.42  9.23  9.79
E 85  2.99 3.11 3.26 3.44 3.69 4.00 4.42 4.98 5.73 6.74 8.01  9.44 10.77 11.81
  90  2.99 3.11 3.26 3.45 3.69 4.01 4.44 5.02 5.82 6.93 8.43 10.29 12.25 13.95
  95  2.99 3.11 3.26 3.45 3.70 4.02 4.45 5.04 5.87 7.05 8.73 10.97 13.58 16.11

                                Endorsements

                          To be inserted only by Us





POLICY DESCRIPTION

This is a GROUP VARIABLE ANNUITY CONTRACT with limited purchase payment flexibility. This Contract is non participating with no dividends.

                                                         EXHIBIT 4(j)


                  LIBERTY LIFE ASSURANCE COMPANY OF BOSTON

          Read this Certificate carefully. This document is a description of the legal contract between the Group Contract Owner and Us.

          You may return this Certificate within 10 days after You receive it by delivering or mailing it to Our Office. The return of this Certificate by mail will be effective when the postmark is affixed to a properly addressed and postage prepaid envelope. This returned Certificate will be treated as if We never issued it and We will refund the Certificate Value plus any amount deducted from Your purchase payment before it was allocated to the Variable Account. The Certificate Value will be determined as of the date of surrender (i.e., for a mailed contract, the postmark date).

          This Certificate describes the benefits and provisions of the Group Contract. The Group Contract, as issued to the Group Contract Owner by Us with any riders or endorsements, alone makes up the agreement under which benefits are paid. The Group Contract may be inspected at the office of the Group Contract Owner. In consideration of any application for this Certificate and the payment of purchase payments, We agree, subject to the terms and conditions of the Group Contract, to provide the benefits described in this Certificate to the Certificate Owner.

          If this Certificate is In Force on the Income Date, We will begin making income payments to the Annuitant. We will make such payments according to the terms of the Certificate and Group Contract.

          Signed for the Company on the Issue Date at Our Home Office, 175 Berkeley Street, Boston, Massachusetts 02117:

     _________________________                    _________________________
          Secretary                               President

     POLICY DESCRIPTION

     This is a GROUP VARIABLE ANNUITY CERTIFICATE with limited purchase payment flexibility. This contract is nonparticipating with no dividends.

     ANNUITY PAYMENTS AND OTHER VALUES PROVIDED BY THIS CERTIFICATE, WHEN BASED ON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, ARE VARIABLE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT. VARIABLE ANNUITY PAYMENTS WILL NOT DECREASE OVER TIME IF THE SEPARATE ACCOUNT (AFTER DEDUCTION OF THE ANNUAL [1.55%] ASSET CHARGE) HAS AN ANNUALIZED INVESTMENT RETURN OF AT LEAST 5.0%. SEE PAGES 12-13 AND 19 FOR FURTHER EXPLANATION. CERTIFICATE ASSETS ALLOCATED TO THE SEPARATE ACCOUNT INCUR CHARGES OF [1.55%] BEFORE ANNUITY PAYMENTS BEGIN AND [1.40%] ONCE ANNUITY PAYMENTS BEGIN. INCOME, CAPITAL GAINS, AND/OR LOSSES WHETHER OR NOT REALIZED, FROM ASSETS ALLOCATED TO THE SEPARATE ACCOUNT ARE CREDITED TO OR CHARGED AGAINST THE SEPARATE ACCOUNT WITHOUT REGARD TO INCOME, CAPITAL GAINS, AND/OR LOSSES ARISING OUT OF ANY OTHER BUSINESS THE COMPANY MAY CONDUCT.

                              Table of Contents

                                                                       Page

Right to Examine Certificate                                             1
Certificate Schedule                                                     2
Definitions                                                              3
General Provisions                                                       5
Variable Account Provisions                                             10
Transfers                                                               13
Partial Withdrawals and Total Surrender                                 14
Death Provisions                                                        15
Annuity Provisions                                                      16
Endorsements (if any) are before page                                   22

                                 Definitions

Accumulation Period: The period prior to the Income Date during which Purchase Payments may be made by a Certificate Owner.

Accumulation Unit: An accounting unit used to calculate a Certificate Owner's interest in a Sub-account of the Variable Account during the Accumulation Period.

Adjusted Certificate Value: The Certificate Value less any applicable taxes relating to a Certificate and Certificate Maintenance Charge. This amount is applied to the applicable Annuity Tables to determine Annuity Payments.

Annuitant: The natural person on whose life Annuity Payments are based, and to whom any Annuity Payments will be made starting on the Income Date.

Annuity Options:  Options available for Annuity Payments.

Annuity Payments: The series of payments made to the Annuitant, starting on the Income Date, under the Annuity Option selected.

Annuity Period: The period after the Income Date during which Annuity Payments are made.

Annuity Unit: An accounting unit used to calculate Variable Annuity Payments during the Annuity Period.

Beneficiary: The person(s) or entity(ies) who controls the Certificate if any Certificate Owner dies before the Income Date.

                  LIBERTY LIFE ASSURANCE COMPANY OF BOSTON
                    175 Berkeley Street, Boston, MA 02117

                               Service Office
                         125 High Street, 11th Floor
                              Boston, MA 02110


                            Certificate Schedule

GROUP CONTRACT OWNER          Liberty Insurance Trust
GROUP CONTRACT NUMBER         DVA002
CERTIFICATE NUMBER            123455
CERTIFICATE OWNER             John Q. Public, male, 1/1/40
JOINT CERTIFICATE OWNER       Jane Q. Public, female, 2/29/40
ANNUITANT                     Thomas Doe, male, 11/22/40
COVERED PERSONS               John Q. Public, Jane Q. Public, Thomas Doe
ISSUE STATE                   Rhode Island
IRS PLAN TYPE                 Non-Qualified
CERTIFICATE DATE              November 1, 1995
INCOME DATE                   November 1, 2010
INITIAL PURCHASE PAYMENT      $10,000
MINIMUM INITIAL PAYMENT       $5,000
MINIMUM ADDITIONAL PAYMENT    $1,000

Charges

Distribution Charge: We deduct 0.000411% of the assets in each Variable Account Sub-Account on a daily basis (equivalent to an annual rate of 0.15%) to compensate Us for a portion of Our distribution costs.

Administrative Charge:  None.

Mortality and Expense Risk Charge: We deduct 0.003403% of the assets in each Variable Account Sub-account on a daily basis (equivalent to an annual rate of 1.25%) for Our mortality and expense risks.

Certificate Maintenance Charge: We charge $36 to cover a portion of Our ongoing Certificate maintenance expenses. The charge is incurred at the beginning of the Certificate Year and is deducted on each Certificate Anniversary and at the time of total surrender.

Transfer Charge: Currently none, however, We reserve the right to charge $25 for a transfer if You make more than 12 transfers per Certificate Year.

Surrender Charge: At the time of each partial withdrawal or at total surrender a contingent deferred sales charge is imposed as a percentage of each Purchase Payment during the seven years after the date of its payment, as follows:

Year 1   Year 2   Year 3   Year 4   Year 5    Year 6   Year 7
7%       6%       5%       4%       3%        2%       1%
Thereafter 0%.

Initial Purchase Payment Allocation

Currently,  Certificate  Owners  can select 17  Sub-accounts  and  the  Fixed
Account.   We  reserve  the  right to increase  or  decrease  the  number  of available Sub-accounts. The minimum You may allocate to any Sub-account or the Fixed Account is 5% of any Purchase Payment. Your initial Purchase Payment has been invested as follows:

     Alger Growth                            x%
     Alger Small Cap                         x%
     Alliance Global Bond                    x%
     Alliance Premier Growth                 x%
     Colonial Growth & Income                x%
     Colonial Int'l Fund for Growth          x%
     Colonial Strategic Income               x%
     Colonial U.S. Fund for Growth           x%
     Colonial Utilities                      x%
     MFS Emerging Growth                     x%
     MFS Research                            x%
     Newport Tiger                           x%
     SteinRoe Cap Appreciation               x%
     SteinRoe Cash Income                    x%
     SteinRoe Managed Assets                 x%
     SteinRoe Managed Growth Stock           x%
     SteinRoe Mortgage Sec Income            x%

     Fixed Account - 1 Year                  x%
     Fixed Account - 3 Years                 x%
     Fixed Account - 5 Years                 x%
     Fixed Account - 7 Years                 x%

Transfer Guidelines

Number of Transfers and Transfer Charge: Currently, Certificate Owners are permitted unlimited transfers per Certificate Year during the Accumulation Period and unlimited transfers every 12 months during the Annuity Period. We reserve the right to change, upon notice, the frequency of transfers You can make. We also reserve the right to impose a charge for any transfer in excess of 12 per Certificate Year. The transfer charge is shown in the Charges section of the Schedule.

Minimum amount to be transferred: None.

Minimum amount which must remain in a Sub-account after transfer: None.

Partial Withdrawals

You may make partial withdrawals during the Accumulation Period without incurring a surrender charge, as follows:

     (1) In any Certificate Year You may withdraw an aggregate amount not to exceed, at the time of withdrawal:

               (a)  the Certificate Value, less
               (b) the portion of Your Purchase Payments not previously withdrawn; and

      (2) In any Certificate Year after the first, You may also withdraw the positive difference, if any, between the amount withdrawn pursuant to (1) above in any such subsequent year and 10% of Your Certificate Value as of the preceding Certificate Anniversary.

We will collect the surrender charge shown on the Schedule with respect to partial withdrawals in excess of the amounts described in (1) and (2) above.

Minimum withdrawal amount: $300, unless the withdrawal is made pursuant to Our systematic withdrawal program, in which case the minimum withdrawal is $100.

Minimum  Certificate  Value  which must remain after  a  partial  withdrawal:
$2,500.

Death Benefits

Adjustment of Certificate Value
When We receive due proof of death of the Certificate Owner, any Joint Certificate Owner, or the Annuitant if the Certificate Owner is a non-natural Person, We will compare, as of the date of death, the Certificate Value to the Death Benefit amount defined in this Schedule. If the Certificate Value is less than the Death Benefit, We will increase the current Certificate Value by the amount of the difference. Any amount credited will be allocated to the Variable Account and/or the Fixed Account based on the Purchase Payment allocation selection that is in effect when We receive due proof of death.

Waiver of Surrender Charges

If the Certificate is surrendered within 90 days of the date of death of the Certificate Owner, any Joint Certificate Owner, or the Annuitant if the
Certificate Owner is a non-natural Person, any applicable surrender charges will not be deducted from the Certificate Withdrawal Value.

Death Benefit Amount

Certificate Anniversary Death Benefit
On the Certificate Date, the Death Benefit is the initial Purchase Payment. On subsequent Valuation Dates, the Death Benefit is calculated as follows:

   (1)   (a)   Start with the Death Benefit from the  Certificate
               Date;
         (b)   Add  to (a) any additional Purchase Payments  paid
               since  the Certificate Date and subtract from (a) any  partial
               withdrawals   (including  any  associated   surrender   charge
               incurred) made since the Certificate Date;
    (2)  (a)   Determine the Certificate Value for each Certificate
               Anniversary (the "Anniversary Value") before the 81st birthday of the Certificate Owner or, if the Certificate Owner is a non-
               natural Person, the Annuitant;
         (b)   Increase each "Anniversary Value" by any  Purchase
               Payments made after that Value's Anniversary;
         (c)   Decrease each "Anniversary Value" by the following
               amount calculated at the time of each partial withdrawal  made after  that  Value's  Anniversary: (i) the partial  withdrawal amount  (including any associated surrender  charge  incurred)
               divided  by  the Certificate Value immediately  preceding  the
               withdrawal,   (ii)  multiplied  by  the  "Anniversary   Value"
               immediately preceding the withdrawal;
         (d)   Select the highest "Anniversary Value"  after  the
               adjustments in (b) and (c) above;
     (3)  Set the Death Benefit equal to the greater of (1) and (2).

If there is a change of Certificate Owner, the new Certificate Owner's age will be used to determine the amount in (2) above.

The Variable Separate Account

Sub-accounts investing in shares of mutual funds

Variable Account A is a unit investment trust variable separate account, organized in and governed by the laws of the State of Rhode Island, Our state of domicile. Variable Account A is divided into Sub-accounts. Each Sub-account listed below invests in shares of the corresponding Portfolio of the Eligible Fund shown.

Sub-account                   Eligible Fund and Portfolio

                              The Alger American Fund

Alger Growth                  Alger American Growth Portfolio - seeks
Sub-account                   long-term capital appreciation.

Alger Small Cap               Alger American Small Capitalization
Sub-account                   Portfolio - seeks long-term capital
                              appreciation.

                              Alliance Variable Products Series Fund, Inc.

Alliance Global Bond          Global Bond Portfolio - seeks a high level of
Sub-account                   return from a combination of current income
                              and capital appreciation by investing in a globally diversified portfolio of high quality debt securities denominated in the U.S. Dollar and a range of foreign currencies.

Alliance Premier Growth       Premier Growth Portfolio - seeks growth of
Sub-account                   capital rather than current income.

                              Keyport Variable Investment Trust

Colonial Growth & Income      Colonial-Keyport Growth and Income
Sub-account                   Fund  - seeks primarily  income
                              and long-term capital growth and, secondarily, preservation of capital.

Colonial Strategic Income     Colonial-Keyport Strategic Income Fund -
Sub-account                   seeks a high level of current income,  as is
                              consistent with prudent risk and maximizing total return, by diversifying investments primarily in U.S. and foreign government and high yield, high risk corporate debt securities.

Colonial Int'l Fund for       Colonial-Keyport International Fund for
Growth Sub-account            Growth - seeks long-term capital growth, by
                              investing      primarily in non-U.S. equity
                              securities.

Colonial U.S. Fund for        Colonial-Keyport U.S. Fund for Growth -
Growth Sub-account            seeks growth exceeding over time the S&P
                              500 Index (Standard & Poor's Corporation
                              Composite Price Index) performance.

Colonial Utilities            Colonial-Keyport Utilities Fund - seeks
Sub-account                   primarily  current income  and, secondarily,
                              long-term   capital growth.

Newport Tiger                 Newport-Keyport Tiger Fund - seeks long-
Sub-account                   term capital growth by investing primarily
                              in equity securities of companies located in the four Tigers of Asia (Hong Kong, Singapore,
                              South Korea and Taiwan) and the other mini-
                              Tigers of East Asia (Malaysia, Thailand,
                              Indonesia, China and the Philippines).

                              MFS Variable Insurance Trust

MFS Emerging Growth           MFS Emerging Growth Series - seeks to provide
Sub-account                   long-term growth of capital.

MFS Research                  MFS Research Series - seeks to provide long-
Sub-Account                   term growth of capital and future income.

                              SteinRoe Variable Investment Trust

SteinRoe Cap Appreciation     Capital Appreciation Fund - seeks capital
Sub-account                   growth by investing primarily in common
                              stocks, convertible securities, and other securities selected for prospective capital growth.

SteinRoe  Cash  Income        Cash Income Fund -  seeks  high  current income
Sub-account                   from short-term money market instruments
("Money  Market" Sub-account) while emphasizing preservation of capital  and maintaining excellent liquidity.

SteinRoe Managed Assets       Managed Assets Fund - seeks high total inves-
Sub-account                   tment return through investment in  a  changing
                              mix of securities.

SteinRoe Managed Growth       Managed Growth Stock Fund - seeks long-term
Stock  Sub-account            growth of capital through investment primarily
                              in common stocks.

SteinRoe Mortgage Securities  Mortgage Securities Income Fund - seeks
Sub-Account                   highest Income possible level of current
                              income consistent with safety of principal and maintenance of liquidity through investment primarily in mortgage-backed securities.

Sub-accounts investing directly in securities - None.

The Fixed Account

The Fixed Account is part of Our General Account, which consists of all of Our assets except the assets of the Variable Account and the assets of other separate accounts that We maintain. Subject to applicable law, We have sole discretion over investments of the assets of the Fixed Account. If You allocate assets to the Fixed Account, Your accumulation values and annuity payments will have guaranteed minimums.

Before the Income Date, Your interest in the Fixed Account is measured by the Fixed Account Value. When annuity payments begin, the payee's interest in the Fixed Account is measured by the amount of each periodic payment.

Benefits from the Fixed Account will not be less than the minimum values required by any law of the jurisdiction where the Certificate is delivered.

Purchase Payments will be allocated to the Fixed Account in accordance with Your selection at the Certificate Date. You may change such selection by Written Request.

The Fixed Account Value at any time is equal to:

     (1) all Purchase Payments allocated to the Fixed Account plus the interest subsequently credited on those payments; plus
     (2) any Variable Account value transferred to the Fixed Account plus the interest subsequently credited on the transferred value; less
     (3)  any prior partial withdrawals from the Fixed Account; less
     (4)  any Fixed Account Value transferred to the Variable Account.

We will credit interest to Purchase Payments allocated to the Fixed Account at rates declared by Us for Guarantee Periods of one or more years from the month and day of allocation. The minimum Guaranteed Interest Rate is 3% per year.

Certificate Owner Services

The Programs. Liberty Life offers the following investment related programs which are available only prior to the Income Date: Dollar Cost Averaging; Capital Protection Plus; and Systematic Withdrawal Programs. A Rebalancing Program is available prior to and after the Income Date. Under each Program, the related transfers between and among Sub-Accounts and the Fixed Account are not counted as one of the twelve free transfers. Each Programs has its own requirements, as discussed below. Liberty Life reserves the right to terminate any Program.

Dollar Cost Averaging Program. The program periodically transfers Accumulation Units from the SteinRoe Cash Income Sub-Account or the One-Year Guarantee Period of the Fixed Account to other Sub-Accounts selected by the Certificate Owner. The program allows a Certificate Owner to invest in Variable Sub-Accounts over time rather than having to invest in those Sub-Accounts all at once. The program is available for initial and subsequent Purchase Payments and for Certificate Value transferred into the SteinRoe Cash Income Sub-Account or the One-Year Guarantee Period. Under the program, Liberty Life makes automatic transfers on a periodic basis out of the SteinRoe Cash Income Sub-Account or the One-Year Guarantee Period into one or more of the other available Sub-Accounts (Liberty Life reserves the right to limit the number of Sub-Accounts the Certificate Owner may choose but there are currently no limits). The program will automatically end if the Income Date occurs. Liberty Life reserves the right to end the program at any time by sending the Certificate Owner a notice one month in advance.

Rebalancing Program. In accordance with the Certificate Owner's election of the relative Purchase Payment percentage allocations, Liberty Life will automatically rebalance the Certificate Value of each Sub-Account either monthly, quarterly, semi-annually, or annually. On the last day of the period selected, Liberty Life will automatically rebalance the Certificate Value in each of the Sub-Accounts to match the current Purchase Payment percentage allocations. The Program may be terminated at any time and the percentages may be altered by Written Request. Certificate Value allocated to the Fixed Account is not subject to automatic rebalancing. After the Income Date, automatic rebalancing applies only to variable annuity payments and Liberty Life will rebalance the number of Annuity Units in each Sub-Account.

Systematic Withdrawal Program. Liberty Life will make monthly, quarterly, semi-annually or annual distributions of a predetermined dollar amount to the Certificate Owner that has enrolled in the Systematic Withdrawal Program. The Certificate Owner may specify the amount of each partial withdrawal, subject to a minimum of $100. Systematic withdrawals may only be made from the Sub-Accounts and the One Year Guarantee Period of the Fixed Account. In each Certificate Year, portions of Certificate Value may be withdrawn without the imposition of any Contingent Deferred Sales Charge ("Free Withdrawal Amount"). If withdrawals pursuant to the Program are greater than the Free
Withdrawal Amount, the amount of the withdrawals greater than the Free Withdrawal Amount will be subject to the applicable Contingent Deferred Sales Charge. Any unrelated voluntary partial withdrawal a Certificate Owner makes during a Certificate Year will be aggregated with withdrawals pursuant to the Program to determine the applicability of any Contingent Deferred Sales Charge under the Certificate provisions regarding partial withdrawals.

Capital Protection Plus Under this program, Liberty Life will allocate part of the Purchase Payment to the Guarantee Period selected by the Certificate Owner so that such part, based on that Guarantee Period's interest rate in effect on the date of allocation, will equal at the end of the Guarantee Period the total Purchase Payment. The rest of the Purchase Payment will be allocated to the Sub-Account(s) of the Variable Account based on the Certificate Owner's allocation. If any part of the Fixed Account Value is surrendered or transferred before the end of the Guarantee Period, the Value at the end of that Period will not equal the original Purchase Payment amount.
                         Definitions (continued)

Certificate: The document issued to a Certificate Owner to evidence a Certificate Owner's participation under the Group Contract. The Certificate summarizes the benefits and provisions of the Group Contract.

Certificate Anniversary:  An anniversary of the Certificate Date.

Certificate Date: The date a Certificate is issued to a Certificate Owner. The Certificate Date is shown on the Certificate Schedule.

Certificate Owner: The person who owns a Certificate under the Group Contract. Any Joint Certificate Owners and the Certificate Owner own the Certificate equally with rights of survivorship.

Certificate Value: The sum of the Certificate Owner's interest in the Sub-accounts of the Variable Account and the Fixed Account during the Accumulation Period.

Certificate Year: The first Certificate Year is the annual period which begins on the Certificate Date. Subsequent Certificate Years begin on each Certificate Anniversary.

Eligible Fund:  An investment entity shown on the Certificate Schedule.

Fixed Account: The account We establish to support Fixed Allocations. The Certificate Schedule shows whether the Fixed Account is available under the Certificate.

Fixed Account Value: The value of all Fixed Account amounts accumulated under this Certificate prior to the Income Date.

Fixed Allocation: An amount allocated to the Fixed Account that is credited with a Guaranteed Interest Rate for a specified Guarantee Period.

Fixed Annuity: An annuity with a series of payments made during the Annuity Period which are guaranteed as to dollar amount by Us.

General Account: Our general investment account which contains all of Our assets except those in the Variable Account and Our other separate accounts.

Group Contract Owner: The person or entity to which the Group Contract is issued.

Guaranteed Interest Rate: The effective annual interest rate which We will credit for a specified Guarantee Period.

Guarantee Period: The period of year(s) a rate of interest is guaranteed to be credited within the Fixed Account.

Income Date: The date on which Annuity Payments begin. The Income Date is shown on the Certificate Schedule.

In Force: The status of a Certificate before the Income Date so long as it has not been totally surrendered and there has not been a death of a Certificate Owner or Joint Certificate Owner that will cause the Certificate to end within five years of the date of death.

Office:  Our service office shown on the Certificate Schedule.

Person: A human being, trust, corporation, or any other legally recognized entity.

Portfolio: A series of an Eligible Fund which constitutes a separate and distinct class of shares.

Purchase Payment: A payment made by or on behalf of a Certificate Owner with respect to a Certificate.

Sub-account: Variable Account assets are divided into Sub-accounts. Assets of each Sub-account will be invested in shares of a Portfolio of an Eligible Fund, or directly in portfolio securities.

Valuation Date: Each day on which We and the New York Stock Exchange ("NYSE") are open for business, or any other day that the Securities and Exchange Commission requires that mutual funds, unit investment trusts or other investment portfolios be valued.

Valuation Period: The period of time beginning at the close of business of the NYSE on each Valuation Date and ending at the close of business on the next succeeding Valuation Date.

Variable Account:  Our Variable Account(s) shown on the Certificate Schedule.

Variable Annuity: An annuity with payments which vary as to dollar amount in relation to the investment performance of specified Sub-accounts of the Variable Account.

We, Us, Our:  Liberty Life Assurance Company of Boston.

Written Request: A request in writing, in a form satisfactory to Us, and received by Us at Our Office.

You, Your:  The Certificate Owner and any Joint Certificate Owners.

                            General Provisions

Purchase Payments

The initial Purchase Payment is due on the Certificate Date. It must be paid at Our Office in United States currency. Coverage under a Certificate does not take effect until We have accepted the initial Purchase Payment during Your lifetime. Each Purchase Payment after the Certificate Date must be at least the amount shown on the Certificate Schedule. Provided the Certificate Value under a Certificate does not go to zero, a Certificate will stay in force until the Income Date even if You make no payments after the initial one. We reserve the right to reject any subsequent Purchase Payment.

Allocation of Purchase Payments

Your initial Purchase Payment is allocated to the Sub-accounts of the Variable Account, and to the Fixed Account if available, in accordance with the selections made by You at the Certificate Date. Unless otherwise changed by You, subsequent Purchase Payments are allocated in the same manner as the initial Purchase Payment. Allocation of Purchase Payments is subject to the terms and conditions imposed by Us. We reserve the right to allocate initial Purchase Payments to the Money Market Sub-account until the expiration of the Right to Examine Certificate period set forth on the first page of the Certificate.

The Contract

The Group Contract, including the application, if any, and any attached rider or endorsement constitute the entire contract between the Group Contract Owner and Us. All statements made by the Group Contract Owner, any Certificate Owner or any Annuitant will be deemed representations and not warranties. No such statement will be used in any contest unless it is contained in the application signed by the Group Contract Owner or in a written instrument signed by the Certificate Owner, a copy of which has been furnished to the Certificate Owner, the Beneficiary or to the Group Contract Owner.

Only Our President or Secretary may agree to change any of the terms of the Group Contract. Any changes must be in writing. Any change to the terms of a Certificate must be in writing and with Your consent, unless provided otherwise by the Group Contract and the Certificate.

To assure that the Group Contract and the Certificate will maintain their status as a variable annuity under the Internal Revenue Code, We reserve the right to change the Group Contract and any Certificate issued thereunder to comply with future changes in the Internal Revenue Code, any regulations or rulings issued thereunder, and any requirements otherwise imposed by the Internal Revenue Service. The Group Contract Owner and the affected Certificate Owner will be sent a copy of any such amendment.

We reserve the right, subject to the approval of the New York Superintendent of Insurance and compliance with U.S. laws as currently applicable or subsequently changed, to: (a) operate the Variable Account in any form permitted under the Investment Company Act of 1940, as amended, (the "1940 Act"), or in any other form permitted by law; (b) take any action necessary to comply with or obtain and continue any exemptions from the 1940 Act, or to comply with any other applicable law; (c) transfer any assets in any Sub-account to another Sub-account, or to one or more separate investment accounts, or the General Account; or to add, combine or remove Sub-accounts in the Variable Account; and (d) change the way We assess charges, so long as We do not increase the aggregate amount beyond that currently charged to the Variable Account and the Eligible Funds in connection with this Certificate. If the shares of any of the Eligible Funds should become unavailable for investment by the Variable Account or if in Our judgment further investment in such Portfolio shares should become inappropriate in view of the purpose of the Certificate, We may add or substitute shares of another mutual fund for the Portfolio shares already purchased under the Certificate. No substitution of Portfolio shares in any Sub-account may take place without prior approval of the Securities and Exchange Commission and notice to the affected Certificate Owners, to the extent required by the 1940 Act.

Certificate Owner

You are the Certificate Owner of this Certificate. You have all rights and may receive all benefits under a Certificate. A Certificate Owner is the person designated as such on the Certificate Date, unless changed. You may exercise all rights of this Certificate while it is In Force, subject to the rights of (a) any assignee under an assignment filed with Us, and (b) any irrevocably named Beneficiary.

Joint Certificate Owner

A Certificate can be owned by Joint Certificate Owners. Upon the death of any Certificate Owner or Joint Certificate Owner, the surviving owner(s) will be the primary Beneficiary(ies). Any other beneficiary designation will be treated as a Contingent Beneficiary unless otherwise indicated in a Written Request filed with Us.

Annuitant

The Annuitant is the person on whose life Annuity Payments are based. The Annuitant is the person designated by You at the Certificate Date, unless changed prior to the Income Date. Any change of Annuitant is subject to Our underwriting rules then in effect. The Annuitant may not be changed in a Certificate which is owned by a non-natural person. You may name a Contingent Annuitant. The Contingent Annuitant becomes the Annuitant if the
Annuitant dies while this Certificate is In Force.   If the Annuitant dies
and no Contingent Annuitant has been named, We will allow You sixty days to designate someone other than Yourself as Annuitant. You will be the Contingent Annuitant unless You name someone else. If the Certificate is owned by a non-natural person, the death of the Annuitant will be treated as the death of the Certificate Owner and a new Annuitant may not be designated.

Beneficiary

The Beneficiary is the person who controls the Certificate if any Certificate Owner dies prior to the Income Date. If the Certificate is owned by Joint Certificate Owners, upon the death of any Certificate Owner or Joint Certificate Owner, the surviving owner(s) will become the primary Beneficiary. Any other beneficiary designation will be treated as a Contingent Beneficiary unless otherwise indicated in a Written Request filed with Us. If You name more than one Person as Primary Beneficiary or as Contingent Beneficiary, and do not state otherwise on an application or in a Written Request to Us, any non-survivors will not receive a benefit. The survivors will receive equal shares. Subject to the rights of any irrevocable Beneficiary(ies), You may change primary or contingent Beneficiary(ies). A change must be made by Written Request and will be
effective as of the date the Written Request is signed.   We will not be
liable for any payment We make or action We take before We receive the Written Request.

Group Contract Owner

The Group Contract Owner has title to the Group Contract. The Group Contract and any amount accumulated under any Certificate are not subject to the claims of the Group Contract Owner or any of its creditors. The Group Contract Owner may transfer ownership of this Group Contract. Any transfer of ownership terminates the interest of any existing Group Contract Owner.
It does not change the rights of any Certificate Owner. Nothing in the Group Contract shall invalidate or impair any right granted to the Certificate Owner by the Certificate or New York law.

Change of Certificate Owner, Beneficiary or Contingent Annuitant

While this Certificate is In Force, You may by Written Request change the primary Certificate Owner, Joint Certificate Owner, primary Beneficiary, Contingent Beneficiary, Contingent Annuitant, or in certain instances, the Annuitant. An irrevocably named Person may be changed only with the written consent of such Person. The change will be effective, following Our receipt of the Written Request, as of the date the Written Request is signed. The change will not affect any payments We make or actions We take prior to the time We receive the Written Request.

Assignment of the Certificate

You may assign this Certificate at any time while it is In Force. The assignment must be in writing and a copy must be filed at Our Office. Your rights and those of any revocably named Person will be subject to the assignment. An assignment will not affect any payments We make or actions We take before We receive the assignment. We are not responsible for the validity of any assignment.

Misstatement of Age or Sex

If the age or sex of the Annuitant or any payee has been misstated, We will compute the amount payable based on the correct age and sex. If Annuity Payments have begun, any underpayment(s) that have been made plus interest thereon at a rate of 5% per year will be paid in full with the next Annuity Payment. Any overpayment plus interest thereon at a rate of 5% per year, unless repaid to Us in one sum, will be deducted from future Annuity Payments otherwise due until We are repaid in full.

Non-Participating

This Certificate does not participate in Our divisible surplus.

Evidence of Death, Age, Sex or Survival

If a Certificate provision relates to the death of a natural Person, We will require proof of death before We will act under that provision. Proof of death shall be: (a) a certified death certificate; or (b) a certified decree of a court of competent jurisdiction as to the finding of death; or (c) a written statement by a medical doctor who attended the deceased; or (d) any other document constituting due proof of death under applicable state law.
If Our action under a Certificate provision is based on the age, sex, or survival of any Person, We may require evidence of the particular fact before We act under that provision.

Protection of Proceeds

No Beneficiary or payee may commute or assign any payments under a Certificate before they are due. To the extent permitted by law, no payments shall be subject to the debts of any Beneficiary or payee or to any judicial process for payment of those debts.

Reports

We will send Certificate Owners a report that shows the Certificate Value at least once each Certificate Year. We will send any other reports that may be required by law.

Taxes

Any taxes paid to any governmental entity relating to a Certificate will be deducted from the Purchase Payments or Certificate Value. We may, in Our sole discretion, delay the deduction until a later date. By not deducting tax payments at the time of Our payment, We do not waive any right We may have to deduct amounts at a later date. We will, in Our sole discretion, determine when taxes relate to a Certificate or to the operation of the Variable Account. We reserve the right to establish a provision for federal income taxes if We determine, in Our sole discretion, that We will incur a tax as a result of the operation of the Variable Account. Such a provision will be reflected in the Accumulation and Annuity Unit Values. We will deduct for any income taxes incurred by Us as a result of the operation of the Variable Account whether or not there was a provision for taxes and whether or not it was sufficient. We will deduct from any payment under this Certificate any withholding taxes required by applicable law.

Regulatory Requirements

All values payable under a Certificate will not be less than the minimum benefits required by the laws and regulations of the states in which the Certificate is delivered.

Suspension or Deferral of Payments

We reserve the right to suspend or postpone payments for a withdrawal, transfer, surrender or death benefit for any period when:

     (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings); or

     (2)  trading on the New York Stock Exchange is restricted;  or

     (3) an emergency exists as a result of which valuation or disposal of the assets and securities of the Variable Account is not reasonably practicable; or

     (4) the Securities and Exchange Commission, by order or pronouncement, so permits for the protection of Certificate Owners;

provided that applicable rules and regulations of the Securities and Exchange Commission govern as to whether the conditions described in (2) and (3) above exist.

We reserve the right to delay payment of amounts allocated to the Fixed Account for up to six months.

                       Variable Account Provisions

The Variable Account

The Variable Account(s) is designated on the Certificate Schedule and consists of assets set aside by Us, which are kept separate from Our general assets and all other variable account assets We maintain. We own the assets of the Variable Account. Variable Account assets equal to reserves and other contract liabilities will not be chargeable with liabilities arising out of any other business We may conduct. We may transfer to Our General Account assets which exceed the reserves and other liabilities of the Variable Account. Income and realized and unrealized gains or losses from assets in the Variable Account are credited to or charged against the account without regard to other income, gains or losses in Our other investment accounts.

The Variable Account assets are divided into Sub-accounts. The Sub-accounts which are available under the Certificate are shown on the Certificate Schedule. The assets of the Sub-accounts of the unit investment trust variable separate account are allocated to the Eligible Fund(s) and the Portfolio(s), if applicable, within an Eligible Fund shown on the Certificate Schedule. The assets of the Sub-accounts of the investment company variable separate account, if applicable, are invested in portfolios of securities designed to meet the objectives of the Sub-Account shown on the Certificate Schedule. We may, from time to time, add additional Sub-accounts, Eligible Funds or Portfolios to those shown on the Certificate Schedule. You may be permitted to transfer Certificate Values or allocate Purchase Payments to the additional Sub-Accounts, Eligible Funds or Portfolios. However, the right to make such transfers or allocations will be limited by the terms and conditions imposed by Us.

We also have the right to eliminate Sub-accounts from the Variable Account, to combine two or more Sub-accounts or to substitute a new Portfolio for the Portfolio in which a Sub-account invests. A substitution may become necessary if, in Our discretion, a Portfolio or Sub-account no longer suits the purposes of the Group Contract. This may happen: due to a change in laws or regulations or a change in a Portfolio's investment objectives or restrictions; because the Portfolio or Sub-account is no longer available for
investment; or for some other reason.   We will obtain any prior approvals
that may be required from the insurance department of Our state of domicile, the New York Superintendent of Insurance and from the SEC or any other governmental entity before making such a substitution.

When permitted by law, We reserve the right to:

     (1)  Deregister a Variable Account under the 1940 Act;
     (2) Operate a Variable Account as a management company under the 1940 Act, if it is operating as a unit investment trust;
     (3) Operate a Variable Account as a unit investment trust under the 1940 Act, if it is operating as a management company;
     (4)  Restrict or eliminate any voting rights as to the account;
     (5)  Combine the Variable Account with any other variable account.

Valuation of Assets

The assets of the Variable Account are valued at their fair market value in accordance with Our procedures.

Accumulation Units

Your Variable Account value will fluctuate in accordance with the investment results of the Sub-accounts to which You have allocated Your Purchase Payments or Certificate Value. In order to determine how these fluctuations affect Your Certificate Value, We use an Accumulation Unit value. Accumulation Units are used to account for all amounts allocated to or withdrawn from the Sub-accounts of the Variable Account as a result of Purchase Payments, partial withdrawals, transfers, or charges deducted from the Certificate Value. We determine the number of Accumulation Units of a Sub-account purchased or canceled by dividing the amount allocated to, or withdrawn from, the Sub-account by the dollar value of one Accumulation Unit of the Sub-account as of the end of the Valuation Period during which We receive the request for the transaction.

Accumulation Unit Value

The Accumulation Unit Value for each Sub-account was initially set at $10. Subsequent Accumulation Unit Values for each Sub-account are determined by multiplying the Accumulation Unit Value for the immediately preceding Valuation Period by a net investment factor for the Sub-account for the current period. This factor may be greater or less than 1.0; therefore, the Accumulation Unit Value may increase or decrease from Valuation Period to Valuation Period.

We calculate the net investment factor for each Sub-account investing in shares of mutual funds by dividing (a) by (b) and then subtracting (c) where:

     (a) is equal to:
          (i) the net asset value per share of the Portfolio in which the Sub-account invests at the end of the Valuation Period; plus
          (ii) any dividend per share declared for the Portfolio that has an ex-dividend date within the current Valuation Period.

     (b) is the net asset value per share of the Portfolio at the end of the preceding Valuation Period.

     (c) is equal to:
          (i) the sum of each Valuation Period equivalent of the annual rate for the Mortality and Expense Risk Charge, for the Administrative Charge, and for the Distribution Charge, if any, which are shown on the Certificate Schedule; plus
          (ii) a charge factor, if any, for any tax provision established by Us a result of the operation of the Sub-account.

We calculate the net investment factor for each Sub-account investing directly in securities with the same formula, except:

     (a)  is equal to:
          (i) the value of the assets in the Sub-account at the end of the preceding Valuation Period; plus
          (ii) any investment income and capital gains, realized or unrealized, credited to the assets during the current Valuation Period; less
          (iii) any capital losses, realized or unrealized, charged against the assets during the current Valuation Period; less
          (iv) all operating and investment expenses relating to the assets that are incurred during the current Valuation Period.
     (b) is the value of the assets in the Sub-account at the end of the preceding Valuation Period.

Mortality and Expense Risk Charge

Each Valuation Period We deduct a Mortality and Expense Risk Charge from each Sub-account of the Variable Account which is equal, on an annual basis, to the amount shown on the Certificate Schedule. The Mortality and Expense Risk Charge compensates Us for assuming the mortality and expense risks with respect to the Certificates We issue. We guarantee the dollar amount of each Annuity Payment after the first Annuity Payment will not be affected by variations in mortality or expense experience.

Administrative Charge

Each Valuation Period We deduct an Administrative Charge from the Variable Account which is equal, on an annual basis, to the amount shown on the Certificate Schedule. The Administrative Charge compensates Us for the costs associated with administration of the Variable Account and the Certificates We issue.

Distribution Charge

Each Valuation Period We deduct a Distribution Charge from the Variable Account which is equal, on an annual basis, to the amount shown on the Certificate Schedule. The Distribution Charge compensates Us for the costs associated with the distribution of the Certificates We issue.

Certificate Maintenance Charge

We deduct a Certificate Maintenance Charge from the Certificate Value by canceling Accumulation Units from each applicable Sub-account to reimburse Us for expenses relating to the maintenance of the Certificate. We will deduct the Certificate Maintenance Charge from the Sub-accounts of the Variable Account in the same proportion that the amount of Certificate Value in each Sub-account bears to the Certificate Value. The Certificate Maintenance Charge is shown on the Certificate Schedule. The Certificate Maintenance Charge will be deducted from the Certificate Value on each Certificate Anniversary during the Accumulation Period.

If a total surrender is made on a date other than a Certificate Anniversary, the Certificate Maintenance Charge will be deducted at the time of surrender.

During the Annuity Period, the Certificate Maintenance Charge will be deducted on a pro-rata basis from each Annuity Payment.

                                Transfers

Subject to any limitation We impose on the number of transfers permitted in a Certificate Year, You may transfer all or part of Your Certificate Value among the Sub-accounts and the Fixed Account, if any, by Written Request or by telephone without the imposition of any fees or charges. Transfers among the Sub-accounts and the Fixed Account are permitted only during the Accumulation Period. The number of permitted transfers, and the charge for transfers in excess of that number, are shown on the Certificate Schedule. All transfers are subject to the following:

     (1) If more than the number of free transfers, shown on the Certificate Schedule, are made in a Certificate Year, We will deduct a transfer charge, shown on the Certificate Schedule, for each subsequent transfer. The transfer fee will be deducted from the Sub-account from which the transfer is made. However, if You transfer Your entire interest in a Sub-account, the transfer fee will be deducted from the amount transferred. If You make a transfer from more than one Sub-account, any transfer fee will be allocated pro-rata among such Sub-accounts in proportion to the amount transferred from each. The deduction of any fees We impose on such transfers will not exceed the maximum listed on page 3.

     (2) During the Annuity Period, transfers of values between Sub-accounts will be made by converting the number of Annuity Units being transferred to the number of Annuity Units in the Sub-account to which a transfer is made, so that the next Annuity Payment, if it were made at that time, would be the same amount that it would have been without the transfer. Thereafter, Annuity Payments will reflect changes in the value of the new Annuity Units.

     (3) The minimum amount which can be transferred is shown on the Certificate Schedule. The minimum amount which must remain in a Sub-account after a transfer is shown on the Certificate Schedule.

     (4) If 100% of the value of any Sub-account is transferred and the current allocation for Purchase Payments includes that Sub-account, the allocation for future Purchase Payments will change to reflect Your allocation of Certificate Value following the transfer.

     (5) We reserve the right, at any time and without prior notice to any party, to terminate, suspend or modify the transfer privileges described above.

We will not be liable for transfers made in accordance with Your instructions. All amounts and Accumulation Units will be determined as of the end of the Valuation Period in which We receive the request for transfer.

                 Partial Withdrawals and Total Surrender

Partial Withdrawals

During the Accumulation Period while the Certificate is In Force, You may, upon Written Request, make a partial withdrawal, subject to the provisions and limitations shown on the Certificate Schedule. For purposes of determining whether a surrender charge is applicable to Your partial withdrawal:

     (1) Your partial withdrawal will first be taken from the portion of Your Certificate Value which is in excess of Your Purchase Payments, and then from Your Purchase Payments; and

     (2) We will allocate partial withdrawals to Purchase Payments in the order in which the Purchase Payments were made, starting with the first.

A withdrawal will result in the cancellation of Accumulation Units from each applicable Sub-account in the ratio that Your interest in the Sub-account bears to Your Certificate Value in all the Sub-accounts. You must specify by Written Request in advance if You want Accumulation Units to be canceled in a manner other than the method described above. If there is no value or insufficient value in the Variable Account, then the amount withdrawn, or the insufficient portion, will be deducted from the Fixed Account. If You have multiple Guarantee Periods, We will deduct such amount from each Guarantee Period's values in the ratio that each Period's values bears to the total Fixed Account Value. You must specify by Written Request in advance if You want multiple Guarantee Periods to be reduced in a manner other than the method described above. Any amount deducted from the Fixed Account Value may be subject to a market value adjustment, if applicable.

Each partial withdrawal must be for an amount not less than the amount shown on the Certificate Schedule. The Certificate Value which must remain in a Certificate is shown on the Certificate Schedule. The Certificate Schedule also shows any charge.

Total Surrender

During the Accumulation Period while the Certificate is In Force, You may, upon Written Request, make a total surrender of the Certificate Withdrawal Value. The Certificate Withdrawal Value is:

     (1) the Certificate Value as of the end of the Valuation Period during which We receive a Written Request for a withdrawal or surrender; less

     (2)  any applicable taxes not previously deducted; less

     (3)  any Surrender Charge; less

     (4)  any Certificate Maintenance Charge.

The Fixed Account Value, which is a component of the Certificate Value, may be subject to a market value adjustment, if applicable.

We will pay the amount of any withdrawal or surrender within seven days unless the Suspension or Deferral of Payments Provision is in effect.

Death Provisions

Death of Certificate Owner

These provisions apply if, during the Accumulation Period while the Certificate is In Force, the Certificate Owner or any Joint Certificate Owner dies (whether or not the decedent is also the Annuitant) or the Annuitant dies under a Certificate owned by a non-natural Person. The "designated beneficiary" will control the Certificate after such a death. This "designated beneficiary" will be the first Person among the following who is alive on the date of death: Certificate Owner; Joint Certificate Owner; primary Beneficiary; Contingent Beneficiary; and Certificate Owner's estate. If the Certificate Owner and Joint Certificate Owner are both alive, they shall be the "designated beneficiary" together.

If the decedent's surviving spouse (if any) is the sole "designated beneficiary", the surviving spouse will automatically become the new sole Certificate Owner as of the date of the death. And, if the Annuitant is the decedent, the new Annuitant will be any living Contingent Annuitant, otherwise the surviving spouse. The Certificate may stay in force until another death occurs (i.e., until the death of the Certificate Owner or Joint Certificate Owner). Except for this paragraph, all of "Death Provisions" will apply to that subsequent death.

In all other cases, the Certificate may stay in force up to five years from the date of death. During this period, the "designated beneficiary" may exercise all ownership rights, including the right to make transfers or partial withdrawals or the right to surrender the Certificate for its Certificate Withdrawal Value. If this Certificate is still in force at the end of the five-year period, We will automatically end it then by paying to the "designated beneficiary" the Certificate Withdrawal Value without the deduction of any applicable surrender charges. If the "designated beneficiary" is not alive then, We will pay any Person(s) named by the "designated beneficiary" in a Written Request; otherwise the "designated beneficiary's" estate.

Death of Annuitant

These provisions apply if during the Accumulation Period while the Certificate is In Force, (a) the Annuitant dies, (b) the Annuitant is not an Owner, and (c) the Owner is a natural person. The Certificate will continue In Force after the Annuitant's death. The new Annuitant will be any living Contingent Annuitant, otherwise the Certificate Owner.

Payment of Benefits

Instead of receiving a lump sum, You or any "designated beneficiary" may by Written Request direct that We pay any benefit of $2,000 or more under an Annuity Option that meets the following: (a) the first payment to the "designated beneficiary" must be made no later than one year after the date of death; (b) payments must be made over the life of the "designated beneficiary" or over a period not extending beyond that person's life expectancy; and (c) any Annuity Option that provides for payments to continue after the death of the "designated beneficiary" will not allow the successor payee to extend the period of time over which the remaining payments are to be made.

                            Annuity Provisions

General

If the Certificate is In Force on the Income Date, the Adjusted Certificate Value will be applied under the Annuity Option selected by You. Annuity Payments may be made on a fixed or variable basis or both.

Income Date

The Income Date may be selected by You. It is shown on the Certificate Schedule. The Income Date can be any time after the Certificate Date for variable payments and any time after the first Certificate Anniversary for fixed payments. The Income Date may not be later than the earlier of when the Annuitant reaches attained age 90 or that required under state law. If no Income Date is selected, it will be the earlier of when the Annuitant reaches attained age 90 or the maximum date permitted under state law, if any.

Prior to the Income Date, You may change the Income Date by Written Request. Any change must be requested at least 30 days prior to the new Income Date.

Selection of an Annuity Option

An Annuity Option may be selected by You. If no Annuity Option is selected, Option B will automatically be applied. Prior to the Income Date, You may change the Annuity Option selected by Written Request. Any change must be requested at least 30 days prior to the Income Date.

Frequency and Amount of Annuity Payments

Annuity Payments are paid in monthly installments unless quarterly, semi-annual or annual payments are chosen. The Adjusted Certificate Value is applied to the Annuity Table for the Annuity Option selected. If the Adjusted Certificate Value to be applied under an Annuity Option is less than $2,000, We reserve the right to make a lump sum payment in lieu of Annuity Payments. If the Annuity Payment would be or becomes less than $100, We will reduce the frequency of payments to a longer interval which will result in each payment being at least $100.

Annuity Options

The following Annuity Options or any other Annuity Option acceptable to Us may be selected:

     OPTION A. ANNUITY FOR A FIXED NUMBER OF YEARS: Annuity Payments for a chosen number of years, not less than 5. If the payee dies during the payment period and the Beneficiary does not desire payments to continue for the remainder of the period, he/she may elect to have the present value of the remaining payments commuted and paid in a lump sum. During the payment period of a Variable Annuity, the payee may elect by Written Request to receive the following amount: (a) the present value of the remaining payments commuted; less (b) any surrender charge that may be due by treating the value defined in (a) as a surrender. Instead of receiving a lump sum, the payee may elect another Annuity Option. The amount applied to that Option would not be reduced by the charge defined in (b).

     OPTION B. LIFE ANNUITY WITH PERIOD CERTAIN OF 10 YEARS: Annuity Payments during the lifetime of the payee and in any event for 10 years certain. If the payee dies during the guaranteed payment period and the Beneficiary does not desire payments to continue for the remainder of the guaranteed period, he/she may elect to have the present value of the guaranteed payments remaining commuted and paid in a lump sum.

     OPTION C. JOINT AND SURVIVOR ANNUITY: Annuity Payments payable during the joint lifetime of the payee and a designated second natural person and then during the lifetime of the survivor.

Unless the Annuity Option provides for commutation by the payee, a payee may not withdraw or otherwise end an Annuity Option after it begins. Payments will end upon the payee's death unless the Annuity Option provides for payments continuing to a successor payee. No successor payee may extend the period of time over which the remaining payments are to be made.

Annuity

If You select a Fixed Annuity, the Adjusted Certificate Value is allocated to the General Account and the Annuity is paid as a Fixed Annuity. If You select a Variable Annuity, the Adjusted Certificate Value will be allocated to the Sub-accounts of the Separate Account in accordance with the selection You make, and the Annuity will be paid as a Variable Annuity. You can also select a combination of a Fixed and Variable Annuity and the Adjusted Certificate Value will be allocated accordingly. If You don't select between a Fixed Annuity and a Variable Annuity, any Adjusted Certificate Value in the Variable Account will be applied to a Variable Annuity and any Adjusted Certificate Value in the Fixed Account will be applied to a Fixed Annuity.

The Adjusted Certificate Value will be applied to the applicable Annuity Table contained in the Certificate based upon the Annuity Option You select. If, as of the Income Date, the current Annuity Option rates applicable to the class of Certificates issued under the Group Contract provide an initial Annuity Payment greater than the initial Annuity Payment guaranteed under the applicable Annuity Table in the Certificate, the greater payment will be made.

Fixed Annuity

The minimum dollar amount of each Fixed Annuity Payment for each $1,000 of Adjusted Certificate Value is shown in the Annuity Tables. After the initial Fixed Annuity payment, the payments will not change regardless of investment, mortality or expense experience.

Variable Annuity

Variable Annuity Payments reflect the investment performance of the Variable Account in accordance with the allocation of the Adjusted Certificate Value to the Sub-accounts during the Annuity Period. Variable Annuity payments are not guaranteed as to dollar amount.

The dollar amount of the first Variable Annuity payment for each $1,000 of Adjusted Certificate Value is shown in the Annuity Tables. The dollar amount of Variable Annuity payments for each applicable Sub-account after the first Variable Annuity Payment is determined as follows:

     (1) the dollar amount of the first Variable Annuity payment is divided by the value of an Annuity Unit for each applicable Sub-account as of the Income Date. This sets the number of Annuity Units for each monthly payment for the applicable Sub-account. The number of Annuity Units for each applicable Sub-account remains fixed during the Annuity Period;

     (2) the fixed number of Annuity Units per payment in each Sub-account is multiplied by the Annuity Unit Value for that Sub-account for the Valuation Period for which the payment is due. This result is the dollar amount of the payment for each applicable Sub-account.

The total dollar amount of each Variable Annuity payment is the sum of all Sub-account Variable Annuity payments reduced by the applicable portion of the Certificate Maintenance Charge.

Annuity Unit

The value of any Annuity Unit for each Sub-Account of the Separate Account was initially set at $10.

The Sub-account Annuity Unit Value at the end of any subsequent Valuation Period is determined as follows:

     (1) the net investment factor calculated as set forth on pages 11-12 (but without the Distribution Charge, if any) for the current Valuation Period is multiplied by the value of the Annuity Unit for the Sub-account for the immediately preceding Valuation Period.

     (2) the result in (1) is then divided by the Assumed Investment Rate Factor which equals 1.00 plus the Valuation Period equivalent of the Assumed Investment Rate for the number of days in the current Valuation Period. The Assumed Investment Rate is equal to 5% per year.

The value of an Annuity Unit may increase or decrease from Valuation Period to Valuation Period.

Using the Tables

Tables 2, 3, 5, and 6 are age-dependent. The amount of the first annuity payment will be based on an age a specified number of years younger than the person's then-attained age (i.e., age last birthday). This age setback is as follows:

Date of First Payment            Age Setback
1996-1999                        1 year
2000-2009                        2 years
2010-2019                        4 years
2020-2029                        5 years
2030 or later                    6 years

We will calculate the amount for a payment frequency other than monthly and for any ages not shown in Tables 2, 3, 5, and 6 in accordance with the next section. Upon request, We will tell You any such amount.

Basis of Calculation

Tables 1 and 4 are based on interest at 5% and 3%, respectively. Tables 2, 3, 5, and 6 are based on the 1983 Individual Annuity Valuation Tables (sex distinct) with interest at 5% (Tables 2 and 3) and 3% (Tables 5 and 6), projected dynamically with Projection Scale G.

TABLE 1: FIRST MONTHLY PAYMENT PAYABLE UNDER VARIABLE OPTION 1 FOR EACH $1,000 APPLIED

Years    Payment    Years    Payment    Years    Payment    Years    Payment

5        $18.74      12       $9.16      19       $6.71       25     $5.76
6         15.99      13        8.64      20        6.51       26      5.65
7         14.02      14        8.20      21        6.33       27      5.54
8         12.56      15        7.82      22        6.17       28      5.45
9         11.42      16        7.49      23        6.02       29      5.36
10        10.51      17        7.20      24        5.88       30      5.28
11         9.77      18        6.94

     TABLE 2: FIRST MONTHLY PAYMENT PAYABLE UNDER VARIABLE OPTION 2 FOR EACH $1,000 APPLIED

Age  Male  Female  Age  Male   Female  Age  Male   Female  Age  Male   Female

30   $4.45 $4.34   47   $5.05  $4.78   64   $6.54  $5.98   80   $9.14  $8.67
31    4.47  4.35   48    5.11   4.82   65    6.68   6.10   81    9.29   8.86
32    4.50  4.37   49    5.17   4.87   66    6.82   6.22   82    9.44   9.05
33    4.52  4.39   50    5.23   4.92   67    6.97   6.35   83    9.57   9.23
34    4.55  4.41   51    5.29   4.97   68    7.12   6.49   84    9.69   9.40
35    4.57  4.43   52    5.36   5.02   69    7.28   6.63   85    9.81   9.55
36    4.60  4.45   53    5.43   5.08   70    7.44   6.79   86    9.91   9.69
37    4.63  4.47   54    5.50   5.13   71    7.61   6.95   87   10.01   9.82
38    4.67  4.49   55    5.58   5.20   72    7.78   7.12   88   10.10   9.94
39    4.70  4.52   56    5.67   5.27   73    7.95   7.30   89   10.17  10.04
40    4.74  4.55   57    5.76   5.34   74    8.12   7.48   90   10.24  10.13
41    4.78  4.57   58    5.85   5.41   75    8.30   7.67   91   10.30  10.21
42    4.82  4.60   59    5.95   5.49   76    8.47   7.87   92   10.35  10.27
43    4.86  4.64   60    6.06   5.58   77    8.65   8.07   93   10.39  10.33
44    4.91  4.67   61    6.17   5.67   78    8.82   8.27   94   10.43  10.37
45    4.95  4.70   62    6.29   5.77   79    8.98   8.47   96   10.45  10.41
46    5.00  4.74   63    6.41   5.87

TABLE 3: FIRST MONTHLY PAYMENT PAYABLE UNDER VARIABLE OPTION 3 FOR EACH $1,000 APPLIED

                             COMBINATION OF AGES

                                 FEMALE AGE

       30   35   40   45   50   55   60   65   70   75   80   85    90   95

  30 $4.24$4.28$4.31$4.34$4.36$4.38$4.40$4.42$4.43$4.44$4.45 $4.45 $4.45 $4.46
  35  4.26 4.30 4.35 4.39 4.43 4.47 4.50 4.52 4.54 4.56 4.57  4.57  4.58  4.58
  40  4.28 4.33 4.39 4.45 4.51 4.56 4.61 4.65 4.68 4.71 4.73  4.74  4.75  4.75
M 45  4.29 4.35 4.42 4.50 4.58 4.66 4.74 4.80 4.86 4.90 4.93  4.96  4.97  4.98
A 50  4.30 4.37 4.46 4.55 4.66 4.77 4.88 4.98 5.07 5.14 5.20  5.23  5.25  5.27
L 55  4.31 4.39 4.48 4.59 4.73 4.87 5.03 5.18 5.32 5.44 5.53  5.59  5.63  5.65
E 60  4.32 4.40 4.50 4.63 4.78 4.97 5.18 5.40 5.61 5.80 5.96  6.07  6.13  6.17
  65  4.33 4.41 4.52 4.65 4.83 5.05 5.31 5.61 5.92 6.23 6.50  6.70  6.83  6.90
A 70  4.33 4.42 4.53 4.68 4.87 5.11 5.42 5.80 6.23 6.70 7.14  7.50  7.75  7.90
G 75  4.34 4.42 4.54 4.69 4.89 5.16 5.50 5.95 6.50 7.15 7.83  8.45  8.92  9.23
E 80  4.34 4.43 4.54 4.70 4.91 5.19 5.56 6.06 6.71 7.55 8.52  9.50 10.34 10.93
  85  4.34 4.43 4.55 4.71 4.92 5.21 5.60 6.13 6.86 7.85 9.10 10.52 11.87 12.93
  90  4.34 4.43 4.55 4.71 4.93 5.22 5.62 6.18 6.96 8.06 9.55 11.39 13.34 15.05
  95  4.34 4.43 4.55 4.71 4.93 5.23 5.64 6.21 7.02 8.20 9.86 12.09 14.69 17.20

TABLE 4: MINIMUM MONTHLY PAYMENT PAYABLE UNDER FIXED OPTION A FOR EACH $1,000 APPLIED

Years   Payment   Years   Payment   Years   Payment   Years   Payment

5       $17.91     12     $8.24      19     $5.73      25     $4.71
6        15.14     13      7.71      20      5.51      26      4.59
7        13.16     14      7.26      21      5.32      27      4.47
8        11.68     15      6.87      22      5.15      28      4.37
9        10.53     16      6.53      23      4.99      29      4.27
10        9.61     17      6.23      24      4.84      30      4.18
11        8.86     18      5.96

TABLE 5: MINIMUM MONTHLY PAYMENT PAYABLE UNDER FIXED OPTION B FOR EACH $1,000 APPLIED

Age   Male  Female  Age  Male  Female  Age  Male  Female  Age  Male  Female

30    $3.12 $2.99   47   $3.82 $3.53   64   $5.40 $4.83   80   $8.15 $7.66
31     3.15  3.01   48    3.88  3.58    65   5.55  4.96   81    8.32  7.86
32     3.18  3.03   49    3.94  3.63    66   5.69  5.08   82    8.47  8.06
33     3.21  3.06   50    4.01  3.68    67   5.85  5.22   83    8.61  8.25
34     3.24  3.08   51    4.08  3.74    68   6.01  5.37   84    8.75  8.43
35     3.27  3.11   52    4.15  3.80    69   6.18  5.52   85    8.87  8.60
36     3.31  3.13   53    4.23  3.86    70   6.35  5.68   86    8.98  8.75
37     3.34  3.16   54    4.31  3.93    71   6.52  5.85   87    9.08  8.88
38     3.38  3.19   55    4.39  4.00    72   6.70  6.03   88    9.18  9.01
39     3.42  3.22   56    4.48  4.07    73   6.89  6.21   89    9.26  9.12
40     3.46  3.25   57    4.58  4.15    74   7.07  6.41   90    9.33  9.21
41     3.51  3.29   58    4.68  4.23    75   7.26  6.61   91    9.40  9.30
42     3.55  3.32   59    4.78  4.32    76   7.44  6.81   92    9.45  9.37
43     3.60  3.36   60    4.89  4.41    77   7.63  7.02   93    9.49  9.43
44     3.65  3.40   61    5.01  4.50    78   7.81  7.23   94    9.53  9.47
45     3.71  3.44   62    5.14  4.61    79   7.98  7.45   95    9.55  9.51
46     3.76  3.49   63    5.27  4.72

TABLE 6: MINIMUM MONTHLY PAYMENT PAYABLE UNDER FIXED OPTION C FOR EACH $1,000 APPLIED

                           COMBINATION OF AGES

                               FEMALE AGE

      30   35   40   45   50   55   60   65   70   75   80     85    90   95

  30$2.88$2.93$2.97$3.01$3.04$3.07$3.08$3.10$3.12$3.12$3.12 $3.12 $3.13$ 3.13
  35 2.91 2.97 3.03 3.09 3.14 3.18 3.21 3.23 3.25 3.26 3.27  3.27  3.28  3.28
  40 2.93 3.01 3.09 3.17 3.24 3.30 3.35 3.39 3.42 3.44 3.46  3.46  3.47  3.47
M 45 2.95 3.04 3.14 3.24 3.34 3.43 3.51 3.58 3.63 3.66 3.69  3.71  3.72  3.72
A 50 2.96 3.06 3.17 3.30 3.43 3.56 3.68 3.79 3.87 3.94 3.98  4.01  4.03  4.03
L 55 2.97 3.07 3.20 3.34 3.50 3.68 3.85 4.02 4.16 4.27 4.34  4.39  4.42  4.44
E 60 2.98 3.09 3.22 3.38 3.56 3.78 4.01 4.25 4.47 4.66 4.80  4.89  4.95  4.98
  65 2.98 3.09 3.23 3.40 3.61 3.86 4.15 4.48 4.81 5.12 5.37  5.55  5.66  5.72
A 70 2.99 3.10 3.24 3.42 3.64 3.92 4.26 4.67 5.13 5.60 6.04  6.38  6.60  6.73
G 75 2.99 3.10 3.25 3.43 3.66 3.96 4.34 4.81 5.39 6.06 6.75  7.35  7.79  8.07
E 80 2.99 3.11 3.25 3.44 3.68 3.99 4.39 4.92 5.60 6.45 7.44  8.42  9.23  9.79
  85 2.99 3.11 3.26 3.44 3.69 4.00 4.42 4.98 5.73 6.74 8.01  9.44 10.77 11.81
  90 2.99 3.11 3.26 3.45 3.69 4.01 4.44 5.02 5.82 6.93 8.43 10.29 12.25 13.95
  95 2.99 3.11 3.26 3.45 3.70 4.02 4.45 5.04 5.87 7.05 8.73 10.97 13.58 16.11



                                Endorsements

                          To be inserted only by Us


POLICY DESCRIPTION

This is a GROUP VARIABLE ANNUITY CERTIFICATE with limited purchase payment flexibility. This certificate is nonparticipating with no dividends.


                                                         EXHIBIT 6(a)


                          ARTICLES OF ORGANIZATION

                                     OF

                       LIBERTY LIFE ASSURANCE COMPANY

We, Frank L. Farwell, President, and George A. Potter, Secretary, and

                 S. Bruce Black, Bryan K. Smith, William S.
             Brewster, Boardman Bump, Marshall B. Dalton, Joseph
            A. Erickson, Samuel A. Groves, and Joseph J. Snyder,

being a majority of the Liberty Life Assurance Company elected at its first meeting, in compliance with the requirements of General Laws, Chapter 175, hereby certify that the following is a true copy of the Agreement of Association to form said corporation, with the names of subscribers thereto:

We whose names are hereto subscribed do, by this agreement, associate ourselves with the intention of forming a corporation under the provisions of General Laws, Chapter 175.

The name by which the corporation shall be known is

          LIBERTY LIFE ASSURANCE COMPANY

The location of the principal office of the corporation in Massachusetts is to be the City of Boston.

The business address of the corporation if to be 175 Berkeley Street, Boston, Massachusetts.

The corporation is to be formed for the following purposes:

Upon the stock plan, to transact life insurance and make contracts for the payment of annuities and pure endowments.

Upon the stock plan, to insure persons against bodily injury or death by accident.

Upon the stock plan, to make insurance upon the health of individuals.

Upon the stock plan, to transact insurance business of any and all other kinds that the corporation may now or hereafter be authorized by law to transact.

The total capital stock to be authorized is as follows:

Eight thousand (8,000) shares of common stock having a par value of one hundred dollars ($100.) per share.

The Board of Directors may permit policyholders of the corporation from time to time to participate in the profits of its operations and may make reasonable classification of policies. The corporation may issue both participating and non-participating policies and the Board of Directors shall have the power to determine what policies shall be participating and what policies non-participating.

No share of the corporation's stock may be sold, hypothecated, or transferred without the consent of the holders of record of three-fourths of the capital stock of the corporation.

We hereby waive all requirements of the General Laws of the Massachusetts for notice of the first meeting of the incorporators for the purpose of organization and appoint the day of September 11, 1963 at 3:00 P.M. at 175 Berkeley Street, Boston, Massachusetts, as the time and place for holding such first meeting.

The names and residences of the incorporators are as follows:

Frank L. Farwell         60 Redington Road, Needham, Massachusetts
S. Bruce Black           180 Kent Road, Waban, Massachusetts
Bryan E. Smith           39 Byron Road, Weston, Massachusetts
William S. Brewster      Wellsbrook, Plymouth, Massachusetts
Boardman Bump            229 Ash Street, Weston, Massachusetts
Marshall B. Dalton       20 Chapel Street, Brookline, Massachusetts
Joseph A. Erickson       50 The Ledgeways, Wellesley Hills, Massachusetts
Samuel A. Groves         135 Edmunds Road Wellesley Hills, Massachusetts
Joseph J. Snyder         276 Marlboro Street, Boston, Massachusetts
Franklin J. Marryott     34 White Oak Road, Wellesley Hills, Massachusetts
Charles P. Thomas        53 Martin Road, Wellesley, Massachusetts

IN WITNESS WHEREOF we hereto sign our name this 11th day of September, 1963.

               Frank L. Farwell         (s)
               S. Bruce Black           (s)
               Bryan E. Smith           (s)
               William S. Brewster      (s)
               Boardman Bump            (s)
               Marshall B. Dalton       (s)
               Joseph A. Erickson       (s)
               Samuel A. Groves         (s)
               Joseph J. Snyder         (s)
               Franklin J. Marryott     (s)
               Charles P. Thomas        (s)

And we further certify that:

The first meeting of the subscribers to said Agreement was held on the 11th day of September, 1963.

The amount of capital stock now to be issued is as follows:

8,000 shares of common stock having a par value of $100 per share, to be paid in cash in full.

The name, residence, and post office address of each of the officers of the corporation are as follows:

     NAME                          RESIDENCE AND POST OFFICE ADDRESS

President
Frank L. Farwell                   60 Redington Road
                                   Needham, Massachusetts

Vice President
Charles P. Thomas                  53 Martin Road
                                   Wellesley, Massachusetts

Secretary
George A. Potter                   53 Glendale Avenue
                                   Needham Heights, Massachusetts

Assistant Secretary
Mary M. Collins                    46 Porter Street
                                   Lexington, Massachusetts

Assistant Secretary
Barton L. Searle                   15 Mercer Road
                                   Needham, Massachusetts

Treasurer
Lloyd S. Glidden, Jr.              21 Dana Road
                                   Reading, Massachusetts

Assistant Treasurer
Allan M. Mercer                    102 Mayo Road
                                   Wellesley, Massachusetts

Director
S. Bruce Black                     180 Kent Road
                                   Waban, Massachusetts

Director
Bryan E. Smith                     39 Byron Road
                                   Weston, Massachusetts

Director
William S. Brewster                Wellsbrook
                                   Plymouth, Massachusetts

Director
Boardman Bump                      229 Ash Street
                                   Weston, Massachusetts

Director
Marshall B. Dalton                 20 Chapel Street
                                   Brookline, Massachusetts

Director
Joseph A. Erickson                 50 The Ledgeways
                                   Wellesley Hills, Massachusetts

Director
Samuel A. Groves                   135 Edmunds Road
                                   Wellesley Hills, Massachusetts

Director
Joseph J.  Snyder                  276 Marlboro Street
                                   Boston, Massachusetts

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY WE hereto to sign our names this 11th day of September, 1963.

/s/ S. Bruce Black                 /s/ Marshall B. Dalton

/s/ Joseph J. Snyder               /s/ Samuel A. Groves

/s/ Joseph A. Erickson             /s/ Frank L. Farwell

/s/ William S. Brewster            /s/ Bryan E. Smith

/s/ Boardman Bump                  /s/ George A. Potter


                      THE COMMONWEALTH OF MASSACHUSETTS

SUFFOLK   SS.                                     September 11, 1963

     Then personally appeared the above-named Frank L. Farwell, President, and George A. Potter, Secretary, and S. Bruce Black, Bryan E. Smith, William
S. Brewster, Boardman Bump, Marshall B. Dalton, Joseph A. Erickson, Samuel A. Groves and Joseph J. Snyder, Directors, and severally made oath that the foregoing certificate, by them subscribed, is true to the best of their knowledge and belief.

                                   Before me,

                                        /s/ Frederick H. Walter

                                        NOTARY PUBLIC
                                        /s/ My commission expires Nov 3, 1968



                      THE COMMONWEALTH OF MASSACHUSETTS

                       Liberty Life Assurance Company



                          ARTICLES OF ORGANIZATION

                          GENERAL LAWS, CHAPTER 175


Filed in the office of the Secretary of the Commonwealth, Sept. 17, 1963.


     I hereby certify that it appears upon an examination of the within articles of organization and the records of the corporation duly submitted to my inspection, that the requirements of section forty-nine of chapter one hundred and seventy-five of the General Laws have been complied with, and I hereby approve said articles this 16th day of September A.D. nineteen hundred and sixty-three.

                                   /s/ Harry M. Duggan

                                   First Deputy Commission of Insurance


Charter to be sent to:

Franklin J. Marryott
175 Berkeley Street
Boston, Massachusetts



                      THE COMMONWEALTH OF MASSACHUSETTS

                             JOHN F. X. DAVOREM

                        Secretary of the Commonwealth

                        STATE HOUSE   BOSTON,  MASS.


                               CHANGE OF NAME
                    General Laws, Chapter 175, Section 50

We, Frank L. Farwell President, Lloyd S. Glidden, Jr. Treasurer, Bruce E. Boorman Secretary, and William S. Brewster, Boardman Bump, Joseph A. Erickson, Samuel A. Groves, Bryan E. Smith

being a majority  of the directors of Liberty Life Assurance Company a corporation duly organized under the provisions of Chapter 175 of the General Laws to compliance with the provisions of Chapter 175, Section 50 of the General Laws as amended, do hereby certify that at a meeting of the shareholders said corporation duly called for the purpose and held on the 11th day of December, by an affirmative vote of ten shareholders of said corporation; being at least two-thirds of the persons legally entitled to vote, it was voted to change the name of the corporation to Liberty Life Assurance Company of Boston.





Signed the 27th day of December 1958 under the penalties of perjury

President: /s/ Frank L. Farwell
Treasurer: /s/ Lloyd S. Glidden, Jr.
Clerks: /s/ Bruce E. Boorman
Majority of Directors:
/s/ William S. Brewster       /s/ Boardman Bump
/s/ Samuel A. Groves          /s/ Joseph A. Erickson
/s/  Bryan E. Smith

IMPORTANT: Amendments made under Chapter 155 Section 10 must be filed within 30 days of the date of the vote. If more space is needed use continuation sheets which must be 8 1/2" wide x 11" high paper, and typed on one side only.
DELETE ANY INAPPLICABLE WORDS



                                   GENERAL LAWS
                              CHAPTER 180 SECTION 10

I hereby approve the within amendment and the filing fees having been paid, and certificate is deemed to have been filed with me this 2nd day of Jan., 1969.

                             JOHN F. K. DAVOREM
                        Secretary of the Commonwealth


As of those entered published in Boston newspaper by letter of 12-19-68 HG

                         MASSACHUSETTS GENERAL LAWS
                           Section 50, Chapter 175

                                                  December 19, 1968

     I find that the change of name has been made in conformity to law.

Approved:



/s/_____________________
Commissioner of Insurance



                      THE COMMONWEALTH OF MASSACHUSETTS

                            ARTICLES OF AMENDMENT

We, Frank L. Farwell, President and Director, and Bruce E. Boorman, Secretary, and Joseph A. Erickson, S. Bruce Black, Samuel A. Groves, William
S. Brewster, Bryan E. Smith, Boardman Bump, Joseph J. Snyder and George D. Hart, being a majority of the Directors of

                    LIBERTY LIFE ASSURANCE COMPANY

located at Boston, Massachusetts, in compliance with the provisions of General Laws, Chapter 175, Section 50, do hereby certify that at a meeting of the stockholders of the Company, duly called for the purpose, held December 8, 1965, by affirmative vote of the holders of 8,000 shares of the Capital Stock of the Company, being more than two-thirds of all the Capital Stock outstanding and entitled to vote, the following amendment to the Articles of Organization of the Company was duly adopted, namely:

VOTED that

     (1) The par value of the shares of common stock of the Company is hereby changed from one hundred dollars ($100.00) to one hundred twenty-five dollars ($125.00); and in conformity therewith the Articles of Organization are hereby amended to read as follows:

               "The total capital stock to be authorized is as follows:
               Eight thousand (8,000) shares of common stock having a par value of one hundred twenty-five dollars ($125.00) per share."

     (2) Each issued share of common stock of the par value of one hundred dollars($100.00) a share of the Company is hereby changed into one share of common stock of the par value of one hundred twenty-five dollars ($125.00) of share of the Company.

     (3) Upon this Amendment to the articles of organization becoming effective, each certificate which theretofore represented shares of common stock of the par value of one hundred dollars ($100.00) a share of the Company shall represent the same number of shares of common stock of the par value of one hundred twenty-five dollars ($125.00) a share of the Company;

and it is further

VOTED that the amount of two hundred thousand dollars ($200,000.00) shall be transferred from the surplus of the Company to the capital account.

IN WITNESS WHEREOF, we have hereunto signed our names this 8th day of December, 1965.

/s/ Frank L. Farwell               /s/ Bruce E. Boorman
President                          Secretary

/s/  Bryan E. Smith                /s/ Joseph J. Snyder
Director                           Director

/s/ Boardman Bump                  /s/ Joseph A. Erickson
Director                           Director

/s/ William S. Brewster            /s/ George D. Hart
Director                           Director

/s/ Samuel A. Groves               /s/ S. Bruce Black
Director                           Director


COMMONWEALTH OF MASSACHUSETTS
                                        SS.:
COUNTY OF SUFFOLK

     On this eighth day of December, 1965, before me appeared Frank L. Farwell, President and Director, and Bruce E. Boorman, Secretary, and Joseph
A. Erickson, S. Bruce Black, Samuel A. Groves, William S. Brewster, Bryan E. Smith, Boardman Bump, Joseph J. Snyder and George D. Hart, Directors of the Liberty Life Assurance Company, all being personally known to me, and took oath that the foregoing statement is true.



                                        /s/ Frederick H. Walter


RECEIVED
FEB 15 1966
CORPORATION DIVISION
SECRETARY'S OFFICE
RECEIVED
  $25 CK.

FEB 15 1966

CORPORATION DIVISION
SECRETARY'S OFFICE


LIBERTY LIFE ASSURANCE COMPANY

INCREASE IN CAPITAL
G.L. CHAPTER 175, SECTIONS 50 AND 70


February 9, 1966

   I find that the increase in capital has been made in conformity to law.

APPROVED:
/s/ Roger E. Ingalls
First Deputy Commissioner of Insurance


                      THE COMMONWEALTH OF MASSACHUSETTS

                             JOHN F. X. DAVOREAN

                        Secretary of the Commonwealth

                         STATE HOUSE, BOSTON, MASS.

                            ARTICLES OF AMENDMENT

                   General Laws, Chapter 175, Section 50B

This certificate must be submitted to the Commissioner of Insurance within thirty days after the date of the vote of stockholders adopting the amendment. The fee for filing this certificate with the Secretary of the Commonwealth is prescribed by General Laws, Chapter 156B, Section 114. Make check payable to the Commonwealth of Massachusetts.

We, Frank L. Farwell, President and Director, Bruce E. Boorman, Secretary and a majority of the Directors of

LIBERTY LIFE ASSURANCE COMPANY OF BOSTON
               (name of corporation)

located at 175 Berkeley Street, Boston, Massachusetts

do hereby certify that the following amendment to the articles of organization of the corporation was duly adopted at a meeting duly called for the purpose and held on March 13, 1974, by vote of

8000   shares of    common       out of 8000 shares outstanding
                (class of stock)

----  shares of     ------       out of  --- shares outstanding
                (class of stock)

----  shares of     ------       out of  --- shares outstanding
                (class of stock)

          being at least two-thirds of each class outstanding and entitled to vote thereon and of each class or series of stock whose rights are adversely affected thereby:



                        THE COMMONWEALTH OF MASSACHUSETTS

                            ARTICLES OF AMENDMENT


We, Frank L. Farwell, President and Director, and Bruce E. Boorman, Secretary, and Melvin B. Bradshaw, Philip B. Hamilton, William S. Brewster, George D. Hart, Boardman Bump, Joseph J. Snyder, Samuel A. Groves and C. Robert Yeager, being a majority of the Directors of

                    LIBERTY LIFE ASSURANCE COMPANY OF BOSTON

located at Boston, Massachusetts, in compliance with the provisions of General Laws, Chapter 175, Section 50B, do hereby certify that at a meeting of the stockholders of the Company, duly called for the purpose, held March 13, 1974, by affirmative vote of the holders of 8000 shares of the Capital Stock of the Company, being all the Capital Stock outstanding and entitled to vote, the following amendment to the Articles of Organization of the Company was duly adopted, namely:


VOTED that

     (1) The par value of the shares of common stock of the Company is hereby changed from one hundred twenty-five dollars ($125.00) to one hundred thirty-seven and 50/100 ($137.50); and in conformity therewith the Articles of Organization are hereby amended to read as follows:

               "The total capital stock to be authorized is as follows:

               Eight thousand (8,000) shares of common stock having a par value of one hundred thirty-seven and 50/100 ($137.50) per share."

     (2) Each issued share of common stock of the par value of one hundred twenty-five dollars ($125.00) a share of the Company is hereby changed into one share of common stock of the par value of one hundred thirty-seven and 50/100 ($137.50)a share of the Company.

     (3) Upon this Amendment to the articles of organization becoming effective, each certificate which thereto represented shares of common stock of the par value of one hundred twenty-five dollars ($125.00) a share of the Company shall represent the same number of shares of common stock of the par value one hundred thirty-seven and 50/100 ($137.50)a share of the Company;

and it is further

VOTED that the amount of one hundred thousand dollars ($100,000.00) shall be transferred from the surplus of the Company to the capital account.

IT WITNESS WHEREOF, we have hereunto signed our names this 13th day of March, 1974.


                                   /s/ Bruce E. Boorman
President and Director             Secretary

/s/ George D. Hart                 /s/ Samuel A. Groves
Director                           Director

/s/ Joseph J. Snyder               /s/ Boardman Bump
Director                           Director

/s/ Philip B. Hamilton             /s/ Melvin B. Bradshaw
Director                           Director

/s/ C. Robert Yeager               /s/ Frank L. Farwell
Director                           President and Director



       (See enclosed sheets for amendment and execution by Directors.)



     The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 175 Section 50B of the General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed
our names this                          day of                      , in the
year 19     .

                                        President/Vice President
                                        Clerk/Assistant Clerk



                                             DATE APPROVED:  May 31, 1974

     I hereby certify that upon examination of the within articles of amendment duly submitted to me, it appears that the said articles conform to the requirements of law and are duly approved.

                                             Commissioner of Insurance



                      THE COMMONWEALTH OF MASSACHUSETTS

                            ARTICLES OF AMENDMENT
                   (General Laws, Chapter 175 Section 50B)

                   The filing fee in the amount of $50.00
                 having been paid, said articles are deemed
               to have been filed this 7th day of June, 1974.

                           /s/ John F. X. Davorean
                               John F. X. Davorean
                               Secretary of the Commonwealth
                              State House, Boston, Mass.



                       TO BE FILLED IN BY CORPORATION

                     PHOTO COPY OF AMENDMENT TO BE SENT


                    TO:  F.H. Walter, Esq.
                         Liberty Mutual Insurance Company
                         175 Berkeley Street
                         Boston, Massachusetts 02117




               THE COMMONWEALTH OF MASSACHUSETTS

              OFFICE OF THE MASSACHUSETTS SECRETARY OF STATE

               MICHAEL JOSEPH CONNOLLY, Secretary     FEDERAL IDENTIFICATION
                                                       NO.  04-6076039
               ONE ASHBURTON PLACE, BOSTON, MASS. 02108

                            ARTICLES OF AMENDMENT

                   General Laws, Chapter 175, Section 50B

This certificate must be submitted to the Commissioner of Insurance within thirty days after the date of the vote of stockholders adopting the amendment. The fee for filing this certificate is prescribed by General Laws, Chapter 1568, Section 114. Make check payable to the Commonwealth of Massachusetts.

We, Stuart L. Lerner, President & Director
    Jeanne Couillard, Secretary and a majority of the Directors of

    Liberty Life Assurance Company of Boston
          (Name of Corporation)

located at 175 Berkeley Street, Boston, Massachusetts 02117 do hereby certify the following amendment to the articles of organization of the corporation was duly adopted at a meeting held on March 12, 1986, by vote of

8000   shares of    common       out of 8000 shares outstanding
                (class of stock)

----  shares of     ------       out of  --- shares outstanding
                (class of stock)

----  shares of     ------       out of  --- shares outstanding
                (class of stock)

          being at least two-thirds of each class outstanding and entitled to vote thereon and of each class or series of stock whose rights are adversely affected thereby:



TO CHANGE the number of shares and the par value, if any, of each class of stock within the corporation fill in the following:

The total presently authorized is:


                      NO. PAR VALUE      WITH PAR VALUE      PAR
KIND OF STOCK       NUMBER OF SHARES    NUMBER OF SHARES    VALUE

COMMON                                       8,000          $137.50


PREFERRED




CHANGE the total to:

                      NO. PAR VALUE      WITH PAR VALUE      PAR
KIND OF STOCK       NUMBER OF SHARES    NUMBER OF SHARES    VALUE

COMMON                                       8,000          $150.--


PREFERRED




                      THE COMMONWEALTH OF MASSACHUSETTS

                            ARTICLES OF AMENDMENT

We, Melvin B. Bradshaw, Chairman of the Board and Director, Stuart L. Lerner, President and Director, Jeanne Couillard, Secretary, and William S. Brewster, Gary L. Countryman, Frank L. Farwell, Austin B. Mason, Edward M. Mulligan, Thomas Hedley Reynolds, Winthrop A. Short, Glenn P. Strehle and D. Thomas Trigg, being a majority of the Directors of

     LIBERTY LIFE ASSURANCE COMPANY OF BOSTON

located at Boston, Massachusetts, in compliance with the provisions of General Laws, Chapter 175, Section 50B, do hereby certify that a meeting of the stockholders of the Company, duly called for the purpose, held March 12, 1986, by affirmative vote of the holders of 8000 shares of the Capital Stock of the Company, being all of the Capital Stock outstanding and entitled to vote, the following amendment to the Articles of Organization of the Company was duly adopted, namely;

VOTED     (I)  That

     (1) The par value of the shares of common stock of the Company is hereby changed from one hundred thirty-seven and 50/100 ($137.50) to one hundred fifty dollars ($150.00); and in conformity therewith the Articles of Organization are hereby amended to read as follows:

               "The total capital stock to be authorized is as follows:

               Eight thousand (8,000) shares of common stock having a par value of one hundred fifty dollar ($150.00)per share."

     (2) Each issued share of common stock of the par value of one hundred thirty-seven and 50/100 ($137.50) a share of the Company is hereby changed into one share of common stock of the par value of one hundred fifty dollars ($150.00); a share of the Company.

     (3) Upon this Amendment to the Articles of Organization becoming effective, each certificate which theretofore represented shares of common stock of the par value of one hundred thirty-seven and 50/100 ($137.50) a share of the Company shall represent the same number of shares of common stock of the par value one hundred fifty dollars ($150.00) a share of the Company.

     (II) That the amount of one hundred thousand dollars ($100,000.00) shall be transferred from the surplus of the Company to the capital account;

     (III) That the Officers and Directors of the Company are authorized and directed to take such action as may be necessary or required to effect the changes authorized by this vote.

IN WITNESS WHEREOF, we have hereunto signed out names this 12th day of March, 1986.

/s/ Melvin B. Bradshaw                       /s/ Jeanne Couillard
Chairman of the Board and Director           Secretary

/s/ Stuart L. Lerner                         /s/ Frank L. Farwell
President and Director                       Director

/s/ Gary L. Countryman                       /s/ William S. Brewster
Director                                     Director

/s/ Glenn P. Strehle                         /s/ Austin B. Mason
Director                                     Director

/s/ Winthrop A. Short                        /s/ Thomas Hedley Reynolds
Director                                     Director

/s/ D. Thomas Trigg                          /s/ Edward M. Mulligan
Director                                     Director

                       EXCERPT FROM MINUTES OF MEETING
                         OF STOCKHOLDERS' MEETING OF
                  LIBERTY LIFE ASSURANCE COMPANY OF BOSTON

                               March 12, 1986

The Chairman stated that the authorized capital of the Company is $1,100,000, and that the Articles of Organization authorize 8000 shares having a par value of $137.50 per share. In order to continue to do business in North Carolina, that State requires capital of $1,200.000.

We stated that one method of increasing the capital is to increase par value of each share from $137.50 to $150.00, and to transfer $100,000 from surplus to capital. The surplus of the Company's financial position. The resulting surplus would be adequate for all known requirements. To do this requires an amendment of the Articles of Organization to increase the par value of each share from $137.50 to $150.00, and the transfer of $100,000 from surplus to capital. Upon motion duly made and seconded, it was:

VOTED     (I)  That

     (1) The par value of the shares of common stock of the Company is hereby changed from one hundred thirty-seven and 50/100 ($137.50) to one hundred fifty dollars ($150.00); and in conformity therewith the Articles of Organization are hereby amended to read as follows:

               "The total capital stock to be authorized is as follows:

               Eight thousand (8,000) shares of common stock having a par value of one hundred fifty dollars ($150.00)per share."

     (2) Each issued share of common stock of the par value of one hundred thirty-seven and 50/100 ($137.50) a share of the Company is hereby changed into one share of common stock of the par value of one hundred fifty dollars ($150.00) a share of the Company.

     (3) Upon this Amendment to the Articles of Organization becoming effective, each certificate which theretofore represented shares of common stock of the par value of one hundred thirty-seven and 50/100 ($137.50) a share of the Company shall represent the same number of shares of common stock of the par value one hundred fifty dollars ($150.00) a share of the Company.

          (II) That the amount of one hundred thousand dollars ($100,000.00) shall be transferred from the surplus of the Company to the capital account;

          (III) That the Officers and Directors of the Company are authorized and directed to take such action as may be necessary or required to effect the changes authorized by this vote.


CERTIFIED:                              /s/ Jeanne Couillard
                                             Secretary


       (See enclosed sheets for Amendment and execution by Directors.)



     The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 175, Section 50B of The General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this 22nd day of July, in the year 1986


                              /s/ Stuart L. Lerner     President

                              /s/ Jeanne Couillard     Secretary



                      THE COMMONWEALTH OF MASSACHUSETTS

                            ARTICLES OF AMENDMENT
                  (General Laws, Chapter 156B, Section 72)

                I hereby approve the within articles of amendment and, the filing fee in the amount of $75.00 having been paid, said articles are deemed to have been filed with me this 27th  day of August, 1986.



                              /s/ Michael Joseph Connolly

                                  MICHAEL JOSEPH CONNOLLY
                                  Secretary of State





                        TO BE FILED IN BY CORPORATION
                     PHOTO COPY OF AMENDMENT TO BE SENT

                    TO:
                         William J. O'Connell, Legal Dept.
                         Liberty Life Assurance Company of Boston
                         175 Berkeley St.
                         Boston, MA 02117
                         Telephone:  (617) 357-9500



               THE COMMONWEALTH OF MASSACHUSETTS

          OFFICE OF THE MASSACHUSETTS SECRETARY OF STATE

               MICHAEL JOSEPH CONNOLLY, Secretary     FEDERAL IDENTIFICATION
                                                       NO.  04-6076039
               ONE ASHBURTON PLACE, BOSTON, MASS. 02108

                            ARTICLES OF AMENDMENT

                   General Laws, Chapter 175, Section 50B

This certificate must be submitted to the Commissioner of Insurance within thirty days after the date of the vote of stockholders adopting the amendment. The fee for filing this certificate is prescribed by General Laws, Chapter 175, Section 50B. Make check payable to the Commonwealth of Massachusetts.

We, Stuart L. Lerner, President & Director,
    Jeanne Couillard, Secretary and a Majority of the Directors of

    LIBERTY LIFE ASSURANCE COMPANY OF BOSTON
          (Name of Corporation)

located at 175 Berkeley Street, Boston, Massachusetts 02117-0140 do hereby certify that the following amendment to the articles of organization of the corporation was duly adopted at a meeting held on March 8, 1989, by vote of

8000   shares of    common       out of 8000 shares outstanding
                (class of stock)

----  shares of     ------       out of  --- shares outstanding
                (class of stock)

----  shares of     ------       out of  --- shares outstanding
                (class of stock)

          being at least two-thirds of each class outstanding and entitled to vote thereon and of each class or series of stock whose rights are adversely affected thereby:





TO CHANGE the number of shares and the par value, if any, of each class of stock within the corporation fill in the following:

The total presently authorized is:


                      NO. PAR VALUE      WITH PAR VALUE      PAR
KIND OF STOCK       NUMBER OF SHARES    NUMBER OF SHARES    VALUE

COMMON                                       8,000          $150.00


PREFERRED




CHANGE the total to:

                      NO. PAR VALUE      WITH PAR VALUE      PAR
KIND OF STOCK       NUMBER OF SHARES    NUMBER OF SHARES    VALUE

COMMON                                       8,000          $312.50


PREFERRED




                      THE COMMONWEALTH OF MASSACHUSETTS

                            ARTICLES OF AMENDMENT

We, Gary L. Countryman, Chairman of the Board and Director, Stuart L. Lerner, President and Director, Jeanne Couillard, Secretary, and Gerald E. Anderson, Melvin B. Bradshaw, William S. Brewster, William L. Brown, Austin B. Mason, Edward M. Mulligan, Thomas Hedley Reynolds, Winthrop A. Short, Richard A. Smith and Glenn P. Strehle, being a majority of the Directors of

     LIBERTY LIFE ASSURANCE COMPANY OF BOSTON

located at Boston, Massachusetts, in compliance with the provisions of General Laws, Chapter 175, Section 50B, do hereby certify that a meeting of the stockholders of the Company, duly called for the purpose, held March 8, 1989, by affirmative vote of the holders of 8000 shares of the Capital Stock of the Company, being all of the Capital Stock outstanding and entitled to vote, the following amendment to the Articles of Organization of the Company was duly adopted, namely;

VOTED     (I)  That

     (1) The par value of the shares of common stock of the Company is hereby changed from one hundred fifty dollars ($150.00) to three hundred twelve and 50/100 dollars ($312.50); and in conformity therewith the Articles of Organization are hereby amended to read as follows:

               "The total capital stock to be authorized is as follows:

               Eight thousand (8,000) shares of common stock having a par value of three hundred twelve and 50/100 dollars ($312.50)per share."

     (2) Each issued share of common stock of the par value of one hundred fifty dollars ($150.00) a share of the Company is hereby changed into one share of common stock of the par value of three hundred twelve and 50/100 dollars ($312.50) a share of the Company.

     (3) Upon this Amendment to the Articles of Organization becoming effective, each certificate which theretofore represented shares of common stock of the par value of one hundred fifty dollars ($150.00) a share of the Company shall represent the same number of shares of common stock of the par value three hundred twelve and 50/100 dollars ($312.50) a share of the Company.

          (II) That the amount of one million, three hundred thousand dollars ($1,300,000.00) shall be transferred from the surplus of the Company to the capital account;

          (III) That the Officers and Directors of the Company are authorized and directed to take such action as may be necessary or required to effect the changes authorized by this vote.

IN WITNESS WHEREOF, AND UNDER THE PENALTIES OF PERJURY, we have hereunto signed out names this 8th day of March, 1989.

/s/ Gary L. Countryman                       /s/ Jeanne Couillard
Chairman of the Board and Director           Secretary

/s/ Stuart L. Lerner                         /s/ Austin B. Mason
President and Director                       Director

/s/ Melvin B. Bradshaw                       /s/ Thomas Hedley Reynolds
Director                                     Director

/s/ Edward M. Mulligan                       /s/ Glenn P. Strehle
Director                                     Director

/s/ William L. Brown                         /s/ Gerald E. Anderson
Director                                     Director

/s/ Richard A. Smith                         /s/ Winthrop A. Short
Director                                     Director

/s/ William S. Brewster
Director



                       EXCERPT FROM MINUTES OF MEETING
                         OF STOCKHOLDERS' MEETING OF
                  LIBERTY LIFE ASSURANCE COMPANY OF BOSTON

                                March 8, 1989

The Chairman stated that the authorized capital of the Company is $1,200,000, and that the Articles of Organization authorize 8000 shares having a par value of $150.00 per share. In order to continue to do business in Maine, that State requires capital of $2,500,000.

He stated that one method of increasing the capital is to increase par value of each share from $150.00 to $312.50, and to transfer $1,300,000 from surplus to capital. The surplus of the Company is now $32,892,067.00. A transfer from surplus would not adversely affect the Company's financial position. The resulting surplus would be adequate for all known requirements. To do this requires an amendment of the Articles of Organization to increase the par value of each share from $150.00 to $312.50, and the transfer of $1,300,000 from surplus to capital. Upon motion duly made and seconded, it was:

VOTED     (I)  That

     (1) The par value of the shares of common stock of the Company is hereby changed from one hundred fifty dollars ($150.00) to three hundred twelve and 50/100 dollars ($312.50); and in conformity therewith the Articles of Organization are hereby amended to read as follows:

               "The total capital stock to be authorized is as follows:

               Eight thousand (8,000) shares of common stock having a par value of three hundred twelve and 50/100 dollars ($312.50)per share."

     (2) Each issued share of common stock of the par value of one hundred fifty dollars ($150.00) a share of the Company is hereby changed into one share of common stock of the par value of three hundred twelve and 50/100 dollars ($312.50); a share of the Company.

     (3) Upon this Amendment to the Articles of Organization becoming effective, each certificate which theretofore represented shares of common stock of the par value of one hundred fifty dollars ($150.00) a share of the Company shall represent the same number of shares of common stock of the par value three hundred twelve and 50/100 dollars ($312.50) a share of the Company.

          (II) That the amount of one million, three hundred thousand dollars ($1,300,000.00) shall be transferred from the surplus of the Company to the capital account;

          (III) That the Officers and Directors of the Company are authorized and directed to take such action as may be necessary or required to effect the changes authorized by this vote.


CERTIFIED:                              /s/ Jeanne Couillard
                                             Secretary



(See enclosed sheets for Amendment and execution by President, Secretary and a majority of the Directors.)



     The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 175, Section 50B of The General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this 10th day of March, in the year 1989.


                              /s/ Stuart L. Lerner     President

                              /s/ Jeanne Couillard     Secretary



                                   March 21, 1989

                         It appears that upon examination of this amendment that it conforms to Chapter 175 of the Massachusetts General Laws, and I hereby approve said amendment this date.

                                   /s/ Roger M. Singer
                                   Roger M. Singer
                                   Commissioner of Insurance


                      THE COMMONWEALTH OF MASSACHUSETTS

                            ARTICLES OF AMENDMENT
                  (General Laws, Chapter 156B, Section 72)

                I hereby approve the within articles of amendment
         and, the filing fee in the amount of $1,300.00 having been paid, said articles are deemed to have been filed with
                       me this 3rd day of April, 1989.



                              /s/ Michael Joseph Connolly

                                  MICHAEL JOSEPH CONNOLLY
                                  Secretary of State





                       TO BE FILLED IN BY CORPORATION
                     PHOTO COPY OF AMENDMENT TO BE SENT

                    TO:
                         David William Shuckra
                         Associate Counsel
                         LIBERTY LIFE ASSURANCE COMPANY OF BOSTON
                         175 Berkeley St.
                         Boston, MA 02117
                         Telephone:  (617) 574-5804


                                                         EXHIBIT 8(d)


                           PARTICIPATION AGREEMENT

                                    AMONG

                        MFS VARIABLE INSURANCE TRUST,

                  LIBERTY LIFE ASSURANCE COMPANY OF BOSTON

                                     AND

                  MASSACHUSETTS FINANCIAL SERVICES COMPANY


      THIS AGREEMENT, made and entered into this 2nd day of July 1996 , by and among MFS VARIABLE INSURANCE TRUST, a Massachusetts business trust (the "Trust"), LIBERTY LIFE ASSURANCE COMPANY OF BOSTON, a Massachusetts corporation (the "Company") on its own behalf and on behalf of each of the segregated asset accounts of the Company set forth in Schedule A hereto, as may be amended from time to time (the "Accounts"), and MASSACHUSETTS FINANCIAL SERVICES COMPANY, a Delaware corporation ("MFS").

      WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered or will be registered under the Securities Act of 1933, as amended (the "1933 Act");

      WHEREAS, shares of beneficial interest of the Trust are divided into several series of shares, each representing the interests in a particular managed pool of securities and other assets;

      WHEREAS, the series of shares of the Trust offered by the Trust to the Company and the Accounts are set forth on Schedule A attached hereto (each, a "Portfolio," and, collectively, the "Portfolios");

      WHEREAS, MFS is duly registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and any applicable state securities law, and is the Trust's investment adviser;

      WHEREAS, the Company will issue certain variable annuity and/or variable life insurance contracts (individually, the "Policy" or, collectively, the "Policies") which, if required by applicable law, will be registered under the 1933 Act;

      WHEREAS, the Accounts are duly organized, validly existing segregated asset accounts, established by resolution of the Board of Directors of the Company, to set aside and invest assets attributable to the aforesaid variable annuity and/or variable life insurance contracts that are allocated to the Accounts (the Policies and the Accounts covered by this Agreement, and each corresponding Portfolio covered by this Agreement in which the Accounts invest, is specified in Schedule A attached hereto as may be modified from time to time);

     WHEREAS, the Company has registered or will register the Accounts as unit investment trusts under the 1940 Act (unless exempt therefrom);

     WHEREAS, MFS Fund Distributors, Inc. (the "Underwriter") is registered as a broker-dealer with the Securities and Exchange Commission (the "SEC") under the Securities Exchange Act of 1934, as amended (hereinafter the "1934 Act"), and is a member in good standing of the National Association of Securities Dealers, Inc. (the "NASD");

      WHEREAS, Keyport Financial Services Corp., the underwriter for the individual variable annuity and the variable life policies, is registered as a broker-dealer with the SEC under the 1934 Act and is a member in good standing of the NASD; and

      WHEREAS, to the extent permitted by applicable insurance laws and regulations, the Company intends to purchase shares in one or more of the Portfolios specified in Schedule A attached hereto (the "Shares") on behalf of the Accounts to fund the Policies, and the Trust intends to sell such Shares to the Accounts at net asset value;

      NOW, THEREFORE, in consideration of their mutual promises, the Trust, MFS, and the Company agree as follows:

ARTICLE I.  SALE OF TRUST SHARES

     1.1. The Trust agrees to sell to the Company those Shares which the Accounts order (based on orders placed by Policy holders on that Business Day, as defined below) and which are available for purchase by such Accounts, executing such orders on a daily basis at the net asset value next computed after receipt by the Trust or its designee of the order for the Shares. For purposes of this Section 1.1, the Company shall be the designee of the Trust for receipt of such orders from Policy owners and receipt by such designee shall constitute receipt by the Trust; provided that the Trust receives notice of such orders by 9:30 a.m. New York time on the next following Business Day. "Business Day" shall mean any day on which the New York Stock Exchange, Inc. (the "NYSE") is open for trading and on which the Trust calculates its net asset value pursuant to the rules of the SEC.

     1.2. The Trust agrees to make the Shares available indefinitely for purchase at the applicable net asset value per share by the Company and the Accounts on those days on which the Trust calculates its net asset value pursuant to rules of the SEC and the Trust shall calculate such net asset value on each day which the NYSE is open for trading. Notwithstanding the foregoing, the Board of Trustees of the Trust (the "Board") may refuse to sell any Shares to the Company and the Accounts, or suspend or terminate the offering of the Shares if such action is required by law or by regulatory authorities having jurisdiction or is, in the sole discretion of the Board acting in good faith and in light of its fiduciary duties under federal and any applicable state laws, necessary in the best interest of the Shareholders of such Portfolio.

     1.3. The Trust and MFS agree that the Shares will be sold only to insurance companies which have entered into participation agreements with the Trust and MFS (the "Participating Insurance Companies") and their separate accounts, qualified pension and retirement plans and MFS or its affiliates. The Trust and MFS will not sell Trust shares to any insurance company or separate account unless an agreement containing provisions substantially the same as Articles III and VII of this Agreement is in effect to govern such sales. The Company will not resell the Shares except to the Trust or its agents.

     1.4. The Trust agrees to redeem for cash, on the Company's request, any full or fractional Shares held by the Accounts (based on orders placed by Policy holders on that Business Day), executing such requests on a daily basis at the net asset value next computed after receipt by the Trust or its designee of the request for redemption. For purposes of this Section 1.4, the Company shall be the designee of the Trust for receipt of requests for redemption from Policy owners and receipt by such designee shall constitute receipt by the Trust; provided that the Trust receives notice of such request for redemption by 9:30 a.m. New York time on the next following Business Day.

     1.5. Each purchase, redemption and exchange order placed by the Company shall be placed separately for each Portfolio and shall not be netted with respect to any Portfolio. However, with respect to payment of the purchase price by the Company and of redemption proceeds by the Trust, the Company and the Trust shall net purchase and redemption orders with respect to each Portfolio and shall transmit one net payment for all of the Portfolios in accordance with Section 1.6 hereof.

     1.6. In the event of net purchases, the Company shall pay for the Shares by 2:00 p.m. New York time on the next Business Day after an order to purchase the Shares is made in accordance with the provisions of Section
     1.1. hereof. In the event of net redemptions, the Trust shall pay the redemption proceeds by 2:00 p.m. New York time on the next Business Day after an order to redeem the shares is made in accordance with the provisions of Section 1.4. hereof. All such payments shall be in federal funds transmitted by wire.

     1.7. Issuance and transfer of the Shares will be by book entry only. Stock certificates will not be issued to the Company or the Accounts. The Shares ordered from the Trust will be recorded in an appropriate title for the Accounts or the appropriate subaccounts of the Accounts.

     1.8. The Trust shall furnish same day notice (by wire or telephone followed by written confirmation) to the Company of any dividends or capital gain distributions payable on the Shares. The Company hereby elects to receive all such dividends and distributions as are payable on a Portfolio's Shares in additional Shares of that Portfolio. The Trust shall notify the Company of the number of Shares so issued as payment of such dividends and distributions.

     1.9. The Trust or its custodian shall make the net asset value per share for each Portfolio available to the Company on each Business Day as soon as reasonably practical after the net asset value per share is calculated and shall use its best efforts to make such net asset value per share available by 6:30 p.m. New York time. In the event that the Trust is unable to meet the 6:30 p.m. time stated herein, it shall provide additional  time  for the Company to place orders for  the  purchase  and redemption of Shares. Such additional time shall be equal to the additional time which the Trust takes to make the net asset value available to the Company. If the Trust provides materially incorrect share net asset value information, the Trust shall make an adjustment to the number of shares purchased or redeemed for the Accounts to reflect the correct net asset value per share. Any material error in the calculation or reporting of net asset value per share, dividend or capital gains information shall be reported promptly upon discovery to the Company.

ARTICLE II.  CERTAIN REPRESENTATIONS, WARRANTIES AND COVENANTS

     2.1. The Company represents and warrants that the Policies are or will be registered under the 1933 Act or are exempt from or not subject to registration thereunder, and that the Policies will be issued, sold, and distributed in compliance in all material respects with all applicable state and federal laws, including without limitation the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act. The Company further represents and warrants that it is an insurance company duly organized and in good standing under applicable law and that it has legally and validly established the Account as a segregated asset account under applicable law and has registered or, prior to any issuance or sale of the Policies, will register the Accounts as unit investment trusts in accordance with the provisions of the 1940 Act (unless exempt therefrom) to serve as segregated investment accounts for the Policies, and that it will maintain such registration for so long as any Policies are outstanding. The Company shall amend the registration statements under the 1933 Act for the Policies and the registration statements under the 1940 Act for the Accounts from time to time as required in order to effect the continuous offering of the Policies or as may otherwise be required by applicable law. The Company shall register and qualify the Policies for sales accordance with the securities laws of the various states only if and to the extent deemed necessary by the Company.

     2.2. The Company represents and warrants that the Policies are currently and at the time of issuance will be treated as life insurance, endowment or annuity contract under applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code"), that it will maintain such treatment and that it will notify the Trust or MFS immediately upon having a reasonable basis for believing that the Policies have ceased to be so treated or that they might not be so treated in the future.

     2.3. The Company represents and warrants that Keyport Financial Services Corp., the underwriter for the individual variable annuity and the variable life policies, is a member in good standing of the NASD and is a registered broker-dealer with the SEC. The Company represents and warrants that the Company and Keyport Financial Services Corp. will sell and distribute such policies in accordance in all material respects with all applicable state and federal securities laws, including without limitation the 1933 Act, the 1934 Act, and the 1940 Act.

     2.4. The Trust and MFS represent and warrant that the Shares sold pursuant to this Agreement shall be registered under the 1933 Act, duly authorized for issuance and sold in compliance with the laws of The Commonwealth of Massachusetts and all applicable federal and state securities laws and that the Trust is and shall remain registered under the 1940 Act. The Trust shall amend the registration statement for its Shares under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of its Shares. The Trust shall register and qualify the Shares for sale in accordance with the laws of the various states only if and to the extent deemed necessary by the Trust.

     2.5. MFS represents and warrants that the Underwriter is a member in good standing of the NASD and is registered as a broker-dealer with the SEC. The Trust and MFS represent that the Trust and the Underwriter will sell and distribute the Shares in accordance in all material respects with all applicable state and federal securities laws, including without limitation the 1933 Act, the 1934 Act, and the 1940 Act.

     2.6. The Trust represents that it is lawfully organized and validly existing under the laws of The Commonwealth of Massachusetts and that it does and will comply in all material respects with the 1940 Act and any applicable regulations thereunder.

     2.7. MFS represents and warrants that it is and shall remain duly registered under all applicable federal securities laws and that it shall perform its obligations for the Trust in compliance in all material respects with any applicable federal securities laws and with the securities laws of The Commonwealth of Massachusetts. MFS represents and warrants that it is not subject to state securities laws other than the securities laws of The Commonwealth of Massachusetts and that it is exempt from registration as an investment adviser under the securities laws of The Commonwealth of Massachusetts.

     2.8. No less frequently than annually, the Company shall submit to the Board such reports, material or data as the Board may reasonably request so that it may carry out fully the obligations imposed upon it by the conditions contained in the exemptive application pursuant to which the SEC has granted exemptive relief to permit mixed and shared funding (the "Mixed and Shared Funding Exemptive Order").

ARTICLE III.  PROSPECTUS AND PROXY STATEMENTS; VOTING

     3.1. At least annually, the Trust or its designee shall provide the Company, free of charge, with as many copies of the current prospectus (describing only the Portfolios listed in Schedule A hereto) for the Shares as the Company may reasonably request for distribution to existing Policy owners whose Policies are funded by such Shares. The Trust or its designee shall provide the Company, at the Company's expense, with as many copies of the current prospectus for the Shares as the Company may reasonably request for distribution to prospective purchasers of Policies. If requested by the Company in lieu thereof, the Trust or its designee shall provide such documentation (including a "camera ready" copy of the new prospectus as set in type or, at the request of the Company, as a diskette in the form sent to the financial printer) and other assistance as is reasonably necessary in order for the parties hereto once each year (or more frequently if the prospectus for the Shares is supplemented or amended) to have the prospectus for the Policies and the prospectus for the Shares printed together in one document; the expenses of such printing to be apportioned between (a) the Company and (b) the Trust or its designee in proportion to the number of pages of the Policy and Shares' prospectuses, taking account of other relevant factors affecting the expense of printing, such as covers, columns, graphs and charts; the Trust or its designee to bear the cost of printing the Shares' prospectus portion of such document for distribution to owners of existing Policies funded by the Shares and the Company to bear the expenses of printing the portion of such document relating to the Accounts; provided, however, that the Company shall bear all printing expenses of such combined documents where used for distribution to prospective purchasers or to owners of existing Policies not funded by the Shares. In the event that the Company requests that the Trust or its designee provides the Trust's prospectus in a "camera ready" or diskette format, the Trust shall be responsible for providing the prospectus in the format in which it or MFS is accustomed to formatting prospectuses and shall bear the expense of providing the prospectus in such format (e.g., typesetting expenses), and the Company shall bear the expense of adjusting or changing the format to conform with any of its prospectuses.

     3.2. The prospectus for the Shares shall state that the statement of additional information for the Shares is available from the Trust or its designee. The Trust or its designee, at its expense, shall print and provide such statement of additional information to the Company (or a master of such statement suitable for duplication by the Company) for distribution to any owner of a Policy funded by the Shares. The Trust or its designee, at the Company's expense, shall print and provide such statement to the Company (or a master of such statement suitable for duplication by the Company) for distribution to a prospective purchaser who requests such statement or to an owner of a Policy not funded by the Shares.

     3.3. The Trust or its designee shall provide the Company free of charge copies, if and to the extent applicable to the Shares, of the Trust's proxy materials, reports to Shareholders and other communications to Shareholders in such quantity as the Company shall reasonably require for distribution to Policy owners.

     3.4. Notwithstanding the provisions of Sections 3.1, 3.2, and 3.3 above, or of Article V below, the Company shall pay the expense of printing or providing documents to the extent such cost is considered a distribution expense. Distribution expenses would include by way of illustration, but are not limited to, the printing of the Shares' prospectus or prospectuses for distribution to prospective purchasers or to owners of existing Policies not funded by such Shares.

     3.5. The Trust hereby notifies the Company that it may be appropriate to include in the prospectus pursuant to which a Policy is offered disclosure regarding the potential risks of mixed and shared funding.

     3.6. If and to the extent required by law, the Company shall:

          (a)  solicit voting instructions from Policy owners;

          (b) vote the Shares in accordance with instructions received from Policy owners; and

          (c) vote the Shares for which no instructions have been received in the same proportion as the Shares of such Portfolio for which instructions have been received from Policy owners;

     so long as and to the extent that the SEC continues to interpret the 1940 Act to require pass through voting privileges for variable contract owners. The Company will in no way recommend action in connection with or oppose or interfere with the solicitation of proxies for the Shares held for such Policy owners. The Company reserves the right to vote shares held in any segregated asset account in its own right, to the extent permitted by law. Participating Insurance Companies shall be responsible for assuring that each of their separate accounts holding Shares calculates voting privileges in the manner required by the Mixed and Shared Funding Exemptive Order. The Trust and MFS will notify the Company of any changes of interpretations or amendments to the Mixed and Shared Funding Exemptive Order.

ARTICLE IV.  SALES MATERIAL AND INFORMATION

     4.1. The Company shall furnish, or shall cause to be furnished, to the Trust or its designee, each piece of sales literature or other promotional material in which the Trust, MFS, any other investment adviser to the Trust, or any affiliate of MFS are named, at least three
     (3) Business Days prior to its use. No such material shall be used if the Trust, MFS, or their respective designees reasonably objects to such use within three (3) Business Days after receipt of such material.

     4.2. The Company shall not give any information or make any representations or statement on behalf of the Trust, MFS, any other investment adviser to the Trust, or any affiliate of MFS or concerning the Trust or any other such entity in connection with the sale of the
     Policies other than the information or representations contained in the registration statement, prospectus or statement of additional information for the Shares, as such registration statement, prospectus and statement of additional information may be amended or supplemented from time to time, or in reports or proxy statements for the Trust, or in sales literature or other promotional material approved by the Trust, MFS or their respective designees, except with the permission of the Trust, MFS or their respective designees. The Trust, MFS or their respective designees each agrees to respond to any request for approval on a prompt and timely basis. The Company shall adopt and implement procedures reasonably designed to ensure that information concerning the Trust, MFS or any of their affiliates which is intended for use only by brokers or agents selling the Policies (i.e., information that is not intended for distribution to Policy holders or prospective Policy holders) is so used, and neither the Trust, MFS nor any of their affiliates shall be liable for any losses, damages or expenses relating to the improper use of such broker only materials.

     4.3. The Trust or its designee shall furnish, or shall cause to be furnished, to the Company or its designee, each piece of sales literature or other promotional material in which the Company and/or the Accounts is named, at least three (3) Business Days prior to its use. No such material shall be used if the Company or its designee reasonably objects to such use within three (3) Business Days after receipt of such material.

     4.4. The Trust and MFS shall not give, and agree that the Underwriter shall not give, any information or make any representations on behalf of the Company or concerning the Company, the Accounts, or the Policies in connection with the sale of the Policies other than the information or representations contained in a registration statement, prospectus, or statement of additional information for the Policies, as such registration statement, prospectus and statement of additional information may be amended or supplemented from time to time, or in reports for the Accounts, or in sales literature or other promotional material approved by the Company or its designee, except with the permission of the Company. The Company or its designee agrees to respond to any request for approval on a prompt and timely basis. The parties hereto agree that this Section 4.4. is neither intended to designate nor otherwise imply that MFS is an underwriter or distributor of the Policies.

     4.5. The Company and the Trust (or its designee in lieu of the Company or the Trust, as appropriate) will each provide to the other at least one complete copy of all registration statements, prospectuses, statements of additional information, reports, proxy statements, sales literature and other promotional materials, applications for exemptions, requests for no-action letters, and all amendments to any of the above, that relate to
     the   Policies,   or   to  the  Trust  or  its  Shares,   prior   to   or
     contemporaneously with the filing of such document with the SEC or  other
     regulatory  authorities.   The Company and  the  Trust  shall  also  each
     promptly inform the other or the results of any examination by the SEC (or other regulatory authorities) that relates to the Policies, the Trust or its Shares, and the party that was the subject of the examination shall provide the other party with a copy of relevant portions of any "deficiency letter" or other correspondence or written report regarding any such examination.

     4.6. The Trust and MFS will provide the Company with as much notice as is reasonably practicable of any proxy solicitation for any Portfolio, and of any material change in the Trust's registration statement, particularly any change resulting in change to the registration statement or prospectus or statement of additional information for any Account. The Trust and MFS will cooperate with the Company so as to enable the Company to solicit proxies from Policy owners or to make changes to its prospectus, statement of additional information or registration statement, in an orderly manner. The Trust and MFS will make reasonable efforts to attempt to have changes affecting Policy prospectuses become effective simultaneously with the annual updates for such prospectuses.

     4.7. For purpose of this Article IV and Article VIII, the phrase "sales literature or other promotional material" includes but is not limited to advertisements (such as material published, or designed for use in, a newspaper, magazine, or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures, or other public media), and sales literature (such as brochures, circulars, reprints or excerpts or any other advertisement, sales literature, or published articles), distributed or made generally available to customers or the public, educational or training materials or communications distributed or made generally available to some or all agents or employees.

ARTICLE V.  FEES AND EXPENSES

     5.1. The Trust shall pay no fee or other compensation to the Company under this Agreement, and the Company shall pay no fee or other compensation to the Trust, except that if the Trust or any Portfolio adopts and implements a plan pursuant to Rule 12b-1 under the 1940 Act to finance distribution and Shareholder servicing expenses, then, subject to obtaining any required exemptive orders or regulatory approvals, the Trust may make payments to the Company or to the underwriter for the Policies if and in amounts agreed to by the Trust in writing. Each party, however, shall, in accordance with the allocation of expenses specified in Articles III and V hereof, reimburse other parties for expense initially paid by one party but allocated to another party. In addition, nothing herein shall prevent the parties hereto from otherwise agreeing to perform, and arranging for appropriate compensation for, other services relating to the Trust and/or to the Accounts.

     5.2. The Trust or its designee shall bear the expenses for the cost of registration and qualification of the Shares under all applicable federal and state laws, including preparation and filing of the Trust's registration statement, and payment of filing fees and registration fees; preparation and filing of the Trust's proxy materials and reports to Shareholders; setting in type and printing its prospectus and statement of additional information (to the extent provided by and as determined in accordance with Article III above); setting in type and printing the proxy materials and reports to Shareholders (to the extent provided by and as determined in accordance with Article III above); the preparation of all statements and notices required of the Trust by any federal or state law with respect to its Shares; all taxes on the issuance or transfer of the Shares; and the costs of distributing the Trust's prospectuses and proxy materials to owners of Policies funded by the Shares and any expenses permitted to be paid or assumed by the Trust pursuant to a plan, if any, under Rule 12b-1 under the 1940 Act. The Trust shall not bear any expenses of marketing the Policies.

     5.3. The Company shall bear the expenses of distributing the Shares' prospectus or prospectuses in connection with new sales of the Policies and of distributing the Trust's Shareholder reports and proxy materials to Policy owners. The Company shall bear all expenses associated with the registration, qualification, and filing of the Policies under applicable federal securities and state insurance laws; the cost of preparing, printing and distributing the Policy prospectus and statement of additional information; and the cost of preparing, printing and distributing annual individual account statements for Policy owners as required by state insurance laws.

ARTICLE VI.  DIVERSIFICATION AND RELATED LIMITATIONS

     6.1. The Trust and MFS represent and warrant that each Portfolio of the Trust will meet the diversification requirements of Section 817 (h) (1) of the Code and Treas. Reg. 1.817-5, relating to the diversification requirements for variable annuity, endowment, or life insurance contracts, as they may be amended from time to time (and any revenue rulings, revenue procedures, notices, and other published announcements of the Internal Revenue Service interpreting these sections), as if those requirements applied directly to each such Portfolio.

     6.2. The Trust and MFS represent that each Portfolio will elect to be qualified as a Regulated Investment Company under Subchapter M of the Code and that they will maintain such qualification (under Subchapter M or any successor or similar provision).

ARTICLE VII.  POTENTIAL MATERIAL CONFLICTS

     7.1. The Trust agrees that the Board, constituted with a majority of disinterested trustees, will monitor each Portfolio of the Trust for the existence of any material irreconcilable conflict between the interests of the variable annuity contract owners and the variable life insurance policy owners of the Company and/or affiliated companies ("contract owners") investing in the Trust. The Board shall have the sole authority to determine if a material irreconcilable conflict exists, and such determination shall be binding on the Company only if approved in the form of a resolution by a majority of the Board, or a majority of the disinterested trustees of the Board. The Board will give prompt notice of any such determination to the Company.

     7.2. The Company agrees that it will be responsible for assisting the Board in carrying out its responsibilities under the conditions set forth in the Trust's exemptive application pursuant to which the SEC has granted the Mixed and Shared Funding Exemptive Order by providing the Board, as it may reasonably request, with all information necessary for the Board to consider any issues raised and agrees that it will be responsible for promptly reporting any potential or existing conflicts of which it is aware to the Board including, but not limited to, an obligation by the Company to inform the Board whenever contract owner voting instructions are disregarded. The Company also agrees that, if a material irreconcilable conflict arises, it will at its own cost remedy such conflict up to and including (a) withdrawing the assets allocable to some or all of the Accounts from the Trust or any Portfolio and reinvesting such assets in a different investment medium, including (but not limited to) another Portfolio of the Trust, or submitting to a vote of all affected contract owners whether to withdraw assets from the Trust or any Portfolio and reinvesting such assets in a different investment medium and, as appropriate, segregating the assets attributable to any appropriate group of contract owners that votes in favor of such segregation, or offering to any of the affected contract owners the option of segregating the assets attributable to their contracts or policies, and (b) establishing a new registered management investment company and segregating the assets underlying the Policies, unless a majority of Policy owners materially adversely affected by the conflict have voted to decline the offer to establish a new registered management investment company.

     7.3. A majority of the disinterested trustees of the Board shall determine whether any proposed action by the Company adequately remedies any material irreconcilable conflict. In the event that the Board determines that any proposed action does not adequately remedy any material irreconcilable conflict, the Company will withdraw from investment in the Trust each of the Accounts designated by the disinterested trustees and terminate this Agreement within six (6) months after the Board informs the Company in writing of the foregoing determination; provided, however, that such withdrawal and termination shall be limited to the extent required to remedy any such material irreconcilable conflict as determined by a majority of the disinterested trustees of the Board.

     7.4. If and to the extent that Rule 6e-2 and Rule 6e-3(T) are amended, or Rule 6e-3 is adopted, to provide exemptive relief from any provision of the 1940 Act or the rules promulgated thereunder with respect to mixed or shares funding (as defined in the Mixed and Shared Funding Exemptive Order) on terms and conditions materially different from those contained in the Mixed Shared Funding Exemptive Order, then (a) the Trust and/or the Participating Insurance Companies, as appropriate, shall take such steps as may be necessary to comply with Rule 6e-2 and 6e-3(T), as amended, and Rule 6e-3, as adopted, to the extent such rules are applicable; and (b) Sections 3.5, 3.6, 7.1, 7.2, 7.3 and 7.4 of this Agreement shall continue in effect only to the extent that terms and conditions substantially identical to such Sections are contained in such Rule(s) as so amended or adopted.

ARTICLE VIII.  INDEMNIFICATION

     8.1. Indemnification by the Company

           The Company agrees to indemnify and hold harmless the Trust, MFS, any affiliates of MFS, and each of their respective directors/trustees, officers and each person, if any, who controls the Trust or MFS within the meaning of Section 15 of the 1933 Act, and any agents or employees of the foregoing (each an "Indemnified Party," or collectively, the "Indemnified Parties" for purposes of this Section 8.1) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Company) or expenses (including reasonable counsel fees) to which an Indemnified Party may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Shares or the Policies and:

          (a) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement, prospectus or statement of additional information for the Policies or contained in the Policies or sales literature or other promotional material for the Policies (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the commission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reasonable reliance upon and in conformity with information furnished to the Company or its designee by or on behalf of the Trust or MFS for use in the registration statement, prospectus or statement of additional information for the Policies or in the Policies or sales literature or other promotional material (or any amendment or supplement) or otherwise for use in connection with the sale of the Policies or Shares; or

          (b) arise out of or as a result of statements or representations (other than statements or representations contained in the registration statement, prospectus, statement of additional information or sales literature or other promotional material of the Trust not supplied by the Company or this designee, or persons under its control and on which the Company has reasonably relied) or wrongful conduct of the Company or persons under its control, with respect to the sale or distribution of the Policies or Shares; or

          (c) arise out of any untrue statement or alleged untrue statement of a material fact contained in the registration statement, prospectus, statement of additional information, or sales literature or other promotional literature of the Trust, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Trust by or on behalf of the Company; or

          (d) arise out of or result from any material breach of any representation and/or warranty made by the Company in this Agreement or arise out of or result from any other material breach of this Agreement by the Company; or

          (e) arise as a result of any failure by the Company to provide the services and furnish the materials under the terms of this Agreement;

     as limited by and in accordance with the provisions of this Article VIII.


     8.2. Indemnification by the Trust

          The Trust agrees to indemnify and hold harmless the Company and each of its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act, and any agents or employees of the foregoing (each an "Indemnified Party," or collectively, the "Indemnified Parties" for purposes of this Section 8.2) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Trust) or expenses (including reasonable counsel fees) to which any Indemnified Party may become subject under any statute, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Shares or the Policies and:

          (a) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement, prospectus, statement of additional information or sales literature or other promotional material of the Trust (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reasonable reliance upon and in conformity with information furnished to the Trust, MFS, the Underwriter or their respective designees by or on behalf of the Company for use in the registration statement, prospectus or statement of additional information for the Trust or in sales literature or other promotional material for the Trust (or any amendment or supplement) or otherwise for use in connection with the sale of the Policies or Shares; or

          (b) arise out of or as a result of statements or representations (other than statement or representations contained in the registration statement, prospectus, statement of additional information or sales literature or other promotional material for the Policies not supplied by the Trust, MFS, the Underwriter or any of their respective designees or persons under their respective control and on which any such entity has reasonably relied) or wrongful conduct of the Trust or persons under its control, with respect to the sale or distribution of the Policies or Shares; or

          (c) arise out of or result from any material breach of any representation and/or warranty made by the Trust in this Agreement (including a failure, whether unintentional or in good faith or otherwise, to comply with the diversification requirements specified in Article VI of this Agreement) or arise out of or result from any other material breach of this Agreement by the Trust; or

          (d) arise out of or result from the materially incorrect or untimely calculation or reporting of the daily net asset value per share or dividend or capital gain distribution rate; or

          (e) arise as a result of any failure by the Trust to provide the services and furnish the materials under the terms of the Agreement;

     as limited by and in accordance with the provisions of this Article VIII.

     8.3. In no event shall the Trust be liable under the indemnification provisions contained in this Agreement to any individual or entity, including without limitation, the Company, or any Participating Insurance Company or any Policy holder, with respect to any losses, claims, damages, liabilities or expenses that arise out of or result from (i) a breach of any representation, warranty, and/or covenant made by the Company hereunder or by any Participating Insurance Company under an agreement containing substantially similar representations, warranties and covenants; (ii) the failure by the Company or any Participating Insurance Company to maintain its segregated asset account (which invests in any Portfolio) as a legally and validly established segregated asset account under applicable state law and as a duly registered unit investment trust under the provisions of the 1940 Act (unless exempt therefrom); or (iii) the failure by the Company or any Participating Insurance Company to maintain its variable annuity and/or variable life insurance contracts (with respect to which any Portfolio serves as an underlying funding vehicle) as life insurance, endowment or annuity contracts under applicable provisions of the Code.

     8.4. Neither the Company nor the Trust shall be liable under the indemnification provisions contained in this Agreement with respect to any losses, claims, damages, liabilities or expenses to which an Indemnified Party would otherwise be subject by reason of such
     Indemnified Party's willful misfeasance, willful misconduct, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement.

     8.5.  Promptly after receipt by an Indemnified Party under  this  Section
     8.5. of commencement of action, such Indemnified Party will, if a claim in respect thereof is to be made against the indemnifying party under this section, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any Indemnified Party otherwise than under this section. In case any such action is brought against any
     Indemnified Party, and it notified the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, assume the defense thereof, with counsel satisfactory to such Indemnified Party. After notice from the indemnifying party of its intention to assume the defense of an action, the Indemnified Party shall bear the expenses of any additional counsel obtained by it, and the indemnifying party shall not be liable to such Indemnified Party under this section for any legal or other expenses subsequently incurred by such Indemnified Party in connection with the defense thereof other than reasonable costs of investigation.

     8.6. Each of the parties agrees promptly to notify the other parties of the commencement of any litigation or proceeding against it or any of its respective officers, directors, trustees, employees or 1933 Act control persons in connection with the Agreement, the issuance or sale of the Policies, the operation of the Accounts, or the sale or acquisition of Shares.

     8.7. A successor by law of the parties to this Agreement shall be entitled to the benefits of the indemnification contained in this Article
     VIII. The indemnification provisions contained in this Article VIII shall survive any termination of this Agreement.

ARTICLE IX.  APPLICABLE LAW

     9.1. This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of The Commonwealth of Massachusetts.

     9.2. This Agreement shall be subject to the provisions of the 1933, 1934 and 1940 Acts, and the rules and regulations and rulings thereunder, including such exemptions from those statutes, rules and regulations as the SEC may grant and the terms hereof shall be interpreted and construed in accordance therewith.


ARTICLE X.  NOTICE OF FORMAL PROCEEDINGS

    The Trust, MFS, and the Company agree that each such party shall promptly notify the other parties to this Agreement, in writing, of the institution of any formal proceedings brought against such party or its designees by the NASD, the SEC, or any insurance department or any other regulatory body regarding such party's duties under this Agreement or related to the sale of the Policies, the operation of the Accounts, or the purchase of the Shares.

ARTICLE XI.  TERMINATION

     11.1. This Agreement shall terminate with respect to the Accounts, or one, some, or all Portfolios:

          (a) at the option of any party upon six (6) months' advance written notice to the other parties; or

          (b) at the option of the Company to the extent that the Shares of Portfolios are not reasonably available to meet the requirements of the Policies or are not "appropriate funding vehicles" for the Policies, as reasonably determined by the Company. Without limiting the generality of the foregoing, the Shares of a Portfolio would not be "appropriate funding vehicles" if, for example, such Shares did not meet the diversification or other requirements referred to in Article VI hereof; or if the Company would be permitted to disregard Policy owner voting instructions pursuant to Rule 6e-2 or 6e-3(T) under the 1940 Act. Prompt notice of the election to terminate for such cause and an explanation of such cause shall be furnished to the Trust by the Company; or

          (c) at the option of the Trust or MFS upon institution of formal proceedings against the Company by the NASD, the SEC, or any insurance department or any other regulatory body regarding the Company's duties under this Agreement or related to the sale of the Policies, the operation of the Accounts, or the purchase of the Shares; or

          (d) at the option of the Company upon institution of formal proceedings against the Trust by the NASD, the SEC, or any state securities or insurance department or any other regulatory body regarding the Trust's or MFS' duties under this Agreement or related to the sale of the Shares; or

          (e) at the option of the Company, the Trust or MFS upon receipt of any necessary regulatory approvals and/or the vote of the Policy owners having an interest in the Accounts (or any subaccounts) to substitute the shares of another investment company for the corresponding Portfolio Shares in accordance with the terms of the Policies for which those Portfolio Shares had been selected to serve as the underlying investment media. The Company will give thirty (30) days' prior written notice to the Trust of the Date of any proposed vote or other action taken to replace the Shares; or

          (f) termination by either the Trust or MFS by written notice to the Company, if either one or both of the Trust or MFS respectively, shall determine, in their sole judgment exercised in good faith, that the Company has suffered a material adverse change in its business, operations, financial condition, or prospects since the date of this Agreement or is the subject of material adverse publicity; or

          (g) termination by the Company by written notice to the Trust and MFS, if the Company shall determine, in its sole judgment exercised in good faith, that the Trust or MFS has suffered a material adverse change in this business, operations, financial condition or prospects since the date of this Agreement or is the subject of material adverse publicity; or

          (h) at the option of any party to this Agreement, upon another party's material breach of any provision of this Agreement; or

          (i) upon assignment of this Agreement, unless made with the written consent of the parties hereto.

     11.2. The notice shall specify the Portfolio or Portfolios, Policies and, if applicable, the Accounts as to which the Agreement is to be terminated.

     11.3. It is understood and agreed that the right of any party hereto to terminate this Agreement pursuant to Section 11.1(a) may be exercised for cause or for no cause.

     11.4. Except as necessary to implement Policy owner initiated transactions, or as required by state insurance laws or regulations, the Company shall not redeem the Shares attributable to the Policies (as opposed to the Shares attributable to the Company's assets held in the Accounts), and the Company shall not prevent Policy owners from allocating payments to a Portfolio that was otherwise available under the Policies, until thirty (30) days after the Company shall have notified the Trust of its intention to do so.

     11.5. Notwithstanding any termination of this Agreement, the Trust and MFS shall, at the option of the Company, continue to make available additional shares of the Portfolios pursuant to the terms and conditions of this Agreement, for all Policies in effect on the effective date of termination of this Agreement (the "Existing Policies"), except as otherwise provided under Article VII of this Agreement. Specifically, without limitation, the owners of the Existing Policies shall be permitted to transfer or reallocate investment under the Policies, redeem investments in any Portfolio and/or invest in the Trust upon the making of additional purchase payments under the Existing Policies.

ARTICLE XII.  NOTICES

   Any notice shall be sufficiently given when sent by registered or certified mail to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

     If to the Trust:

          MFS Variable Insurance Trust
          500 Boylston Street
          Boston, Massachusetts  02116
          Attn:  Stephen E. Cavan, Secretary

     If to the Company:

          Liberty Life Assurance Company of Boston
          175 Berkeley Street
          Boston, MA  02117
          Attn:  Christopher C. Mansfield, General Counsel

     If to MFS:

          Massachusetts Financial Services Company
          500 Boylston Street
          Boston, Massachusetts  02116
          Attn:  Stephen E. Cavan, General Counsel

ARTICLE XIII.  MISCELLANEOUS

     13.1. Subject to the requirement of legal process and regulatory authority, each party hereto shall treat as confidential the names and addresses of the owners of the Policies and all information reasonably identified as confidential in writing by any other party hereto and, except as permitted by this Agreement or as otherwise required by applicable law or regulation, shall not disclose, disseminate or utilize such names and addresses and other confidential information without the express written consent of the affected party until such time as it may come into the public domain.

     13.2. The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

     13.3. This Agreement may be executed simultaneously in one or more counterparts, each of which taken together shall constitute one and the same instrument.

     13.4. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

     13.5. The Schedule attached hereto, as modified from time to time, is incorporated herein by reference and is part of this Agreement.

     13.6. Each party hereto shall cooperate with each other party in connection with inquiries by appropriate governmental authorities (including without limitation the SEC, the NASD, and state insurance regulators) relating to this Agreement or the transactions contemplated hereby.

     13.7.      The  rights,  remedies  and  obligations  contained  in   this
     Agreement are cumulative and are in addition to any and all rights, remedies and obligations, at law or in equity, which the parties hereto are entitled to under state and federal laws.

     13.8. A copy of the Trust's Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts. The Company acknowledges that the obligations of or arising out of this instrument are not binding upon any of the Trust's trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of the Trust in accordance with its proportionate interest hereunder. The Company further acknowledges that the assets and liabilities of each Portfolio are separate and distinct and that the obligations of or arising out of this instrument are binding solely upon the assets or property of the Portfolio on whose behalf the Trust has executed this instrument. The Company also agrees that the obligations of each Portfolio hereunder shall be several and not joint, in accordance with its proportionate interest hereunder, and the Company agrees not to proceed against any Portfolio for the obligations of another Portfolio.


      IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified above.


                         LIBERTY LIFE ASSURANCE COMPANY OF BOSTON
                         By its authorized officer,

                         By: /s/Edmund F. Kelly

                         Title: President


                         MFS VARIABLE INSURANCE TRUST, on behalf of the Portfolios
                         By its authorized officer and not individually,

                         By: /s/A. Keith Brodkin
                           A. Keith Brodkin
                           Chairman and President

                         MASSACHUSETTS FINANCIAL SERVICES COMPANY
                         By its authorized officer,

                         By: /s/Arnold D. Scott
                           Arnold D. Scott
                           Senior Executive Vice President


                                             As of   7/2/96




                                 SCHEDULE A


                      ACCOUNTS, POLICIES AND PORTFOLIOS
                   SUBJECT TO THE PARTICIPATION AGREEMENT





Name of Separate            Policies Funded         Portfolios
Account and Date            by Separate Account     Applicable to Policies
Established by Board
of Directors


Variable Account K          Variable Annuity        Research Series
(Est. 9/13/89)                                      Emerging Growth Series



                                                         EXHIBIT 8(e)


                           PARTICIPATION AGREEMENT


     THIS AGREEMENT is made this 28th day of June, 1996, by and among The Alger American Fund (the "Trust"), an open-end management investment company organized as a Massachusetts business trust, Liberty Life Assurance Company of Boston, a life insurance company organized as a corporation under the laws of the State of Massachusetts, (the "Company"), on its own behalf and on behalf of each segregated asset account of the Company set forth in Schedule A, as may be amended from time to time (the "Accounts"), and Fred Alger and Company, Incorporated, a Delaware corporation, the Trust's distributor (the "Distributor").

     WHEREAS, the Trust is registered with the Securities and Exchange Commission (the "Commission") as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and has an effective registration statement relating to the offer and sale of the various series of its shares under the Securities Act of 1933, as amended (the "1933 Act");

     WHEREAS, the Trust and the Distributor desire that Trust shares be used as an investment vehicle for separate accounts established for variable life insurance policies and variable annuity contracts to be offered by life insurance companies which have entered into fund participation agreements with the Trust (the "Participating Insurance Companies");

     WHEREAS, shares of beneficial interest in the Trust are divided into the following series which are available for purchase by the Company for the
Accounts: Alger American Small Capitalization Portfolio, Alger American Growth Portfolio, Alger American Income & Growth Portfolio, Alger American Balanced Portfolio, Alger American MidCap Growth Portfolio, and Alger American Leveraged AllCap Portfolio;

     WHEREAS, the Trust has received an order from the Commission, dated February 17, 1989 (File No. 812-7076), granting Participating Insurance Companies and their separate accounts exemptions from the provisions of Sections 9(a), 13(a), 15(a) and 15(b) of the 1940 Act, and Rules 6e-2(b)(15) and 6e-3(T)(b)(15) thereunder, to the extent necessary to permit shares of the Portfolios of the Trust to be sold to and held by variable annuity and variable life insurance separate accounts of both affiliated and unaffiliated life insurance companies (the "Shared Funding Exemptive Order");

     WHEREAS, the Company has registered or will register under the 1933 Act certain variable life insurance policies and variable annuity contracts to be issued by the Company under which the Portfolios are to be made available as investment vehicles (the "Contracts");

     WHEREAS, the Company has registered or will register each Account as a unit investment trust under the 1940 Act unless an exemption from registration under the 1940 Act is available and the Trust has been so advised;


     WHEREAS, the Company desires to use shares of one or more Portfolios as investment vehicles for the Accounts;

     NOW THEREFORE, in consideration of their mutual promises, the parties agree as follows:

                                 ARTICLE I.
              Purchase and Redemption of Trust Portfolio Shares

 1.1. For purposes of this Article I, the Company shall be the Trust's agent for the receipt from each account of purchase orders and requests for redemption pursuant to the Contracts relating to each Portfolio, provided that the Company notifies the Trust of such purchase orders and requests for redemption by 9:30 a.m. Eastern time on the next following Business Day, as defined in Section 1.3.

 1.2. The Trust shall make shares of the Portfolios available to the Accounts at the net asset value next computed after receipt of a purchase order by the Trust (or its agent), as established in accordance with the provisions of the then current prospectus of the Trust describing Portfolio purchase procedures. The Company will transmit orders from time to time to the Trust for the purchase and redemption of shares of the Portfolios. The Trustees of the Trust (the "Trustees") may refuse to sell shares of any Portfolio to any person, or suspend or terminate the offering of shares of any Portfolio if such action is required by law or by regulatory authorities having jurisdiction or if, in the sole discretion of the Trustees acting in good faith and in light of their fiduciary duties under federal and any applicable state laws, such action is deemed in the best interests of the shareholders of such Portfolio.

 1.3. The Company shall pay for the purchase of shares of a Portfolio on behalf of an Account with federal funds to be transmitted by wire to the Trust, with the reasonable expectation of receipt by the Trust by 2:00 p.m. Eastern time on the next Business Day after the Trust (or its agent) receives the purchase order. Upon receipt by the Trust of the federal funds so wired, such funds shall cease to be the responsibility of the Company and shall become the responsibility of the Trust for this purpose. "Business Day" shall mean any day on which the New York Stock Exchange is open for trading and on which the Trust calculates its net asset value pursuant to the rules of the Commission.


 1.4. The Trust will redeem for cash any full or fractional shares of any Portfolio, when requested by the Company on behalf of an Account, at the net asset value next computed after receipt by the Trust (or its agent) of the request for redemption, as established in accordance with the provisions of the then current prospectus of the Trust describing Portfolio redemption procedures. The Trust shall make payment for such shares in the manner established from time to time by the Trust. Proceeds of redemption with respect to a Portfolio will normally be paid to the Company for an Account in federal funds transmitted by wire to the Company by order of the Trust with the reasonable expectation of receipt by the Company by 2:00 p.m. Eastern time on the next Business Day after the receipt by the Trust (or its agent) of the request for redemption. Such payment may be delayed if, for example, the Portfolio's cash position so requires or if extraordinary market conditions exist, but in no event shall payment be delayed for a greater period than is permitted by the 1940 Act. The Trust reserves the right to suspend the right of redemption, consistent with Section 22(e) of the 1940 Act and any rules thereunder.

 1.5. Payments for the purchase of shares of the Trust's Portfolios by the Company under Section 1.3 and payments for the redemption of shares of the Trust's Portfolios under Section 1.4 on any Business Day may be netted against one another for the purpose of determining the amount of any wire transfer.

 1.6. Issuance and transfer of the Trust's Portfolio shares will be by book entry only. Stock certificates will not be issued to the Company or the Accounts. Portfolio Shares purchased from the Trust will be recorded in the appropriate title for each Account or the appropriate subaccount of each Account.

 1.7. The Trust shall furnish, on or before the ex-dividend date, notice to the Company of any income dividends or capital gain distributions payable on the shares of any Portfolio of the Trust. The Company hereby elects to receive all such income dividends and capital gain distributions as are payable on a Portfolio's shares in additional shares of that Portfolio. The Trust shall notify the Company of the number of shares so issued as payment of such dividends and distributions.

 1.8. The Trust shall calculate the net asset value of each Portfolio on each Business Day, as defined in Section 1.3. The Trust shall make the net asset value per share for each Portfolio available to the Company or its designated agent on a daily basis as soon as reasonably practical after the net asset value per share is calculated and shall use its best efforts to make such net asset value per share available to the Company by 6:30 p.m. Eastern time each Business Day.


 1.9. The Trust agrees that its Portfolio shares will be sold only to Participating Insurance Companies and their segregated asset accounts, to the Fund Sponsor or its affiliates and to such other entities as may be permitted by Section 817(h) of the Code, the regulations hereunder, or judicial or administrative interpretations thereof. No shares of any Portfolio will be sold directly to the general public. The Company agrees that it will use Trust shares only for the purposes of funding the Contracts through the Accounts listed in Schedule A, as amended from time to time.

 1.10. The Trust agrees that all Participating Insurance Companies shall have the obligations and responsibilities regarding pass-through voting and conflicts of interest corresponding materially to those contained in
     Section 2.9 and Article IV of this Agreement.

                                 ARTICLE II.
                         Obligations of the Parties

 2.1. The Trust shall prepare and be responsible for filing with the Commission and any state regulators requiring such filing all shareholder reports, notices, proxy materials (or similar materials such as voting instruction solicitation materials), prospectuses and statements of additional information of the Trust. The Trust shall bear the costs of registration and qualification of shares of the Portfolios, preparation and filing of the documents listed in this Section 2.1 and all taxes to which an issuer is subject on the issuance and transfer of its shares.

 2.2. The Company shall distribute such prospectuses, proxy statements and periodic reports of the Trust to the Contract owners as required to be distributed to such Contract owners under applicable federal or state law.

 2.3. The Trust shall provide such documentation (including a final copy of the Trust's prospectus as set in type or in camera-ready copy) and other assistance as is reasonably necessary in order for the Company to print together in one document the current prospectus for the Contracts issued by the Company and the current prospectus for the Trust. The Trust shall bear the expense of printing copies of its current prospectus that will be distributed to existing Contract owners, and the Company shall bear the expense of printing copies of the Trust's prospectus that are used in connection with offering the Contracts issued by the Company.


2.4. The Trust and the Distributor shall provide (1) at the Trust's expense, one copy of the Trust's current Statement of Additional Information ("SAI") to the Company and to any Contract owner who requests such SAI,
     (2) at the Company's expense, such additional copies of the Trust's current SAI as the Company shall reasonably request and that the Company shall require in accordance with applicable law in connection with offering the Contracts issued by the Company.

 2.5. The Trust, at its expense, shall provide the Company with copies of its proxy material, periodic reports to shareholders and other communications to shareholders in such quantity as the Company shall reasonably require for purposes of distributing to Contract owners. The Trust, at the Company's expense, shall provide the Company with copies of its periodic reports to shareholders and other communications to shareholders in such quantity as the Company shall reasonably request for use in connection with offering the Contracts issued by the Company. If requested by the Company in lieu thereof, the Trust shall provide such documentation (including a final copy of the Trust's proxy materials, periodic reports to shareholders and other communications to shareholders, as set in type or in camera-ready copy) and other assistance as reasonably necessary in order for the Company to print such shareholder communications for distribution to Contract owners.

 2.6. The Company agrees and acknowledges that the Distributor is the sole owner of the name and mark "Alger" and that all use of any designation comprised in whole or part of such name or mark under this Agreement shall inure to the benefit of the Distributor. Except as provided in Section 2.5, the Company shall not use any such name or mark on its own behalf or on behalf of the Accounts or Contracts in any registration statement, advertisement, sales literature or other materials relating to the Accounts or Contracts without the prior written consent of the Distributor. Upon termination of this Agreement for any reason, the Company shall cease all use of any such name or mark as soon as reasonably practicable.

 2.7. The Company shall furnish, or cause to be furnished, to the Trust or its designee a copy of each Contract prospectus and/or statement of additional information describing the Contracts, each report to Contract owners, proxy statement, application for exemption or request for no-action letter in which the Trust or the Distributor is named contemporaneously with the filing of such document with the Commission. The Company shall furnish, or shall cause to be furnished, to the Trust or its designee each piece of sales literature or other promotional material in which the Trust or the Distributor is named, at least five Business Days prior to its use. No such material shall be used if the Trust or its designee reasonably objects to such use within three Business Days after receipt of such material.

 2.8. The Company shall not give any information or make any representations or statements on behalf of the Trust or concerning the Trust or the Distributor in connection with the sale of the Contracts other than information or representations contained in and accurately derived from the registration statement or prospectus for the Trust shares (as such registration statement and prospectus may be amended or supplemented from time to time), annual and semi-annual reports of the Trust, Trust-sponsored proxy statements, or in sales literature or other promotional material approved by the Trust or its designee, except as required by legal process or regulatory authorities or with the prior written permission of the Trust, the Distributor or their respective designees. The Trust and the Distributor agree to respond to any request for approval on a prompt and timely basis. The Company shall adopt and implement procedures reasonably designed to ensure that "broker only" materials including information therein about the Trust or the Distributor are not distributed to existing or prospective Contract owners.

 2.9. The Trust shall use its best efforts to provide the Company, on a timely basis, with such information about the Trust, the Portfolios and the Distributor, in such form as the Company may reasonably require, as the Company shall reasonably request in connection with the preparation of registration statements, prospectuses and annual and semi-annual reports pertaining to the Contracts.

 2.10. The Trust and the Distributor shall not give, and agree that no affiliate of either of them shall give, any information or make any representations or statements on behalf of the Company or concerning the Company, the Accounts or the Contracts other than information or representations contained in and accurately derived from the registration statement or prospectus for the Contracts (as such registration statement and prospectus may be amended or supplemented from time to time), or in materials approved by the Company for distribution including sales literature or other promotional materials, except as required by legal process or regulatory authorities or with the prior written permission of the Company. The Company agrees to respond to any request for approval on a prompt and timely basis.

 2.11. So long as, and to the extent that, the Commission interprets the 1940 Act to require pass-through voting privileges for Contract owners, the Company will provide pass-through voting privileges to Contract owners whose cash values are invested, through the registered Accounts, in shares of one or more Portfolios of the Trust. The Trust shall require all Participating Insurance Companies to calculate voting privileges in the same manner and the Company shall be responsible for assuring that the Accounts calculate voting privileges in the manner established by the Trust. With respect to each registered Account, the Company will vote shares of each Portfolio of the Trust held by a registered Account and for which no timely voting instructions from Contract owners are received in the same proportion as those shares for which voting instructions are received. The Company and its agents will in no way recommend or oppose or interfere with the solicitation of proxies for Portfolio shares held to fund the Contacts without the prior written consent of the Trust, which consent may be withheld in the Trust's sole discretion. The Company reserves the right, to the extent permitted by law, to vote shares held in any Account in its sole discretion.
2.12. The Company and the Trust will each provide to the other information about the results of any regulatory examination relating to the Contracts or the Trust, including relevant portions of any "deficiency letter" and any response thereto.

2.13. No compensation shall be paid by the Trust to the Company, or by the Company to the Trust, under this Agreement (except for specified expense reimbursements). However, nothing herein shall prevent the parties hereto from otherwise agreeing to perform, and arranging for appropriate compensation for, other services relating to the Trust, the Accounts or both.

                                ARTICLE III.
                       Representations and Warranties

 3.1. The Company represents and warrants that it is an insurance company duly organized and in good standing under the laws of the State of Massachusetts and that it has legally and validly established each Account as a segregated asset account under such law as of the date set forth in Schedule A, and that Keyport Financial Services Corp., the principal underwriter for the Contracts, is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member in good standing of the National Association of Securities Dealers, Inc.

 3.2. The Company represents and warrants that it has registered or, prior to any issuance or sale of the Contracts, will register each Account as a unit investment trust in accordance with the provisions of the 1940 Act and cause each Account to remain so registered to serve as a segregated asset account for the Contracts, unless an exemption from registration is available.

 3.3. The Company represents and warrants that the Contracts will be registered under the 1933 Act unless an exemption from registration is available prior to any issuance or sale of the Contracts; the Contracts will be issued and sold in compliance in all material respects with all applicable federal and state laws; and the sale of the Contracts shall comply in all material respects with state insurance law suitability requirements.

 3.4. The Trust represents and warrants that it is duly organized and validly existing under the laws of the Commonwealth of Massachusetts and that it does and will comply in all material respects with the 1940 Act and the rules and regulations thereunder.


3.5. The Trust and the Distributor represent and warrant that the Portfolio shares offered and sold pursuant to this Agreement will be registered under the 1933 Act and sold in accordance with all applicable federal and state laws, and the Trust shall be registered under the 1940 Act prior to and at the time of any issuance or sale of such shares. The Trust shall amend its registration statement under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of its shares. The Trust shall register and qualify its shares for sale in accordance with the laws of the various states only if and to the extent deemed advisable by the Trust.

 3.6. The Trust represents and warrants that the investments of each Portfolio will comply with the diversification requirements for variable annuity, endowment or life insurance contracts set forth in Section 817(h) of the Internal Revenue Code of 1986, as amended (the "Code"), and the rules and regulations thereunder, including without limitation Treasury Regulation 1.817-5, and will notify the Company immediately upon having a reasonable basis for believing any Portfolio has ceased to comply or might not so comply and will immediately take all reasonable steps to adequately diversify the Portfolio to achieve compliance within the grace period afforded by Regulation 1.817-5.

 3.7. The Trust represents and warrants that it is currently qualified as a "regulated investment company" under Subchapter M of the Code, that it will make every effort to maintain such qualification and will notify the Company immediately upon having a reasonable basis for believing it has ceased to so qualify or might not so qualify in the future.

 3.8. The Trust represents and warrants that it, its directors, officers, employees and others dealing with the money or securities, or both, of a Portfolio shall at all times be covered by a blanket fidelity bond or similar coverage for the benefit of the Trust in an amount not less than the minimum coverage required by Rule 17g-1 or other applicable regulations under the 1940 Act. Such bond shall include coverage for larceny and embezzlement and be issued by a reputable bonding company.

 3.9. The Distributor represents that it is duly organized and validly existing under the laws of the State of Delaware and that it is registered, and will remain registered, during the term of this Agreement, as a broker-dealer under the Securities Exchange Act of 1934 and is a member in good standing of the National Association of Securities Dealers, Inc.

                                 ARTICLE IV.
                             Potential Conflicts

4.1. The parties acknowledge that a Portfolio's shares may be made available for investment to other Participating Insurance Companies. In such event, the Trustees will monitor the Trust for the existence of any material irreconcilable conflict between the interests of the contract owners of all Participating Insurance Companies. A material irreconcilable conflict may arise for a variety of reasons, including:
     (a) an action by any state insurance regulatory authority; (b) a change in applicable federal or state insurance, tax or securities laws or regulations, or a public ruling, private letter ruling, no-action or interpretative letter, or any similar action by insurance, tax, or securities regulatory authorities; (c) an administrative or judicial decision in any relevant proceeding; (d) the manner in which the investments of any Portfolio are being managed; (e) a difference in voting instructions given by variable annuity contract and variable life insurance contract owners; or (f) a decision by an insurer to disregard the voting instructions of contract owners. The Trust shall promptly inform the Company of any determination by the Trustees that a material irreconcilable conflict exists and of the implications thereof.

4.2. The Company agrees to report promptly any potential or existing conflicts of which it is aware to the Trustees. The Company will assist the Trustees in carrying out their responsibilities under the Shared Funding Exemptive Order by providing the Trustees with all information reasonably necessary for and requested by the Trustees to consider any issues raised including, but not limited to, information as to a decision by the Company to disregard Contract owner voting instructions. All communications from the Company to the Trustees may be made in care of the Trust.

 4.3. If it is determined by a majority of the Trustees, or a majority of the disinterested Trustees, that a material irreconcilable conflict exists that affects the interests of contract owners, the Company shall, in cooperation with other Participating Insurance Companies whose contract owners are also affected, at its own expense and to the extent reasonably practicable (as determined by the Trustees) take whatever steps are necessary to remedy or eliminate the material irreconcilable conflict, which steps could include: (a) withdrawing the assets allocable to some or all of the Accounts from the Trust or any Portfolio and reinvesting such assets in a different investment medium, including (but not limited to) another Portfolio of the Trust, or submitting the question of whether or not such segregation should be implemented to a vote of all affected Contract owners and, as appropriate, segregating the assets of any appropriate group (i.e., annuity contract owners, life insurance contract owners, or variable contract owners of one or more Participating Insurance Companies) that votes in favor of such segregation, or offering to the affected Contract owners the option of making such a change; and (b) establishing a new registered management investment company or managed separate account.

 4.4. If a material irreconcilable conflict arises because of a decision by the Company to disregard Contract owner voting instructions and that decision represents a minority position or would preclude a majority vote, the Company may be required, at the Trust's election, to withdraw the affected Account's investment in the Trust and terminate this Agreement with respect to such Account; provided, however that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the disinterested Trustees. Any such withdrawal and termination must take place within six (6) months after the Trust gives written notice that this provision is being implemented. Until the end of such six (6) month period, the Trust shall continue to accept and implement orders by the Company for the purchase and redemption of shares of the Trust.

4.5. If a material irreconcilable conflict arises because a particular state insurance regulator's decision applicable to the Company conflicts with the majority of other state regulators, then the Company will withdraw the affected Account's investment in the Trust and terminate this Agreement with respect to such Account within six (6) months after the Trustees inform the Company in writing that the Trust has determined that such decision has created a material irreconcilable conflict; provided, however, that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the disinterested Trustees. Until the end of such six (6) month period, the Trust shall continue to accept and implement orders by the Company for the purchase and redemption of shares of the Trust.

  4.6. For purposes of Section 4.3 through 4.6 of this Agreement, a majority of the disinterested Trustees shall determine whether any proposed action adequately remedies any material irreconcilable conflict, but in no event will the Trust be required to establish a new funding medium for any Contract. The Company shall not be required to establish a new funding medium for the Contracts if an offer to do so has been declined by vote of a majority of Contract owners materially adversely affected by the material irreconcilable conflict. In the event that the Trustees determine that any proposed action does not adequately remedy any material irreconcilable conflict, then the Company will withdraw the Account's investment in the Trust and terminate this Agreement within six (6) months after the Trustees inform the Company in writing of the foregoing determination; provided, however, that such withdrawal and termination shall be limited to the extent required by any such material irreconcilable conflict as determined by a majority of the disinterested Trustees.

 4.7. The Company shall at least annually submit to the Trustees such reports, materials or data as the Trustees may reasonably request so that the Trustees may fully carry out the duties imposed upon them by the Shared Funding Exemptive Order, and said reports, materials and data shall be submitted more frequently if reasonably deemed appropriate by the Trustees.

 4.8. If and to the extent that Rule 6e-3(T) is amended, or Rule 6e-3 is adopted, to provide exemptive relief from any provision of the 1940 Act or the rules promulgated thereunder with respect to mixed or shared funding (as defined in the Shared Funding Exemptive Order) on terms and conditions materially different from those contained in the Shared Funding Exemptive Order, then the Trust and/or the Participating Insurance Companies, as appropriate, shall take such steps as may be necessary to comply with Rule 6e-3(T), as amended, or Rule 6e-3, as adopted, to the extent such rules are applicable.


                                 ARTICLE V.
                               Indemnification

 5.1. Indemnification By the Company. The Company agrees to indemnify and hold harmless the Distributor, the Trust and each of its Trustees, officers, employees and agents and each person, if any, who controls the Trust within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 5.1) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Company, which consent shall not be unreasonably withheld) or expenses (including the reasonable costs of investigating or defending any alleged loss, claim, damage, liability or expense and reasonable legal counsel fees incurred in connection therewith) (collectively, "Losses"), to which the Indemnified Parties may become subject under any statute or regulation, or at common law or otherwise, insofar as such Losses are related to the sale or acquisition of the Contracts or Trust shares and:

          (a) arise out of or are based upon any untrue statements or alleged untrue statements of any material fact contained in a registration statement or prospectus for the Contracts or in the Contracts themselves or in sales literature generated or approved by the Company on behalf of the Contracts or Accounts (or any amendment or supplement to any of the foregoing) (collectively, "Company Documents" for the purposes of this Article V), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this indemnity shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and was accurately derived from written information furnished to the Company by or on behalf of the Trust for use in Company Documents or otherwise for use in connection with the sale of the Contracts or Trust shares; or

          (b) arise out of or result from statements or representations (other than statements or representations contained in and accurately derived from Trust Documents as defined in Section 5.2(a)) or wrongful conduct of the Company or persons under its control, with respect to the sale or acquisition of the Contracts or Trust shares; or

          (c) arise out of or result from any untrue statement or alleged untrue statement of a material fact contained in Trust Documents as defined in Section 5.2(a) or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such statement or omission was made in reliance upon and accurately derived from written information furnished to the Trust by or on behalf of the Company; or

          (d) arise out of or result from any failure by the Company to provide the services or furnish the materials required under the terms of this Agreement; or

          (e) arise out of or result from any material breach of any representation and/or warranty made by the Company in this Agreement or arise out of or result from any other material breach of this Agreement by the Company; or

          (f) arise out of or result from the provision by the Company to the Trust of insufficient or incorrect information regarding the purchase or sale of shares of any Portfolio, or the failure of the Company to provide such information on a timely basis.

 5.2. Indemnification by the Distributor. The Distributor agrees to indemnify and hold harmless the Company and each of its directors, officers, employees, and agents and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for the purposes of this Section 5.2) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Distributor, which consent shall not be unreasonably withheld) or expenses (including the reasonable costs of investigating or defending any alleged loss, claim, damage, liability or expense and reasonable legal counsel fees incurred in connection therewith) (collectively, "Losses"), to which the Indemnified Parties may become subject under any statute or regulation, or at common law or otherwise, insofar as such Losses are related to the sale or acquisition of the Contracts or Trust shares and:

          (a) arise out of or are based upon any untrue statements or alleged untrue statements of any material fact contained in the registration statement or prospectus for the Trust (or any amendment or supplement thereto) (collectively, "Trust Documents" for the purposes of this Article V), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this indemnity shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and was accurately derived from written information furnished to the Distributor or the Trust by or on behalf of the Company for use in Trust Documents or otherwise for use in connection with the sale of the Contracts or Trust shares and; or

          (b) arise out of or result from statements or representations (other than statements or representations contained in and accurately derived form Company Documents) or wrongful conduct of the Distributor or persons under its control, with respect to the sale or acquisition of the Contracts or Portfolio shares; or


          (c) arise out of or result from any untrue statement or alleged untrue statement of a material fact contained in Company Documents or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such statement or omission was made in reliance upon and accurately derived from written information furnished to the Company by or on behalf of the Trust; or

          (d) arise out of or result from any failure by the Distributor or the Trust to provide the services or furnish the materials required under the terms of this Agreement; or

          (e) arise out of or result from any material breach of any representation and/or warranty made by the Distributor or the Trust in this Agreement or arise out of or result from any other material breach of this Agreement by the Distributor or the Trust.

 5.3. None of the Company, the Trust or the Distributor shall be liable under the indemnification provisions of Sections 5.1 or 5.2, as applicable, with respect to any Losses incurred or assessed against an Indemnified Party that arise from such Indemnified Party's willful misfeasance, bad faith or negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations or duties under this Agreement.

 5.4. None of the Company, the Trust or the Distributor shall be liable under the indemnification provisions of Sections 5.1 or 5.2, as applicable, with respect to any claim made against an Indemnified party unless such Indemnified Party shall have notified the other party in writing within a reasonable time after the summons, or other first written notification, giving information of the nature of the claim shall have been served upon or otherwise received by such Indemnified Party (or after such Indemnified Party shall have received notice of service upon or other notification to any designated agent), but failure to notify the party against whom indemnification is sought of any such claim shall not relieve that party from any liability which it may have to the Indemnified Party in the absence of Sections 5.1 and 5.2.

 5.5. In case any such action is brought against an Indemnified Party, the indemnifying party shall be entitled to participate, at its own expense, in the defense of such action. The indemnifying party also shall be entitled to assume the defense thereof, with counsel reasonably satisfactory to the party named in the action. After notice from the indemnifying party to the Indemnified Party of an election to assume such defense, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the indemnifying party will not be liable to the Indemnified Party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

                                 ARTICLE VI.
                                 Termination

 6.1.     This Agreement shall terminate:

          (a) at the option of any party upon 60 days advance written notice to the other parties, unless a shorter time is agreed to by the parties;

          (b) at the option of the Trust or the Distributor if the Contracts issued by the Company cease to qualify as annuity contracts or life insurance contracts, as applicable, under the Code or if the Contracts are not registered, issued or sold in accordance with applicable state and/or federal law; or

          (c) at the option of any party upon a determination by a majority of the Trustees of the Trust, or a majority of its disinterested Trustees, that a material irreconcilable conflict exists; or

          (d) at the option of the Company upon institution of formal proceedings against the Trust or the Distributor by the NASD, the SEC, or any state securities or insurance department or any other regulatory body regarding the Trust's or the Distributor's duties under this Agreement or related to the sale of Trust shares or the operation of the Trust; or

          (e) at the option of the Company if the Trust or a Portfolio fails to meet the diversification requirements specified in Section 3.6 hereof; or.

          (f) at the option of the Company if shares of the Series are not reasonably available to meet the requirements of the Variable Contracts issued by the Company, as determined by the Company, and upon prompt notice by the Company to the other parties; or

          (g) at the option of the Company in the event any of the shares of the Portfolio are not registered, issued or sold in accordance with applicable state and/or federal law, or such law precludes the use of such shares as the underlying investment media of the Variable Contracts issued or to be issued by the Company; or

          (h) at the option of the Company, if the Portfolio fails to qualify as a Regulated Investment Company under Subchapter M of the Code; or


          (i) at the option of the Distributor if it shall determine in its sole judgment exercised in good faith, that the Company and/or its affiliated companies has suffered a material adverse change in its business, operations, financial condition or prospects since the date of this Agreement or is the subject of material adverse publicity.

 6.2. Notwithstanding any termination of this Agreement, the Trust shall, at the option of the Company, continue to make available additional shares of any Portfolio and redeem shares of any Portfolio pursuant to the terms and conditions of this Agreement for all Contracts in effect on the effective date of termination of this Agreement.

 6.3. The provisions of Article V shall survive the termination of this Agreement, and the provisions of Article IV and Section 2.9 shall survive the termination of this Agreement as long as shares of the Trust are held on behalf of Contract owners in accordance with Section 6.2.

                                ARTICLE VII.
                                   Notices

     Any notice shall be sufficiently given when sent by registered or certified mail to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

          If to the Trust or its Distributor:

          Fred Alger Management, Inc.
          30 Montgomery Street
          Jersey City, NJ 07302
          Attn:  Gregory S. Duch

          If to the Company:

          Liberty Life Assurance Company of Boston
          175 Berkeley Street
          Boston, MA 02117
          Attn:  Christopher C. Mansfield, General Counsel

                                ARTICLE VIII.
                                Miscellaneous

 8.1. The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

 8.2. This Agreement may be executed in two or more counterparts, each of which taken together shall constitute one and the same instrument.

 8.3. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

 8.4. This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of the State of New York. It shall also be subject to the provisions of the federal securities laws and the rules and regulations thereunder and to any orders of the Commission granting exemptive relief therefrom and the conditions of such orders. Copies of any such orders shall be promptly forwarded by the Trust to the Company.

 8.5. All liabilities of the Trust arising, directly or indirectly, under this Agreement, of any and every nature whatsoever, shall be satisfied solely out of the assets of the Trust and no Trustee, officer, agent or holder of shares of beneficial interest of the Trust shall be personally liable for any such liabilities.

 8.6. Each party shall cooperate with each other party and all appropriate governmental authorities (including without limitation the Commission, the National Association of Securities Dealers, Inc. and state insurance regulators) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby.

 8.7. The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies and obligations, at law or in equity, which the parties hereto are entitled to under state and federal laws.

 8.8.     This Agreement shall not be exclusive in any respect.

 8.9. Neither this Agreement nor any rights or obligations hereunder may be assigned by either party without the prior written approval of the other party.

8.10. No provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by both parties.

8.11. Each party hereto shall, except as required by law or otherwise permitted by this Agreement, treat as confidential the names and addresses of the owners of the Contracts and all information reasonably identified as confidential in writing by any other party hereto, and shall not disclose such confidential information without the written consent of the affected party unless such information has become publicly available.

     IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this Participation Agreement as of the date and year first above written.

                    Fred Alger and Company, Incorporated

                    By: /s/Gregory S. Duch
                    Name:  Gregory S. Duch
                    Title: Executive Vice President

                    Alger American Fund

                    By: /s/Gregory S. Duch
                    Name:   Gregory S. Duch
                    Title:  Treasurer

                    Liberty Life Assurance Company
                    of Boston

                    By: /s/Edmund F. Kelly
                    Name: Edmund F. Kelly
                    Title: President



                                                         EXHIBIT 8(f)


                           PARTICIPATION AGREEMENT

                                    AMONG

                  ALLIANCE CAPITAL VARIABLE INSURANCE TRUST

                      ALLIANCE FUND DISTRIBUTORS, INC.

                      ALLIANCE CAPITAL MANAGEMENT, L.P.

                                     AND

                  LIBERTY LIFE ASSURANCE COMPANY OF BOSTON


     This Agreement, made and entered into this 3rd day of September, 1996 by

and   among  Liberty  Life  Assurance  Company  of  Boston,  a  Massachusetts

corporation,  (referred to as the "Company"), each on its own behalf  and  on behalf  of its Separate Account, which is a segregated asset account  of  the

Company;  Alliance  Variable  Products Series  Fund,  Inc.  (the  "Fund"),  a

corporation  organized  under  the laws of the State  of  Maryland;  Alliance

Capital  Management  L.P., ("Adviser"), a Delaware  limited  partnership  and

Alliance Fund Distributors, Inc. ("Underwriter"), a Delaware corporation.

      WHEREAS,  the  Fund  engages  in business  as  an  open-end  management investment  company  and  is available to act as the investment  vehicle  for separate  accounts  established  for variable  life  insurance  policies  and variable  annuity contracts ("Variable Insurance Products") to be offered  by insurance companies which have entered into participation agreements with the

Fund  and  Adviser  on  substantially the same terms  as  in  this  Agreement

(hereinafter "Participating Insurance Companies"); and

      WHEREAS,  the  shares of the Fund are divided into  several  series  of

shares  (such  series  being  hereinafter  referred  to  individually  as   a

"Portfolio"  or  collectively as the "Portfolios") as  shown  on  Schedule  A attached hereto; and

      WHEREAS, the Fund has been granted or currently intends to apply for an

order   from  the  Securities  and  Exchange  Commission  ("SEC"),   granting

Participating  Insurance  Companies and variable annuity  and  variable  life insurance separate accounts exemptions from the provisions of Sections  9(a),

13(a),  15(a),  and 15(b) of the Investment Company Act of 1940,  as  amended

(hereinafter  the  "1940  Act")  and  Rules  6e-2(b)(15)  and  6e-3(T)(b)(15)

thereunder to the extent necessary to permit shares of the Fund to be sold to and held by variable annuity and variable life insurance separate accounts of both  affiliated  and unaffiliated life insurance companies (hereinafter  the

"Shared Funding Exemptive Order"); and

      WHEREAS,  the  Fund is registered as an open-end management  investment company under the 1940 Act and its shares are registered under the Securities

Act of 1933, as amended (hereinafter the "1933 Act"); and

      WHEREAS, the Adviser is duly registered as an investment adviser  under the  federal  Investment Advisers Act of 1940, as amended and any  applicable state securities law; and

      WHEREAS,  the Company has registered or will register certain  Variable

Insurance Products under the 1933 Act; and

      WHEREAS, the Company has established duly organized, a validly existing segregated  asset  account  as  shown on  Schedule  B  attached  hereto  (the

"Separate  Account") established by resolution of the Board of  Directors  of the  Company, and divided such Separate Account into subaccounts to set aside and invest assets attributable to aforesaid variable annuity contracts; and

      WHEREAS,  the  Company  has  registered or will  register  the  certain

Separate Account as a unit investment trust under the 1940 Act; and



      WHEREAS,  the  Underwriter is registered as a  broker-dealer  with  the

Securities and Exchange Commission ("SEC") under the Securities Exchange  Act of  1934, as amended, (hereinafter the "1934 Act"), and is a member  in  good standing of the National Association of Securities Dealers, Inc. (hereinafter

"NASD"); and

       WHEREAS,   Keyport  Financial  Services  Corporation   ("KFSC"),   the

underwriter  for  the  individual variable  annuity  and  the  variable  life policies,  is registered as a broker-dealer with the SEC under the  1934  Act and is a member in good standing of the NASD; and

      WHEREAS,  to  the  extent permitted by applicable  insurance  laws  and regulations,  the  Company intends to purchase shares in  the  Portfolios  on behalf  of  the Separate Account to fund certain Variable Insurance Products.

Underwriter is authorized to sell such shares to unit investment trusts  such as  the  Separate Account at net asset value, and acts as distributor of  the

Portfolio shares.

      NOW, THEREFORE, in consideration of their mutual promises, the Company,

the Fund, the Adviser and the Underwriter agree as follows:


ARTICLE I.  Sale of Fund Shares

      1.1  The Underwriter shall sell to the Company those shares of the Fund which the Separate Account orders, executing such orders on a daily basis  at the  net  asset value next computed after receipt by the Fund or its designee of  the  order for shares of the Fund. For purposes of this Section 1.1,  the

Company shall be the designee of the Fund for receipt of such orders from the

Separate Account and receipt by such designee shall constitute receipt by the

Fund provided that each Company receives the order by 4:00 p.m. New York time and  the  Fund receives notice from the Company, as the Company and Fund  may agree,  by 9:00 a.m. New York time on the next Business Day.  "Business  Day"

shall  mean any day on which the New York Stock Exchange is open for  regular trading and on which the Fund calculates its net asset value pursuant to  the rules of the SEC.

     1.2  The Fund agrees subject to the terms of this Agreement, to make its shares available indefinitely for purchase at the applicable net asset  value per  share by the Company and the Separate Account on those days on which the

Fund calculates its net asset value pursuant to rules of the SEC and the Fund shall use reasonable efforts to calculate such net asset value on each day on which  the New York Stock Exchange is open for trading.  Notwithstanding  the foregoing,  the Board of Directors of the Fund (hereinafter the "Board")  may refuse to sell shares of any Portfolio to any person, or suspend or terminate the offering of shares of any Portfolio if such action is required by law  or by  regulatory authorities having jurisdiction or is, in the sole  discretion of  the Board acting in good faith and in light of its fiduciary duties under federal and any applicable state laws, necessary in the best interests of the shareholders of such Portfolio.

      1.3   The  Fund  agrees that shares of the Fund will be  sold  only  to

Participating  Insurance  Companies and their separate  accounts  which  have agreed  to  participate  in the Fund to fund their Separate  Accounts  and/or certain  qualified plans, all in accordance with the requirements of  Section

817(h)  of the Internal Revenue Code of 1986, as amended (hereinafter "Code")

and  Treasury Regulation 1.817-5. No shares of any Portfolio will be sold  to the general public.

      1.4   The  Fund and Adviser will not sell Fund shares to any  insurance company  or  separate  account unless an agreement  containing  substantially similar  provisions as Articles I, III, V, VI and Sections 2.5 of Article  II

of this Agreement is in effect to govern such sales.

      1.5   The Fund will redeem for cash, on the Company's request, any full or fractional shares of the Fund held by the Company, executing such requests on  a  daily basis at the net asset value next computed after receipt by  the

Fund  or  its designee of redemption requests.  For purposes of this  Section

1.5,  the  Company shall be the designee of the Fund for receipt of  requests for redemption from the Separate Account, and receipt by such designee should constitute  receipt  by  the Fund; provided that  the  Company  receives  the request  for  redemption by 4:00 p.m. New York time, and  the  Fund  receives notice from the Company, as the Company and Fund may agree, by 9:00 a.m.  New

York time on the next Business Day.

     Subject to the applicable rules and regulations, if any, of the SEC, the

Fund may pay the redemption price for shares of any Portfolio in whole or  in part  by a distribution in kind of securities from the Portfolio of the  Fund allocated  to  such  Portfolio in lieu of money, valuing such  securities  at

their  value  employed  for  determining  net  asset  value  governing   such

redemption  price, and selecting such securities in a manner  the  Board  may determine in good faith to be fair and equitable.

      1.6   The  Fund  may suspend the redemption of any full  or  fractional shares  of  the Fund (1) for any period (a) during which the New  York  Stock

Exchange is closed (other than customary weekend and holiday closings) or (b)

during  which trading on the New York Stock Exchange is restricted;  (2)  for any period during which an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practicable or (b) it is  not reasonably practicable for the Fund fairly to determine the value  of its  net assets; or (3) for such other periods as the SEC may by order permit for the protection of shareholders of the Fund.

      1.7   The Company will purchase and redeem the shares of each Portfolio offered  by  the then current prospectus of the Fund in accordance  with  the provisions of such prospectus and statement of additional information ("SAI")

(collectively referred to as "Prospectus," unless otherwise provided).

      1.8  The Company shall pay for Fund shares on the same Business Day  as an order to purchase Fund shares is made in accordance with the provisions of

Section  1.1 hereof.  Payment shall be in federal funds transmitted by  wire,

or  may  otherwise be provided by separate agreement. For purpose of  Section

2.10  and 2.11, upon receipt by the Fund of the federal funds so wired,  such funds  shall  cease to be the responsibility of the Company and shall  become the responsibility of the Fund.

      1.9   Issuance and transfer of the Fund's shares will be by book  entry

only.   Stock certificates will not be issued to the Company or the  Separate

Account.   Shares  ordered from the Fund will be recorded in  an  appropriate title  for the Separate Account or the appropriate subaccount of the Separate

Account.

      1.10  The  Fund  shall furnish same day notice (by wire  or  telephone,

followed  by written confirmation) to the Company of any income dividends  or capital  gain  distributions  payable on the shares  of  any  Portfolio.  The

Company  hereby elects to receive all such income dividends and capital  gain distributions as are payable on the Portfolio shares in additional shares  of that  Portfolio.  The Company reserves the right to revoke this election  and to receive all such income, dividends and capital gain distributions in cash.

The  Fund  shall  notify the Company of the number of  shares  so  issued  as payment of such income, dividends and capital gains distributions.

      1.11  The Fund shall make the net asset value per share for each Series available  to  the  Company on a daily basis as soon as reasonably  practical after  the  net asset value per share is calculated and shall  use  its  best efforts to make such net asset value per share available by 7 p.m., New  York time.

ARTICLE II. Representations and Warranties

      2.1  The Company represents and warrants that the Contracts are or will be registered under the 1933 Act to the extent required by the 1933 Act; that the  Contracts will be issued and distributed in compliance in  all  material respects with all applicable federal and state laws and that the sale of  the

Contracts  shall  comply  in  all  material  respects  with  state  insurance suitability  requirements.  The Company further represents and warrants  that it  is  an  insurance  company  duly organized and  in  good  standing  under applicable law and that prior to any issuance or sale of any Contract it  has legally  and  validly established the Separate Account as a segregated  asset account  under  the  applicable state insurance laws and has  registered  or,

prior  to  any issuance or sale of the Contracts, will register the  Separate

Account as a unit investment trust in accordance with the provisions  of  the

1940 Act to serve as a segregated investment account for the Contracts.

      2.2  The Company represents and warrants that KFSC, the underwriter for the  individual variable annuity and the variable life policies, is a  member in  good standing of the NASD and is a registered broker-dealer with the SEC.

The  Company represents and warrants that the Company and KFSC will issue and distribute  such  policies in accordance in all material  respects  with  all applicable  state  and federal securities laws, including without  limitation the 1933 Act, the 1934 Act, and the 1940 Act.

      2.3  The Fund represents and warrants that Fund shares sold pursuant to this  Agreement  shall be registered under the 1933 Act, duly authorized  for issuance  and sold in compliance with the laws of the State of Maryland,  and all applicable federal and any state securities laws and that the Fund is and shall  remain  registered  under  the 1940 Act.  The  Fund  shall  amend  the registration  statement for its shares under the 1933 Act and  the  1940  Act from  time to time as required in order to effect the continuous offering  of

its  shares.   The  Fund shall register and qualify the shares  for  sale  in accordance  with  the laws of the various states only if and  to  the  extent deemed advisable by the Fund or the Adviser.

      2.4   The  Fund  represents that it does or intends  to  qualify  as  a

Regulated Investment Company under Subchapter M of the Code and that it  will make  every effort to maintain such qualification (under Subchapter M or  any successor  or  similar  provision)  and  that  it  will  notify  the  Company immediately upon having a reasonable basis for believing that it  has  ceased to  so  qualify  or  that it might not so qualify in  the  future.  The  Fund

represents   and   warrants  that  each  Portfolio  will  comply   with   the

diversification requirements set forth in Section 817(h) of the Code, and the rules  and  regulations  thereunder, including  without  limitation  Treasury

Regulation  1.817-5, and will notify the Company immediately  upon  having  a reasonable basis for believing any Fund has ceased to comply or might not  so comply and will immediately take all reasonable steps to adequately diversify the Fund to achieve compliance within the grace period afforded by Regulation

1.817-5.  The  Fund acknowledges that any failure to qualify as  a  Regulated

Investment  Company  will eliminate the ability of the subaccounts  to  avail themselves  of the "look through" provisions of section 817(h) of  the  Code,

and  that as a result the Contracts will almost certainly fail to qualify  as annuity contracts under section 817(h) of the Code.

      2.5  The Company represents that the Contracts are currently treated as endowment  or annuity contracts under applicable provisions of the  Code  and that  it  will make every effort to maintain such treatment and that it  will notify  the  Fund and the Adviser immediately upon having a reasonable  basis for  believing that the Contracts have ceased to be so treated or  that  they might not be so treated in the future.

      2.6   The Fund makes no representation as to whether any aspect of  its operations  (including, but not limited to, fees and expenses and  investment policies)  complies  with the insurance laws or regulations  of  the  various states except that the Fund represents that it believes it currently complies in  all  material respects and intends at all times to comply in all material respects with the applicable insurance laws of the domiciliary states of  the

Participating  Insurance  Companies  to the  extent  that  the  Participating

Insurance Companies advise the Fund, in writing, of such laws or any  changes in such laws.

      2.7   The  Adviser  represents and warrants that the Underwriter  is  a member in good standing of the NASD and is registered as a broker-dealer with the  SEC. The Underwriter further represents that it will sell and distribute the  Fund's shares in accordance with applicable state and federal securities laws,  including without limitation the 1933 Act, the 1934 Act, and the  1940

Act.

      2.8   The  Fund  represents that it is lawfully organized  and  validly existing  under the laws of the State of Maryland and that it does  and  will comply in all material respects with the 1940 Act.

      2.9   The  Fund represents and warrants that the Adviser is  and  shall remain duly registered under all applicable federal and state securities laws and that the Adviser shall perform its obligations for the Fund in compliance in  all  material respects with the applicable laws of the State of  Delaware and any applicable state and federal securities laws.

ARTICLE III.  Prospectus and Proxy Statements; Voting

      3.1   The Fund and the Adviser shall provide the Company with  as  many

copies   of  the  Fund's  current  prospectus  and  Statement  of  Additional

Information  (describing only the Portfolios listed in  Schedule  A)  as  the

Company  may reasonably request in connection with delivery of the prospectus to  shareholders of Variable Insurance Products. If requested by  Company  in lieu  thereof,  the  Fund  or  the Adviser shall provide  such  documentation

(including a "camera ready" copy of the new prospectus as set in type or,  at the  request  of  Company, as a diskette in the form sent  to  the  financial printer)  and  other assistance as is reasonably necessary in order  for  the parties  hereto  once a year (or more frequently if the  prospectus  for  the shares  is  supplemented or amended) to have the prospectus for the  Variable

Insurance Products and the prospectus for the Fund shares printed together in one  document the expenses of such printing will be apportioned  between  (a)

the  Company (b)Fund in proportion to the number of pages of the  Policy  and

Shares prospectuses, taking into account other relevant factors affecting the cost  of  printing such as covers, columns, graphs, and charts; the  Fund  to bear  the  cost with printing the Shares' prospectus portion of such document and  the  Company  to  bear the expenses of printing the  portion  with  such documents relating to the Accounts. The Company will bear all printing  costs when the prospectuses are used for distribution to prospective purchasers. In the  event that the Company requests that the Fund or the Adviser provide the

Fund's  prospectus in a "camera ready" or diskette format, the Fund shall  be responsible  for  providing  the prospectus in the  format  in  which  it  is accustomed to formatting prospectuses and shall bear the expense of providing the  prospectus  in such format (e.g. typesetting expenses) and  the  Company shall  bear  the expense of adjusting or changing the format to conform  with any of its prospectuses.

      3.2  The Fund's prospectus shall state that the Statement of Additional

Information for the Fund is available from Fund and the Company, and  at  the

Fund's  expense,  the Fund shall provide a final copy of  such  Statement  of

Additional Information to Company for duplication and provision to any  Owner of a Variable Insurance Product or prospective owner who requests it.

      3.3  The Fund, at its expense, shall provide the Company with copies of its proxy materials, reports to shareholders and other communications (except for prospectus and Statements of Additional Information, which are covered in

Section 3.1) to shareholders in such quantity as the Company shall reasonably require for distribution to Owners.

     3.4  If and to the extent required by law the Company shall:

      (i) solicit voting instructions from Owners;

               (ii) vote the Fund shares in accordance with

          instructions received from Owners; and

    (iii) vote Fund shares for which no instructions have

          been received in a particular Separate Account in the same proportion as Fund shares of such Portfolio for which

          instructions have been received in that Separate Account,

so long and to the extent that the SEC continues to interpret the 1940 Act to require  pass-through  voting privileges for variable  contract  owners.  The

Company  reserves the right to vote Fund shares held in any segregated  asset

account  in  its  own  right, to the extent permitted by law.   Participating

Insurance  Companies shall be responsible for assuring  that  each  of  their

Separate Accounts participating in the Fund calculates voting privileges in a manner  consistent  with  the  standards to be provided  in  writing  to  the

Participating Insurance Companies.

     3.5  The Fund shall comply with all provisions of the 1940 Act requiring voting  by  shareholders, and in particular the Fund will either provide  for annual  meetings or comply with Section 16(c) of the 1940 Act  (although  the

Fund is not one of the trusts described in Section 16(c) of that Act) as well as  with Section 16(a) and, if and when applicable, 16(b). Further, the  Fund will  act in accordance with the SEC's interpretation of the requirements  of

Section  16(a)  with  respect to periodic elections  of  directors  and  with whatever rules the Commission may promulgate with respect thereto.

ARTICLE IV.  Sales Material and Information

      4.1  The Company shall furnish, or shall cause to be furnished, to  the

Fund  or  its designee, the form of each piece of sales literature  or  other promotional material in which the Fund or its investment adviser is named, at least  three  (3) Business Days prior to its use. No such material  shall  be used  unless  the  Fund or its designee approves such use  within  three  (3)

Business  Days  after receipt of its material, which approval  shall  not  be unreasonably withheld.

       4.2   The  Company  shall  not  give  any  information  or  make   any

representations or statements on behalf of the Fund or concerning the Fund in connection  with  the  sale of Variable Insurance  Products  other  than  the information  or  representations contained in the registration  statement  or

Prospectus for the Fund shares, as such registration statement and Prospectus may  be  amended  or supplemented from time to time, or in reports  or  proxy statements for the Fund, or in sales literature or other promotional material approved by the Fund or its designee, except with the permission of the  Fund or its designee.

      4.3   The  Fund  or its designee shall furnish, or shall  cause  to  be furnished, to the Company or its designee, each piece of sales literature  or

other   promotional  material  in  which  the  Company  and/or  its  Separate

Account(s), are named at least three (3) Business Days prior to its use.   No

such  material shall be used unless the Company or its designee  approves  of such use within three (3) Business Days after receipt of such material, which approval shall not be unreasonably withheld.

     4.4  The Fund shall not give any information or make any representations or  statements  on  behalf  of the Company or concerning  the  Company,  each

Separate  Account,  or  the  Variable  Insurance  Products  other  than   the

information  or  representations contained in or accurately  derived  from  a registration statement or prospectus for such Variable Insurance Products, as such  registration  statement and prospectus may be amended  or  supplemented from  time  to time, or in published reports for such Separate Account  which are  in  the  public  domain or approved by the Company for  distribution  to

Owners, or in sales literature or other promotional material approved by  the

Company or its designee, except with the permission of the Company.

     4.5  The Fund shall provide to the Company at least one complete copy of

all   registration   statements,  prospectuses,  Statements   of   Additional

Information,   reports,  proxy  statements,  sales   literature   and   other

promotional  materials, applications for exemptions, requests  for  no-action letters, and all amendments to any of the above, that relate to the  Fund  or its  shares, contemporaneously with the filing of such document with the  SEC or other regulatory authorities.

     4.6  The Company shall provide to the Fund at least one complete copy of

all   registration   statements,  prospectuses,  Statements   of   Additional

Information, reports, solicitations for voting instructions, sales literature and  other promotional materials, applications for  exemptions, requests  for no-action letters, and all amendments to any of the above, that relate to the

Variable  Insurance Products or any Separate Account, contemporaneously  with the filing of such document with the SEC or other regulatory authorities.

      4.7   For purposes of this Article IV, the phrase "sales literature  or other  promotional material" includes, but is not limited to,  advertisements

(such  as  material published, or designed for use in, a newspaper, magazine,

or   other  periodical,  radio,  television,  telephone  or  tape  recording,

videotape  display,  signs or billboards, motion pictures,  or  other  public media), sales literature (i.e., any written communication distributed or made

generally   available  to  customers  or  the  public,  including  brochures,

circulars,  research  reports, market letters, form letters,  seminar  texts,

reprints  or  excerpts  of  any  other advertisement,  sales  literature,  or published article), educational or training materials or other communications distributed  or made generally available to some or all agents or  employees,

and   registration   statements,  prospectuses,  Statements   of   Additional

Information, shareholder reports, and proxy materials and any other  material constituting sales literature or advertising under the 1933 Act, the 1940 Act or NASD rules.

ARTICLE V.     Fees and Expenses

      5.1   The  Fund  shall pay no compensation to the  Company  under  this

Agreement (except for items covered in Article III).

      5.2   All  expenses  incident to performance by  the  Fund  under  this

Agreement shall be paid by the Fund.  The Fund shall see to it that  all  its shares  are  registered  and  authorized  for  issuance  in  accordance  with applicable federal law and if and to the extent deemed advisable by the Fund,

in accordance with applicable state laws prior to their sale.  The Fund shall bear  the  expenses of registration and qualification of the  Fund's  shares,

preparation  and filing of the Fund's prospectus and registration  statement,

proxy materials and reports, setting the prospectus in type, setting in  type and  printing the proxy materials and reports to shareholders (including  the costs  of  printing  a  prospectus that constitutes an  annual  report),  the preparation  of all statements and notices required by any federal  or  state law, and all taxes on the issuance or transfer of the Fund's shares.

      5.3   The  Company shall bear the expenses of distributing the  Share's prospectus  or prospectuses in connection with new sales of the Policies  and of  distributing the Fund's Shareholder reports and proxy materials to Policy owners. The Company shall bear all expenses associated with the registration,

qualification, and filing of the Policies under applicable federal securities and  state  insurance laws; the cost of preparing, printing and  distributing annual  individual account statements for Policy owners as required by  state insurance laws.

      5.4   Nothing  herein shall prevent the parties hereto  from  otherwise agreeing  to  perform,  and  arranging appropriate  compensation  for,  other services relating to the Fund, the Separate Accounts or both.

ARTICLE VI.    Potential Conflicts

      6.1   The  Fund agrees that the Board, constituted with a  majority  of disinterested  directors, shall monitor the Fund for  the  existence  of  any material  irreconcilable  conflict between the interests  of  the  Owners  of separate accounts of Participating Insurance Companies investing in the Fund.

A  material  irreconcilable  conflict may arise for  a  variety  of  reasons,

including:  (a) an action by any state insurance regulatory authority; (b)  a change  in applicable federal or state insurance, tax, or securities laws  or regulations,  or  a  public  ruling,  private  letter  ruling,  no-action  or interpretative letter, or any similar action by insurance, tax, or securities regulatory  authorities; (c) an administrative or judicial  decision  in  any relevant proceeding; (d) the manner in which the investments of any Portfolio are  being managed; (e) a difference in voting instructions given by variable annuity contract and variable life insurance policy Owners; (f) a decision by an  insurer  to  disregard  the voting instructions  of  Owners;  or  (g)  if

applicable,  a  decision  of  a  Qualified  Plan  to  disregard  the   voting

instructions  of  plan  participants.  The Board shall  promptly  inform  the

Company  if it determines that a material irreconcilable conflict exists  and the implications thereof.

      6.2   The  Company  will  report any potential  or  existing  conflicts

(including the occurrence of any event specified in paragraph 6.1  which  may give rise to such a conflict) of which it is aware to the Board.  The Company will assist the Board in carrying out their responsibilities under the Shared

Funding  Exemptive  Order,  by  providing  the  Board  with  all  information reasonably  necessary  for  the Board to consider  any  issues  raised.  This includes,  but is not limited to, an obligation by the Company to inform  the

Board    whenever   Owner   voting   instructions   are   disregarded.    The

responsibilities of the Company will be carried out with a view only  to  the interests of the Owners.

      6.3   If it is determined by a majority of the Board, or a majority  of its  disinterested directors, that a material irreconcilable conflict exists,

the  Company  and  other Participating Insurance Companies  shall,  at  their expense and to the extent reasonably practicable (as determined by a majority of  the  disinterested trustees), take whatever steps are necessary to remedy or  eliminate the material irreconcilable conflict, up to and including:  (1)

withdrawing  the assets allocable to some or all of the separate accounts  of

Participating  Insurance  Companies  from  the  Fund  or  any  Portfolio  and reinvesting such assets in a different investment medium, including (but  not limited to) another Portfolio of the Fund, or submitting the question whether such  segregation should be implemented to a vote of all affected Owners and,

as appropriate, segregating the assets of any particular group (i.e., annuity contract owners, life insurance contract owners, or variable contract  owners of one or more Participating Insurance Companies) that votes in favor of such segregation, or offering to the affected Owners the option of making  such  a change;  and (2) establishing a new registered management investment  company or managed separate account.

      6.4  If a material irreconcilable conflict arises because of a decision by  the  Company  to  disregard Owner voting instructions and  that  decision represents a minority position or would preclude a majority vote, the Company shall  be required, at the Fund's election, to withdraw the affected Separate

Account's  (or  subaccount's)  investment in  the  Fund  and  terminate  this

Agreement with respect to such Separate Account (or subaccount) and no charge or penalty will be imposed as a result of such withdrawal; provided, however,

that  such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of  the  disinterested members of the Board. The responsibility to take  such remedial  action  in  the  event  of  a Board  determination  of  a  material irreconcilable conflict and to bear the cost of such remedial action  is  the obligation of each Participating Insurance Company and the Company agrees  to carry  out  its  responsibilities with a view only to the  interests  of  the

Owners.

      6.5   If a material irreconcilable conflict arises because a particular state insurance regulator's decision applicable to the Company conflicts with the  majority  of other state regulators, then the Company will withdraw  the affected  Separate  Account's  investment in  the  Fund  and  terminate  this

Agreement promptly after the Board informs the Company in writing that it has determined that such decision has created a irreconcilable material conflict;

provided,  however, that such withdrawal and termination shall be limited  to the  extent  required  by the foregoing irreconcilable material  conflict  as determined by a majority of the disinterested members of the Board.

      6.6   For  purposes  of Sections 6.3 through 6.6 of this  Agreement,  a majority  of  the disinterested members of the Board shall determine  whether any proposed action adequately remedies any irreconcilable material conflict,

but  in  no event will the Fund be required to establish a new funding medium for  the  Variable Insurance Products. The Company shall not be  required  by

Section  6.4  to  establish a new funding medium for the  Variable  Insurance

Products  if  an offer to do so has been declined by vote of  a  majority  of

Owners materially adversely affected by the irreconcilable material conflict.

In  the  event  that the Board determines that any proposed action  does  not adequately  remedy  any irreconcilable material conflict,  then  the  Company shall  withdraw the affected Separate Account's investment in  the  Fund  and terminate this Agreement promptly provided, however, that such withdrawal and termination  shall  be limited to the extent required by  any  such  material irreconcilable  conflict  as determined by a majority  of  the  disinterested

Members of the Board.

     6.7  If and to the extent that Rule 6e-2 or Rule 6e-3(T) are amended, or

Rule  6e-3 is adopted, to provide exemptive relief from any provision of  the

1940  Act or the rules promulgated thereunder with respect to mixed or shared funding  (as  defined  in the Shared Funding Exemptive Order)  on  terms  and conditions  materially different from those contained in the  Shared  Funding

Exemptive  Order,  then  (a)  the  Fund and/or  the  Participating  Insurance

Companies,  as  appropriate, shall take such steps as  may  be  necessary  to comply with Rules 6e-2 and 6e-3(T), as amended, and Rule 6e-3, as adopted, to the  extent such Rules are applicable; and (b) Sections 3.4, 3.5,  6.1,  6.2,

6.3,  6.4,  and 6.5 of this Agreement shall continue in effect  only  to  the extent that terms and conditions substantially identical to such Sections are contained in such Rule(s) as so amended or adopted.

ARTICLE VII.   Indemnification

7.1  Indemnification By the Company

     7.1(a)    The Company shall indemnify and hold harmless the Underwriter,

the  Adviser,  the  Fund and each member of the Board and officers  and  each person, if any, who controls the Fund within the meaning of Section 15 of the

1933  Act  (collectively,  the "Indemnified Parties"  for  purposes  of  this

Section  7.1)  against  any  and  all losses,  claims,  damages,  liabilities

(including  amounts  paid  in  settlement with the  written  consent  of  the

Company)  or  litigation (including legal and other expenses), to  which  the

Indemnified  Parties  may  become subject under any statute,  regulation,  at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale of the Variable Insurance Products and:

          (i)   arise  out  of  or  are based upon any untrue  statements  or alleged  untrue  statements of any material fact contained  in  the registration  statement  or prospectus for the  Variable  Insurance

          Products  or  in  the  sales literature for the Variable  Insurance

          Products  (or any amendment or supplement to any of the foregoing),

          or  arise  out  of or are based upon the omission  or  the  alleged omission  to  state therein a material fact required to  be  stated

          therein or necessary to make the statements therein not misleading,

          provided that this Agreement to indemnify shall not apply as to any

          Indemnified  Party if such statement or omission  or  such  alleged statement  or omission was made in reliance upon and in  conformity with  information  furnished in writing to the  Company  by  or  on behalf  of  the  Fund  for  use in the  registration  statement  or prospectus  for  the Variable Insurance Products or  in  the  sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Variable Insurance Products or Fund shares; or

     (ii) arise out of or are based upon statements or representations (other than  statements  or representations contained in the  Registration

          Statement, prospectus or sales literature of the Fund not  supplied by  the  Company, or persons under its control) or wrongful conduct

          of   the Company or persons under its control, with respect to  the sale or distribution of the Variable Insurance Products; or

    (iii) arise out of any untrue statement or alleged untrue statement of  a material fact contained in a Registration Statement, prospectus, or sales literature of the Fund or any amendment thereof or supplement thereto  or  the  omission or alleged omission to state  therein  a material  fact required to be stated therein or necessary  to  make the  statements  therein  not misleading if  such  a  statement  or omission  was  made in reliance upon information furnished  to  the

          Fund by or on behalf of the Company; or

     (iv) arise  as  a result from any failure by the Company to provide  the services  and  furnish  the  materials  under  the  terms  of  this

          Agreement; or

          (v)   arise  out  of  or  result from any material  breach  of  any

          representation  and/or  warranty  made  by  the  Company  in   this

          Agreement or arise out of or result from any other material  breach of  this  Agreement by the Company, as limited by and in accordance with the provisions of Sections 7.1(b) and 7.1(c) hereof.

      7.1(b)     The  Company shall not be liable under this  indemnification provision  with  respect  to  any  losses, claims,  damages,  liabilities  or litigation  incurred or assessed against an Indemnified  Party  as  such  may arise from such Indemnified Party's willful misfeasance, bad faith, or  gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations or duties under this Agreement or to the Fund, whichever is applicable.

      7.1(c)     The  Company shall not be liable under this  indemnification provision with respect to any claim made against an Indemnified Party  unless such  Indemnified Party shall have notified the Company in writing  within  a reasonable  time  after  the  summons or other  first  legal  process  giving information  of  the  nature of the claim shall have been  served  upon  such

Indemnified Party (or after such Indemnified Party shall have received notice of  such  service on any designated agent), but failure to notify the Company of  any such claim shall not relieve the Company from any liability which  it may  have  to  the  Indemnified Party against whom  such  action  is  brought

otherwise  than on account of this indemnification provision.   In  case  any

such  action  is brought against an Indemnified Party, the Company  shall  be entitled  to participate, at its own expense, in the defense of such  action.

The  Company  also  shall  be entitled to assume the  defense  thereof,  with counsel satisfactory to the party named in the action.  After notice from the

Company to such party of the election of one or both of the Company to assume the  defense thereof, the Indemnified Party shall bear the fees and  expenses of  any additional counsel retained by it, and the Company will not be liable to  such  party  under  this  Agreement  for  any  legal  or  other  expenses subsequently  incurred  by such party independently in  connection  with  the defense thereof other than reasonable costs of investigation.

      7.1(d)    The Indemnified Parties shall promptly notify the Company  of the  commencement of any litigation or proceeding against them in  connection with the issuance or sale of Variable Insurance Products or the operation  of the  Fund.  This indemnification shall be in addition to any liability  which the Company may otherwise have.

7.2  Indemnification By the Fund

      7.2(a)     The Fund shall indemnify and hold harmless the Company,  and each of its directors and officers and each person, if any, who controls  the

Company  within the meaning of Section 15 of the 1933 Act (collectively,  the

"Indemnified Parties" for purposes of this Section 7.2) against any  and  all losses,  claims, damages, liabilities (including amounts paid  in  settlement with  the  written  consent of the Fund) or litigation (including  legal  and other expenses) to which the Indemnified Parties may become subject under any statute, at common law or otherwise, insofar as such losses, claims, damages,

liabilities  or  expenses (or actions in respect thereof) or settlements  are related to the operations of the Fund and:

            (i)  arise  out  of  or are based upon any untrue  statements  or alleged  untrue  statements of any material fact contained  in  the registration  statement or prospectus or sales literature  for  the

          Fund  (or any amendment or supplement to any of the foregoing),  or arise out of or are based upon the omission or the alleged omission to  state therein a material fact required to be stated therein  or necessary  to make the statements therein not misleading,  provided that  this  Agreement  to  indemnify shall  not  apply  as  to  any

          Indemnified  Party if such statement or omission  or  such  alleged statement  or omission was made in reliance upon and in  conformity with  information furnished in writing to the Adviser,  Underwriter or  the  Fund  by  or  on  behalf of the Company  for  use  in  the registration statement or prospectus for the Fund or in  the  sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of Fund shares; or

          (ii)  arise  out of or are based upon statements or representations

          (other   than  statements  or  representations  contained  in   the

          Registration  Statement,  prospectus or  sales  literature  of  the

          Variable   Insurance  Products  not  supplied   by   the   Adviser,

          Underwriter  or persons under its control) or wrongful  conduct  of one  or  both  of  the  Fund or the Adviser or  persons  under  its control,  with respect to the sale or distribution of Fund  shares;

          or

          (iii)      arise  out  of any untrue statement  or  alleged  untrue

          statement of a material fact contained in a Registration Statement,

          prospectus, or sales literature of the Variable Insurance Products,

          or  any amendment thereof or supplement thereto, or the omission or alleged  omission to state therein a material fact required  to  be stated  therein  or  necessary to make the statements  therein  not misleading  if  such a statement or omission was made  in  reliance upon and in conformity with information furnished to the Company by or on behalf of the Fund; or

          (iv) arise out of or result from any failure by the Fund to provide the  services  and furnish the materials under the  terms  of  this

          Agreement  (including a failure to comply with the  diversification requirements specified in Article II of this Agreement); or

          (v)   arise  out  of  or  result from any material  breach  of  any representation  and/or warranty made by the Fund in this  Agreement or  arise out of or result from any other material breach  of  this

          Agreement by the Fund;

as  limited  by and in accordance with the provisions of Sections 7.2(b)  and

7.2(c) hereof.

      7.2(b)     The  Fund  shall  not be liable under  this  indemnification provision  with  respect  to  any  losses, claims,  damages,  liabilities  or litigation  incurred or assessed against an Indemnified  Party  as  such  may arise  from such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of  such  Indemnified  Party's reckless disregard of obligations  and  duties under  this  Agreement or to the Company, the Fund, the Underwriter  or  each

Separate Account, whichever is applicable.

      7.2(c)     The  Fund  shall  not be liable under  this  indemnification provision with respect to any claim made against an Indemnified Party  unless such  Indemnified  Party shall have notified the Fund  in  writing  within  a reasonable  time  after  the  summons or other  first  legal  process  giving information  of  the  nature  of  the  claim  shall  have  served  upon  such

Indemnified Party (or after such Indemnified Party shall have received notice of  such service on any designated agent), but failure to notify the Fund  of any  such  claim shall not relieve the Fund from any liability which  it  may have  to  the Indemnified Party against whom such action is brought otherwise than  on account of this indemnification provision.  In case any such  action is  brought  against  and Indemnified Party, the Fund  will  be  entitled  to participate, at its own expense, in the defense thereof.  The Fund also shall be  entitled to assume the defense thereof, with counsel satisfactory to  the party  named in the action.  After notice from the Fund to such party of  the

Fund's  election to assume the defense thereof, the Indemnified  Party  shall bear the fees and expenses of any additional counsel retained by it, and  the

Fund  will not be liable to such party under this Agreement for any legal  or

other   expenses  subsequently  incurred  by  such  party  independently   in

connection  with  the  defense  thereof  other  than  reasonable   costs   of

investigation.

      7.2(d)     The  Company  agrees promptly to  notify  the  Fund  of  the commencement  of  any litigation or proceedings against  it  or  any  of  its officers or directors in connection with this Agreement, the issuance or sale of  the  Variable  Insurance Products or the operation of the  Account.  This indemnification  shall be in addition to any liability  which  the  Fund  may otherwise have.

7.3 Indemnification by the Underwriter

     7.3(a)    The Underwriter shall indemnify and hold harmless the Company,

and  each of its directors and officers and each person, if any, who controls the  Company  within the meaning of Section 15 of the 1933 Act (collectively,

the  "Indemnified Parties" for purposes of this Section 7.3) against any  and all  losses, claims, damages, liabilities or litigation (including legal  and other expenses) to which the Indemnified Parties may become subject under any statute, at common law or otherwise, insofar as such losses, claims, damages,

liabilities  or  expenses (or actions in respect thereof) or settlements  are related to the sale or acquisition of the Fund's shares and:

          (i)   arise  out of or are based upon statements or representations

          (other   than  statements  or  representations  contained  in   the

          Registration  Statement,  prospectus or sales  literature  for  the

          Variable  Insurance  Products  not  supplied  by  the  Underwriter,

          Advisor, Fund or persons under its control) or wrongful conduct  of the  Underwriter or persons under its control, with respect to  the sale or distribution of the Fund shares; or

          (ii)  arise out of any untrue statement or alleged untrue statement of  a  material fact contained in sales literature of the  Variable

          Insurance Products, or any amendment thereof or supplement thereto,

          or  the  omission or alleged omission to state therein  a  material fact  required  to  be  stated therein or  necessary  to  make  the statements  therein not misleading if such a statement or  omission was  made  in  reliance  upon  and in conformity  with  information furnished to the Company by the Underwriter, or

          (iii)      arise  out  of  or  result  from  any  failure  by   the

          Underwriter to provide the services and furnish the materials under the terms of this Agreement; or

          (iv)  arise  out  of  or  result from any material  breach  of  any representation  and/or  warranty made by the  Underwriter  in  this

          Agreement or arise out of or result from any other material  breach of this Agreement by the Underwriter;

as  limited  by and in accordance with the provisions of Sections 7.3(b)  and

7.3(c) hereof.

     7.3(b)    The Underwriter shall not be liable under this indemnification provision  with  respect  to  any  losses, claims,  damages,  liabilities  or litigation to which an Indemnified Party would otherwise be subject by reason of  such  Indemnified  Party's  willful  misfeasance,  bad  faith,  or  gross negligence in the performance of such Indemnified Party's duties or by reason of  such  Indemnified  Party's reckless disregard of obligations  and  duties under this Agreement or to the Company or the Separate Account, whichever  is applicable.

     7.3(c)    The Underwriter shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party  unless such  Indemnified Party shall have notified the Underwriter in writing within a  reasonable  time  after the summons or other first  legal  process  giving information  of  the  nature  of  the  claim  shall  have  served  upon  such

Indemnified Party (or after such Indemnified Party shall have received notice of  such  service  on  any  designated agent),  but  failure  to  notify  the

Underwriter  of  any  such claim shall not relieve the Underwriter  from  any liability  which it may have to the Indemnified Party against and  whom  such

action   is  brought  otherwise  than  on  account  of  this  indemnification provision.  In case any such action is brought against an Indemnified  Party,

the  Underwriter will be entitled to participate, at its own expense, in  the defense thereof. The Underwriter also shall be entitled to assume the defense

thereof,  with counsel satisfactory to the party named in the action.   After

notice  from  the Underwriter to such party of the Distributor's election  to assume  the  defense thereof, the Indemnified Party shall bear the  fees  and expenses  of any additional counsel retained by it, and the Underwriter  will not  be  liable  to such party under this Agreement for any  legal  or  other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

      7.3(d)    The Company agrees promptly to notify the Underwriter of  the commencement  of any litigation or proceedings against them or any  of  their respective  officers  or  directors in connection with  this  Agreement,  the issuance  or  sale  of the Variable Insurance Products or  the  operation  of either  Account. This indemnification shall be in addition to  any  liability which the Underwriter may otherwise have.

ARTICLE VIII.  Applicable Law

      8.1   This  Agreement  shall  be construed and  the  provisions  hereof interpreted under and in accordance with the laws of Massachusetts.

     8.2  This Agreement shall be subject to the provisions of the 1933, 1934 and  1940  Acts,  and  the  rules  and regulations  and  rulings  thereunder,

including such exemptions from those statutes, rules and regulations  as  the

SEC  may  grant (including, but not limited to, the Shared Funding  Exemptive

Order)  and the terms hereof shall be interpreted and construed in accordance therewith.

ARTICLE XI.  Termination

      9.1.  This Agreement shall continue in full force and effect until  the first to occur of:

          (a)  termination by any party for any reason by sixty days' advance written notice delivered to the other parties; or

          (b)   termination by the Company by written notice to the Fund with respect  to  any  Portfolio based upon the Company's  determination that  shares of such Portfolio are not reasonably available to meet the  requirements  of  the  Contracts or not  consistent  with  the

          Company's obligations to Owners; or

          (c)   termination by the Company by written notice to the Fund with respect to any Portfolio in the event any of the Portfolio's shares are  not  registered, issued or sold in accordance with  applicable state  and/or  federal law or such law precludes the  use  of  such

          shares   as  the  underlying  investments  media  of  the  Variable

          Insurance Products issued or to be issued by the Company; or

          (d)   termination by the Company by written notice to the Fund with respect to any Portfolio in the event that such Portfolio ceases to qualify as a Regulated Investment Company under Subchapter M of the

          Code  or any independent or resulting failure under Section 817  of the Code, or under any successor or similar provision of either, or if  the  Company reasonably believes that the Fund may fail  to  so qualify; or

          (e)   termination  by  either the Fund or the  Adviser  by  written notice  to  the Company, if either one or both of the Fund  or  the

          Adviser  respectively,  shall determine, in  their  sole  judgement exercised  in good faith, that the Company has suffered a  material adverse  change in their business, operations, financial  condition or prospects since the date of this Agreement or are the subject of material  adverse publicity; but no termination shall be  effective under  this  subsection (e) until the Company has been  afforded  a reasonable opportunity to respond to a statement by the Fund or the

          Adviser  concerning the reason for notice of termination hereunder;

          or

          (f)   termination by the Company by written notice to the Fund  and the  Adviser, if the Company shall determine, in its sole judgement exercised  in good faith, that either the Fund or the  Adviser  has suffered  a  material  adverse change in its business,  operations,

          financial  condition or prospects since the date of this  Agreement or is the subject of material adverse publicity; but no termination shall  be  effective under this subsection (f) until  the  Fund  or

          Adviser has been afforded a reasonable opportunity to respond to  a statement  by  the  Company concerning the  reason  for  notice  of termination hereunder; or

          (g)   at the option of the Fund, if the Variable Insurance Products cease  to qualify as annuity contracts or life insurance contracts,

          as  applicable, under the Code, or if the Fund reasonably  believes that the Variable Insurance Products may fail to so qualify; or

          (i)   at  the option of the Fund, upon the Company's breach of  any material  provision of this Agreement, which breach  has  not  been cured  to  the satisfaction of the Fund within ten (10) days  after written notice of such breach is delivered to the Company; or

          (j)   upon  assignment  of this Agreement,  unless  made  with  the written consent of the parties hereto; or

          (k)   at the option of the Fund, if the Variable Insurance Products are not registered and issued in accordance with applicable federal and/or  state law. Termination shall be effective immediately  upon such occurrence without notice.

      9.2  Effect  of  Termination. Notwithstanding any termination  of  this

Agreement,  the Fund and the Underwriter shall at the option of the  Company,

continue  to  make available additional shares of the Fund  pursuant  to  the terms  and conditions of this Agreement, for all Variable Insurance  Products in effect on the effective date of termination of this Agreement (hereinafter referred  to as "Existing Contracts"). Specifically, without limitation,  the

Owners of the Existing Contracts shall be permitted to reallocate investments in  the  Fund, redeem investments in the Fund and/or invest in the Fund  upon the  making of additional purchase payments under the Existing Contracts. The parties agree that this Section 9.2 shall not apply to any terminations under

Article  VI and the effect of such Article VI terminations shall be  governed by Article VI of this Agreement. (However, in no event shall the Fund and the

Underwriter  be  required  to make additional shares  available  to  Existing

Contracts for more than six (6) months after the date of termination  of  the

Agreement).

      9.3   The  Company  shall not redeem Fund shares  attributable  to  the

Variable  Insurance Products (as opposed to Fund shares attributable  to  the

Company's  assets held in the Separate Account) except (i)  as  necessary  to implement  Owner initiated or approved transactions, or (ii) as  required  by state and/or federal laws or regulations or judicial or other legal precedent of  general  application  (hereinafter referred to  as  a  "Legally  Required

Redemption") or (iii) as permitted by an order of the SEC pursuant to Section

26(b) of the 1940 Act. Upon request, the Company will promptly furnish to the

Fund  and  the  Underwriter the opinion of counsel  for  the  Company  (which counsel shall be reasonably satisfactory to the Fund and the Underwriter)  to the effect that any redemption pursuant to the clause (ii) above is a Legally

Required  Redemption. Furthermore, except in cases where permitted under  the terms of the Variable Insurance Products, and as may be in the best interests of Owners, as determined by the Company, the Company shall not prevent Owners from  allocating  payments to a Portfolio that was otherwise available  under the  Contracts  without first giving the Fund or the Underwriter  sixty  (60)

days notice of its intention to do so.

      9.4   Notwithstanding any termination of this Agreement for any reason,

the  terms and conditions of the following provisions of this Agreement shall remain  in effect with respect to any Existing Contract, for so long as  such

Existing  Contract has assets invested in the Fund: Section 1.3  to  1.10  of

Article  I  (governing  the pricing and redemption  of  shares);  Article  II

(Representations and Warranties); Sections 3.1 through 3.3 and 3.5 of Article

III  (Prospectus  and  Proxy Statements, and Voting); Articles  IV  and  VIII

(Sales   Material   and  Information;  Fees  and  Expenses,  Diversification;

Potential   Conflicts;  Indemnification;  and  Applicable  Law);  Article   X

(Notices);  and  Sections 11.1, 11.2, and 11.5 through  11.8  of  Article  XI

(Miscellaneous). Further, notwithstanding any termination of  this  Agreement for  any reason, the terms and conditions of the following provisions of this

Agreement  shall remain in effect with regard to Variable Insurance  Products previously invested in the Fund: Article II (Representations and Warranties);

and Article VIII (Indemnification).

ARTICLE X.  Notices

      Any  notice  shall  be sufficiently given when sent  by  registered  or certified  mail  to the other party at the address of such  party  set  forth below or at such other address as such party may from time to time specify in writing to the other party.

          If to the Fund:

               Alliance Capital Management L.P.
               1345 Avenue of the Americas
               New York, New York  10105
               Attn: Edmund Bergen

          If to the Company:

               Liberty Life Assurance Company of Boston
               175 Berkeley Street
               Boston, MA 02117
               Attention:  General Counsel

          If to Adviser:

               Alliance Capital Management L.P.
               1345 Avenue of the Americas
               New York, New York  10105
               Attn: Edmund Bergen

          If to Underwriter:

               Alliance Fund Distributors, Inc.
               1345 Avenue of the Americas
               New York, New York  10105
               Attn: Edmund Bergen



ARTICLE XI.    Miscellaneous

      11.1 All persons dealing with the Fund must look solely to the property of the Fund for the enforcement of any claims against the Fund as neither the

Board, officers, agents or shareholders assume any personal liability for any obligations entered into on behalf of the Fund.

      11.2  Subject  to  the  requirements of legal  process  and  regulatory authority,  each  party  hereto shall treat as  confidential  the  names  and addresses  of  the  Owners  and  all  information  reasonably  identified  as confidential in writing by any other party hereto and, except as permitted by this  Agreement, shall not disclose, disseminate or utilize  such  names  and addresses and other confidential information until such time as it  may  come into  the  public domain without the express written consent of the  affected party.

      11.3   The  captions in this Agreement are included for convenience  of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

      11.4   This  Agreement may be executed simultaneously in  two  or  more counterparts, each of which taken together shall constitute one and the  same instrument.

      11.5   If any provision of this Agreement shall be held or made invalid by  a  court  decision,  statute, rule or otherwise,  the  remainder  of  the

Agreement shall not be affected thereby.

      11.6   Each party hereto shall cooperate with each other party and  all appropriate governmental authorities (including without limitation  the  SEC,

the  NASD,  and state insurance regulators) and shall permit such authorities

reasonable  access  to  its  books  and  records  in  connection   with   any

investigation  or  inquiry  relating to this Agreement  or  the  transactions contemplated hereby.

      11.7   The rights, remedies and obligations contained in this Agreement are  cumulative  and  are  in addition to any and all  rights,  remedies  and obligations,  at law or in equity, which the parties hereto are  entitled  to under state and federal laws.

      11.8  No provision of the Agreement may be amended or modified  in  any manner except by a written agreement properly authorized and executed by  the

Fund, the Adviser and the Company.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to  be  executed  in  its  name  and on its behalf  by  its  duly  authorized representative  and its seal to be hereunder affixed hereto as  of  the  date specified below.

                         LIBERTY LIFE ASSURANCE COMPANY OF BOSTON
                         By its authorized officer,

                         By: /s/Edmund F. Kelly

                         Title: President & Chief Operating Officer

                         Date: 9/3/96

                         ALLIANCE VARIABLE PRODUCTS SERIES
                         FUND, INC.
                         By its authorized officer,

                         By: /s/John Carifa

                         Title: Chairman and President

                         Date: 8/20/96

                         ALLIANCE CAPITAL MANAGEMENT L.P.
                         By its authorized officer,

                         By: /s/John Carifa

                         Title: President and Chief Operations Officer

                         Date: 8/20/96

                         ALLIANCE FUND DISTRIBUTORS, INC.
                         By its authorized officer,

                         By: /s/Richard A. Winge

                         Title: Managing Director

                         Date: 8/20/96




                           Schedule A

          Alliance Variable Products Series Fund, Inc.


Premier Growth Portfolio

Global Bond Portfolio


                                                          As of _____________


                                 Schedule B

     Separate Accounts                       Selected Funds

     Variable Account K                 Premier Growth Portfolio
       (Est. 9/13/89)                   Global Bond Portfolio


     Variable Account J                 Same as above
       (Est. 9/13/89)




                                                         EXHIBIT 8(g)
                            AMENDED AND RESTATED
                           PARTICIPATION AGREEMENT
                                    AMONG
                     KEYPORT VARIABLE INVESTMENT TRUST,
                      KEYPORT FINANCIAL SERVICES CORP.,
                       KEYPORT LIFE INSURANCE COMPANY
                                     and
                  LIBERTY LIFE ASSURANCE COMPANY OF BOSTON


      This Agreement, made and entered into as of this 7th day of June,  1993 by  and  among  Keyport  Life Insurance Company and  Liberty  Life  Assurance

Company  of  Boston (the "Companies"), on their own behalf and on  behalf  of their  Separate Accounts, each of which is a segregated asset account of  one of  the  Companies,  Keyport Variable Investment  Trust  (the  "Trust"),  and

Keyport Financial Services Corp. ("KFSC").

      WHEREAS,  the  Trust  engages in business  as  an  open-end  management investment  company  and  is available to act as the investment  vehicle  for separate  accounts  established  for variable  life  insurance  policies  and variable  annuity contracts (collectively, "Variable Insurance Products")  to be  offered  by  insurance  companies which have entered  into  participation

agreements   substantially   identical   to   this   Agreement   (hereinafter

"Participating Insurance Companies"); and

      WHEREAS,  the beneficial interest in the Trust is divided into  several series of shares (such series being hereinafter referred to individually as a

"Series" or collectively as the "Series"); and

      WHEREAS, the Trust relies on an order from the Securities and  Exchange

Commission  ("SEC"),  dated July 1, 1988 (File No. 812-7044),  granting  life insurance companies and variable annuity and variable life insurance separate accounts  exemptions from the provisions of Sections 9(a), 13(a), 15(a),  and

15(b) of the Investment Company Act of 1940, as amended (the "1940 Act")  and

Rules  6e-2(b)(15) and 6e-3(T)(b)(15) thereunder to the extent  necessary  to permit  shares  of the Trust to be sold to and held by variable  annuity  and variable life insurance separate accounts of both affiliated and unaffiliated life  insurance companies (hereinafter the "Shared Funding Exemptive Order");

and

      WHEREAS,  the Trust is registered as an open-end management  investment company under the 1940 Act and its shares are registered under the Securities

Act of 1933, as amended (the "1933 Act"); and

      WHEREAS, Keyport Advisory Services Corp. ("KASC") is duly registered as an  investment  adviser under the federal Investment  Advisers  Act  of  1940

("Advisers Act") and any applicable state securities law; and

      WHEREAS,  Colonial  Management Associates, Inc.  ("Colonial")  is  duly registered  as  an investment adviser under the Advisers Act  and  applicable state securities laws; and provides certain administrative services; and

      WHEREAS,  Liberty Investment Services, Inc. ("LIS") serves as  transfer agent to the Trust; and

     WHEREAS, the Companies have registered or will register certain Variable

Insurance Products under the 1933 Act; and

     WHEREAS, the Companies have established duly organized, validly existing segregated  asset  accounts (the "Separate Accounts") by  resolution  of  the

Board of Directors of the Companies; and

     WHEREAS, the Companies have registered or will register certain Separate

Accounts as unit investment trusts under the 1940 Act; and

      WHEREAS, the Companies rely on certain provisions of the 1940 and  1933

Acts  that  exempt certain Separate Accounts and Variable Insurance  Products from the registration requirements of the Acts in connection with the sale of

Variable Insurance Products under certain tax-advantaged retirement programs,

described  in  Article  II., Section 2.12. and as provided  for  by  Internal

Revenue Code of 1986, as amended (the "Code"); and

      WHEREAS,  KFSC is registered as a broker-dealer with the SEC under  the

Securities Exchange Act of 1934, as amended (the "1934 Act"), and is a member in good standing of the National Association of Securities Dealers, Inc. (the

"NASD");

      WHEREAS,  to  the  extent permitted by applicable  insurance  laws  and regulations, the Companies intend to purchase shares of the Trust  on  behalf of each Separate Account to fund certain Variable Insurance Products and KFSC is  authorized  to sell such shares to unit investment trusts  such  as  each

Separate Account at net asset value; and

     WHEREAS, this Agreement is being amended and restated hereby in order to effect  certain technical corrections to this Agreement from the form  hereof as  originally executed and delivered, such amendment and restatement  to  be effective nunc pro tunc as of the date first written above.

       NOW,  THEREFORE,  in  consideration  of  their  mutual  promises,  the

Companies, the Trust and KFSC agree as follows:

ARTICLE I.  Sale of Fund Shares

      1.1.  KFSC  will sell to the Companies those shares of the Trust  which each  Separate Account orders, executing such orders on a daily basis at  the net  asset  value  next  computed after receipt by the Separate  Accounts  of purchase  payments  or  for  the business day  on  which  transactions  under

Variable  Insurance  Products are effected by  the  Separate  Accounts.   For

purposes  of  this Section 1.1., LIS shall be the designee of the  Trust  for receipt  of  such  orders  from each Separate Account  and  receipt  by  such designee  shall constitute receipt by the Trust.  "Business Day"  shall  mean any  day  on  which the New York Stock Exchange is open for trading  and  any other  day on which the Trust calculates its net asset value pursuant to  the rules of the SEC.

      1.2. The Trust will make its shares available indefinitely for purchase at  the  applicable  net  asset value per share by the  Companies  and  their

Separate  Accounts on those days on which the Trust calculates its net  asset value pursuant to rules of the SEC and the Trust shall use reasonable efforts to  calculate such net asset value on each Business Day.  Notwithstanding the foregoing, the Board of Trustees of the Trust (the "Trustees") may refuse  to sell shares of any Series to any person, or suspend or terminate the offering of  shares  of any Series if such action is required by law or by  regulatory authorities  having  jurisdiction  or is,  in  the  sole  discretion  of  the

Trustees,  acting in good faith and in light of their fiduciary duties  under federal and any applicable state laws, necessary in the best interests of the shareholders of such Series.

     1.3. The Trust and KFSC agree that shares of the Trust will be sold only to  Participating Insurance Companies and their Separate Accounts.  No shares of any Series will be sold to the general public.

      1.4.  The  Trust and KFSC will not sell Trust shares to  any  insurance company  or  separate  account  unless  an  agreement  containing  provisions substantially the same as Articles I., III., V., VII. and Sections  2.5.  and

2.12. of Article II. of this Agreement is in effect to govern such sales.

     1.5. The Trust will redeem for cash, at the Companies' request, any full or  fractional  shares  of  the Trust held by the Companies,  executing  such requests on a daily basis at the net asset value next computed after  receipt by  the  Separate Accounts of redemption requests or for the Business Day  on which  transactions  under Variable Insurance Products are  effected  by  the

Separate Accounts.  For purposes of this Section 1.5., Colonial shall be  the designee  of  the  Trust  for receipt of requests  for  redemption  for  each

Separate Account.

     Subject to the applicable rules and regulations, if any, of the SEC, the

Trust  may pay the redemption price for shares of any Series in whole  or  in part  by a distribution in kind of securities from the portfolio of the Trust allocated to such Series in lieu of money, valuing such securities  at  their value  employed  for  determining net asset value governing  such  redemption price,  and selecting such securities in a manner the Trustees may  determine in good faith to be fair and equitable.

      1.6.  The  Trust may suspend the redemption of any full  or  fractional shares  of  the Trust (1) for any period (a) during which the New York  Stock

Exchange is closed (other than customary weekend and holiday closings) or (b)

during  which trading on the New York Stock Exchange is restricted;  (2)  for any period during which an emergency exists as a result of which (a) disposal by  the Trust of securities owned by it is not reasonably practicable or  (b)

it  is not reasonably practicable for the Trust fairly to determine the value of  its  net  assets; or (3) for such other periods as the SEC may  by  order permit for the protection of shareholders of the Trust.

      1.7.  The Companies will purchase and redeem the shares of each  Series offered  by  the then current prospectus of the Trust and in accordance  with the  provisions  of  such prospectus and statement of additional  information

(the  "SAI")  (collectively  referred to as  "Prospectus,"  unless  otherwise

provided).   The  Companies agree that all net amounts  available  under  the

Variable  Insurance  Products with the form number(s)  which  are  listed  on

Schedule A attached hereto and incorporated herein by this reference, as such

Schedule  A  may  be  amended from time to time hereafter by  mutual  written agreement  of all the parties hereto (the "Contracts"), shall be invested  in the Trust, in such other trusts advised by KASC as may be mutually agreed  to in  writing  by  the  parties hereto, or in the Companies' general  accounts,

provided  that  such  amounts may also be invested in an  investment  company other than the Trust if (a) such other investment company, or series thereof,

has  investment objectives or policies that are substantially different  from the investment objectives and policies of each of the Series of the Trust; or

(b) one or both of the Companies give the Trust and KFSC forty-five (45) days written  notice  of  its  or their intention to make  such  other  investment company  available as a funding vehicle for the Contracts; or (c) such  other investment company was available as a funding vehicle for the Contracts prior to  the date of this Agreement and one or both of the Companies so inform the

Trust  and  KFSC prior to their signing this Agreement; or (d) the  Trust  or

KFSC consents to the use of such other investment company.

      1.8. The Companies shall pay for Trust shares on the next Business  Day after  an  order  to  purchase Trust shares is made in  accordance  with  the provisions  of  Section  1.1. hereof.  Payment  shall  be  in  federal  funds transmitted by wire, or may otherwise be provided by separate agreement.

      1.9.  Issuance and transfer of the Trusts' shares will be by book entry

only.   Stock certificates will not be issued to either the Companies or  the

Separate  Accounts.  Shares ordered from the Trust will  be  recorded  in  an appropriate title for each Separate Account or the appropriate subaccount  of each Separate Account.

      1.10.      The Trust, through its designee LIS, shall furnish same  day notice  (by  wire  or  telephone, followed by written  confirmation)  to  the

Companies  of any income dividends or capital gain distributions  payable  on the  shares  of any Series.  The Companies hereby elect to receive  all  such income, dividends and capital gain distributions as are payable on the shares of  each  Series in additional shares of that Series.  The Companies  reserve the  right  to revoke this election and to receive all such income, dividends and capital gain distributions in cash.  The Trust shall notify the Companies through  its designee, LIS, of the number of shares so issued as  payment  of such income, dividends and distributions.

      1.11.      The Trust shall make the net asset value per share for  each

Series  available  to the Companies on a daily basis as  soon  as  reasonably practical after the net asset value per share is calculated and shall use its best  efforts  to make such net asset value per share available  by  7  p.m.,

Boston time.

ARTICLE II.  Representations and Warranties

      2.1. The Companies represent and warrant that the Contracts are or will be registered under the 1933 Act to the extent required by the 1933 Act; that the  Contracts will be issued and sold in compliance in all material respects with all applicable federal and state laws and that the sale of the Contracts shall  comply  in  all  material respects with  state  insurance  suitability

requirements.   The  Companies further represent and warrant  that  they  are insurance companies duly organized and in good standing under applicable  law and  that prior to any issuance or sale of any Contract they have legally and validly established each Separate Account as a segregated asset account under the  applicable  state insurance laws and have registered or,  prior  to  any issuance or sale of the Contracts, will register each Separate Account  as  a unit  investment trust in accordance with the provisions of the 1940  Act  to serve  as  a  segregated investment account for the Contracts, to the  extent required by the 1940 Act.

      2.2.  The Trust represents and warrants that Trust shares sold pursuant to  this  Agreement  shall be registered under the 1933  Act  to  the  extent required by the 1933 Act, duly authorized for issuance and sold in compliance with the laws of the Commonwealth of Massachusetts and all applicable federal and  any  state  securities  laws and that the  Trust  is  and  shall  remain

registered  under the 1940 Act to the extent required by the 1940  Act.   The

Trust  shall amend the registration statement for its shares under  the  1933

Act  and  the 1940 Act from time to time as required in order to  effect  the continuous offering of its shares.  The Trust shall register and qualify  the shares for sale in accordance with the laws of the various states only if and to the extent deemed advisable by the Trust or KFSC.

      2.3.  The  Trust represents that it intends to qualify as  a  Regulated

Investment Company under Subchapter M of the Code and that it will make every effort to maintain such qualification (under Subchapter M or any successor or similar  provision)  and that it will notify the Companies  immediately  upon having  a reasonable basis for believing that it has ceased to so qualify  or that it might not so qualify in the future.

     2.4. The Companies represent that the Contracts are currently treated as endowment, annuity or life insurance contracts under applicable provisions of the  Code and that they will make every effort to maintain such treatment and that they will notify the Trust and KFSC immediately upon having a reasonable basis  for believing that the Contracts have ceased to be so treated or  that they might not be so treated in the future.

     2.5. The Trust currently does not intend to make any payments to finance distribution expenses pursuant to Rule 12b-1 under the 1940 Act or otherwise,

although  it may make such payments in the future consistent with  applicable law.  To the extent that it decides to finance distribution expenses pursuant to  Rule 12b-1, the Trust undertakes to have its Trustees, a majority of whom are not interested persons of the Trust, formulate and approve any plan under

Rule 12b-1 to finance distribution expenses.

      2.6. The Trust makes no representation as to whether any aspect of  its operations  (including, but not limited to, fees and expenses and  investment policies)  complies  with the insurance laws or regulations  of  the  various states  except  that the Trust represents that it is currently in  compliance and  shall  at  all times remain in compliance with the applicable  insurance laws  of  the domiciliary states of the Participating Insurance Companies  to the  extent  that the Participating Insurance Company advises the  Trust,  in writing, of such laws or any changes in such laws.

      2.7.  KFSC represents and warrants that it is a member in good standing of  the NASD and is registered as a broker-dealer with the SEC.  KFSC further represents  that it will sell and distribute the Trust shares  in  accordance with  the laws of the Commonwealth of Massachusetts and all applicable  state and  federal securities laws, including without limitation the 1933 Act,  the

1934 Act, and the 1940 Act.

      2.8.  The  Trust represents that it is lawfully organized  and  validly existing under the laws of the Commonwealth of Massachusetts and that it does and will comply in all material aspects with the 1940 Act.

      2.9.  The  Trust represents and warrants that KASC is and shall  remain duly  registered as an investment adviser in all material aspects  under  all applicable federal and state securities laws and that KASC shall perform  its obligations  for  the Trust in compliance in all material respects  with  the applicable laws of the Commonwealth of Massachusetts and any applicable state and federal securities laws.

      2.10.      The Trust represents and warrants that all of its  trustees,

officers,  employees,  investment advisers,  and  other  individuals/entities having  access to securities or funds of the Trust are and shall continue  to be  at all times covered by a joint fidelity bond in an amount not less  than three  million  seven  hundred fifty thousand dollars  ($3,750,000)  with  no deductible amount.  The aforesaid bond shall include coverage for larceny and embezzlement and shall be issued by a reputable fidelity insurance company.

      2.11.      The  Companies  represent and  warrant  that  all  of  their

directors,    officers,   employees,   investment   advisers,    and    other

individuals/entities having access to securities or funds of  the  Trust  are and  shall continue to be at all times covered by a blanket fidelity bond  or similar coverage for the benefit of the Trust, in an amount not less than ten million dollars ($10,000,000) with no deductible amount.  The aforesaid  bond shall include coverage for larceny and embezzlement and shall be issued by  a reputable fidelity insurance company.

      2.12.  The Companies represent and warrant that they will not,  without the  prior  written  consent  of KFSC, purchase Trust  shares  with  Separate

Account  assets derived from the sale of Contracts to individuals or entities which  qualify under current or future state or federal law for any  type  of tax  advantage (whether by a reduction or deferral of, deduction or exemption from,  or  credit against income or otherwise).  Examples of  such  types  of funds  under  current  law include:  any tax-advantaged  retirement  program,

whether  maintained  by  an  individual, employer,  employee  association  or otherwise  (including, without limitation, retirement programs which  qualify under Sections 401(a), 401(k), 403(a), 403(b), 408 and 457 of the Code),  and

any  retirement  programs maintained for employees of the Government  of  the

United  States  or  by  the government of any state or political  subdivision thereof, or by any agency or instrumentality of any of the foregoing.

      2.13.      The  Companies  represent and warrant  that  they  will  not transfer  or otherwise convey shares of the Trust, without the prior  written consent of KFSC.

ARTICLE III.  Prospectus and Proxy Statements; Voting

     3.1. KFSC shall provide the Companies with as many copies of the Trust's current  prospectus,  excluding  the SAI, as  the  Companies  may  reasonably request in connection with delivery of the prospectus, excluding the SAI,  to shareholders and purchasers of Variable Insurance Products.  If requested  by the  Companies  in  lieu thereof, the Trust shall provide such  documentation

(including a final copy of the new prospectus, excluding the SAI, as  set  in type  at the Trust's expense) and other assistance as is reasonably necessary in  order  for  the  Companies  once each year (or  more  frequently  if  the prospectus for the Trust is amended) to have the prospectus for the Contracts and  the  Trust's  prospectus, excluding the SAI,  printed  together  in  one document (such printing to be at the Companies' expense).

      3.2.  The Trust's prospectus shall state that the SAI for the Trust  is available  from KFSC and the Trust, at its expense, shall provide final  copy of  such  SAI to KFSC for duplication and provision to any prospective  owner who  requests  the  SAI  and  to any owner of a  Variable  Insurance  Product

("Owners").

      3.3. The Trust, at its expense, shall provide the Companies with copies of  its  proxy material, reports to shareholders and other communications  to shareholders in such quantity as the Companies shall reasonably  require  for distribution to Owners.

     3.4. If and to the extent required by law, the Companies and, so long as and to the extent that the SEC continues to interpret the 1940 Act to require pass-through voting privileges for Owners, the Trust shall:

                    (i)  solicit voting instructions from Owners;

                      (ii)   vote   the  Trust  shares  in  accordance   with

               instructions received from Owners; and

                     (iii)      vote  Trust shares for which no  instructions

               have  been received in the same proportion as Trust shares  of such Series for which instructions have been received;

The  Companies reserve the right to vote Trust shares held in any  segregated

asset   account  in  its  own  right,  to  the  extent  permitted   by   law.

Participating Insurance Companies shall be responsible for assuring that each of  their  Separate  Accounts participating in the  Trust  calculates  voting privileges  in  a  manner consistent with the standards  to  be  provided  in writing to the Participating Insurance Companies.

     3.5. The Trust will comply with all provisions of the 1940 Act requiring voting  by  shareholders.  The Trust reserves the right to take all  actions,

including but not limited to, the dissolution, merger, and sale of all assets of  the  Trust  upon the sole authorization of its Trustees,  to  the  extent permitted by the laws of the Commonwealth of Massachusetts and the 1940 Act.

ARTICLE IV.  Sales Material and Information

     4.1. The Companies shall furnish, or shall cause to be furnished, to the

Trust  or  its designee, each piece of sales literature or other  promotional material  in which the Trust or KASC, or any sub-adviser ("Sub-Adviser"),  or

KFSC is named, at least fifteen (15) days prior to its use.  No such material shall  be used if the Trust or its designee object to such use within fifteen

(15) days after receipt of such material.

      4.2.  The  Companies  shall  not  give  any  information  or  make  any representations or statements on behalf of the Trust or concerning the  Trust in  connection  with the sale of the Contracts other than the information  or representations contained in the registration statement or Prospectus for the

Trust shares, as such registration statement and Prospectus may be amended or supplemented  from  time to time, or in reports or proxy statements  for  the

Trust,  or in sales literature or other promotional material approved by  the

Trust or its designee or by KFSC, except with the permission of the Trust  or

KFSC or the designee of either.

      4.3.  The  Trust or its designee shall furnish, or shall  cause  to  be furnished,  to  the  Companies  or  their  designees,  each  piece  of  sales literature or other promotional material in which the Companies and/or  their

Separate  Account(s), are named at least fifteen (15) days prior to its  use.

No  such material shall be used if the Companies or their designee object  to such use within fifteen (15) days after receipt of such material.

      4.4.  The  Trust and KFSC shall not give any information  or  make  any representations  or statements on behalf of the Companies or  concerning  the

Companies,  any  Separate Account, or the Variable Insurance  Products  other than the information or representations contained in a registration statement or  prospectus  for  such Variable Insurance Products, as  such  registration statement and prospectus may be amended or supplemented from time to time, or in published reports for such Separate Account which are in the public domain or approved by the Company for distribution to Owners, or in sales literature or  other  promotional material approved by the Companies or their  designee,

except with the permission of the Companies.

      4.5. The Trust will provide to the Companies at least one complete copy

of   all   registration  statements,  prospectuses,  SAIs,   reports,   proxy

statements,  sales  literature and other promotional materials,  applications for  exemption, requests for no-action letters, and all amendments to any  of the above, that relate to the Trust or its shares, contemporaneously with the filing of such document with the SEC or other regulatory authorities.

      4.6. The Companies will provide to the Trust at least one complete copy of  all  registration statements, prospectuses, SAIs, reports,  solicitations for  voting  instructions, sales literature and other promotional  materials,

applications  for  exemption,  requests  for  no-action  letters,   and   all

amendments  to  any  of  the  above, that relate to  the  Variable  Insurance

Products or any Separate Account, contemporaneously with the filing  of  such document with the SEC.

      4.7. For purposes of this Article IV., the phrase "sales literature  or other  promotional material" includes, but is not limited to,  advertisements

(such  as  material published, or designed for use in, a newspaper, magazine,

or   other  periodical,  radio,  television,  telephone  or  tape  recording,

videotape  display,  signs or billboards, motion pictures,  or  other  public media), sales literature (i.e., any written communication distributed or made

generally   available  to  customers  or  the  public,  including  brochures,

circulars,  research  reports, market letters, form  letters  seminar  texts,

reprints  or  excerpts  of  any  other advertisement,  sales  literature,  or published article), educational or training materials or other communications distributed  or made generally available to some or all agents or  employees,

and  registration  statements, prospectuses, SAIs, shareholder  reports,  and proxy materials.

ARTICLE V.  Fees and Expenses

      5.1.  The Trust and KFSC shall pay no fee or other compensation to  the

Companies under this Agreement, except that if the Trust or any Series adopts and  implements  a  plan  pursuant  to Rule  12b-1  to  finance  distribution expenses,  then KFSC may make payments to the Companies or to the underwriter for  the  Variable Insurance Products if and in amounts agreed to by KFSC  in writing  and such payments will be made out of existing fees payable to  KFSC by  the  Trust for this purpose.  No such payments shall be made directly  by

the  Trust.   Currently, no such plan pursuant to Rule 12b-1 or payments  are contemplated.

      5.2.  All  expenses  incident to performance by the  Trust  under  this

Agreement shall be paid by the Trust.  The Trust shall see to it that all its shares  are  registered  and  authorized  for  issuance  in  accordance  with applicable  federal  law and, if and to the extent deemed  advisable  by  the

Trust,  in  accordance with applicable state laws prior to their  sale.   The

Trust  shall  bear  the  expenses of registration and  qualification  of  the

Trust's  shares,  preparation  and  filing  of  the  Trust's  prospectus  and registration  statement, proxy materials and reports, setting the  prospectus in  type,  setting in type and printing the proxy materials  and  reports  to shareholders  (including the costs of printing a prospectus that  constitutes an  annual report), the preparation of all statements and notices required by any  federal or state law, and all taxes on the issuance or transfer  of  the

Trust's shares.

      5.3.  The  Company shall bear the expenses of distributing the  Trust's proxy materials and reports to Owners.

ARTICLE VI.  Diversification

      6.1.  The  Trust  will  at  all times invest money  from  the  Variable

Insurance  Products  in  such a manner as to ensure  that,  insofar  as  such investment  is  required  to assure such treatment,  the  Variable  Insurance

Products  will  be  treated as variable contracts  under  the  Code  and  the regulations issued thereunder.  Without limiting the scope of the  foregoing,

the  Trust will at all times comply with Section 817(h) of the Code  and  the

Treasury  Regulations thereunder relating to the diversification requirements for  variable  annuity,  endowment,  or  life  insurance  contracts  and  any amendments or other modifications to such Section or Regulations.

ARTICLE VII.  Potential Conflicts

      7.1.  The  Trustees  will monitor the Trust for the  existence  of  any material  irreconcilable  conflict between the interests  of  the  Owners  of

separate  accounts  of  the Companies investing in  the  Trust.   A  material

irreconcilable  conflict may arise for a variety of reasons, including:   (a)

an  action  by  any state insurance regulatory authority;  (b)  a  change  in

applicable   federal  or  state  insurance,  tax,  or  securities   laws   or

regulations,  or  a  public  ruling,  private  letter  ruling,  no-action  or interpretive  letter, or any similar action by insurance, tax, or  securities regulatory  authorities; (c) an administrative or judicial  decision  in  any relevant  proceeding; (d) the manner in which the investments of  any  Series are  being managed; (e) a difference in voting instructions given by variable annuity contract and variable life insurance policy owners; or (f) a decision by  an  insurer to disregard the voting instructions of Owners.  The Trustees shall  promptly  inform  the  Companies if they  determine  that  a  material irreconcilable conflict exists and the implications thereof.

      7.2.  The  Companies  will report any potential or  existing  conflicts

(including the occurrence of any event specified in paragraph 7.1. which  may

give  rise to such a conflict) of which they are aware to the Trustees.   The

Companies  will  assist  the Trustees in carrying out their  responsibilities under the Shared Funding Exemptive Order, by providing the Trustees with  all information  reasonably  necessary for the Trustees to  consider  any  issues raised.  This includes, but is not limited to, an obligation by the Companies to inform the Trustees whenever Owner voting instructions are disregarded.

     7.3. If it is determined by a majority of the Trustees, or a majority of its  disinterested Trustees, that a material irreconcilable conflict  exists,

the  Companies  and other Participating Insurance Companies shall,  at  their expense and to the extent reasonably practicable (as determined by a majority of  the  disinterested Trustees), take whatever steps are necessary to remedy or eliminate the material irreconcilable conflict, up to and including:  (1),

withdrawing  the assets allocable to some or all of the separate accounts  of

Participating  Insurance  Companies  from  the  Trust  or  any   Series   and

reinvesting such assets in a different investment medium, including (but  not limited  to) another Series of the Trust, or submitting the question  whether such  segregation should be implemented to a vote of all affected Owners and,

as  appropriate,  segregating  the assets of  any  appropriate  group  (i.e.,

annuity contract owners, life insurance contract owners, or variable contract owners of one or more Participating Insurance Companies) that votes in  favor of  such segregation, or offering to the affected Owners the option of making such  a  change;  (2),  establishing a new registered  management  investment company or managed separate account; and (3) obtaining SEC approval.

      7.4. If a material irreconcilable conflict arises because of a decision by  one  or both of the Companies to disregard Owner voting instructions  and that  decision  represents a minority position or would preclude  a  majority vote,  one or both of the Companies may be required, at the Trust's election,

to  withdraw  the  affected Separate Account's investment in  the  Trust  and

terminate  this  Agreement;  provided,  however  that  such  withdrawal   and

termination shall be limited to the extent required by the foregoing material irreconcilable  conflict  as determined by a majority  of  the  disinterested

Trustees.  Any such withdrawal and termination must take place within six (6)

months  after  the  Trust gives written notice that this provision  is  being implemented,  and until the end of that six (6) month period KFSC  and  Trust shall continue to accept and implement orders by one or both of the Companies for the purchase (and redemption) of shares of the Trust.

      7.5.  If a material irreconcilable conflict arises because a particular state  insurance  regulator's decision applicable  to  one  or  both  of  the

Companies conflicts with the majority of other state regulators, then one  or

both   of  the  Companies  will  withdraw  the  affected  Separate  Account's investment  in the Trust and terminate this Agreement within six  (6)  months after  the Trustees inform one or both of the Companies in writing that  they have  determined  that  such decision has created a  material  irreconcilable conflict;  provided, however, that such withdrawal and termination  shall  be limited  to  the  extent  required by the foregoing  material  irreconcilable

conflict  as  determined by a majority of the disinterested Trustees.   Until

the  end of the foregoing six (6) month period, KFSC and Trust shall continue to  accept  and  implement orders by one or both of  the  Companies  for  the purchase (and redemption) of shares of the Trust.

      7.6.  For  purposes of Sections 7.3. through 7.6. of this Agreement,  a majority  of the disinterested Trustees shall determine whether any  proposed action  adequately remedies any material irreconcilable conflict, but  in  no event  will the Trust be required to establish a new funding medium  for  the

Variable  Insurance  Products.  One or both of the  Companies  shall  not  be required  by Section 7.3. to establish a new funding medium for the  Variable

Insurance  Products  if  an offer to do so has been declined  by  vote  of  a

majority   of   Owners  materially  adversely  affected   by   the   material

irreconcilable conflict.  In the event that the Trustees determine  that  any proposed  action  does  not  adequately remedy  any  material  irreconcilable conflict,  then  one  or  both of the Companies will  withdraw  the  affected

Separate  Account's  investment in the Trust  and  terminate  this  Agreement within  six (6) months after the Trustees inform one or both of the Companies in  writing  of  the  foregoing determination, provided, however,  that  such withdrawal  and  termination shall be limited to the extent required  by  any such  material  irreconcilable conflict as determined by a  majority  of  the disinterested Trustees.

      7.7.  If and to the extent that Rule 6e-2 and Rule 6e-3(T) are amended,

or  Rule  6e-3 is adopted, to provide exemptive relief from any provision  of the  1940  Act or the rules promulgated thereunder with respect to  mixed  or shared  funding (as defined in the Shared Funding Exemptive Order)  or  terms and  conditions  materially  different from those  contained  in  the  Shared

Funding  Exemptive  Order,  then  (a) the  Trust  and/or  the  Companies,  as appropriate, shall take such steps as may be necessary to comply  with  Rules

6e-2  and 6e-3(T), as amended, and Rule 6e-3, as adopted, to the extent  such rules  are  applicable; and (b) Sections 3.4., 3.5., 7.1., 7.2., 7.3.,  7.4.,

and  7.5. of this Agreement shall continue in effect only to the extent  that terms  and  conditions substantially identical to such Sections are contained in such Rule(s) as so amended or adopted.

ARTICLE VIII.  Indemnification

     8.1. Indemnification By The Companies

           8.1.(a).  The Companies will indemnify and hold harmless the Trust and  each  of its Trustees and Officers and each person, if any, who controls the Trust within the meaning of Section 15 of the 1933 Act (collectively, the

"Indemnified Parties" for purposes of this Section 8.1.) against any and  all losses,  claims, damages, liabilities (including amounts paid  in  settlement with  the  written  consent  of one or both of the Companies)  or  litigation

(including  legal and other expenses), to which the Indemnified  Parties  may become  subject  under any statute, regulation, at common law  or  otherwise,

insofar  as such losses, claims, damages, liabilities or expenses (or actions in  respect thereof) or settlements are related to the sale or acquisition of the Trust's shares or the Variable Insurance Products and:

                    (i)  arise out of or are based upon any untrue statements

               or alleged untrue statements of any material fact contained in the  registration  statement or prospectus  for  the  Variable

               Insurance  Products or contained in the sales  literature  for

               the   Variable   Insurance  Products  (or  any  amendment   or

               supplement to any of the foregoing), or arise out  of  or  are based  upon  the  omission or the alleged  omission  to  state therein  a  material  fact required to be  stated  therein  or necessary  to  make  the  statements therein  not  misleading,

               provided  that this Agreement to indemnify shall not apply  as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity  with information furnished in writing  to  one  or both of the Companies by or on behalf of the Trust for use  in the  registration  statement or prospectus  for  the  Variable

               Insurance  Products or in the Variable Insurance  Products  or

               sales literature (or any amendment or supplement) or otherwise for  use in connection with the sale of the Variable Insurance

               Products or Trust shares; or

                     (ii)  arise  out  of  or are based  upon  statements  or

               representations  (other  than  statements  or  representations contained in the registration statement, Prospectus  or  sales literature  of the Trust not supplied by one or  both  of  the

               Companies, or persons under their control) or wrongful conduct of  one  or  both  of  the Companies or  persons  under  their control,  with  respect  to the sale or  distribution  of  the

               Variable Insurance Products or Trust shares; or

                     (iii)      arise out of any untrue statement or  alleged

               untrue   statement  of  a  material  fact   contained   in   a

               registration statement, Prospectus, or sales literature of the

               Trust  or any amendment thereof or supplement thereto  or  the omission or alleged omission to state therein a material  fact required  to  be  stated  therein or  necessary  to  make  the statements  therein  not misleading if  such  a  statement  or omission  was  made in reliance upon information furnished  in writing  to  the Trust by or on behalf of one or both  of  the

               Companies; or

                     (iv)  arise out of or result from any failure by one  or

               both of the Companies to provide the services and furnish  the materials contemplated by this Agreement; or

                     (v)  arise out of or result from any material breach  of

               any  representation and/or warranty made by one or both of the

               Companies in this Agreement or arise out of or result from any other material breach of this Agreement by one or both of  the

               Companies.

            8.1.(b).    The  Companies  shall  not  be  liable   under   this

indemnification  provision  with  respect to  any  losses,  claims,  damages,

liabilities  or litigation to which an Indemnified Party would  otherwise  be subject by reason of such Indemnified Party's willful misfeasance, bad faith,

or  negligence in the performance of such Indemnified Party's  duties  or  by reason  of  such  Indemnified Party's reckless disregard  of  obligations  or duties under this Agreement or to the Trust, whichever is applicable.

            8.1.(c).    The  Companies  shall  not  be  liable   under   this

indemnification  provision  with  respect  to  any  claim  made  against   an

Indemnified  Party  unless such Indemnified Party  shall  have  notified  the

Companies  in  writing within a reasonable time after the  summons  or  other first legal process giving information of the nature of the claim shall  have been  served  upon  such Indemnified Party (or after such  Indemnified  Party shall  have  received  notice of such service on any designated  agent),  but failure  to  notify  the Companies of any such claim shall  not  relieve  the

Companies  from  any liability which they may have to the  Indemnified  Party against  whom  such  action is brought otherwise  than  on  account  of  this indemnification  provision.  In case any such action is brought  against  the

Indemnified Parties, the Companies shall be entitled to participate, at their own  expense,  in the defense of such action.  The Companies  also  shall  be entitled  to  assume  the defense thereof, with counsel satisfactory  to  the party named in the action.  After notice from one or both of the Companies to such  party  of  the election of one or both of the Companies to  assume  the defense  thereof, the Indemnified Party shall bear the fees and  expenses  of any  additional counsel retained by it, and the Companies will not be  liable to  such  party  under  this  Agreement  for  any  legal  or  other  expenses subsequently  incurred  by such party independently in  connection  with  the defense thereof other than reasonable costs of investigation.

            8.1.(d).   The  Indemnified  Parties  will  promptly  notify  the

Companies  of the commencement of any litigation or proceedings against  them in  connection with the issuance or sale of the Trust shares or the Contracts or the operation of the Trust.

     8.2. Indemnification By the Trust

          8.2.(a).  The Trust will indemnify and hold harmless the Companies,

and  each  of  their  directors and officers and each  person,  if  any,  who controls  the  Companies within the meaning of Section 15  of  the  1933  Act

(collectively, the "Indemnified Parties" for purposes of this  Section  8.2.)

against  any and all losses, claims, damages, liabilities (including  amounts paid  in  settlement  with the written consent of the  Trust)  or  litigation

(including  legal  and other expenses) to which the Indemnified  Parties  may become  subject  under any statute, regulation at common  law  or  otherwise,

insofar  as such losses, claims, damages, liabilities or expenses (or actions in  respect  thereof)  or settlements result from the gross  negligence,  bad faith  or  willful  misconduct of the Trustees or  any  member  thereof,  are related to the operations of the Trust and:

                     (i)   arise as a result of any failure by the  Trust  to

               provide the services and furnish the materials under the terms of  this  Agreement (including a failure to  comply  with  the diversification requirements specified in Article VI. of  this

               Agreement); or

                     (ii) arise out of or result from any material breach  of

               any  representation and/or warranty made by the Trust in  this

               Agreement  or  arise out of or result from any other  material breach of this Agreement by the Trust;

as  limited by and in accordance with the provisions of Sections 8.2.(b). and

8.2.(c). hereof.

           8.2.(b).  The Trust shall not be liable under this indemnification provision  with  respect  to  any  losses, claims,  damages,  liabilities  or litigation to which an Indemnified Party would otherwise by subject by reason of  such  Indemnified  Party's  willful  misfeasance,  bad  faith,  or  gross negligence in the performance of such Indemnified Party's duties or by reason of  such  Indemnified  Party's reckless disregard of obligations  and  duties under  this  Agreement or to the Companies, the Trust, KFSC or each  Separate

Account, whichever is applicable.

           8.2.(c).  The Trust shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party  unless such  Indemnified  Party shall have notified the Trust in  writing  within  a reasonable  time  after  the  summons or other  first  legal  process  giving information  of  the  nature  of  the  claim  shall  have  served  upon  such

Indemnified Party (or after such Indemnified party shall have received notice of  such service on any designated agent), but failure to notify the Trust of any  such claim shall not relieve the Trust from any liability which  it  may have  to  the Indemnified Party against whom such action is brought otherwise than  on account of this indemnification provision.  In case any such  action is  brought  against the Indemnified Parties, the Trust will be  entitled  to

participate,  at  its own expense, in the defense thereof.   The  Trust  also

shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action.  After notice from the Trust to such party  of the  Trust's  election to assume the defense thereof, the  Indemnified  Party shall  bear the fees and expenses of any additional counsel retained  by  it,

and  the  Trustees will not be liable to such party under this Agreement  for any legal or other expenses subsequently incurred by such party independently in  connection  with  the  defense thereof other  than  reasonable  cases  of investigations.

          8.2.(d).  The Companies and KFSC agree promptly to notify the Trust of  the commencement of any litigation or proceedings against them or any  of their respective officers or directors in connection with this Agreement, the issuance  or sale of the Contracts, with respect to the operation  of  either

Account, or the sale or acquisition of shares of the Trust.

ARTICLE IX.  Applicable Law

      9.1.  This  Agreement  shall be construed  and  the  provisions  hereof interpreted  under  and in accordance with the laws of  the  Commonwealth  of

Massachusetts  provided, however, that if such laws or any of the  provisions of  this  Agreement conflict with applicable provisions of the 1940 Act,  the latter shall control.

      9.2.      This Agreement shall be made subject to the provisions of the

1933,  1934,  and  1940  Acts,  and the rules  and  regulations  and  rulings

thereunder,  including  such  exemptions  from  those  statutes,  rules   and

regulations as the SEC may grant (including, but not limited to,  the  Shared

Funding  Exemptive  Order)  and the terms hereof  shall  be  interpreted  and construed in accordance therewith.

ARTICLE X.  Termination

     10.1.     This Agreement shall terminate:

           (a)   at the option of any party upon one (1) year advance written notice to the other parties; provided, however such notice shall not be given earlier than one (1) year following the date of this Agreement; or

           (b)   at the option of one or both of the Companies to the  extent that  shares  of Series are not reasonably available to meet the requirements of  the  Variable  Insurance Products as determined by one  or  both  of  the

Companies,  provided however, that such termination shall apply only  to  the

Series  not reasonably available.  Prompt notice of the election to terminate for such cause shall be furnished by one or both of the Companies; or

           (c)   at  the  option  of  the Trust  in  the  event  that  formal administrative  proceedings  are  instituted  against  one  or  both  of  the

Companies  or  KFSC by the NASD, the SEC, the Insurance Commissioner  or  any

other  regulatory body regarding the duties of one or both of  the  Companies under  this  Agreement  or  related to the sale  of  the  Variable  Insurance

Products,  with  respect  to  the operation of a  Separate  Account,  or  the purchase of the Trust shares, provided, however, that the Trust determines in its  sole  judgement  exercised in good faith, that any  such  administrative proceedings will have a material adverse effect upon the ability  of  one  or both of the Companies to perform their obligations under this Agreement or of

KFSC  to  perform its obligations under its underwriting agreement  with  the

Trust; or

           (d)   at  the option of one or both of the Companies in the  event that  formal administrative proceedings are instituted against the  Trust  by the  NASD,  the SEC, or any state securities or insurance department  or  any other  regulatory body, provided, however, that one or both of the  Companies determine  in  their sole judgement exercised in good faith,  that  any  such administrative  proceedings  will have a material  adverse  effect  upon  the ability of the Trust to perform its obligations under this Agreement; or

           (e)   with respect to a Separate Account, upon requisite authority to  substitute  the shares of another investment company for  shares  of  the corresponding  Series  of  the Trust in accordance  with  the  terms  of  the

Variable  Insurance Products for which those Series shares had been  selected to  serve as the underlying investment media.  The Companies will give thirty

(30)  days'  prior written notice to the Trust of the date  of  any  proposed action to replace the Trust shares; or

           (f)   at the option of one or both of the Companies, in the  event any  of  the  Trust's shares are not registered, issued or sold in accordance with  applicable federal and any state law or such law precludes the  use  of such  shares  as  the  underlying investment media of the Variable  Insurance

Products issued or to be issued by the Companies; or

           (g)   at the option of one or both of the Companies, if the  Trust ceases to qualify as a Regulated Investment Company under Subchapter M of the

Code  or under any successor or similar provision, or if one or both  of  the

Companies reasonably believes that the Trust may fail to so qualify; or

           (h)   at the option of one or both of the Companies, if the  Trust fails  to  meet  the diversification requirements specified  in  Article  VI.

hereof; or

          (i)  at the option of either the Trust or KFSC, if (1) the Trust or

KFSC,  respectively,  shall  determine, in their  sole  judgement  reasonably exercised  in  good faith, that one or both of the Companies has  suffered  a material  adverse  change in its business or financial condition  or  is  the subject  of  material adverse publicity and such material  adverse  publicity will  have  a  material adverse impact upon the business  and  operations  of either  the Trust or KFSC, (2) the Trust or KFSC shall notify one or both  of the  Companies in writing of such determination and its intent  to  terminate this Agreement, and (3) after considering the actions taken by one or both of the Companies and any other changes in circumstances since the giving of such notice,  such determination of the Trust or KFSC shall continue to  apply  on the  sixtieth (60th) day following the giving of such notice, which  sixtieth

(60th) day shall be the effective date of termination; or

           (j)  at the option of one or both of the Companies, if (1) one  or both  of  the  Companies  shall determine, in its  sole  judgment  reasonably exercised  in  good  faith, that either the Trust  or  KFSC  has  suffered  a material  adverse  change in its business or financial condition  or  is  the subject  of  material adverse publicity  and such material adverse  publicity will  have a material adverse impact upon the business and operations of  one or  both of the Companies, (2) one or both of the Companies shall notify  the

Trust  and  KFSC in writing of such determination and its intent to terminate the  Agreement,  and  (3) after considering the actions taken  by  the  Trust and/or  KFSC and any other changes in circumstances since the giving of  such notice, such determination shall continue to apply on the sixtieth (60th) day following the giving of such notice, which sixtieth (60th) day shall  be  the effective date of termination; or

           (k)  at the option of either the Trust or KFSC, if one or both  of the  Companies  gives  the  Trust and KFSC the written  notice  specified  in

Section 10.3.(a). hereof and at the time such notice was given there  was  no

notice  of  termination  outstanding  under  any  other  provision  of   this

Agreement;  provided,  however any termination under this  Section  10.1.(k).

shall  be  effective  forty-five  (45) days after  the  notice  specified  in

10.3.(a). was given.

     10.2.     It is understood and agreed that the right of any party hereto to  terminate  this Agreement pursuant to Section 10.1.(a). may be  exercised for any reason or for no reason.

     10.3.     Notice Requirement.  No termination of this Agreement shall be effective  unless and until the party terminating this Agreement gives  prior written  notice  to  all other parties to this Agreement  of  its  intent  to terminate  which  notice  shall set forth the  basis  for  such  termination.

Furthermore,

          (a)  in the event that any termination is based upon the provisions of  Article VII., or the provision of Section 10.1.(a)., 10.1.(i)., 10.1.(j).

or  10.1.(k). of this Agreement, such prior written notice shall be given  in advance  of the effective date of termination as required by such provisions;

and

          (b)  in the event that any termination is based upon the provisions of  Section  10.1.(c).  or 10.1.(d). of this Agreement,  such  prior  written notice shall be given at least ninety (90) days before the effective date  of termination.

      10.4.       Effect of Termination.  Notwithstanding any termination  of this Agreement, the Trust and KFSC shall at the option of one or both of  the

Companies, continue to make available additional shares of the Trust pursuant to  the  terms  and conditions of this Agreement, for all Variable  Insurance

Products  in  effect on the effective date of termination of  this  Agreement

(hereinafter  referred  to  as "Existing Products").   Specifically,  without

limitation,  the  Owners  of  the Existing Products  shall  be  permitted  to reallocate  investments in the Trust, redeem investments in the Trust  and/or invest in the Trust upon the making of additional purchase payments under the

Existing Products.  The parties agree that this Section 10.4. shall not apply to  any  terminations under Article VII. and the effect of such Article  VII.

terminations shall be governed by Article VII. of this Agreement.

      10.5.      The Companies shall not redeem Trust shares attributable  to the  Variable Insurance Products (as opposed to Trust shares attributable  to the Companies' assets held in a Separate Account) except (i) as necessary  to implement  Owner initiated transactions, or (ii) as required by state  and/or federal  laws or regulations or judicial or other legal precedent of  general application  (hereinafter  referred to as a "Legally  Required  Redemption").

Upon  request, the Companies will promptly furnish to the Trust and KFSC  the opinion  of  counsel  for the Companies (which counsel  shall  be  reasonably satisfactory  to  the  Trust  and KFSC) to the  effect  that  any  redemption pursuant to clause (ii) above is a Legally Required Redemption.  Furthermore,

except  in  cases  where permitted under the terms of the Variable  Insurance

Products, the Companies shall not prevent Owners from allocating payments  to a  Series  that was otherwise available under the Variable Insurance Products without  first  giving the Trustee or KFSC ninety (90) days notice  of  their intention to do so.

ARTICLE XI.  Notices

      Any  notice  shall  be sufficiently given when sent  by  registered  or certified  mail  to the other party at the address of such  party  set  forth below or at such other address as such party may from time to time specify in writing to the other party.

     If to the Trust:

          c/o Liberty Investment Services, Inc.
          600 Atlantic Avenue
          Boston, Massachusetts  02210
          Attention:  Secretary

     If to one or both of the Companies:

          Keyport Life Insurance Company
          125 High Street
          Oliver Street Tower
          Thirteenth Floor
          Boston, MA  02110
          Attention:  General Counsel

          Liberty Life Assurance Company of Boston
          175 Berkeley Street
          Boston, MA  02117
          Attention:  General Counsel

     If to KFSC:

          Keyport Financial Services, Corp.
          125 High Street
          Boston, Massachusetts  02110
          Attention:  Secretary

ARTICLE XII.  Miscellaneous

      12.1.       All  persons  dealing with Trust must look  solely  to  the property  of  the Trust for the enforcement of any claims against  the  Trust hereunder  and  otherwise  understand that neither  the  Trustees,  officers,

agents  or  shareholders  of the Trust have any personal  liability  for  any obligations entered into by or on behalf of the Trust.

      12.2.       Subject to the requirements of legal process and regulatory authority,  each  Party  hereto shall treat as  confidential  the  names  and addresses  of  the  Owners  and  all  information  reasonably  identified  as confidential in writing be any other party hereto and, except as permitted by this  Agreement, shall not disclose, disseminate or utilize  such  names  and addresses and other confidential information until such time as it  may  come into  the  public domain without the express written consent of the  affected party.

      12.3.       The captions in this Agreement are included for convenience of  reference  only and in no way define or delineate any of  the  provisions hereof or otherwise affect their construction or effect.

      12.4.      This Agreement may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the  same instrument.

      12.5.       If  any provision of this Agreement shall be held  or  made invalid by a court decision, statute, rule or otherwise, the remainder of the

Agreement shall not be effected thereby.

      12.6.      Each party hereto shall cooperate with each other party  and all  appropriate governmental authorities (including without  limitation  the

SEC,  the  NASD, the Internal Revenue Service and state insurance regulators)

and  shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby.

      12.7.      The Trust and KFSC agree that to the extent any advisory  or other fees received by the Trust, KFSC, Colonial or KASC are determined to be unlawful in appropriate legal or administrative proceedings, the Trust  shall indemnify  and  reimburse the Companies for any out of  pocket  expenses  and actual  damages  the  Companies  have  incurred  as  a  result  of  any  such proceeding, provided however that the provision of Section 8.2.(b).  of  this

and   8.2.(c).   shall  apply  to  such  indemnification  and   reimbursement

obligation.   Such indemnification and reimbursement obligation shall  be  in addition  to any other indemnification and reimbursement obligations  of  the

Trust under this Agreement.

      12.8.       The  rights,  remedies and obligations  contained  in  this

Agreement are cumulative and are in addition to any and all rights,  remedies and obligation, at law or in equity, which the parties hereto are entitled to under state and federal laws.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and on its behalf by its duly authorized representative  and its seal to be hereunder affixed hereto as  of  the  date specified below.

                         KEYPORT LIFE INSURANCE COMPANY
                         By its authorized officer,

                         By: /s/ Johm W.Rosensteel

                         Title: President

                         Date: October 20, 1993

                         LIBERTY LIFE ASSURANCE
                         COMPANY OF BOSTON
                         By its authorized officer,

                         By: /s/Stuart L. Lerner

                         Title: President

                         Date: October 22, 1993

                         KEYPORT VARIABLE INVESTMENT TRUST
                         By its authorized officer,

                         By: /s/Ernest E. Dunbar

                         Title: Treasurer

                         Date: December 2, 1993

                         KEYPORT FINANCIAL SERVICES CORP.
                         By its authorized officer,

                         By: /s/Robert R. Baird

                         Title: President

                         Date: October 20, 1993



                         Schedule A




               [List Policies and Contracts]


                                                         EXHIBIT (9)




                                            July 17 1997





Edmund F. Kelly, President
Liberty Life Assurance Company
175 Berkeley Street
Boston, MA  02117

RE:  OPINION OF COUNSEL - VARIABLE ACCOUNT J

Dear Mr. Kelly:

You have requested my opinion concerning the legality of the variable annuity contracts being registered with the Securities and Exchange Commission by Post-Effective Amendment No. 1.

I have made such examination of the law and have examined such records and documents as in my judgment was necessary or appropriate to enable me to render the opinion expressed below.

I am of the opinion that the contracts will be legally issued and will represent binding obligations of the depositor (Liberty Life Assurance Company of Boston).

You may use this opinion letter, or a copy thereof, as an exhibit to the Registration Statement.


                                             Sincerely,

                                             /s/Lee W. Rabkin

                                             Lee W. Rabkin, Esq.

                                                         EXHIBIT 10








                        CONSENT OF INDEPENDENT AUDITORS







   We consent to the reference to our firm under the caption "Experts" in the Statement of Additional Information and to the use of our report dated February 28, 1997, with respect to the financial statements of Liberty Life Assurance Company of Boston, included in this Post-Effective Amendment No. 1 to the Registration Statement (Form N-4, No. 333-29811; 811-08269).














Boston, Massachusetts                        /s/Ernst & Young LLP
July 14, 1997











              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS





The Board of Directors
Liberty Life Assurance Company:






We consent to the use of our report dated February 16, 1996 and to the reference to our firm under the heading "Experts" in the Statement of Additional Information.







/s/KPMG Peat Marwick LLP
KPMG Peat Marwick LLP
Boston, Massachusetts
July 17 1997